As filed with the Securities and Exchange Commission on July 29, 2010
1933 Act Registration No. 33-17619
1940 Act Registration No. 811-05349

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.                      ☐
Post-Effective Amendment No. 252 ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 253 ☑
(Check appropriate box or boxes)
GOLDMAN SACHS TRUST
(Exact Name of Registrant as Specified in Charter)
71 South Wacker Drive
Chicago, Illinois 60606
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312) 655-4400
PETER V. BONANNO, ESQ.
Goldman, Sachs & Co.
200 West Street
New York, New York 10282
(Name and Address of Agent for Service)
Copies to:
STEPHEN H. BIER, ESQ.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement
It is proposed that this filing will become effective (check appropriate box)

☑	immediately upon filing pursuant to paragraph (b)

☐	on (date), pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Class A Shares, Class B Shares, Class C Shares, Service Shares, Institutional Shares, Class R Shares and Class IR Shares of the Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund and Goldman Sachs High Yield Fund;
Class A Shares, Class B Shares, Class C Shares, Service Shares, Institutional Shares and Class IR Shares of the Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Municipal Fund and Goldman Sachs Global Income Fund;
Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class IR Shares of the Goldman Sachs Inflation Protected Securities Fund;
Class A Shares, Class B Shares, Administration Shares, Institutional Shares and Class IR Shares of the Goldman Sachs Enhanced Income Fund;
Class A Shares, Service Shares, Institutional Shares and Class IR Shares of the Goldman Sachs Ultra-Short Duration Government Fund;
Class A Shares, Institutional Shares and Separate Account Institutional Shares of the Goldman Sachs U.S. Mortgages Fund and Goldman Sachs Investment Grade Credit Fund;
Class A Shares, Class C Shares, Institutional Shares and Class IR Shares of the Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

Prospectus	July 29, 2010

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs High Yield Municipal Fund

■ Class A: GHYAX
■ Class B: GHYBX
■ Class C: GHYCX
■ Institutional: GHYIX
■ Service:*
■ Class IR: GYIRX

■ Goldman Sachs Municipal Income Fund

■ Class A: GSMIX
■ Class B: GSMBX
■ Class C: GSMUX
■ Institutional: GSMTX
■ Service: GSMEX
■ Class IR: GUIRX

■ Goldman Sachs Short Duration Tax-Free Fund

■ Class A: GSDTX
■ Class B: GSDBX
■ Class C: GSTCX
■ Institutional: GSDUX
■ Service: GSFSX
■ Class IR: GDIRX

*	As of the date of this Prospectus, Service Class Shares have not commenced operations.

1	Goldman Sachs High Yield Municipal Fund – Summary

8	Goldman Sachs Municipal Income Fund – Summary

14	Goldman Sachs Short Duration Tax-Free Fund – Summary

21	Investment Management Approach

30	Risks of the Funds

36	Service Providers

41	Dividends

43	Shareholder Guide
	43	How to Buy Shares
	61	How to Sell Shares

76	Taxation

79	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

99	Appendix B Financial Highlights

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs High Yield Municipal Fund—Summary

Investment Objective

The Goldman Sachs High Yield Municipal Fund (the “Fund”) seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 53 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 60 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.15%	0.15%	0.15%	0.06%	0.56%	0.15%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.15%	0.15%	0.15%	0.06%	0.06%	0.15%

Total Annual Fund Operating Expenses	0.93%	1.68%	1.68%	0.59%	1.09%	0.68%
Expense Limitation[3]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%

Total Annual Fund Operating Expenses After Expense Limitation	0.91%	1.66%	1.66%	0.57%	1.07%	0.66%

1	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

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2	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

3	The Investment Adviser has agreed to reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$539	$731	$940	$1,540

Class B Shares
– Assuming complete redemption at end of period	$669	$828	$1,111	$1,786
– Assuming no redemption	$169	$528	$911	$1,786

Class C Shares
– Assuming complete redemption at end of period	$269	$528	$911	$1,985
– Assuming no redemption	$169	$528	$911	$1,985

Institutional Shares	$58	$187	$327	$736

Service Shares	$109	$345	$599	$1,327

Class IR Shares	$67	$216	$377	$845

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 31% of the average value of its portfolio.

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Principal Strategy

The Fund invests, under normal circumstances, a majority of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in high-yield fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization (“NRSRO”), and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. The Fund may purchase the securities of issuers that are in default. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

The Fund may concentrate its investments in issuers within the same states, industry or economic sector.

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital Aggregate Municipal Bond Index, plus or minus two years. (Historically, over the last ten years, the duration of the Barclays Capital Aggregate Municipal Bond Index has ranged between 5.9 and 8.5 years.)

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Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

California and Florida Risk. The risk that the Fund’s investments in municipal obligations of issuers located in the States of California or Florida may be adversely affected by political, economic and regulatory developments within California or Florida, respectively. Such developments may affect the financial condition of California’s or Florida’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Concentration Risk. The risk that if a Fund concentrates its investments in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. To the extent that a Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities held by a Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk. The risk that a Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Non-Investment Grade Fixed Income Securities Risk. The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. The Fund may purchase the securities of issuers that are in default.

Tax Risk. The risk that any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional and Class IR Shares compare to those of certain broad-based securities market indices and to the High Yield Municipal Fund Composite Index, a custom benchmark comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (60%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Performance reflects expense limitations in effect.

Because Service and Class IR Shares have not commenced operations as of the date of this Prospectus, no performance information is shown. Service and Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Service and Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Service or Class IR Shares have different expenses.

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TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)
The total return for Institutional Shares for the six-month period ended June 30, 2010 was 6.36%. Best Quarter Q3 ’09 16.87% Worst Quarter Q4 ’08 –22.35%

     AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception
Class A (Inception 4/30/00)
Returns Before Taxes	22.80%	(1.61)%	2.82%
Returns After Taxes on Distributions	22.77%	(1.64)%	2.80%
Returns After Taxes on Distributions and Sale of Fund Shares	17.16%	(0.61)%	3.20%

Class B (Inception 4/30/00)
Returns Before Taxes	22.37%	(1.84)%	2.66%

Class C (Inception 4/30/00)
Returns Before Taxes	26.60%	(1.44)%	2.54%

Institutional Shares (Inception 4/30/00)
Returns Before Taxes	29.03%	(0.34)%	3.70%

High Yield Municipal Fund Composite Index	24.53%	3.38%	5.20%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.59%
Barclays Capital High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	32.73%	2.62%	4.85%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Vice President, has managed the Fund since 2002.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but for certain types of investors may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 20 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 20 of this Prospectus.

7

Goldman Sachs Municipal Income Fund—Summary

Investment Objective

The Goldman Sachs Municipal Income Fund (the “Fund”) seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 53 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.18%	0.18%	0.18%	0.09%	0.59%	0.18%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.18%	0.18%	0.18%	0.09%	0.09%	0.18%

Total Annual Fund Operating Expenses	0.98%	1.73%	1.73%	0.64%	1.14%	0.73%
Fee Waiver and Expense Limitation[3]	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.88%	1.63%	1.63%	0.54%	1.04%	0.63%

1	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

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2	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

3	The Investment Adviser has agreed to (i) waive a portion of its Management Fee in order to achieve an effective rate of 0.50% as an annual percentage rate of average daily net assets of the Fund and (ii) reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$666	$887	$1,523

Class B Shares
– Assuming complete redemption at end of period	$666	$835	$1,129	$1,834
– Assuming no redemption	$166	$535	$929	$1,834

Class C Shares
– Assuming complete redemption at end of period	$266	$535	$929	$2,033
– Assuming no redemption	$166	$535	$929	$2,033

Institutional Shares	$55	$195	$347	$789

Service Shares	$106	$352	$618	$1,377

Class IR Shares	$64	$223	$396	$897

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 20% of the average value of its portfolio.

9

Principal Strategy

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund may concentrate its investments in issuers within the same states, industry or economic sector.

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital Aggregate Municipal Bond Index, plus or minus one year. (Historically, over the last ten years, the duration of the Barclays Capital Aggregate Municipal Bond Index has ranged between 5.9 and 8.5 years.)

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

California and Florida Risk. The risk that the Fund’s investments in municipal obligations of issuers located in the States of California or Florida may be adversely affected by political, economic, and regulatory developments within California or Florida, respectively. Such developments may affect the financial condition of California’s or Florida’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Concentration Risk. The risk that if a Fund concentrates its investments in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

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Credit/Default Risk. An issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. To the extent that a Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities held by a Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk. The risk that a Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Tax Risk. The risk that any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Performance reflects expense limitations in effect.

Because Class IR Shares have not commenced operations as of the date of this prospectus, no performance information is shown. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

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TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)
The total return for Institutional Shares for the six-month period ended June 30, 2010 was 4.23%. Best Quarter Q3 ’09 10.05% Worst Quarter Q4 ’08 –5.96%

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 7/20/93)
Returns Before Taxes	15.23%	2.16%	4.49%	4.51%
Returns After Taxes on Distributions	15.22%	2.15%	4.49%	4.42%
Returns After Taxes on Distributions and Sale of Fund Shares	11.60%	2.43%	4.49%	4.44%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.75%	5.54%†

Class B (Inception 5/1/96)
Returns Before Taxes	13.63%	1.76%	4.25%	4.35%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.75%	5.62%

Class C (Inception 8/15/97)
Returns Before Taxes	17.88%	2.17%	4.11%	3.56%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.75%	5.30%

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	20.13%	3.31%	5.29%	4.73%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.75%	5.30%

Service Shares (Inception 8/15/97)
Returns Before Taxes	19.40%	2.78%	4.79%	4.25%
Barclays Capital Aggregate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.31%	5.75%	5.30%

†	Return for the Index is calculated from August 1, 1993, the commencement of the month nearest to the Class A Shares inception date.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Vice President, has managed the Fund since 2002.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but for certain types of investors may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 20 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 20 of this Prospectus.

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Goldman Sachs Short Duration Tax-Free Fund—Summary

Investment Objective

The Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 53 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.5%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	2.0%	1.0%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.15%	0.15%	0.15%	0.06%	0.56%	0.15%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.15%	0.15%	0.15%	0.06%	0.06%	0.15%

Total Annual Fund Operating Expenses	0.79%	1.54%	1.54%	0.45%	0.95%	0.54%
Fee Waiver and Expense Limitation[3]	(0.06)%	(0.21)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.73%	1.33%	1.48%	0.39%	0.89%	0.48%

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1	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within three years of purchase, declining from a rate of 2% in the first year to 1% in the third year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

2	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

3	The Investment Adviser has agreed to (i) waive a portion of its Management Fee in order to achieve an effective rate of 0.35% as an annual percentage rate of average daily net assets of the Fund and (ii) reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive a portion of its distribution and service fees equal to 0.15% as an annual percentage rate of average daily net assets attributable to Class B Shares of the Fund through at least July 29, 2011, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$223	$393	$576	$1,108

Class B Shares
– Assuming complete redemption at end of period	$635	$766	$1,020	$1,614
– Assuming no redemption	$135	$466	$820	$1,614

Class C Shares
– Assuming complete redemption at end of period	$251	$481	$834	$1,829
– Assuming no redemption	$151	$481	$834	$1,829

Institutional Shares	$40	$138	$246	$561

Service Shares	$91	$297	$520	$1,161

Class IR Shares	$49	$167	$296	$671

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or

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in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 11% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital 1-3 Year Municipal Bond Index, plus or minus 0.5 years. (Historically, over the last ten years, the duration of the Barclays Capital 1-3 Year Municipal Bond Index has ranged between 2.1 and 2.3 years.) The reference to “Short-Duration” in the Fund’s name refers to this duration.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

California and Florida Risk. The risk that the Fund’s investments in municipal obligations of issuers located in the States of California or Florida may be adversely affected by political, economic and regulatory developments within California or Florida, respectively. Such developments may affect the financial condition of California’s or Florida’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such

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parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Concentration Risk. The risk that if a Fund concentrates its investments in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. To the extent that a Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities held by a Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk. The risk that a Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Tax Risk. The risk that any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Performance

The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Performance reflects expense limitations in effect.

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Because Class IR Shares have not commenced operations as of the date of this prospectus, no performance information is shown. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)
The total return for Institutional Shares for the six-month period ended June 30, 2010 was 1.49% Best Quarter Q4 ’02 2.58% Worst Quarter Q2 ’04 –0.93%

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 5/1/97)
Returns Before Taxes	4.38%	2.78%	3.23%	3.31%
Returns After Taxes on Distributions	4.35%	2.77%	3.23%	3.30%
Returns After Taxes on Distributions and Sale of Fund Shares	3.62%	2.77%	3.17%	3.26%
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.32%	3.65%	3.79%	3.88%

Class B (Inception 5/1/97)
Returns Before Taxes	3.26%	2.49%	2.87%	3.03%
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.32%	3.65%	3.79%	3.88%

Class C (Inception 8/15/97)
Returns Before Taxes	4.12%	2.33%	2.62%	2.56%
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.32%	3.65%	3.79%	3.88%

Institutional Shares (Inception 10/1/92)
Returns Before Taxes	6.19%	3.45%	3.77%	3.90%
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.32%	3.65%	3.79%	4.07%

Service Shares (Inception 9/20/94)
Returns Before Taxes	5.75%	2.95%	3.27%	3.43%
Barclays Capital 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.32%	3.65%	3.79%	3.91%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Vice President, has managed the Fund since 2002.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but for certain types of investors may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 20 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 20 of this Prospectus.

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Municipal Fixed Income Funds –
Additional Summary Information

Tax Information

The Funds’ distributions of interest on municipal obligations generally are not subject to federal income tax; however the Funds may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Funds’ distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.

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Investment Management Approach

     INVESTMENT OBJECTIVE

The High Yield Municipal Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation. The Municipal Income Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The Short Duration Tax-Free Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

     PRINCIPAL INVESTMENT STRATEGIES

High Yield Municipal Fund

The Fund invests, under normal circumstances, a majority of its Total Assets in high-yield Municipal Securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization (“NRSRO”), and non-investment grade securities are securities rated BB, Ba or below by a NRSRO. Unrated securities will be determined by the Investment Adviser to be of comparable quality. The Fund may purchase the securities of issuers that are in default. Under normal market conditions, the Fund invests at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes).

Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities.

In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB/Ba or lower).

The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

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The Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital Aggregate Municipal Bond Index, plus or minus two years. (Historically, over the last ten years, the duration of the Barclays Capital Aggregate Municipal Bond Index has ranged between 5.9 and 8.5 years.)

The Fund is “non-diversified” under the Investment Company Act of 1940 (the “Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

The Fund’s benchmark indices are the Barclays Capital High Yield Municipal Bond Index, the Barclays Capital Aggregate Municipal Bond Index and the High Yield Municipal Fund Composite Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The High Yield Municipal Fund Composite Index is a custom benchmark comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (60%).

Municipal Income Fund

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund invests in securities rated at least BBB or Baa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable quality.

The Fund may concentrate its investments in issuers within the same states, industry or economic sector.

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INVESTMENT MANAGEMENT APPROACH

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital Aggregate Municipal Bond Index, plus or minus one year. (Historically, over the last ten years, the duration of the Barclays Capital Aggregate Municipal Bond Index has ranged between 5.9 and 8.5 years.) Although the Fund is not managed towards an average maturity, it is expected that the average maturity of the Fund’s portfolio will change in relation to the duration of the Barclays Capital Aggregate Municipal Bond Index.

The Fund’s benchmark index is the Barclays Capital Aggregate Municipal Bond Index, an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year.

Short Duration Tax-Free Fund

The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

The Fund invests in securities rated at least BBB or Baa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable quality.

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Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays Capital 1-3 Year Municipal Bond Index, plus or minus 0.5 years. (Historically, over the last ten years, the duration of the Barclays Capital 1-3 Year Municipal Bond Index has ranged between 2.1 and 2.3 years.) The reference to “Short-Duration” in the Fund’s name refers to this duration.

The Fund’s benchmark index is the Barclays Capital 1-3 Year Municipal Bond Index, an unmanaged index that represents investment grade municipal bonds with maturities greater than one year and less than four years.

All Funds

The Funds may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest a certain percentage of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Rating Group (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, cash, cash equivalents and certain exchange-traded funds (“ETFs”). When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Municipal Fixed Income Investing Philosophy:
Fixed income markets are constantly evolving and are highly diverse. Our municipal fixed income management process is deeply rooted in a philosophy of disciplined “bottom up” research which seeks to recognize tactical opportunities, pricing mismatches and strategic trends. As a result of market inefficiencies, we believe our market access and expertise has historically been an important driver of risk-adjusted returns. Our process emphasizes:

■	In-depth security research
■	Tax efficiency and after-tax income
■	Yield Curve Strategies
■	Disciplined Risk Management

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INVESTMENT MANAGEMENT APPROACH

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s

25

minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how a particular Fund is managed.

     ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s summary are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

The average annual total return figures reflect maximum initial sales charges of 3.75% and 1.5% for Class A Shares of the Municipal Income and Short Duration Tax-Free Funds, respectively. Prior to July 29, 2009, the maximum initial sales charges applicable to Class A shares of the Municipal Income and Short Duration Tax-Free Funds were 4.5% and 2.0%, respectively, which are not reflected in the average annual total return figures shown.

The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s summary.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

26

INVESTMENT MANAGEMENT APPROACH

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

     OTHER INVESTMENT PRACTICES AND SECURITIES

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

27

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
	High		Short
• No specific percentage limitation on usage;	Yield	Municipal	Duration
limited only by the objectives and strategies	Municipal	Income	Tax-Free
of the Fund	Fund	Fund	Fund
Investment Practices

Borrowings	33 1/3	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•	•

Financial Futures Contracts	•	•	•

Interest Rate Floors, Caps and Collars	•	•	•

Options (including Options on Futures)**	•	•	•

Repurchase Agreements	•	•	•

Securities Lending	33 1/3	33 1/3	33 1/3

Standby Commitments and Tender Option Bonds	•	•	•

When-Issued Securities and Forward Commitments	•	•	•

Investment Company Securities (including exchange-traded funds)***	10	10	10

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices in which they may invest.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

28

INVESTMENT MANAGEMENT APPROACH

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	High		Short
limited only by the objectives and strategies	Yield	Municipal	Duration
of the Fund	Municipal	Income	Tax-Free
— Not permitted**	Fund	Fund	Fund
Investment Securities

Asset-Backed Securities	•	•	•

Convertible Securities	•	•	•

Corporate Debt Obligations and Trust Preferred Securities	•	•	•

Floating and Variable Rate Obligations	•	•	•

Lower Grade Fixed Income Securities	•	—	—

Structured Securities*	•	•	•

Taxable Municipal Securities	20	20	20

Tax-Free Municipal Securities	80+[2]	80+[2]	80+[1]

Temporary Investments	•[3,4]	•[3]	•[3]

U.S. Government Securities	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The Short Duration Tax-Free Fund will invest 80% of its Net Assets in obligations the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
[2]	The Municipal Income and High Yield Municipal Funds will invest at least 80% of their Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
[3]	Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
[4]	The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of this Prospectus. The following gives additional information on the risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	High		Short
✓ Principal risk	Yield	Municipal	Duration
• Additional risk	Municipal	Income	Tax-Free
— Not applicable*	Fund	Fund	Fund
California and Florida	✓	✓	✓
Call	•	•	•
Concentration	✓	✓	✓
Credit/Default	✓	✓	✓
Derivatives	•	•	•
Extension	•	•	•
Interest Rate	✓	✓	✓
Liquidity	✓	✓	✓
Management	•	•	•
Market	✓	✓	✓
NAV	•	•	•
Non-Diversification	✓	—	—
Non-Investment Grade Fixed Income Securities	✓	—	—
Tax	✓	✓	✓
U.S. Government Securities	•	•	•

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

■	California Risk—The Funds invest a portion of their assets in municipal obligations of issuers located in the State of California, and are consequently affected by political, economic, and regulatory developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. The following is a summary of certain factors affecting the State’s current financial situation that could, in turn, adversely affect a Fund’s investments in California municipal obligations.

30

RISKS OF THE FUNDS

Provisions of the California Constitution and State statutes limit the taxing and spending authority of California governmental entities. These provisions may impair the ability of California issuers to pay principal and/or interest on their obligations. As of the date of this Prospectus, California is experiencing a severe economic and financial crisis. California’s current financial crisis heightens the risks associated with investing in bonds issued by the State of California and its political subdivisions, agencies, instrumentalities and public authorities. In particular, there is an increased risk that payments to bondholders could be interrupted, or that an issuer could default on its obligations. The State, as of May 2010, projected a budget deficit for 2010-2011 of $10.2 billion and a total budget gap of $19.1 billion. The State’s governor and legislature have not yet agreed on a plan to close this budget deficit, and the State has begun making “non-priority” payments with registered warrants, or IOUs. If the State’s economy continues to weaken, its budget deficit could continue to grow. Several rating agencies have recently downgraded California’s general obligation bond rating. Further downgrades could result in a reduction in the market value of California municipal obligations held by the Funds. These developments could adversely affect the Funds’ income, NAV, liquidity, and/or ability to preserve or realize appreciation of capital.

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■	Concentration Risk—The risk that if a Fund concentrates its investments in issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. This risk includes the risk of default on foreign letters of credit or guarantees that may back Municipal Securities.

The credit quality of a Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund.

31

Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

■	Florida Risk—The Funds invest a portion of their assets in municipal obligations of issuers located in the State of Florida, and are consequently affected by political, economic, and regulatory developments within Florida and by the financial condition of Florida’s political subdivisions, agencies, instrumentalities and public authorities. The following is a summary of certain factors affecting the State’s current financial situation that could, in turn, adversely affect a Fund’s investments in Florida municipal obligations.

Florida’s economy is influenced by numerous factors including transfer payments from the Federal government (social security benefits, pension benefits, etc.), population growth, interest rates, hurricane activity and business cycles affecting various major industries, including tourism, agriculture, construction and manufacturing. In addition, Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. If these difficulties recur in the future, the value of a Fund’s investments in Florida Municipal Securities could be adversely affected.

A Fund’s investments in Florida may include special assessment bonds, which are Municipal Securities backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold

32

RISKS OF THE FUNDS

at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities.

The High Yield Municipal Fund which invests in non-investment grade fixed income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase a Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.
■	Non-Diversification Risk—The High Yield Municipal Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than

33

“diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

■	Non-Investment Grade Fixed Income Securities Risk—The High Yield Municipal Fund will invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mae would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

34

RISKS OF THE FUNDS

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	High Yield Municipal Municipal Income Short Duration Tax-Free

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of March 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $713.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

36

SERVICE PROVIDERS

monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
Year Ended
Fund	Contractual Rate		March 31, 2010
High Yield Municipal	0.55% First $	2 billion	0.53%
	0.50% Next $	3 Billion
	0.48% Next $	3 Billion
	0.47% Over $	8 Billion

Municipal Income	0.55% First $	1 Billion	0	.50%*
	0.50% Next $	1 Billion
	0.48% Next $	3 Billion
	0.47% Next $	3 Billion
	0.46% Over $	8 Billion

Short Duration Tax-Free	0.40% First $	1 Billion	0	.35%*
	0.36% Next $	1 Billion
	0.34% Next $	3 Billion
	0.33% Next $	3 Billion
	0.32% Over $	8 Billion

*	The Investment Adviser has agreed to waive a portion of its Management Fee in order to achieve an effective rate of 0.50% and 0.35% as an annual percentage rate of the average daily net assets of the Municipal Income Fund and the Short Duration Tax-Free Fund, respectively, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement with the approval of the Board of Trustees.

The Investment Adviser may voluntarily waive a portion of its management fees from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangement.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2009 is available in the Funds’ semi-annual report dated September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2010 will be available in the Funds’ semi-annual report dated September 30, 2010.

The Investment Adviser has agreed to reduce or limit each Fund’s “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its

37

discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

     FUND MANAGERS

U.S. Municipal Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Team.
■	These teams strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of March 31, 2010, the team managed approximately $282.8 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Ben Barber Managing Director Head of Municipals	Senior Portfolio Manager— High Yield Municipal Municipal Income Short Duration Tax-Free	Since 2000 1999 1999	Mr. Barber is the Head of the Municipals team. Mr. Barber joined the Investment Adviser in 1999 as a portfolio manager, and prior to that, he managed high yield municipal and municipal bond funds at Franklin Templeton for eight years.

Scott Diamond Vice President	Portfolio Manager— High Yield Municipal Municipal Income Short Duration Tax-Free	Since 2002 2002 2002	Mr. Diamond is a portfolio manager on the U.S. Municipals team. Mr. Diamond joined the Investment Adviser in 2002 as a portfolio manager.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

38

SERVICE PROVIDERS

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional and Service Shares and 0.13% of average daily net assets with respect to the Class A, Class B, Class C and Class IR Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but

39

not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing or via telephone, in most instances to the Transfer Agent at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions
Fund	Declared	Paid	Declared and Paid
High Yield Municipal	Daily	Monthly	Annually

Municipal Income	Daily	Monthly	Annually

Short Duration Tax-Free	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

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When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the Account Application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

To open an account, contact your Authorized Institution. For an investment in Institutional Shares only, you may also contact the Fund directly. See the back cover of this Prospectus for contact information.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks.

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In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Class IR Shares are not sold directly to the public. Instead, Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

Retirement Plans generally may open an account and purchase Class IR Shares through certain Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Class IR Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

Class B shares of the Funds are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” for more information.

What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

44

SHAREHOLDER GUIDE

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

There is no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance.

No minimum amount is required for initial purchases in Class IR Shares or additional investments in Institutional Shares or Class IR Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs

45

Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of a Fund are held in “street name” (i.e., through your Authorized Institution) with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Authorized Institution’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed

46

SHAREHOLDER GUIDE

by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by

47

the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

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SHAREHOLDER GUIDE

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs High Yield Municipal Fund (the “High Yield Municipal Fund”) is open to new investors. The Fund may close to most new investors from time to time. When the Fund is closed, the following investors are the only investors who may make purchases and reinvestments of dividends and capital gains into the High Yield Municipal Fund:

■	Current shareholders of the High Yield Municipal Fund. Once a shareholder closes all accounts in the High Yield Municipal Fund, additional investments into the High Yield Municipal Fund may not be accepted;
■	Members of the portfolio management teams of the High Yield Municipal Fund; and
■	Trustees and officers of the Trust.

Additionally, discretionary mutual fund wrap programs that use the High Yield Municipal Fund as an investment option may allow new customers to select the High Yield Municipal Fund as an investment option within the program sponsor’s standard predetermined asset allocation models and to make purchases of shares of the High Yield Municipal Fund during a closure of the High Yield Municipal Fund, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of High Yield Municipal Fund shares) that the High Yield Municipal Fund or the Investment Adviser believe to be reasonable in the interests of the High Yield Municipal Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the High Yield Municipal Fund’s closure policy properly; and (iii) Goldman Sachs must approve such sponsor. In addition, the High Yield Municipal Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of High Yield Municipal Fund shares from any program sponsor and to close the High Yield Municipal Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the High Yield Municipal Fund as a new investment option during a time when the High Yield Municipal Fund is closed will not be permitted to make purchases of shares of the High Yield Municipal Fund until the High Yield Municipal Fund re-opens.

Exchanges into the High Yield Municipal Fund from other Goldman Sachs Funds are not permitted when the Fund is closed, except for current High Yield Municipal Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans.

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Additionally, the High Yield Municipal Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the High Yield Municipal Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts when the High Yield Municipal Fund is closed. The Investment Adviser may open or close the High Yield Municipal Fund to new investors from time to time or for extended periods of time at its discretion.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

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SHAREHOLDER GUIDE

The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

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Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

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SHAREHOLDER GUIDE

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order is received in proper form before a Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received.

■	If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

■	Shares Purchased by Check:

■	If a purchase order is received in proper form before a Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received.

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the High Yield Municipal Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

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The current sales charge and commission paid to the Authorized Dealers for Class A shares of the Municipal Income Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Tax-Free Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more ($500,000 or more in the case of the Short Duration Tax-Free Fund), but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Funds ($500,000 or more in the case of the Short Duration Tax-Free Fund) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more ($500,000 or more in the case of the Short Duration Tax-Free Fund) by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

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SHAREHOLDER GUIDE

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more ($500,000 or more in the case of the Short Duration Tax-Free Fund) of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;

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■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or

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■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

 How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 ($500,000 in the case of the Short Duration Tax-Free Fund) or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a

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reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 ($500,000 in the case of the Short Duration Tax-Free Fund) or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

     COMMON QUESTIONS APPLICABLE TO CLASS B SHARES

What Should I Know About Class B Shares?
Effective November 2, 2009 (the “Effective Date”), Class B Shares may no longer be purchased by new or existing shareholders, except as described below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B shares. Shareholders

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of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Class B shares received by the Funds after the Effective Date will be rejected.

Class B Shares redeemed within six years (or three years in the case of the Short Duration Tax-Free Fund) of purchase will be subject to a CDSC at the rates shown in the following table based on how long you held your shares.

The CDSC schedule is as follows:

	CDSC as a Percentage of Dollar
	Amount Subject to CDSC
	Municipal Income	Short Duration
	and High Yield	Tax-Free
Year Since Purchase	Municipal Funds	Fund
First	5%	2%
Second	4%	1.5%
Third	3%	1%
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and thereafter	None	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 2% in the case of the Short Duration Tax-Free Fund, and 4% in the case of all other Funds, of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal

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tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

     A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class A Shares was made, all payments made during a month will be combined and considered to have been made on the first day of the next month.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

     HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, each Fund will

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redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds as described under “Shares Offering.” A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class B or Class C Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

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SHAREHOLDER GUIDE

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	A Fund may redeem up to $50,000 in Class A, Class B or Class C Shares via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or

63

suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Municipal Income Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less and the High Yield Municipal Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

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SHAREHOLDER GUIDE

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational

65

limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Institution or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each fund continue to earn dividends declared up to, but not including, the date of settlement.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

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■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to the High Yield Municipal Fund certain other Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem.

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by

67

exchange) of the Municipal Income Fund and certain other Goldman Sachs Funds offered in other prospectuses that are held for 30 days or less (60 days or less with respect to the High Yield Municipal Fund and certain other Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

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■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.

■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

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■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of Class B and C Shares and 10% of the value of your Class A shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C or Class IR shares and a monthly account statement if you invest in Service Shares

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or Institutional Shares. If your account is held in “street name”, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

The types of reports Class IR shareholders will receive depends on the related arrangements in effect with respect to such shareholder’s Retirement Plan or Eligible Fee-Based Program.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And/or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares.* Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

* Currently, Goldman Sachs voluntarily limits such fees to 0.60% of the average daily net assets attributed to Class B Shares of the Short Duration Tax-Free Fund through at least July 30, 2011, and prior to such date, Goldman Sachs may not unilaterally terminate the arrangement.

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The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins paying the annual 0.25% distribution fee for the Class A Shares as on ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

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SHAREHOLDER GUIDE

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Municipal Income Fund and the Short Duration Tax-Free Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Municipal Income Fund and certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to the

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High Yield Municipal Income Fund and certain other Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide—How To Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities

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SHAREHOLDER GUIDE

may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a retirement plan or other tax-advantaged account, you should consider the possible tax consequence of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. The Funds expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by those Funds. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by a Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by a Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Funds are generally taxable as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

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TAXATION

You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.

If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In addition, any loss realized on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

Any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of (such as pursuant to a dividend reinvestment in shares of that Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. Non-U.S. investors are generally subject to U.S. tax withholding

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at a 30% rate, or if applicable a lower rate under a tax treaty, and may also be subject to U.S. estate tax.

Investors that are generally exempt from U.S. tax on interest income, such as Retirement Plans, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of the Fund’s distributions of interest attributable to exempt bonds. Because the Funds’ pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of the Funds will normally not be suitable investments for those kinds of investors.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated

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risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax-Free Fund is not a tax preference item under the federal alternative minimum tax.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser

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APPENDIX A

will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders.

The High Yield Municipal Fund may invest in non-investment grade fixed income securities (i.e., securities rated BB or Ba or below (or comparable unrated securities) commonly referred to as “junk bonds”. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities. Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See “Non-Investment Grade Fixed Income Securities” in “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques.”

Risks of Derivative Investments. The Funds may invest in derivative instruments including, without limitation, options, futures, options on futures, forwards, swaps, interest rate caps and floors and collars. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transaction and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices or interest rates. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may

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choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

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APPENDIX A

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities
■	Cash
■	Cash Equivalents
■	Exchange-Traded Funds

The Funds may invest more than 20% of their respective Net Assets in taxable investments and cash items and, with respect to the High Yield Municipal Fund, more than 35% of its Net Assets, in high grade securities and cash items under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risk of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

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     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Municipal Securities. The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.

Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws

84

APPENDIX A

affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

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Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions

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APPENDIX A

attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s

87

recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. While asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Structured Securities and Inverse Floaters. The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates,

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APPENDIX A

commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations.

Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters

89

of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield

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APPENDIX A

curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Pool Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

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■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward

92

APPENDIX A

commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, State Street Bank & Trust Company (“State Street”) or their affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

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Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will

94

APPENDIX A

typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the “notional value” of the credit default swap on specified security (a group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on specified security (a group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into. The use of interest rate, credit and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts, a

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Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) such as iSharessm, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its

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APPENDIX A

assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Non-investment grade securities are issued by state, city, or local municipalities that may have difficulty in making all scheduled interest and principal payments.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of

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principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2010 and 2009, the fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request without charge). The information for the fiscal years ended October 31, 2006 and 2005 has been audited by the Funds’ former independent registered public accounting firm.

Because Service Shares of High Yield Municipal Fund and Class IR Shares of the Funds have not commenced operations as of the date of this Prospectus, financial highlights are not available for these classes.

HIGH YIELD MUNICIPAL FUND

	High Yield Municipal Fund—Class A Shares
	For the Fiscal		For the Period
	Years Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$7.00	$9.77	$10.78	$11.57	$11.11	$10.90

Income (loss) from investment operations
Net investment income[a]	0.48	0.50	0.22	0.51	0.52	0.54
Net realized and unrealized gain (loss)	1.43	(2.78)	(1.02)	(0.76)	0.46	0.21

Total from investment operations	1.91	(2.28)	(0.80)	(0.25)	0.98	0.75
Distributions to shareholders
From net investment income	(0.46)	(0.49)	(0.21)	(0.50)	(0.52)	(0.54)
From net realized gains	—	—	—	(0.04)	—	—

Total distributions	(0.46)	(0.49)	(0.21)	(0.54)	(0.52)	(0.54)

Net asset value, end of period	$8.45	$7.00	$9.77	$10.78	$11.57	$11.11

Total return[b]	27.93%	(23.97)%	(7.45)%	(2.27)%	9.05%	6.99%
Net assets at end of period (in 000s)	$438,134	$1,049,054	$2,787,779	$3,984,269	$3,569,963	$2,264,580
Ratio of net expenses to average net assets including interest expense and fees	0.91%	0.91%	0.91%[c]	1.00%	1.07%	1.13%
Ratio of net expenses to average net assets excluding interest expense and fees	0.91%	0.91%	0.90%[c]	0.91%	0.92%	0.97%
Ratio of net investment income to average net assets	6.15%	5.76%	5.07%[c]	4.50%	4.64%	4.78%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	0.93%	0.93%	0.93%[c]	1.02%	1.11%	1.15%
Ratio of total expenses to average net assets excluding interest expense and fees	0.93%	0.93%	0.92%[c]	0.93%	0.96%	0.99%
Portfolio turnover rate	31%	57%	16%	56%	32%	26%

See page 113 for all footnotes.

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	High Yield Municipal Fund—Class B Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, at beginning of period	$7.00	$9.77	$10.78	$11.57	$11.11	$10.90

Income (loss) from investment operations
Net investment income[a]	0.42	0.43	0.18	0.43	0.44	0.45
Net realized and unrealized gain (loss)	1.43	(2.78)	(1.01)	(0.76)	0.46	0.22

Total from investment operations	1.85	(2.35)	(0.83)	(0.33)	0.90	0.67

Distributions to shareholders
From net investment income	(0.40)	(0.42)	(0.18)	(0.42)	(0.44)	(0.46)
From net realized gains	—	—	—	(0.04)	—	—

Total distributions	(0.40)	(0.42)	(0.18)	(0.46)	(0.44)	(0.46)

Net asset value, end of period	$8.45	$7.00	$9.77	$10.78	$11.57	$11.11

Total return[b]	26.99%	(24.55)%	(7.74)%	(3.00)%	8.24%	6.20%
Net assets at end of period (in 000s)	$21,083	$22,705	$44,026	$53,384	$57,902	$49,299
Ratio of net expenses to average net assets including interest expense and fees	1.66%	1.66%	1.66%[c]	1.75%	1.82%	1.88%
Ratio of net expenses to average net assets excluding interest expense and fees	1.66%	1.66%	1.65%[c]	1.66%	1.67%	1.72%
Ratio of net investment income to average net assets	5.33%	5.08%	4.30%[c]	3.76%	3.90%	4.05%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	1.68%	1.68%	1.68%[c]	1.77%	1.86%	1.91%
Ratio of total expenses to average net assets excluding interest expense and fees	1.68%	1.68%	1.67%[c]	1.68%	1.71%	1.75%
Portfolio turnover rate	31%	57%	16%	56%	32%	26%

See page 113 for all footnotes.

100

APPENDIX B

	High Yield Municipal Fund—Class C Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$7.00	$9.77	$10.78	$11.57	$11.11	$10.90

Income (loss) from investment operations
Net investment income[a]	0.42	0.43	0.18	0.42	0.44	0.45
Net realized and unrealized gain (loss)	1.43	(2.78)	(1.01)	(0.75)	0.46	0.22

Total from investment operations	1.85	(2.35)	(0.83)	(0.33)	0.90	0.67

Distributions to shareholders
From net investment income	(0.40)	(0.42)	(0.18)	(0.42)	(0.44)	(0.46)
From net realized gains	—	—	—	(0.04)	—	—

Total distributions	(0.40)	(0.42)	(0.18)	(0.46)	(0.44)	(0.46)

Net asset value, end of period	$8.45	$7.00	$9.77	$10.78	$11.57	$11.11

Total return[b]	26.84%	(24.55)%	(7.74)%	(3.00)%	8.24%	6.20%
Net assets at end of period (in 000s)	$118,070	$94,113	$162,459	$200,199	$160,180	$87,466
Ratio of net expenses to average net assets including interest expense and fees	1.66%	1.66%	1.66%[c]	1.75%	1.82%	1.88%
Ratio of net expenses to average net assets excluding interest expense and fees	1.66%	1.66%	1.65%[c]	1.66%	1.67%	1.72%
Ratio of net investment income to average net assets	5.28%	5.09%	4.31%[c]	3.76%	3.88%	4.03%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	1.68%	1.68%	1.68%[c]	1.77%	1.85%	1.90%
Ratio of total expenses to average net assets excluding interest expense and fees	1.68%	1.68%	1.67%[c]	1.68%	1.70%	1.74%
Portfolio turnover rate	31%	57%	16%	56%	32%	26%

See page 113 for all footnotes.

101

	High Yield Municipal Bond Fund—Institutional Shares
			For the Period
	For the Fiscal Years		November 1,	For the Fiscal Years Ended
	Ended March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, at beginning of period	$7.00	$9.77	$10.78	$11.57	$11.11	$10.91

Income (loss) from investment operations
Net investment income[a]	0.50	0.53	0.23	0.55	0.57	0.59
Net realized and unrealized gain (loss)	1.44	(2.78)	(1.01)	(0.76)	0.46	0.19

Total from investment operations	1.94	(2.25)	(0.78)	(0.21)	1.03	0.78

Distributions to shareholders
From net investment income	(0.49)	(0.52)	(0.23)	(0.54)	(0.57)	(0.58)
From net realized gains	—	—	—	(0.04)	—	—

Total distributions	(0.49)	(0.52)	(0.23)	(0.58)	(0.57)	(0.58)

Net asset value, end of period	$8.45	$7.00	$9.77	$10.78	$11.57	$11.11

Total return[b]	28.37%	(23.71)%	(7.32)%	(1.92)%	9.45%	7.31%
Net assets at end of period (in 000s)	$3,108,202	$868,537	$2,578,017	$3,738,472	$3,483,350	$2,540,339
Ratio of net expenses to average net assets including interest expense and fees	0.57%	0.57%	0.57%[c]	0.64%	0.71%	0.74%
Ratio of net expenses to average net assets excluding interest expense and fees	0.57%	0.57%	0.56%[c]	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	6.18%	6.08%	5.42%[c]	4.86%	5.02%	5.16%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	0.59%	0.59%	0.59%[c]	0.66%	0.74%	0.76%
Ratio of total expenses to average net assets excluding interest expense and fees	0.59%	0.59%	0.58%[c]	0.57%	0.59%	0.60%
Portfolio turnover rate	31%	57%	16%	56%	32%	26%

See page 113 for all footnotes.

102

APPENDIX B

MUNICIPAL INCOME FUND

	Municipal Income Fund—Class A Shares
	For the Fiscal		For the Period
	Years Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$13.39	$14.64	$15.23	$15.80	$15.59	$15.68

Income (loss) from investment operations
Net investment income[a]	0.64	0.63	0.26	0.62	0.63	0.63
Net realized and unrealized gain (loss)	1.43	(1.25)	(0.59)	(0.57)	0.22	(0.08)

Total from investment operations	2.07	(0.62)	(0.33)	0.05	0.85	0.55

Distributions to shareholders
From net investment income	(0.63)	(0.63)	(0.26)	(0.62)	(0.64)	(0.64)

Net asset value, end of period	$14.83	$13.39	$14.64	$15.23	$15.80	$15.59

Total return[b]	15.73%	(4.28)%	(2.18)%	0.31%	5.59%	3.55%
Net assets at end of period (in 000s)	$398,646	$333,034	$402,238	$381,697	$302,271	$240,123
Ratio of net expenses to average net assets including interest expense and fees	0.88%	0.88%	0.89%[c]	0.96%	1.00%	1.00%
Ratio of net expenses to average net assets excluding interest expense and fees	0.88%	0.88%	0.88%[c]	0.90%	0.90%	0.93%
Ratio of net investment income to average net assets	4.42%	4.55%	4.19%[c]	3.99%	4.05%	3.99%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	0.98%	0.98%	1.01%[c]	1.07%	1.16%	1.16%
Ratio of total expenses to average net assets excluding interest expense and fees	0.98%	0.98%	1.00%[c]	1.01%	1.07%	1.09%
Portfolio turnover rate	20%	49%	19%	31%	19%	37%

See page 113 for all footnotes.

103

	Municipal Income Fund—Class B Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$13.40	$14.64	$15.24	$15.81	$15.59	$15.68

Income (loss) from investment operations
Net investment income[a]	0.53	0.53	0.21	0.51	0.52	0.51
Net realized and unrealized gain (loss)	1.43	(1.24)	(0.60)	(0.58)	0.22	(0.08)

Total from investment operations	1.96	(0.71)	(0.39)	(0.07)	0.74	0.43

Distributions to shareholders
From net investment income	(0.53)	(0.53)	(0.21)	(0.50)	(0.52)	(0.52)

Net asset value, end of period	$14.83	$13.40	$14.64	$15.24	$15.81	$15.59

Total return[b]	14.77%	(4.92)%	(2.55)%	(0.43)%	4.87%	2.78%
Net assets at end of period (in 000s)	$9,480	$10,305	$11,646	$12,210	$11,698	$13,783
Ratio of net expenses to average net assets including interest expense and fees	1.63%	1.63%	1.64%[c]	1.71%	1.75%	1.75%
Ratio of net expenses to average net assets excluding interest expense and fees	1.63%	1.63%	1.63%[c]	1.65%	1.65%	1.68%
Ratio of net investment income to average net assets	3.69%	3.80%	3.44%[c]	3.24%	3.31%	3.25%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	1.73%	1.73%	1.76%[c]	1.82%	1.92%	1.91%
Ratio of total expenses to average net assets excluding interest expense and fees	1.73%	1.73%	1.75%[c]	1.76%	1.82%	1.84%
Portfolio turnover rate	20%	49%	19%	31%	19%	37%

See page 113 for all footnotes.

104

APPENDIX B

	Municipal Income Fund—Class C Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$13.40	$14.64	$15.24	$15.81	$15.60	$15.68

Income (loss) from investment operations
Net investment income[a]	0.53	0.53	0.21	0.51	0.52	0.52
Net realized and unrealized gain (loss)	1.44	(1.24)	(0.60)	(0.58)	0.21	(0.08)

Total from investment operations	1.97	(0.71)	(0.39)	(0.07)	0.73	0.44

Distributions to shareholders
From net investment income	(0.53)	(0.53)	(0.21)	(0.50)	(0.52)	(0.52)

Net asset value, end of period	$14.84	$13.40	$14.64	$15.24	$15.81	$15.60

Total return[b]	14.86%	(4.92)%	(2.55)%	(0.43)%	4.80%	2.85%
Net assets at end of period (in 000s)	$26,645	$19,978	$20,474	$14,783	$9,777	$7,873
Ratio of net expenses to average net assets including interest expense and fees	1.63%	1.63%	1.64%[c]	1.71%	1.75%	1.75%
Ratio of net expenses to average net assets excluding interest expense and fees	1.63%	1.63%	1.63%[c]	1.65%	1.65%	1.68%
Ratio of net investment income to average net assets	3.67%	3.82%	3.46%[c]	3.24%	3.30%	3.24%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	1.73%	1.73%	1.76%[c]	1.82%	1.91%	1.91%
Ratio of total expenses to average net assets excluding interest expense and fees	1.73%	1.73%	1.75%[c]	1.76%	1.82%	1.84%
Portfolio turnover rate	20%	49%	19%	31%	19%	37%

See page 113 for all footnotes.

105

	Municipal Income Fund—Institutional Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$13.39	$14.64	$15.23	$15.80	$15.59	$15.67

Income (loss) from investment operations
Net investment income[a]	0.69	0.68	0.28	0.68	0.69	0.70
Net realized and unrealized gain (loss)	1.43	(1.25)	(0.59)	(0.57)	0.22	(0.08)

Total from investment operations	2.12	(0.57)	(0.31)	0.11	0.91	0.62

Distributions to shareholders
From net investment income	(0.68)	(0.68)	(0.28)	(0.68)	(0.70)	(0.70)

Net asset value, end of period	$14.83	$13.39	$14.64	$15.23	$15.80	$15.59

Total return[b]	16.12%	(3.95)%	(2.04)%	0.67%	5.98%	4.02%
Net assets at end of period (in 000s)	$200,596	$187,838	$245,843	$289,188	$152,070	$128,311
Ratio of net expenses to average net assets including interest expense and fees	0.54%	0.54%	0.55%[c]	0.60%	0.63%	0.61%
Ratio of net expenses to average net assets excluding interest expense and fees	0.54%	0.54%	0.54%[c]	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	4.77%	4.89%	4.53%[c]	4.37%	4.42%	4.37%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	0.64%	0.64%	0.67%[c]	0.71%	0.79%	0.77%
Ratio of total expenses to average net assets excluding interest expense and fees	0.64%	0.64%	0.66%[c]	0.65%	0.70%	0.70%
Portfolio turnover rate	20%	49%	19%	31%	19%	37%

See page 113 for all footnotes.

106

APPENDIX B

	Municipal Income Fund—Service Shares
			For the Period
			November 1,
	For the Fiscal Years Ended March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$13.47	$14.72	$15.32	$15.90	$15.68	$15.76

Income (loss) from investment operations
Net investment income[a]	0.61	0.62	0.25	0.60	0.61	0.61
Net realized and unrealized gain (loss)	1.44	(1.26)	(0.60)	(0.58)	0.23	(0.07)

Total from investment operations	2.05	(0.64)	(0.35)	0.02	0.84	0.54

Distributions to shareholders
From net investment income	(0.61)	(0.61)	(0.25)	(0.60)	(0.62)	(0.62)

Net asset value, end of period	$14.91	$13.47	$14.72	$15.32	$15.90	$15.68

Total return[b]	15.44%	(4.39)%	(2.29)%	0.13%	5.51%	3.49%
Net assets at end of period (in 000s)	$207	$231	$582	$606	$671	$315
Ratio of net expenses to average net assets including interest expense and fees	1.04%	1.04%	1.05%[c]	1.10%	1.13%	1.11%
Ratio of net expenses to average net assets excluding interest expense and fees	1.04%	1.04%	1.04%[c]	1.04%	1.03%	1.04%
Ratio of net investment income to average net assets	4.25%	4.39%	4.03%[c]	3.85%	3.90%	3.88%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets including interest expense and fees	1.14%	1.14%	1.17%[c]	1.21%	1.29%	1.27%
Ratio of total expenses to average net assets excluding interest expense and fees	1.14%	1.14%	1.16%[c]	1.15%	1.20%	1.20%
Portfolio turnover rate	20%	49%	19%	31%	19%	37%

See page 113 for all footnotes.

107

SHORT DURATION TAX-FREE FUND

	Short Duration Tax Free Fund—Class A Shares
	For the
	Fiscal Years		For the Period
	Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.25	$10.25	$10.16	$10.20	$10.20	$10.39

Income (loss) from investment operations
Net investment income[a]	0.19	0.30	0.14	0.33	0.29	0.24
Net realized and unrealized gain (loss)	0.23	— [d]	0.09	(0.04)	0.02	(0.18)

Total from investment operations	0.42	0.30	0.23	0.29	0.31	0.06

Distributions to shareholders
From net investment income	(0.21)	(0.30)	(0.14)	(0.33)	(0.31)	(0.25)

Net asset value, end of period	$10.46	$10.25	$10.25	$10.16	$10.20	$10.20

Total return[b]	4.09%	3.02%	2.24%	2.86%	3.09%	0.56%
Net assets at end of period (in 000s)	$982,297	$303,446	$162,590	$126,888	$118,460	$147,425
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%[c]	0.75%	0.76%	0.78%
Ratio of net investment income to average net assets	1.84%	2.96%	3.21%[c]	3.27%	2.85%	2.37%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.79%	0.85%	0.95%[c]	0.89%	0.91%	0.91%
Portfolio turnover rate	11%	33%	19%	52%	55%	46%

See page 113 for all footnotes.

108

APPENDIX B

	Short Duration Tax Free Fund—Class B Shares
	For the
	Fiscal Years		For the Period
	Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.24	$10.24	$10.15	$10.19	$10.19	$10.38

Income (loss) from investment operations
Net investment income[a]	0.15	0.25	0.11	0.27	0.23	0.18
Net realized and unrealized gain (loss)	0.20	(0.01)	0.09	(0.04)	0.02	(0.18)

Total from investment operations	0.35	0.24	0.20	0.23	0.25	(0.00)

Distributions to shareholders
From net investment income	(0.14)	(0.24)	(0.11)	(0.27)	(0.25)	(0.19)

Net asset value, end of period	$10.45	$10.24	$10.24	$10.15	$10.19	$10.19

Total return[b]	3.47%	2.41%	1.99%	2.25%	2.48%	(0.04)%
Net assets at end of period (in 000s)	$314	$450	$633	$988	$1,884	$2,612
Ratio of net expenses to average net assets	1.33%	1.33%	1.33%[c]	1.35%	1.36%	1.38%
Ratio of net investment income to average net assets	1.42%	2.41%	2.65%[c]	2.67%	2.25%	1.77%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.54%	1.60%	1.70%[c]	1.64%	1.66%	1.66%
Portfolio turnover rate	11%	33%	19%	52%	55%	46%

See page 113 for all footnotes.

109

	Short Duration Tax Free Fund—Class C Shares
	For the
	Fiscal Years		For the Period
	Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.25	$10.25	$10.16	$10.20	$10.20	$10.39

Income (loss) from investment operations
Net investment income[a]	0.12	0.22	0.11	0.26	0.21	0.16
Net realized and unrealized gain (loss)	0.22	0.01	0.09	(0.05)	0.02	(0.18)

Total from investment operations	0.34	0.23	0.20	0.21	0.23	(0.02)

Distributions to shareholders
From net investment income	(0.13)	(0.23)	(0.11)	(0.25)	(0.23)	(0.17)

Net asset value, end of period	$10.46	$10.25	$10.25	$10.16	$10.20	$10.20

Total return[b]	3.31%	2.25%	1.93%	2.10%	2.33%	(0.19)%
Net assets at end of period (in 000s)	$41,959	$17,373	$6,742	$4,549	$6,297	$9,440
Ratio of net expenses to average net assets	1.48%	1.48%	1.48%[c]	1.50%	1.51%	1.53%
Ratio of net investment income to average net assets	1.14%	2.18%	2.48%[c]	2.54%	2.10%	1.61%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.54%	1.60%	1.70%[c]	1.64%	1.66%	1.66%
Portfolio turnover rate	11%	33%	19%	52%	55%	46%

See page 113 for all footnotes.

110

APPENDIX B

	Short Duration Tax-Free Fund—Institutional Shares
	For the		For the Period
	Fiscal Years Ended		November 1,	For the Fiscal Years Ended
	March 31,		2007 to	October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.25	$10.25	$10.16	$10.19	$10.19	$10.39

Income (loss) from investment operations
Net investment income[a]	0.22	0.34	0.15	0.37	0.33	0.28
Net realized and unrealized gain (loss)	0.23	— [d]	0.09	(0.04)	0.02	(0.19)

Total from investment operations	0.45	0.34	0.24	0.33	0.35	0.09

Distributions to shareholders
From net investment income	(0.24)	(0.34)	(0.15)	(0.36)	(0.35)	(0.29)

Net asset value, end of period	$10.46	$10.25	$10.25	$10.16	$10.19	$10.19

Total return[b]	4.44%	3.37%	2.39%	3.34%	3.48%	0.86%
Net assets at end of period (in 000s)	$1,291,972	$260,054	$192,500	$207,801	$200,543	$308,255
Ratio of net expenses to average net assets	0.39%	0.39%	0.39%[c]	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	2.16%	3.31%	3.57%[c]	3.66%	3.23%	2.77%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.45%	0.51%	0.61%[c]	0.53%	0.54%	0.52%
Portfolio turnover rate	11%	33%	19%	52%	55%	46%

See page 113 for all footnotes.

111

	Short Duration Tax-Free Fund—Service Shares
	For the		For the Period
	Fiscal Years Ended		November 1,
	March 31,		2007 to	For the Fiscal Years Ended October 31,
			March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.24	$10.24	$10.15	$10.19	$10.19	$10.38

Income (loss) from investment operations
Net investment income[a]	0.15	0.29	0.13	0.32	0.28	0.23
Net realized and unrealized gain (loss)	0.26	— [d]	0.09	(0.05)	0.02	(0.18)

Total from investment operations	0.41	0.29	0.22	0.27	0.30	0.05

Distributions to shareholders
From net investment income	(0.19)	(0.29)	(0.13)	(0.31)	(0.30)	(0.24)

Net asset value, end of period	$10.46	$10.24	$10.24	$10.15	$10.19	$10.19

Total return[b]	4.01%	2.85%	2.18%	2.72%	2.96%	0.45%
Net assets at end of period (in 000s)	$43,518	$54	$51	$50	$56	$55
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%[c]	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	1.39%	2.82%	3.06%[c]	3.14%	2.74%	2.27%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.95%	1.01%	1.11%[c]	1.03%	1.04%	1.02%
Portfolio turnover rate	11%	33%	19%	52%	55%	46%

See page 113 for all footnotes.

112

APPENDIX B

Footnotes:

*	The Fund changed its fiscal year end from October 31 to March 31.
a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

c	Annualized.
d	Amount is less than $0.005 per share.

113

Municipal Fixed Income Funds
Prospectus

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors, or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

	Institutional & Service	Class A, B, C & IR
■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

TFFIPRO10

Prospectus	July 29, 2010

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs Core
Fixed Income Fund
■ Class A Shares: GCFIX
■ Class B Shares: GCFBX
■ Class C Shares: GCFCX
■ Institutional Shares: GSFIX
■ Service Share: GSCSX
■ Class IR Shares: GDFTX
■ Class R Shares: GDFRX

■ Goldman Sachs Core
Plus Fixed Income Fund
■ Class A Shares: GSFAX
■ Class B Shares: GSFBX
■ Class C Shares: GSFCX
■ Institutional Shares: GSNIX
■ Service Shares: GSNSX
■ Class IR Shares: GSNTX
■ Class R Shares: GSNRX

■ Goldman Sachs Global
Income Fund
■ Class A Shares: GSGIX
■ Class B Shares: GSLBX
■ Class C Shares: GSLCX
■ Institutional Shares: GSGLX
■ Service Shares: GGISX
■ Class IR Shares: GBIRX

1	Goldman Sachs Core Fixed Income Fund – Summary

8	Goldman Sachs Core Plus Fixed Income Fund – Summary

15	Goldman Sachs Global Income Fund – Summary

23	Investment Management Approach

32	Risks of the Funds

38	Service Providers

44	Dividends

45	Shareholder Guide
	45	How To Buy Shares
	62	How To Sell Shares

76	Taxation

79	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

111	Appendix B Financial Highlights

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Core Fixed Income Fund—Summary

Investment Objective

The Goldman Sachs Core Fixed Income Fund (the “Fund”) seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 54 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None	None

1

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.18%	0.18%	0.18%	0.09%	0.59%	0.18%	0.18%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.18%	0.18%	0.18%	0.09%	0.09%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.82%	1.57%	1.57%	0.48%	0.98%	0.57%	1.07%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$456	$627	$813	$1,350

Class B Shares
– Assuming complete redemption at end of period	$660	$796	$1,055	$1,666
– Assuming no redemption	$160	$496	$855	$1,666

Class C Shares
– Assuming complete redemption at end of period	$260	$496	$855	$1,867
– Assuming no redemption	$160	$496	$855	$1,867

Institutional Shares	$49	$154	$269	$604

Service Shares	$100	$312	$542	$1,201

Class IR Shares	$58	$183	$318	$714

Class R Shares	$109	$340	$590	$1,306

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for

2

taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 418% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities. The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes.

The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”), and 10% of the Fund’s Total Assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

The Fund may invest in fixed income securities rated at least BBB− or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Index plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of the Index has ranged between 3.71 and 4.98 years.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the

3

credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks will be more pronounced.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance

4

information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 5.70%. Best Quarter Q3 ’09 +8.52% Worst Quarter Q3 ’08 –4.12%

     AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 05/01/97)
Returns Before Taxes	11.57%	2.31%	4.90%	4.99%
Returns After Taxes on Distributions	10.02%	0.74%	3.02%	2.94%
Returns After Taxes on Distributions and Sale of Fund Shares	7.44%	1.04%	3.08%	3.02%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.28%

Class B (Inception 05/01/97)
Returns Before Taxes	10.00%	1.90%	4.65%	4.81%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.28%

Class C (Inception 08/15/97)
Returns Before Taxes	14.12%	2.34%	4.52%	4.33%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.10%

Institutional Shares (Inception 01/05/94)
Returns Before Taxes	16.30%	3.45%	5.70%	5.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.16%

Service Shares (Inception 03/13/96)
Returns Before Taxes	15.84%	2.94%	5.17%	5.23%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%	6.25%

5

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	16.35%	n/a	n/a	1.87%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	n/a	n/a	5.48%

Class R Shares (Inception 11/30/07)
Returns	15.82%	n/a	n/a	1.40%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	n/a	n/a	5.48%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2000; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

6

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 22 of this Prospectus.

Payments to Brokers-Dealers and other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of this Prospectus.

7

Goldman Sachs Core Plus Fixed Income Fund—Summary

Investment Objective

The Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 54 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

8

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.44%	0.44%	0.44%	0.35%	0.85%	0.44%	0.44%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.44%	0.44%	0.44%	0.35%	0.35%	0.44%	0.44%

Total Annual Fund Operating Expenses	1.14%	1.89%	1.89%	0.80%	1.30%	0.89%	1.39%
Expense Limitation[2]	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.31)%	(0.31)%

Total Annual Fund Operating Expenses After Expense Limitation	0.83%	1.58%	1.58%	0.49%	0.99%	0.58%	1.08%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the

9

expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$457	$694	$950	$1,682

Class B Shares
– Assuming complete redemption at end of period	$661	$864	$1,193	$1,990
– Assuming no redemption	$161	$564	$993	$1,990

Class C Shares
– Assuming complete redemption at end of period	$261	$564	$993	$2,186
– Assuming no redemption	$161	$564	$993	$2,186

Institutional Shares	$50	$224	$414	$961

Service Shares	$101	$382	$683	$1,541

Class IR Shares	$59	$253	$463	$1,068

Class R Shares	$110	$410	$731	$1,642

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 419% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations, privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, high yield non-investment grade securities (securities rated BB, Ba or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality) and fixed income securities of issuers in countries with emerging markets or economies (“emerging countries”). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies

10

other than the U.S. dollar. The Fund may invest up to 15% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in obligations of issuers in emerging countries. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may also purchase securities of issuers in default.

The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 15% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Index, plus or minus 1.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of the Index has ranged between 3.71 and 4.98 years.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks will be more pronounced.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may

11

pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

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TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 5.02%. Best Quarter Q3 ’09 +5.88% Worst Quarter Q3 ’08 –3.49%

     AVERAGE ANNUAL TOTAL RETURN

		Since
For the period ended December 31, 2009	1 Year	Inception
Class A (Inception 11/30/06)
Returns Before Taxes	9.51%	3.38%
Returns After Taxes on Distributions	7.95%	1.80%
Returns After Taxes on Distributions and Sale of Fund Shares	6.12%	1.94%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.66%

Class B (Inception 06/20/07)
Returns Before Taxes	7.79%	3.69%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	6.97%

Class C (Inception 11/30/06)
Returns Before Taxes	11.80%	3.86%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.66%

Institutional Shares (Inception 11/30/06)
Returns Before Taxes	14.06%	5.01%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.66%

Service Shares (Inception 06/20/07)
Returns Before Taxes	13.50%	5.53%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	6.97%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	13.95%	4.47%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.48%

Class R Shares (Inception 11/30/07)
Returns	13.40%	3.91%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.48%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are

13

calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2006; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 22 of this Prospectus.

Payments to Brokers-Dealers and other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of this Prospectus.

14

Goldman Sachs Global Income Fund—Summary

Investment Objective

The Goldman Sachs Global Income Fund (the “Fund”) seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 54 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

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	Class A	Class B	Class C	Institutional	Service	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.21%	0.21%	0.21%	0.12%	0.62%	0.21%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.21%	0.21%	0.21%	0.12%	0.12%	0.21%

Total Annual Fund Operating Expenses	1.11%	1.86%	1.86%	0.77%	1.27%	0.86%
Expense Limitation[3]	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%

Total Annual Fund Operating Expenses After Expense Limitation	1.03%	1.78%	1.78%	0.69%	1.19%	0.78%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$476	$707	$956	$1,669

Class B Shares
– Assuming complete redemption at end of period	$681	$877	$1,198	$1,977
– Assuming no redemption	$181	$577	$998	$1,977

Class C Shares
– Assuming complete redemption at end of period	$281	$577	$998	$2,173
– Assuming no redemption	$181	$577	$998	$2,173

Institutional Shares	$70	$238	$420	$947

Service Shares	$121	$395	$689	$1,527

Class IR Shares	$80	$266	$469	$1,053

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Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 267% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. Under normal market conditions, the Fund will:

■	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase (“Total Assets”) in issuers in countries with emerging markets or economies (“emerging countries”).

The fixed income securities in which the Fund may invest include:

■	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and custodial receipts therefor

■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
■	Commercial paper

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■	Privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities

The Fund may invest in fixed income securities rated at least BBB− or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital Global Aggregate Index (USD Hedged), plus or minus 2.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of the index has ranged between 4.49 and 5.38 years. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is comparable to that of a 6 year bond.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks will be more pronounced.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal

18

more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

Non-Diversification Risk—The Fund is non-diversified under the Investment Company Act of 1940, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional and Service Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

Because Class IR Shares have not commenced operations as of the date of this Prospectus, no performance information is shown. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent that Class IR Shares have different expenses.

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TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 4.45%. Best Quarter Q3 ’09 +5.47% Worst Quarter Q3 ’08 –2.22%

     AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 08/02/91)
Returns Before Taxes	7.77%	3.48%	4.43%	5.75%
Returns After Taxes on Distributions	3.99%	1.49%	2.16%	3.23%
Returns After Taxes on Distributions and Sale of Fund Shares	4.94%	1.80%	2.40%	3.36%
Barclays Capital Global Aggregate Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	5.09%	4.78%	5.77%	6.71%	†

Class B (Inception 05/01/96)
Returns Before Taxes	5.54%	3.08%	4.30%	5.13%
Barclays Capital Global Aggregate Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	5.09%	4.78%	5.77%	6.27%

Class C (Inception 08/15/97)
Returns Before Taxes	10.00%	3.50%	4.16%	4.34%
Barclays Capital Global Aggregate Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	5.09%	4.78%	5.77%	5.88%	††

Institutional Shares (Inception 08/01/95)
Returns Before Taxes	12.34%	4.66%	5.35%	6.32%
Barclays Capital Global Aggregate Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	5.09%	4.78%	5.77%	6.37%

Service Shares (Inception 03/12/97)
Returns Before Taxes	11.80%	4.14%	4.82%	5.09%
Barclays Capital Global Aggregate Index (USD Hedged) (reflects no deduction for fees, expenses or taxes)	5.09%	4.78%	5.77%	6.11%	†††

†	Calculated from September 1, 1991 to December 31, 2009.

††	Calculated from September 1, 1997 to December 31, 2009.

†††	Calculated from April 1, 1997 to December 31, 2009.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional and Service Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax

20

returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers: Andrew Wilson, Managing Director, Co-Head Global Fixed Income and Liquidity Management, and Co-Head of GSAM EMEA has managed the Fund since 1995; and Iain Lindsay, Managing Director, Co-Head Global Lead Portfolio Management has managed the Fund since 2001.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 22 of this Prospectus.

Payments to Brokers-Dealers and other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of this Prospectus.

21

Multi Sector Fixed Income Funds –
Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.

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Investment Management Approach

     INVESTMENT OBJECTIVES

The Core Fixed Income and Core Plus Fixed Income Funds seek a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index. The Global Income Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. Each Fund’s investment objective may be changed without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGIES

Core Fixed Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. To the extent required by Securities Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes.

The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets, and 10% of the Fund’s Total Assets may be invested in obligations of issuers in emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

The Fund may invest in fixed income securities rated at least BBB− or Baa3 at the time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital U.S. Aggregate Bond Index plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in

23

interest rates), and over the last ten years, the duration of the Index has ranged between 3.71 and 4.98 years.

The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

Core Plus Fixed Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade securities (securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality) and fixed income securities of issuers located in emerging countries. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its Total Assets in obligations of emerging countries. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Fund may purchase securities of issuers in default.

The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 15% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB− or Baa3 at the time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital U.S. Aggregate Bond Index plus or minus 1.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of the Index has ranged between 3.71 and 4.98 years.

The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities.

24

INVESTMENT MANAGEMENT APPROACH

Global Income Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers (foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar). To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. Under normal market conditions, the Fund will:

■	Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
■	Invest in securities of issuers in at least three countries
■	Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its Total Assets in issuers in emerging countries.

The fixed income securities in which the Fund may invest include:

■	U.S. Government Securities and custodial receipts therefor
■	Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
■	Corporate debt securities
■	Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
■	Commercial paper
■	Mortgage-Backed Securities and asset-backed securities

The Fund may invest in fixed income securities rated at least BBB− or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a NRSRO or, if unrated, determined by the

25

Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital Global Aggregate Index (USD Hedged) plus or minus 2.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of the Index has ranged between 4.49 and 5.38 years. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is comparable to that of a 6 year bond.

The Barclays Capital Global Aggregate Index (USD Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

All Funds

The Funds may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest a certain percentage of its total assets in U.S. Government Securities, repurchase agreements collateralized by U.S. Government Securities and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
■	Build a strong team of skilled investors who excel on behalf of our clients

26

INVESTMENT MANAGEMENT APPROACH

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the individual Strategy Teams’ “best ideas”, consistent with a Fund’s overall risk and return objectives.

4. Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

With every fixed income portfolio, the Investment Advisers apply a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

27

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.

     ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

The average annual total return figures reflect a maximum initial sales charge of 3.75% for Class A Shares of each of the Funds. Prior to July 29, 2009, the maximum initial sales charge applicable to each of the Funds was 4.5%, which is not reflected in the average annual total return figures shown.

The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund

28

INVESTMENT MANAGEMENT APPROACH

Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

     OTHER INVESTMENT PRACTICES AND SECURITIES

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected holdings information monthly subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Fund’s SAI.

29

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;		Core Plus
limited only by the	Core Fixed	Fixed	Global
objectives and strategies of the Fund	Income	Income	Income
	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Interest Rate, Total Return and Mortgage Swaps*	•	•	•
Cross Hedging of Currencies	•	•	•
Futures Contracts	•	•	•
Forward Foreign Currency Exchange Contracts	•	•	•
Interest Rate Floors, Caps and Collars	•	•	•
Mortgage Dollar Rolls	•	•	•
Options (including Options on Futures)[1]	•	•	•
Options on Foreign Currencies[2]	•	•	•
Repurchase Agreements**	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Funds may enter into repurchase agreements collateralized by U.S. Government Securities, and securities issued by foreign governments and their central banks.
[1]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices in which they may invest.
[2]	The Funds may purchase and sell call and put options on foreign currencies.

30

INVESTMENT MANAGEMENT APPROACH

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the	Core Fixed		Core	Global
objectives and strategies of the Fund	Income		Plus Fixed	Income
— Not permitted**	Fund		Income Fund	Fund
Investment Securities
Asset-Backed Securities	•		•	•
Bank Obligations	•		•	•
Convertible Securities	•		•	—
Corporate Debt Obligations and Trust Preferred Securities	•		•	•
Collateralized Loan Obligations	5		5	5
Emerging Country Securities	10		15	10
Floating and Variable Rate Obligations	•		•	•
Foreign Securities[1]	•	[2]	•	•
Loan Participations	—		•	—

Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	•		•	•
Collateralized Mortgage Obligations	•		•	•
Fixed Rate Mortgage Loans	•		•	•
Government Issued Mortgage-Backed Securities	•		•	•
Multiple Class Mortgage-Backed Securities	•		•	•
Privately Issued Mortgage-Backed Securities	•		•	•
Stripped Mortgage-Backed Securities	•		•	•
Non-Investment Grade Fixed Income Securities	—	[3]	15	—	[3]
Preferred Stock, Warrants and Rights	•		•	—
Structured Securities (which may include credit linked notes)*	•		•	•
Taxable Municipal Securities	•		•	—
Tax-Free Municipal Securities	•		•	—
Temporary Investments	•		•	•
U.S. Government Securities	•		•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	The Core Fixed Income Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk).

[3]	The Core Fixed Income Fund and Global Income Fund may not purchase securities that are rated below BBB– or Baa3 but may own such a security if the security is downgraded after purchase.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of each Fund are disclosed in the Summary sections of this Prospectus. The following gives additional information on the risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓ Principal Risk
• Additional Risk	Core Fixed	Core Plus	Global
— Not applicable	Income	Fixed Income	Income
	Fund	Fund	Fund
Call	•	•	•

Concentration	—	—	•

Credit/Default	✓	✓	✓

Derivatives	•	•	•

Emerging Countries	•	•	•

Extension	•	•	•

Foreign	✓	✓	✓

Interest Rate	✓	✓	✓

Liquidity	•	•	•

Management	•	•	•

Market	•	•	•

Mortgage-Backed and Other Asset-Backed	✓	✓	✓

NAV	•	•	•

Non-Diversification	—	—	✓

Non-Hedging Foreign Currency Trading	•	•	•

Non-Investment Grade Fixed Income Securities	—	✓	—

Sovereign

Economic	•	•	✓

Political	•	•	✓

Repayment	•	•	✓

U.S. Government Securities	✓	✓	✓

32

RISKS OF THE FUNDS

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
■	Concentration Risk—The risk that if the Global Income Fund invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development, it may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which, in the case of the Core Plus Fixed Income Fund, may have low credit ratings) may default on its obligation to pay interest and repay principal. The credit quality of a Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Emerging Countries Risk—The Funds may invest in emerging countries. The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances,

33

the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in security registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio

34

RISKS OF THE FUNDS

securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Advisers and/or other funds managed by the Investment Advisers, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—The risk that a strategy used by an Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate Mortgage-Backed Securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds Mortgage-Backed Securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate Mortgage-Backed Securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds may invest in Mortgage-Backed Securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that a Fund invests in Mortgage-Backed Securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can

35

be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a Mortgage-Backed Security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.
■	Non-Diversification Risk—The Global Income Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Non-Hedging Foreign Currency Trading Risk—The Funds may engage in forward foreign currency transactions for speculative purposes. The Funds’ Investment Advisers may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to a Fund. Some of the transactions may also be subject to interest rate risk.
■	Non-Investment Grade Fixed Income Securities Risk—The Core Plus Fixed Income Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Sovereign Risk—The Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government

36

RISKS OF THE FUNDS

deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

37

Service Providers

     INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	Core Fixed Income Core Plus Fixed Income

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of March 31, 2010, GSAM and GSAMI had assets under management of $713.9 billion.

The Investment Advisers provide day-to-day advice regarding the Funds’ portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Advisers are ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers have access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

Each Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

38

SERVICE PROVIDERS

     MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Advisers are entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
	Contractual		For the Fiscal
	Management Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	March 31, 2010
Fund:

Core Fixed Income	0.40%	First $1 Billion	0.39%
	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion

Core Plus Fixed Income	0.45%	First $1 Billion	0.45%
	0.41%	Next $1 Billion
	0.39%	Next $3 Billion
	0.38%	Next $3 Billion
	0.37%	Over $8 Billion

Global Income	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion

The Investment Advisers may waive a portion of their management fees from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Advisers have agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.104%, 0.004% and 0.004% of average daily net assets for the Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively, through at least July 29, 2011, and prior to such date, the Investment Advisers may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at their discretion and without shareholder approval after such date, although the Investment Advisers do not presently intend to do so.

39

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2009 is available in the Funds’ semi-annual report dated September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2010 will be available in the Funds’ semi-annual report dated September 30, 2010.

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	As of March 31, 2010, the team managed approximately $282.8 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Andrew Wilson Managing Director, Co-Head Global Fixed Income and Liquidity Management, and Co-Head of GSAM EMEA	Portfolio Manager— Global Income	Since 1995	Mr. Wilson is the Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa, and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined the Investment Adviser in 1995 as a portfolio manager in Global Fixed Income.

Jonathan Beinner Managing Director, CIO, Co-Head Global Fixed Income and Liquidity Management	Portfolio Manager— Core Fixed Income Core Plus Fixed Income	Since 2000 2006	Mr. Beinner joined the Investment Adviser in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002.

Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Core Fixed Income Core Plus Fixed Income	Since 2009 2009	Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.

40

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Iain Lindsay Managing Director Co-Head Global Lead Portfolio Management	Portfolio Manager— Global Income	Since 2001	Mr. Lindsay is Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined the Investment Adviser in 2001.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional and Service Shares and 0.13% of average daily net assets with respect to the Class A, Class B, Class C, Class IR and Class R Shares, as applicable.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and it affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

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ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Advisers and/or certain of their affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Advisers take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Advisers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global

42

SERVICE PROVIDERS

financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Advisers is retained to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing, or via telephone, in most instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment Income		Capital Gains
	Dividends		Distributions
Fund	Declared	Paid	Declared and Paid
Core Fixed Income	Daily	Monthly	Annually

Core Plus Fixed Income	Daily	Monthly	Annually

Global Income	Monthly	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the Account Application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Class B Shares are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” below for additional information.

To open an account, contact your Authorized Institution. For an investment in Institutional Shares only, you may also contact the Fund directly. See the back cover of this Prospectus for contact information.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

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For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Class IR and Class R Shares are not sold directly to the public. Instead, Class IR and Class R Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class IR and Class R Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

Retirement Plans generally may open an account and purchase Class IR and/or Class R Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

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SHAREHOLDER GUIDE

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

There is no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance.

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional Shares or Class IR or Class R Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of

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Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of a Fund are held in a “street name” account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its Transfer Agent. “Street name” accounts are accounts maintained and serviced by your Authorized Institution. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Authorized Institution’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed

48

SHAREHOLDER GUIDE

by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Advisers, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Advisers’, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees, service fees, shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Advisers, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed

49

amounts earned on these assets by the Investment Advisers, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Advisers, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Advisers, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

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SHAREHOLDER GUIDE

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures

51

established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may

52

SHAREHOLDER GUIDE

be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets open for all or part of the day.

■	On any business day when the SIFMA recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?
Global Income Fund: If a purchase order is received in proper form before the Fund closes, shares will be issued the same day and will be entitled to any dividends declared which have record dates on or after such purchase date.

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For all other Funds:

■	Shares Purchased by Federal Funds Wire or ACH Transfer:

■	If a purchase order is received in proper form before a Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received.
■	If a purchase order is placed through an Authorized Dealer that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

■	Shares Purchased by Check:

■	If a purchase order is received in proper form before a Fund closes, shares will be issued on the day the order is received and dividends will generally begin to accrue on the purchased shares on the business day after payment is received.

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933 (“Securities Act”).

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.

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SHAREHOLDER GUIDE

***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed.

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The CDSC may not be imposed if your Authorized Institution enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;

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■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

 How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be

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combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

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     COMMON QUESTIONS APPLICABLE TO CLASS B SHARES

What Should I Know About Class B Shares?
Effective November 2, 2009 (the “Effective Date”), Class B Shares of the Funds may no longer be purchased by new or existing shareholders, except as described below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B shares. Shareholders of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Funds’ Class B Shares received by the Funds after the Effective Date will be rejected.

Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 4% of the amount invested is normally paid by the Distributor to Authorized Institutions.

Former Expedition Fund shareholders who received Class B Shares of the Core Fixed Income Fund in connection with the reorganization of their Expedition Fund will be charged CDSCs on those Class B Shares based on the former Expedition

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Fund CDSC schedule and will be credited for the period of time from the original date of purchase of the Expedition Fund Class B Shares in determining the amount of their CDSC. Goldman Sachs Class B Shares purchased by former Expedition Fund shareholders after the effective time of the reorganization will be charged a CDSC according to the above CDSC schedule. For more information, see the SAI.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

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COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class A Shares was made, all payments made during a month will be combined and considered to have been made on the first day of the next month.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

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■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

     HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds as described under “Shares Offering”. A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class B or Class C Shares in an amount over $50,000 via check;

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■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

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■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	A Fund may redeem up to $50,000 in Class A, Class B or Class C Shares via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

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By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Core Plus Fixed Income and Global Income Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For this purpose, each Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.

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■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Institution or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund (other than the Global Income Fund) earn dividends declared on the day shares are redeemed.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem.

You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund

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■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Global Income and Core Plus Fixed Income Funds and certain other Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” if shares are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds). The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the

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amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum

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dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

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Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of Class B and Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C, Class IR or Class R shares and a monthly account statement if you invest in Service Shares or Institutional Shares. If your account is held in “street name” (i.e., through your Authorized Institution), you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of

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your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

The types of reports Class IR and/or Class R shareholders will receive depends on the related arrangements in effect with respect to such shareholders’ Retirement Plan or Eligible Fee-Based Program.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B, Class C and Class R Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B, Class C and Class R Shares.

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SHAREHOLDER GUIDE

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins paying the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other

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excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Global Income and Core Plus Fixed Income Funds and certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide—How To Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or

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SHAREHOLDER GUIDE

restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will increase to 20%, after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income through 2010, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calender year.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Shareholders of the Global Income Fund may be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you.

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your taxable distributions and any redemption proceeds if you do not provide your correct

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taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before April 1, 2010 of qualified interest income and short-term capital gains. Although this designation will be made for short-term capital gains distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. Congress is considering whether to extend the exemption of withholding for properly designated distributions of interest and short-term capital gains for an additional year, but there is no assurance that Congress will extend the provision. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Investment Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Advisers may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Investment Advisers may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in

80

APPENDIX A

bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

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     B.  Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Core Plus Fixed Income Fund may invest up to 15% of its Total Assets at the time of purchase in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other

82

APPENDIX A

derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

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Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the

84

APPENDIX A

debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, the Middle East, Eastern Europe and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

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Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more

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developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities

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■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more

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information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities
■	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit

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of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

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Mortgage-Backed Securities. The Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage- or asset-Backed Securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO

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that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for Mortgage-Backed Securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other

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fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities. The Core Fixed Income and Core Plus Fixed Income Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

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Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a

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relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new

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obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. The Funds may invest in corporate debt obligations and trust preferred securities, and Core Fixed Income and Core Plus Fixed Income Funds may invest in convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible

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APPENDIX A

security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Foreign Currency Transactions. The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates

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also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Collateralized Loan Obligations. The Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.

The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs allowing a CLO to

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qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon an Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

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APPENDIX A

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Funds may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund, as an investment company registered with the SEC, must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing

101

an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

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APPENDIX A

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial

103

institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, State Street Bank and Trust Company (“State Street”) or their affiliates and from which the Investment Adviser, State Street or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in particular types of fixed income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or any of their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase

104

APPENDIX A

agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

105

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, a Fund must “set aside” liquid

106

APPENDIX A

assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Advisers or any of their affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and

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expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because

108

APPENDIX A

such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan Participations. The Core Plus Fixed Income Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or

109

another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

Preferred Stock, Warrants and Rights. The Core Fixed Income and Core Plus Fixed Income Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

110

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended March 31, 2010 and 2009, fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The information for the fiscal years ended October 31, 2006 and 2005 has been audited by the Funds’ former independent registered public accounting firm.

Because Class IR Shares of the Global Income Fund have not commenced operations as of the date of this Prospectus, financial highlights are not available.

CORE FIXED INCOME FUND

	Core Fixed Income Fund—Class A Shares
	Fiscal Years
	Ended		Fiscal Period
	March 31,		November 1, 2007	Fiscal Years Ended October 31,
			to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.27	$9.57	$9.86	$9.82	$9.87	$10.25

Income (loss) from investment operations
Net investment income[a]	0.31	0.42	0.19	0.44	0.41	0.32
Net realized and unrealized gain (loss)	1.27	(1.23)	(0.28)	0.02	(0.01)	(0.20)

Total from investment operations	1.58	(0.81)	(0.09)	0.46	0.40	0.12

Distributions to shareholders
From net investment income	(0.32)	(0.44)	(0.20)	(0.42)	(0.38)	(0.37)
From net realized gains	—	(0.05)	—	—	(0.06)	(0.13)
From capital	—	—	—	—	(0.01)	—

Total distributions	(0.32)	(0.49)	(0.20)	(0.42)	(0.45)	(0.50)

Net asset value, end of period	$9.53	$8.27	$9.57	$9.86	$9.82	$9.87

Total return[b]	19.32%	(8.63)%	(0.99)%	4.84%	4.21%	1.14%
Net assets, end of period (in 000s)	$804,834	$600,963	$809,957	$798,223	$714,877	$658,114
Ratio of net expenses to average net assets	0.82%	0.80%	0.78%[c]	0.80%	0.83%	0.86%
Ratio of net investment income to average net assets	3.37%	4.70%	4.63%[c]	4.51%	4.25%	3.14%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.82%	0.81%	0.78%[c]	0.81%	0.84%	0.87%
Portfolio turnover rate[d]	418%	413%	239%	166%	562%	283%

See page 130 for all footnotes.

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	Core Fixed Income Fund—Class B Shares
	Fiscal Years
	Ended		Fiscal Period
	March 31,		November 1, 2007	Fiscal Years Ended October 31,
			to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.31	$9.61	$9.90	$9.86	$9.91	$10.29

Income (loss) from investment operations
Net investment income[a]	0.24	0.35	0.16	0.37	0.34	0.24
Net realized and unrealized gain (loss)	1.27	(1.23)	(0.28)	0.02	(0.01)	(0.20)

Total from investment operations	1.51	(0.88)	(0.12)	0.39	0.33	0.04

Distributions to shareholders
From net investment income	(0.25)	(0.37)	(0.17)	(0.35)	(0.31)	(0.29)
From net realized gains	—	(0.05)	—	—	(0.06)	(0.13)
From capital	—	—	—	—	(0.01)	—

Total distributions	(0.25)	(0.42)	(0.17)	(0.35)	(0.38)	(0.42)

Net asset value, end of period	$9.57	$8.31	$9.61	$9.90	$9.86	$9.91

Total return[b]	18.36%	(9.26)%	(1.28)%	4.05%	3.42%	0.38%
Net assets, end of period (in 000s)	$16,680	$17,694	$21,415	$20,736	$22,971	$29,096
Ratio of net expenses to average net assets	1.57%	1.55%	1.53%[c]	1.55%	1.58%	1.61%
Ratio of net investment income to average net assets	2.68%	3.95%	3.89%[c]	3.74%	3.49%	2.40%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.57%	1.56%	1.53%[c]	1.56%	1.59%	1.62%
Portfolio turnover rate[d]	418%	413%	239%	166%	562%	283%

See page 130 for all footnotes.

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APPENDIX B

	Core Fixed Income Fund—Class C Shares
	Fiscal Years
	Ended		Fiscal Period
	March 31,		November 1, 2007	Fiscal Years Ended October 31,
			to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.31	$9.61	$9.91	$9.87	$9.91	$10.29

Income (loss) from investment operations
Net investment income[a]	0.24	0.35	0.16	0.37	0.34	0.24
Net realized and unrealized gain (loss)	1.28	(1.23)	(0.29)	0.02	—	(0.20)

Total from investment operations	1.52	(0.88)	(0.13)	0.39	0.34	0.04

Distributions to shareholders
From net investment income	(0.25)	(0.37)	(0.17)	(0.35)	(0.31)	(0.29)
From net realized gains	—	(0.05)	—	—	(0.06)	(0.13)
From capital	—	—	—	—	(0.01)	—

Total distributions	(0.25)	(0.42)	(0.17)	(0.35)	(0.38)	(0.42)

Net asset value, end of period	$9.58	$8.31	$9.61	$9.91	$9.87	$9.91

Total return[b]	18.48%	(9.26)%	(1.38)%	4.05%	3.52%	0.38%
Net assets, end of period (in 000s)	$33,260	$24,655	$28,402	$23,008	$20,937	$23,432
Ratio of net expenses to average net assets	1.57%	1.55%	1.53%[c]	1.55%	1.58%	1.61%
Ratio of net investment income to average net assets	2.62%	3.95%	3.89%[c]	3.76%	3.49%	2.40%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.57%	1.56%	1.53%[c]	1.56%	1.59%	1.62%
Portfolio turnover rate[d]	418%	413%	239%	166%	562%	283%

See page 130 for all footnotes.

113

	Core Fixed Income Fund—Institutional Shares
	Fiscal Years
	Ended
	March 31,		Fiscal Period	Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$8.30	$9.60	$9.90	$9.86	$9.90	$10.28

Income (loss) from investment operations
Net investment income[a]	0.34	0.45	0.21	0.48	0.45	0.36
Net realized and unrealized gain (loss)	1.28	(1.23)	(0.30)	0.02	—	(0.21)

Total from investment operations	1.62	(0.78)	(0.09)	0.50	0.45	0.15

Distributions to shareholders
From net investment income	(0.35)	(0.47)	(0.21)	(0.46)	(0.42)	(0.40)
From net realized gains	—	(0.05)	—	—	(0.06)	(0.13)
From capital	—	—	—	—	(0.01)	—

Total distributions	(0.35)	(0.52)	(0.21)	(0.46)	(0.49)	(0.53)

Net asset value, end of period	$9.57	$8.30	$9.60	$9.90	$9.86	$9.90

Total return[b]	19.79%	(8.27)%	(0.94)%	5.21%	4.69%	1.53%
Net assets, end of period (in 000s)	$705,704	851,372	$1,571,578	$1,684,860	$1,558,971	$1,098,280
Ratio of net expenses to average net assets	0.48%	0.46%	0.44%[c]	0.44%	0.46%	0.47%
Ratio of net investment income to average net assets	3.78%	5.04%	4.97%[c]	4.87%	4.65%	3.54%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.48%	0.47%	0.44%[c]	0.45%	0.47%	0.48%
Portfolio turnover rate[d]	418%	413%	239%	166%	562%	283%

See page 130 for all footnotes.

114

APPENDIX B

	Core Fixed Income Fund—Service Shares
	Fiscal Years
	Ended		Fiscal Period
	March 31,		November 1, 2007	Fiscal Years Ended October 31,
			to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.31	$9.61	$9.91	$9.86	$9.91	$10.29

Income (loss) from investment operations
Net investment income[a]	0.30	0.41	0.19	0.43	0.40	0.31
Net realized and unrealized gain (loss)	1.27	(1.24)	(0.30)	0.03	(0.01)	(0.21)

Total from investment operations	1.57	(0.83)	(0.11)	0.46	0.39	0.10

Distributions to shareholders
From net investment income	(0.30)	(0.42)	(0.19)	(0.41)	(0.37)	(0.35)
From net realized gains	—	(0.05)	—	—	(0.06)	(0.13)
From capital	—	—	—	—	(0.01)	—

Total distributions	(0.30)	(0.47)	(0.19)	(0.41)	(0.44)	(0.48)

Net asset value, end of period	$9.58	$8.31	$9.61	$9.91	$9.86	$9.91

Total return[b]	19.05%	(8.72)%	(1.04)%	4.68%	4.06%	1.02%
Net assets, end of period (in 000s)	$5,580	$7,333	$24,199	$29,899	$46,600	$31,682
Ratio of net expenses to average net assets	0.98%	0.96%	0.94%[c]	0.94%	0.96%	0.97%
Ratio of net investment income to average net assets	3.30%	4.55%	4.47%[c]	4.32%	4.13%	3.03%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.98%	0.97%	0.94%[c]	0.95%	0.97%	0.98%
Portfolio turnover rate[d]	418%	413%	239%	166%	562%	283%

See page 130 for all footnotes.

115

	Core Fixed
	Income Fund—
	Class IR Shares
			Fiscal Period
	Fiscal Years		November 30, 2007
	Ended		to March 31, 2008*
	March 31,		(Commenced
	2010	2009	November 30, 2007)

Net asset value, beginning of period	$8.28	$9.58	$10.01

Income (loss) from investment operations
Net investment income[a]	0.31	0.44	0.16
Net realized and unrealized gain (loss)	1.29	(1.23)	(0.43)

Total from investment operations	1.60	(0.79)	(0.27)

Distributions to shareholders
From net investment income	(0.34)	(0.46)	(0.16)
From net realized gains	—	(0.05)	—

Total distributions	(0.34)	(0.51)	(0.16)

Net asset value, end of period	$9.54	$8.28	$9.58

Total return[b]	19.58%	(8.39)%	(2.75)%
Net assets, end of period (in 000s)	$69	$9	$10
Ratio of net expenses to average net assets	0.57%	0.55%	0.53%[c]
Ratio of net investment income to average net assets	3.30%	4.97%	4.66%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.57%	0.56%	0.53%[c]
Portfolio turnover rate[d]	418%	413%	239%

See page 130 for all footnotes.

116

APPENDIX B

	Core Fixed
	Income Fund—
	Class R Shares
			Fiscal Period
	Fiscal Years		November 30, 2007
	Ended		to March 31, 2008*
	March 31,		(Commenced
	2010	2009	November 30, 2007)
Net asset value, beginning of period	$8.28	$9.57	$10.01

Income (loss) from investment operations
Net investment income[a]	0.28	0.40	0.14
Net realized and unrealized gain (loss)	1.28	(1.22)	(0.44)

Total from investment operations	1.56	(0.82)	(0.30)

Distributions to shareholders
From net investment income	(0.30)	(0.42)	(0.14)
From net realized gains	—	(0.05)	—

Total distributions	(0.30)	(0.47)	(0.14)

Net asset value, end of period	$9.54	$8.28	$9.57

Total return[b]	19.03%	(8.81)%	(2.90)%
Net assets, end of period (in 000s)	$14	$9	$10
Ratio of net expenses to average net assets	1.07%	1.05%	1.03%[c]
Ratio of net investment income to average net assets	3.10%	4.51%	4.22%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.07%	1.06%	1.03%[c]
Portfolio turnover rate[d]	418%	413%	239%

See page 130 for all footnotes.

117

CORE PLUS FIXED INCOME FUND

	Core Plus Fixed Income Fund—Class A Shares
				Fiscal Period
	Fiscal Years		Fiscal Period	Ended October 31,
	Ended		November 1, 2007	2007 (Commenced
	March 31,		to March 31,	November 30,
	2010	2009	2008*	2006)
Net asset value, beginning of period	$9.16	$9.90	$9.99	$10.00

Income (loss) from investment operations
Net investment income[a]	0.34	0.43	0.18	0.39
Net realized and unrealized gain (loss)	1.07	(0.75)	(0.05)	(0.02)

Total from investment operations	1.41	(0.32)	0.13	0.37

Distributions to shareholders
From net investment income	(0.37)	(0.42)	(0.22)	(0.38)

Net asset value, end of period	$10.20	$9.16	$9.90	$9.99

Total return[b]	15.60%	(3.17)%	1.21%	3.93%
Net assets, end of period (in 000s)	$94,351	$45,686	$54,330	$53,541
Ratio of net expenses to average net assets	0.83%	0.75%[e]	0.79%[c]	0.83%[c]
Ratio of net investment income to average net assets	3.48%	4.57%[e]	4.37%[c]	4.45%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.14%	1.33%[e]	1.21%[c]	1.51%[c]
Portfolio turnover rate[d]	419%	365%	96%	350%

See page 130 for all footnotes.

118

APPENDIX B

	Core Plus Fixed Income Fund—Class B Shares
				Fiscal Period
	Fiscal Years		Fiscal Period	Ended October 31,
	Ended		November 1, 2007	2007 (Commenced
	March 31,		to March 31,	June 20,
	2010	2009	2008*	2007)
Net asset value, beginning of period	$9.15	$9.90	$9.99	$9.77

Income (loss) from investment operations
Net investment income[a]	0.28	0.36	0.15	0.14
Net realized and unrealized gain (loss)	1.07	(0.76)	(0.05)	0.21

Total from investment operations	1.35	(0.40)	0.10	0.35

Distributions to shareholders
From net investment income	(0.30)	(0.35)	(0.19)	(0.13)

Net asset value, end of period	$10.20	$9.15	$9.90	$9.99

Total return[b]	14.75%	(4.00)%	0.99%	3.60%
Net assets, end of period (in 000s)	$9,193	$10,626	$13,843	$15,077
Ratio of net expenses to average net assets	1.58%	1.50%[e]	1.54%[c]	1.58%[c]
Ratio of net investment income to average net assets	2.87%	3.82%[e]	3.63%[c]	3.86%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.89%	2.08%[e]	1.96%[c]	2.26%[c]
Portfolio turnover rate[d]	419%	365%	96%	350%

See page 130 for all footnotes.

119

	Core Plus Fixed Income Fund—Class C Shares
				Fiscal Period
	Fiscal Years		Fiscal Period	Ended October 31,
	Ended		November 1, 2007	2007 (Commenced
	March 31,		to March 31,	November 30,
	2010	2009	2008*	2006)

Net asset value, beginning of period	$9.15	$9.90	$9.99	$10.00

Income (loss) from investment operations
Net investment income[a]	0.28	0.36	0.15	0.33
Net realized and unrealized gain (loss)	1.07	(0.76)	(0.05)	(0.02)

Total from investment operations	1.35	(0.40)	0.10	0.31

Distributions to shareholders
From net investment income	(0.30)	(0.35)	(0.19)	(0.32)

Net asset value, end of period	$10.20	$9.15	$9.90	$9.99

Total return[b]	14.75%	(4.00)%	0.99%	3.13%
Net assets, end of period (in 000s)	$12,661	$11,040	$11,727	$11,798
Ratio of net expenses to average net assets	1.58%	1.50%[e]	1.54%[c]	1.58%[c]
Ratio of net investment income to average net assets	2.83%	3.82%[e]	3.63%[c]	3.78%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.89%	2.08%[e]	1.96%[c]	2.26%[c]
Portfolio turnover rate[d]	419%	365%	96%	350%

See page 130 for all footnotes.

120

APPENDIX B

	Core Plus Fixed Income Fund—Institutional Shares
				Fiscal
	Fiscal Years			Period Ended
	Ended		Fiscal Period	October 31, 2007
	March 31,		November 1, 2007 to	(Commenced
	2010	2009	March 31, 2008*	November 30, 2006)
Net asset value, beginning of period	$9.16	$9.90	$9.99	$10.00

Income (loss) from investment operations
Net investment income[a]	0.37	0.46	0.20	0.42
Net realized and unrealized gain (loss)	1.07	(0.74)	(0.05)	(0.01)

Total from investment operations	1.44	(0.28)	0.15	0.41

Distributions to shareholders
From net investment income	(0.40)	(0.46)	(0.24)	(0.42)

Net asset value, end of period	$10.20	$9.16	$9.90	$9.99

Total return[b]	15.99%	(2.84)%	1.45%	4.21%
Net assets, end of period (in 000s)	$191,051	$43,681	$51,281	$31,155
Ratio of net expenses to average net assets	0.49%	0.41%[e]	0.45%[c]	0.47%[c]
Ratio of net investment income to average net assets	3.72%	4.91%[e]	4.73%[c]	4.62%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.80%	0.99%[e]	0.87%[c]	1.15%[c]
Portfolio turnover rate[d]	419%	365%	96%	350%

See page 130 for all footnotes.

121

	Core Plus Fixed Income Fund—Service Shares
	Fiscal Years		Fiscal Period	Fiscal Period Ended
	Ended		November 1, 2007	October 31,
	March 31,		to March 31,	2007 (Commenced
	2010	2009	2008*	June 20, 2007)
Net asset value, beginning of period	$9.16	$9.90	$9.99	$9.77

Income (loss) from investment operations
Net investment income[a]	0.34	0.41	0.18	0.16
Net realized and unrealized gain (loss)	1.05	(0.74)	(0.05)	0.21

Total from investment operations	1.39	(0.33)	0.13	0.37

Distributions to shareholders
From net investment income	(0.35)	(0.41)	(0.22)	(0.15)

Net asset value, end of period	$10.20	$9.16	$9.90	$9.99

Total return[b]	15.42%	(3.34)%	1.26%	3.83%
Net assets, end of period (in 000s)	$12	$10	$11	$10
Ratio of net expenses to average net assets	0.99%	0.91%[e]	0.95%[c]	0.97%[c]
Ratio of net investment income to average net assets	3.44%	4.38%[e]	4.26%[c]	4.42%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.30%	1.49%[e]	1.37%[c]	1.65%[c]
Portfolio turnover rate[d]	419%	365%	96%	350%

See page 130 for all footnotes.

122

APPENDIX B

	Core Plus Fixed
	Income Fund—
	Class IR Shares
			Fiscal Period
	Fiscal Years		November 30, 2007
	Ended		to March 31, 2008*
	March 31,		(Commenced
	2010	2009	November 30, 2007)
Net asset value, beginning of period	$9.16	$9.91	$10.12

Income (loss) from investment operations
Net investment income[a]	0.32	0.45	0.15
Net realized and unrealized gain (loss)	1.12	(0.75)	(0.17)

Total from investment operations	1.44	(0.30)	(0.02)

Distributions to shareholders
From net investment income	(0.39)	(0.45)	(0.19)

Net asset value, end of period	$10.21	$9.16	$9.91

Total return[b]	16.00%	(3.02)%	(0.26)%
Net assets, end of period (in 000s)	$294	$10	$10
Ratio of net expenses to average net assets	0.58%	0.50%[e]	0.54%[c]
Ratio of net investment income to average net assets	3.23%	4.82%[e]	4.49%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.89%	1.08%[e]	0.96%[c]
Portfolio turnover rate[d]	419%	365%	96%

See page 130 for all footnotes.

123

	Core Plus Fixed
	Income Fund—
	Class R Shares
			Fiscal Period
	Fiscal Years		November 30, 2007
	Ended		to March 31, 2008*
	March 31,		(Commenced
	2010	2009	November 30, 2007)
Net asset value, beginning of period	$9.16	$9.91	$10.12

Income (loss) from investment operations
Net investment income[a]	0.31	0.40	0.14
Net realized and unrealized gain (loss)	1.07	(0.75)	(0.18)

Total from investment operations	1.38	(0.35)	(0.04)

Distributions to shareholders
From net investment income	(0.34)	(0.40)	(0.17)

Net asset value, end of period	$10.20	$9.16	$9.91

Total return[b]	15.30%	(3.49)%	(0.41)%
Net assets, end of period (in 000s)	$37	$10	$10
Ratio of net expenses to average net assets	1.08%	1.00%[e]	1.04%[c]
Ratio of net investment income to average net assets	3.15%	4.32%[e]	4.00%[c]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.39%	1.58%[e]	1.46%[c]
Portfolio turnover rate[d]	419%	365%	96%

See page 130 for all footnotes.

124

APPENDIX B

GLOBAL INCOME FUND

	Global Income Fund—Class A Shares
	Fiscal Years		Fiscal Period
	Ended		November 1, 2007	Fiscal Years Ended October 31,
	March 31,		to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$12.30	$12.91	$12.93	$12.74	$13.25	$13.65

Income (loss) from investment operations
Net investment income[a]	0.38	0.45	0.17	0.37	0.34	0.32
Net realized and unrealized gain (loss)	1.35	(0.60)	—	0.20	(0.09)	0.28

Total from investment operations	1.73	(0.15)	0.17	0.57	0.25	0.60

Distributions to shareholders
From net investment income	(1.29)	(0.46)	(0.19)	(0.34)	(0.71)	(1.00)
From net realized gains	—	—	—	(0.04)	(0.05)	—

Total distributions	(1.29)	(0.46)	(0.19)	(0.38)	(0.76)	(1.00)

Net asset value, end of period	$12.74	$12.30	$12.91	$12.93	$12.74	$13.25

Total return[b]	14.73%	(1.10)%	1.33%	4.46%	2.07%	4.56%
Net assets, end of period (in 000s)	$218,572	$202,926	$311,900	$324,537	$252,962	$173,712
Ratio of net expenses to average net assets	1.03%	1.02%	1.01%[c]	1.04%	1.05%	1.08%
Ratio of net investment income to average net assets	3.02%	3.61%	3.17%[c]	2.92%	2.63%	2.36%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.11%	1.11%	1.07%[c]	1.10%	1.17%	1.32%
Portfolio turnover rate	267%	168%	141%	116%	97%	137%

See page 130 for all footnotes.

125

	Global Income Fund—Class B Shares
	Fiscal Years		Fiscal Period
	Ended		November 1, 2007	Fiscal Years Ended October 31,
	March 31,		to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$12.25	$12.87	$12.88	$12.70	$13.20	$13.61

Income (loss) from investment operations
Net investment income[a]	0.29	0.35	0.13	0.27	0.24	0.22
Net realized and unrealized gain (loss)	1.34	(0.60)	0.01	0.19	(0.08)	0.27

Total from investment operations	1.63	(0.25)	0.14	0.46	0.16	0.49

Distributions to shareholders
From net investment income	(1.19)	(0.37)	(0.15)	(0.25)	(0.62)	(0.90)
From net realized gains	—	—	—	(0.03)	(0.04)	—

Total distributions	(1.19)	(0.37)	(0.15)	(0.28)	(0.66)	(0.90)

Net asset value, end of period	$12.69	$12.25	$12.87	$12.88	$12.70	$13.20

Total return[b]	13.92%	(1.93)%	1.10%	3.59%	1.36%	3.72%
Net assets, end of period (in 000s)	$5,143	$6,572	$10,479	$11,127	$17,716	$24,819
Ratio of net expenses to average net assets	1.78%	1.77%	1.76%[c]	1.79%	1.80%	1.83%
Ratio of net investment income to average net assets	2.30%	2.85%	2.42%[c]	2.13%	1.89%	1.61%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.86%	1.86%	1.82%[c]	1.85%	1.93%	2.07%
Portfolio turnover rate	267%	168%	1.41%	116%	97%	137%

See page 130 for all footnotes.

126

APPENDIX B

	Global Income Fund—Class C Shares
	Fiscal Years		Fiscal Period
	Ended		November 1, 2007	Fiscal Years Ended October 31,
	March 31,		to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$12.23	$12.84	$12.86	$12.67	$13.18	$13.58

Income (loss) from investment operations
Net investment income[a]	0.28	0.35	0.13	0.27	0.24	0.22
Net realized and unrealized gain (loss)	1.34	(0.59)	—	0.20	(0.09)	0.28

Total from investment operations	1.62	(0.24)	0.13	0.47	0.15	0.50

Distributions to shareholders
From net investment income	(1.19)	(0.37)	(0.15)	(0.25)	(0.62)	(0.90)
From net realized gains	—	—	—	(0.03)	(0.04)	—

Total distributions	(1.19)	(0.37)	(0.15)	(0.28)	(0.66)	(0.90)

Net asset value, end of period	$12.66	$12.23	$12.84	$12.86	$12.67	$13.18

Total return[b]	13.80%	(1.85)%	1.02%	3.69%	1.28%	3.80%
Net assets, end of period (in 000s)	$7,606	$4,863	$6,110	$5,282	$6,908	$8,370
Ratio of net expenses to average net assets	1.78%	1.77%	1.76%[c]	1.79%	1.80%	1.83%
Ratio of net investment income to average net assets	2.22%	2.85%	2.44%[c]	2.13%	1.89%	1.61%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.86%	1.86%	1.82%[c]	1.85%	1.93%	2.07%
Portfolio turnover rate	267%	168%	141%	116%	97%	137%

See page 130 for all footnotes.

127

	Global Income Fund—Institutional Shares
	Fiscal Years
	Ended		Fiscal Period	Fiscal Years Ended October 31,
	March 31,		November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$12.28	$12.89	$12.91	$12.73	$13.23	$13.64

Income (loss) from investment operations
Net investment income[a]	0.42	0.49	0.19	0.42	0.38	0.37
Net realized and unrealized gain (loss)	1.35	(0.59)	—	0.18	(0.07)	0.28

Total from investment operations	1.77	(0.10)	0.19	0.60	0.31	0.65

Distributions to shareholders
From net investment income	(1.33)	(0.51)	(0.21)	(0.38)	(0.76)	(1.06)
From net realized gains	—	—	—	(0.04)	(0.05)	—

Total distributions	(1.33)	(0.51)	(0.21)	(0.42)	(0.81)	(1.06)

Net asset value, end of period	$12.72	$12.28	$12.89	$12.91	$12.73	$13.23

Total return[b]	15.14%	(0.76)%	1.48%	4.76%	2.53%	4.90%
Net assets, end of period (in 000s)	$685,787	$664,853	$1,077,177	$1,089,450	$590,541	$214,410
Ratio of net expenses to average net assets	0.69%	0.68%	0.67%[c]	0.68%	0.68%	0.69%
Ratio of net investment income to average net assets	3.36%	3.94%	3.54%[c]	3.30%	3.00%	2.70%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.77%	0.77%	0.73%[c]	0.74%	0.80%	0.91%
Portfolio turnover rate	267%	168%	141%	116%	97%	137%

See page 130 for all footnotes.

128

APPENDIX B

	Global Income Fund—Service Shares
	Fiscal Years		Fiscal Period
	Ended		November 1, 2007	Fiscal Years Ended October 31,
	March 31,		to March 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$12.27	$12.88	$12.90	$12.71	$13.22	$13.63

Income (loss) from investment operations
Net investment income[a]	0.36	0.43	0.16	0.35	0.32	0.30
Net realized and unrealized gain (loss)	1.34	(0.60)	—	0.20	(0.08)	0.28

Total from investment operations	1.70	(0.17)	0.16	0.55	0.24	0.58

Distributions to shareholders
From net investment income	(1.27)	(0.44)	(0.18)	(0.32)	(0.70)	(0.99)
From net realized gains	—	—	—	(0.04)	(0.05)	—

Total distributions	(1.27)	(0.44)	(0.18)	(0.36)	(0.75)	(0.99)

Net asset value, end of period	$12.70	$12.27	$12.88	$12.90	$12.71	$13.22

Total return[b]	14.50%	(1.26)%	1.27%	4.31%	1.93%	4.38%
Net assets, end of period (in 000s)	$95	$214	$380	$376	$435	$463
Ratio of net expenses to average net assets	1.19%	1.18%	1.17%[c]	1.18%	1.18%	1.19%
Ratio of net investment income to average net assets	2.87%	3.44%	3.03%[c]	2.75%	2.51%	2.26%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.27%	1.27%	1.23%[c]	1.24%	1.31%	1.43%
Portfolio turnover rate	267%	168%	141%	116%	97%	137%

See page 130 for all footnotes.

129

Footnotes:

*	The Fund changed its fiscal year end from October 31 to March 31.
a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
c	Annualized.
d	The portfolio turnover rate excluding the effect of mortgage dollar rolls is as follows:

	Core	Core Plus
	Fixed Income	Fixed Income

Fiscal year ended March 31, 2010	330%	313%
Fiscal year ended March 31, 2009	371%	330%
Fiscal period ended October 31, 2007	141%	312%
Fiscal year ended October 31, 2006	516%	N/A

Prior years include the effect of mortgage dollar roll transactions.

e	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

130

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Multi Sector Fixed Income Funds
Prospectus

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement Of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com/summaries.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

	Institutional & Service	Class A, B, C, IR & R
■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

MSFIPRO10

Prospectus	July 29, 2010

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs Emerging Markets Debt Fund
■ Class A Shares: GSDAX
■ Class C Shares: GSCDX
■ Institutional Shares: GSDIX
■ Class IR Shares: GSIRX

■ Goldman Sachs High Yield Fund
■ Class A Shares: GSHAX
■ Class B Shares: GSHBX
■ Class C Shares: GSHCX
■ Institutional Shares: GSHIX
■ Service Shares: GSHSX
■ Class IR Shares: GSHTX
■ Class R Shares: GSHRX

■ Goldman Sachs Investment Grade Credit Fund
■ Class A Shares: GSGAX
■ Institutional Shares: GSGDX
■ Separate Account Institutional Shares: GSCPX

■ Goldman Sachs Local Emerging Markets Debt Fund
■ Class A Shares: GAMDX
■ Class C Shares: GCMDX
■ Institutional Shares: GIMDX
■ Class IR Shares: GLIRX

■ Goldman Sachs U.S. Mortgages Fund
■ Class A Shares: GSUAX
■ Institutional Shares: GSUIX
■ Separate Account Institutional Shares: GSUPX

1	Goldman Sachs Emerging Markets Debt Fund – Summary

8	Goldman Sachs High Yield Fund – Summary

16	Goldman Sachs Investment Grade Credit Fund – Summary

22	Goldman Sachs Local Emerging Markets Debt Fund – Summary

29	Goldman Sachs U.S. Mortgages Fund – Summary

36	Investment Management Approach

52	Risks of the Funds

60	Service Providers

68	Dividends

69	Shareholder Guide
	69	How to Buy Shares
	87	How to Sell Shares

101	Taxation

104	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

137	Appendix B Financial Highlights

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Emerging Markets Debt Fund—Summary

Investment Objective

The Goldman Sachs Emerging Markets Debt Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of this Prospectus and “Other Information Regarding Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%

	Class A	Class C	Institutional	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[2]	0.26%	0.26%	0.17%	0.26%

Total Annual Fund Operating Expenses	1.31%	2.06%	0.97%	1.06%
Expense Limitation[3]	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Expense Limitation	1.22%	1.97%	0.88%	0.97%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.044% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$569	$838	$1,128	$1,950

Class C Shares
– Assuming complete redemption at end of period	$300	$637	$1,100	$2,383
– Assuming no redemption	$200	$637	$1,100	$2,383

Institutional Shares	$90	$300	$528	$1,182

Class IR Shares	$99	$328	$576	$1,286

Portfolio Turnover

The Fund pays transactions costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 121% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities of issuers located in emerging countries. The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American

nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Colombia, Ecuador, Egypt, Malaysia, Mexico, Peru, The Philippines, Poland, Russia, South Africa, Turkey, Ukraine and Venezuela, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments. The Fund may invest in all types of foreign and emerging country fixed income securities. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations. Additionally, the Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.

The Fund may invest in securities without regard to credit rating. The Fund’s target duration under normal interest rate conditions is that of the J.P. Morgan EMBI Global Diversified Index, plus or minus 2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 4.7 and 7.3 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally,

the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Emerging Countries Risk—The Fund may invest in emerging countries. The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. In addition, the Fund will be subject to the risk that an issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.
■	Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

■	Non-Diversification Risk—The Fund is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■	Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C and Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

Because Class IR Shares have not commenced operations as of the date of this Prospectus, the figures shown provide performance for the other share classes of the Fund. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six month period ended June 30, 2010 was 6.56%. Best Quarter Q2 ’09 +16.16% Worst Quarter Q4 ’08 –13.18%

     AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception
Class A (Inception 08/29/03)
Returns Before Taxes	33.94%	7.76%	9.82%
Returns After Taxes on Distributions	30.45%	5.08%	6.93%
Returns After Taxes on Distributions and Sale of Fund Shares	21.83%	5.04%	6.71%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	29.82%	7.98%	9.34%

Class C (Inception 09/29/06)
Returns Before Taxes	38.36%	N/A	6.12%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	29.82%	N/A	7.30%

Institutional Shares (Inception 08/29/03)
Returns Before Taxes	40.70%	9.14%	11.03%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	29.82%	7.98%	9.34%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C and Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2003; Ricardo Penfold, Vice President, has managed the Fund since 2003.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 35 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

Goldman Sachs High Yield Fund—Summary

Investment Objective

The Goldman Sachs High Yield Fund (the “Fund”) seeks a high level of current income and may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.0%	1.0%	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 60 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%
Other Expenses	0.16%	0.16%	0.16%	0.07%	0.57%	0.16%	0.16%
Service Fees	None	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	None	None	0.25%	None	None
All Other Expenses	0.16%	0.16%	0.16%	0.07%	0.07%	0.16%	0.16%

Total Annual Fund Operating Expenses	1.06%	1.81%	1.81%	0.72%	1.22%	0.81%	1.31%
Expense Limitation[2]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Expense Limitation	1.05%	1.80%	1.80%	0.71%	1.21%	0.80%	1.30%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.024% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$552	$771	$1,008	$1,685

Class B Shares
– Assuming complete redemption at end of period	$683	$868	$1,179	$2,126
– Assuming no redemption	$183	$568	$979	$2,126

Class C Shares
– Assuming complete redemption at end of period	$283	$568	$979	$2,126
– Assuming no redemption	$183	$568	$979	$2,126

Institutional Shares	$73	$229	$400	$894

Service Shares	$123	$386	$669	$1,476

Class IR Shares	$82	$258	$449	$1,001

Class R Shares	$132	$414	$717	$1,578

Portfolio Turnover

The Fund pays transactions costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 35% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable quality.

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).

The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped, plus or minus 2.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 4.10 and 4.84 years. The Fund may invest in all types of fixed income securities. The Fund may invest in loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the high yield securities market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

■	Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks will be more pronounced.
■	Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

■	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■	Second Lien Loans Risk—The Fund may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

■	Senior Loan Risk—The Fund may invest in Senior Loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of Senior Loans.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class R and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six month period ended June 30, 2010 was 3.43%. Best Quarter Q2 ’09 +18.40% Worst Quarter Q4 ’08 –18.79%

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 08/01/97)
Returns Before Taxes	43.23%	3.93%	5.82%	5.63%
Returns After Taxes on Distributions	38.88%	1.01%	2.51%	2.27%
Returns After Taxes on Distributions and Sale of Fund Shares	27.69%	1.59%	2.88%	2.65%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	6.49%	6.86%	6.17%

Class B (Inception 08/01/97)
Returns Before Taxes	43.41%	3.69%	5.66%	5.51%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	6.49%	6.86%	6.17%

Class C (Inception 08/15/97)
Returns Before Taxes	48.05%	4.14%	5.54%	5.27%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	6.49%	6.86%	6.23%	†

Institutional Shares (Inception 08/01/97)
Returns Before Taxes	50.64%	5.29%	6.72%	6.42%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	6.49%	6.86%	6.17%

Service Shares (Inception 08/01/97)
Returns Before Taxes	50.10%	4.73%	6.17%	5.88%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	6.49%	6.86%	6.17%

Class IR (Inception 11/30/07)
Returns Before Taxes	50.62%	N/A	N/A	4.47%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	N/A	N/A	8.29%

Class R (Inception 11/30/07)
Returns	49.67%	N/A	N/A	3.88%
Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped (reflects no deductions for fees, expenses or taxes)	58.76%	N/A	N/A	8.29%

†	Return for the Index is calculated from September 1, 1997, the commencement of the month nearest to the Class C Shares inception date.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Rob Cignarella, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2003; Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team and Co-Head of Global Credit Research, has managed the Fund since 2009; Roberta M. Goss, Managing Director, Co-Head of High Yield and Bank Loans, has managed the Fund since 2009.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR and Class R Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

Class B Shares are generally no longer available for purchase by current or prospective investors.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 35 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

Goldman Sachs Investment Grade Credit Fund—Summary

Investment Objective

The Goldman Sachs Investment Grade Credit Fund (the “Fund”) seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

Separate
Account
	Class A	Institutional	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

			Separate
			Account
	Class A	Institutional	Institutional
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Account Service Fee	0.05%	0.05%	None
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.19%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.89%	0.55%	0.50%
Fee Waiver and Expense Limitation[1]	(0.13)%	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.76%	0.42%	0.37%

[1]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an annual effective net management rate of 0.33% and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, account service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in place through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional and/or Separate Account Institutional Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional and/or Separate Account Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$450	$636	$837	$1,418

Institutional Shares	$43	$163	$294	$677

Separate Account Institutional Shares	$38	$147	$267	$616

Portfolio Turnover

The Fund pays transactions costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 90% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Rating Group (“Standard & Poor’s”) or at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Barclays Capital U.S. Credit Index as its performance benchmark, but the Fund will not attempt to replicate the Barclays Capital U.S. Credit Index. The Fund may, therefore, invest in securities that are not included in the Barclays Capital U.S. Credit Index.

The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Credit Index, plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 5.42 and 6.33 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance

Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.
■	Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks will be more pronounced.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional and Separate Account Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects fee waivers and expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six month period ended June 30, 2010 was 5.33%. Best Quarter* Q2 ’09 +10.01% Worst Quarter* Q3 ’08 –8.21%

     AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception
Class A (Inception 11/03/03)
Returns Before Taxes	14.35%	1.76%	2.59%
Returns After Taxes on Distributions	12.20%	0.00%	0.88%
Returns After Taxes on Distributions and Sale of Fund Shares	9.21%	0.47%	1.21%

Institutional Shares (Inception 11/03/03)
Returns Before Taxes	19.05%	2.91%	3.63%

Separate Account Institutional Shares (Inception 11/03/03)
Returns Before Taxes	19.26%	2.98%	3.68%

Barclays Capital U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	16.04%	4.67%	4.90%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional and Separate Account Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Lale Topcuoglu, Vice President, Co-Head of Investment Grade Credit team, has managed the Fund since 2010; Ben Johnson, CFA, Vice President, has managed the Fund since 2003.

Buying and Selling Fund Shares

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman, Sachs & Co. or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.

The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Separate Account Institutional Shares.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 35 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

Goldman Sachs Local Emerging Markets Debt Fund—Summary

Investment Objective

The Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None
Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%

	Class A	Class C	Institutional	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[2]	0.34%	0.34%	0.25%	0.34%

Total Annual Fund Operating Expenses	1.49%	2.24%	1.15%	1.24%
Expense Limitation[3]	(0.14)%	(0.14)%	(0.14)%	(0.14)%

Total Annual Fund Operating Expenses After Expense Limitation	1.35%	2.10%	1.01%	1.10%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.074% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$581	$887	$1,214	$2,138

Class C Shares
– Assuming complete redemption at end of period	$313	$687	$1,187	$2,564
– Assuming no redemption	$213	$687	$1,187	$2,564

Institutional Shares	$103	$351	$619	$1,385

Class IR Shares	$112	$380	$668	$1,488

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 134% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Sovereign debt for this Fund consists of fixed income securities issued by a national government within a given country denominated in the currency of that country, and may also include nominal and real inflation-linked securities. Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.

The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments. The Fund may invest in all types of foreign and emerging country fixed income securities. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.

Currently, the Investment Adviser’s emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Investment Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection. Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow.

The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

The Fund may invest in securities without regard to credit rating. The Fund’s target duration under normal interest rate conditions is that of the J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index plus or minus 2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and since the Index’s inception on December 31, 2002, the duration of this Index has ranged between 3.8 and 4.6 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Emerging Countries Risk—The Fund may invest in emerging countries. The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

■	Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

■	Non-Diversification Risk—The Fund is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Sovereign Risk—The Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A,

Class C and Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

Because Class IR Shares have not commenced operations as of the date of this Prospectus, the figures shown provide performance for the other share classes of the Fund. Class IR Shares would have annual returns substantially similar to those of the other share classes because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six month period ended June 30, 2010 was 3.03%. Best Quarter Q2 ’09 +16.25% Worst Quarter Q1 ’09 –1.35%

     AVERAGE ANNUAL TOTAL RETURNS

		Since
For the period ended December 31, 2009	1 Year	Inception
Class A (Inception 02/15/08)
Returns Before Taxes	20.77%	–3.11%
Returns After Taxes on Distributions	19.20%	–4.65%
Returns After Taxes on Distributions and Sale of Fund Shares	13.76%	–3.45%

Class C (Inception 02/15/08)
Returns Before Taxes	25.82%	–1.33%

Institutional Shares (Inception 02/15/08)
Returns Before Taxes	26.90%	–0.38%

J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index (reflects no deductions for fees, expenses or taxes)	21.98%	7.17%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C and Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2008; Ricardo Penfold, Vice President, has managed the Fund since 2008.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 35 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

Goldman Sachs U.S. Mortgages Fund—Summary

Investment Objective

The Goldman Sachs U.S. Mortgages Fund (the “Fund”) seeks a high level of total return consisting of income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 78 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

Separate
Account
	Class A	Institutional	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

			Separate
			Account
	Class A	Institutional	Institutional
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Account Service Fees	0.05%	0.05%	None
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.24%	0.15%	0.15%

Total Annual Fund Operating Expenses	0.94%	0.60%	0.55%
Fee Waiver and Expense Limitation[1]	(0.18)%	(0.18)%	(0.18)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.76%	0.42%	0.37%

[1]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an annual effective net management rate of 0.33% and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, account service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in place through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional and/or Separate Account Institutional Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional and/or Separate Account Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$450	$646	$859	$1,471

Institutional Shares	$43	$174	$317	$733

Separate Account Institutional Shares	$38	$158	$289	$672

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2010 was 628% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers. The Fund may also invest in mortgage dollar rolls, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities and foreign securities.

The Fund’s investments must be rated at least BBB– or Baa3 at the time of purchase. Securities must either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Securitized Bond Index plus or minus 0.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 0.97 and 4.51 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

■	Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

■	Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.
■	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage

Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional and Separate Account Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects fee waivers and expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six month period ended June 30, 2010 was 4.62%. Best Quarter Q3 ’09 +4.75% Worst Quarter Q1 ’08 –2.43%

     AVERAGE ANNUAL TOTAL RETURNS

			Since
For The Period Ended December 31, 2009	1 Year	5 Years	Inception
Class A (Inception 11/03/03)
Returns Before Taxes	7.52%	3.28%	3.58%
Returns After Taxes on Distributions	6.16%	1.74%	2.03%
Returns After Taxes on Distributions and Sale of Fund Shares	4.85%	1.88%	2.14%

Institutional Shares (Inception 11/03/03)
Returns Before Taxes	12.02%	4.46%	4.63%

Separate Account Institutional Shares (Inception 11/03/03)
Returns Before Taxes	11.96%	4.51%	4.67%

Barclays Capital U.S. Securitized Bond Index (reflects no deduction for fees, expenses or taxes)	7.78%	5.33%	5.28%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional and Separate Account Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Thomas D. Teles, Managing Director, Global Head of Securitized and Government Investments, has managed the Fund since 2003; Peter D. Dion, CFA, Vice President, has managed the Fund since 2003; Christopher J. Creed, Vice President has managed the Fund since 2009; Christopher J. Hogan, CFA, Vice President has managed the Fund since 2009.

Buying and Selling Fund Shares

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman, Sachs & Co. or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.

The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Separate Account Institutional Shares.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 35 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 35 of this Prospectus.

Single Sector Fixed Income Funds –
Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.

Investment Management Approach

     INVESTMENT OBJECTIVES

The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund each seek a high level of total return consisting of income and capital appreciation. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index. Each Fund’s investment objective may be changed without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGIES

Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities of issuers located in emerging countries. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Brazil, Colombia, Ecuador, Egypt, Malaysia, Mexico, Peru, The Philippines, Poland, Russia, South Africa, Turkey, Ukraine and Venezuela, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

■	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks;
■	Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers;
■	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);

INVESTMENT MANAGEMENT APPROACH

■	Loan participations; and
■	Repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

Additionally, the Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.

The Fund may invest in securities without regard to credit rating. The Fund’s target duration under normal interest rate conditions is that of the J.P. Morgan EMBI Global Diversified Index, plus or minus 2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 4.7 and 7.3 years.

The Fund’s benchmark index is the J.P. Morgan EMBI Global Diversified Index. The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of emerging countries.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

High Yield Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including:

■	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
■	Convertible and non-convertible corporate debt obligations
■	Loan participations
■	Custodial receipts
■	Municipal Securities
■	Preferred stock

The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped plus or minus 2.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 4.10 and 4.84 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the high yield securities market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down

INVESTMENT MANAGEMENT APPROACH

teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Fund’s benchmark index is the Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped. The Barclays Capital U.S. Corporate High Yield Bond Index, 2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investment Grade Credit Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Investment grade securities are securities that are rated at the time of purchase at least BBB− by Standard & Poor’s or at least Baa3 by Moody’s, have a comparable rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and Municipal Securities. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets. In pursuing its investment objective, the Fund uses the Barclays Capital U.S. Credit Index as its performance benchmark, but the Fund will not attempt to replicate the Barclays Capital U.S. Credit Index. The Fund may, therefore, invest in securities that are not included in the Barclays Capital U.S. Credit Index.

The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Credit Index, plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 5.42 and 6.33 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-

down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Barclays Capital U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and noncorporates (sovereign, supranational, foreign agencies, and foreign local governments).

Local Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% Net Assets in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Sovereign debt in this Prospectus consists of fixed income securities issued by a national government within a given country denominated in the currency of that country, and may also include nominal and real inflation-linked securities. Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.

The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

INVESTMENT MANAGEMENT APPROACH

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:

■	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks,
■	interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers,
■	fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper),
■	loan participations, and
■	repurchase agreements with respect to the foregoing.

Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.

The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective. These instruments include credit linked notes, financial futures contracts, forward contracts and swap transactions, as well as other types of derivatives or structured securities. The Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.

The Fund may invest in securities without regard to credit rating. The Fund’s target duration under normal interest rate conditions is that of the J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index plus or minus 2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and since the Index’s inception on December 31, 2002, the duration of this Index has ranged between 3.8 and 4.6 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

Portfolio Construction. Currently, the Investment Adviser’s emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Investment Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection.

Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.

Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the price is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the yield offers significant compensation for the additional risk.

INVESTMENT MANAGEMENT APPROACH

The J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index is an index of debt instruments of emerging countries.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

U.S. Mortgages Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Mortgage-Backed Securities of U.S. issuers. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities, asset-backed securities and foreign securities.

The Fund’s investments must be rated at least BBB or Baa3 at the time of purchase. Securities must either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The Fund’s target duration under normal interest rate conditions is the duration of the Barclays Capital U.S. Securitized Bond Index plus or minus 0.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the last ten years, the duration of this Index has ranged between 0.97 and 4.51 years.

The Fund’s portfolio managers seek to build a portfolio consisting of their “best ideas” across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As market conditions change, the volatility and attractiveness of sectors, securities and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the portfolio managers may dynamically adjust the mix of top-down and bottom-up strategies in the Fund’s portfolio.

The Barclays Capital U.S. Securitized Bond Index is a composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities.

ALL FUNDS

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The NAV Of The Funds Will Fluctuate, Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

The Funds may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest a certain percentage of its total assets in: U.S. government securities, repurchase agreements collateralized by U.S. government securities and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
■	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
■	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

INVESTMENT MANAGEMENT APPROACH

2. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the individual Strategy Teams’ “best ideas”, consistent with a Fund’s overall risk and return objectives.

4. Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how a particular Fund is managed.

     ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

The average annual total return figures reflect a maximum initial sales charge of 3.75% for Class A Shares of the Investment Grade Credit and U.S. Mortgages Funds. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Investment Grade Credit and U.S. Mortgages Funds was 4.5%, which is not reflected in the average annual total return figures shown.

These definitions apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

     OTHER INVESTMENT PRACTICES AND SECURITIES

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the table show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio

INVESTMENT MANAGEMENT APPROACH

holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information monthly subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Fund’s SAI.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Emerging
of the Fund	Markets Debt	High Yield
— Not permitted***	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Credit, Interest Rate and Total Return Swaps*	•	•

Cross Hedging of Currencies	•	•

Currency Swaps*	•	•

Futures Contracts	•	•

Forward Foreign Currency Exchange Contracts	•	•

Interest Rate Floors, Caps and Collars	•	•

Mortgage Dollar Rolls	—	—

Mortgage Swaps*	—	•

Options (including Options on Futures)[1]	•	•

Options on Foreign Currencies[2]	•	•

Repurchase Agreements**	•	•

Securities Lending	33 1/3	33 1/3

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may enter into repurchase agreements collateralized by U.S. Government Securities, and securities issued by foreign governments and their central banks. The U.S. Mortgages Fund may enter into repurchase agreements collateralized by U.S. Government Securities. The collateral for repurchase agreements for the U.S. Mortgages and Investment Grade Credit Funds must be rated at least AAA by Standard & Poor’s or Aaa by Moody’s or have a comparable rating by another NRSRO.
***	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The Funds may sell covered call and put options and purchase call and put options on securities and securities indices in which they may invest.
[2]	The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may purchase and sell call and put options on foreign securities.

INVESTMENT MANAGEMENT APPROACH

Investment	Local Emerging	U.S.
Grade Credit	Markets Debt	Mortgages
Fund	Fund	Fund

33 1/3	33 1/3	33 1/3

•	•	•

•	•	—

•	•	—

•	•	•

•	•	•

•	•	•

•	—	•

•	—	•

•	•	•

•	•	—

•	•	•

33 1/3	33 1/3	33 1/3

•	•	•

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Emerging			Investment
of the Fund	Markets Debt	High Yield		Grade Credit
— Not permitted**	Fund	Fund		Fund
Investment Securities
Asset-Backed Securities	•	•		•
Bank Obligations	•	•		•
Convertible Securities	•	•		•
Corporate Debt Obligations and Trust Preferred Securities	•	•		•
Emerging Country Securities	•	25	[2]	10	[2]
Floating and Variable Rate Obligations	•	•		•
Foreign Securities[1]	•	•	[3]	•	[3]
Loans and Loan Participations	•	•		•

Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	—	•		•
Collateralized Mortgage Obligations	—	•		•
Fixed Rate Mortgage Loans	—	•		•
Government Issued Mortgage-Backed Securities	—	•		•
Multiple Class Mortgage-Backed Securities	—	•		•
Privately Issued Mortgage-Backed Securities	—	•		•
Stripped Mortgage-Backed Securities	—	•		•
Non-Investment Grade Fixed Income Securities	•	80+	[4]	—	[5]
Preferred Stock, Warrants and Rights	•	•		•
Second Lien Loans	•	•		•
Senior Loans	•	•		•
Structured Securities (which may include credit linked notes)*	•	•		•
Taxable Municipal Securities	—	•		•
Tax-Free Municipal Securities	—	•		•
Temporary Investments	• [6]	•	[6]	•
U.S. Government Securities	•	•		•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
[2]	Of the High Yield Fund’s foreign securities, 25% of the Fund’s total assets in the aggregate may be invested in emerging country securities. Of the Investment Grade Credit Fund’s investments in foreign securities, 10% of the Fund’s total assets in the aggregate may be invested in emerging country securities.

INVESTMENT MANAGEMENT APPROACH

Local Emerging	U.S.
Markets Debt	Mortgages
Fund	Fund

•	•
•	•
•	—
•	•
•	—
•	•
•	•[3]
•	—

—	•
—	•
—	•
—	•
—	•
—	•
—	•
•	—[5]
•	—
•	—
•	—
•	•
•	•
•	•
•[6]	•
•	•

[3]	The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If the High Yield Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation. The Investment Grade Credit Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk). The U.S. Mortgages Fund currently intends to invest not more than 5% of its total assets in foreign securities (including securities not denominated in U.S. dollars), and will seek to hedge such investments against currency risk.

[4]	The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.

[5]	The Investment Grade Credit and U.S. Mortgages Funds may not purchase securities that are rated below BBB– or Baa3 but may own such a security, if the security is downgraded after purchase.

[6]	The Emerging Markets Debt, High Yield and the Local Emerging Markets Debt Funds may for this purpose invest in investment grade and high grade securities without limit.

Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary sections of this Prospectus. The following gives additional information on the risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓ Principal Risk	Emerging		Investment
• Additional Risk	Markets Debt	High Yield	Grade Credit
— Not applicable	Fund	Fund	Fund
Call	•	•	•
Concentration	•	—	—
Credit/Default	✓	✓	✓
Derivatives	✓	•	•
Emerging Countries	✓	•	•
Extension	•	•	•
Foreign	✓	✓	✓
Interest Rate	✓	✓	✓
Liquidity	✓	✓	•
Management	•	•	•
Market	•	•	•
Mortgage-Backed and Other Asset-Backed	—	•	•
NAV	•	•	•
Non-Diversification	✓	—	—
Non-Hedging Foreign Currency Trading	•	•	•
Non-Investment Grade Fixed Income Securities	✓	✓	—
Second Lien Loans	•	✓	•
Senior Loans	•	✓	•
Sovereign
Political	✓	•	•
Economic	✓	•	•
Repayment	✓	•	•
U.S. Government Securities	•	•	✓

RISKS OF THE FUNDS

Local Emerging	U.S.
Markets Debt	Mortgages
Fund	Fund
•	•

•	—

✓	✓

✓	•

✓	—

•	•

✓	•

✓	✓

✓	•

•	•

•	•

—	✓

•	•

✓	—

•	—

✓	—

•	—

•	—

✓	—

✓	—

✓	—

•	✓

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
■	Concentration Risk—The risk that if either the Emerging Markets Debt Fund or the Local Emerging Markets Debt Fund invests more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

The credit quality of a Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
■	Emerging Countries Risk—The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in emerging countries. The securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European, and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
■	Foreign Risk—The Funds will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may

RISKS OF THE FUNDS

result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody. The Funds will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities and/or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may included, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.
■	Mortgage-Backed and Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The U.S. Mortgages, Investment Grade Credit and High Yield Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect

RISKS OF THE FUNDS

the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.
■	Non-Diversification Risk—The Emerging Markets Debt and Local Emerging Markets Debt Funds are non-diversified, meaning that each Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
■	Non-Hedging Foreign Currency Trading Risk—The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may engage in forward foreign currency transactions for speculative purposes. The Funds’ Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Funds. Some of these transactions may also be subject to interest rate risk.
■	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

■	Second Lien Loans Risk—The Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt Funds may invest in Second Lien Loans. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

■	Senior Loan Risk—The Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt Funds may invest in Senior Loans, which hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of a Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Although Senior Loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund, such as invalidation of Senior Loans.

■	Sovereign Risk—The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

RISKS OF THE FUNDS

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	Emerging Markets Debt High Yield Investment Grade Credit Local Emerging Markets Debt U.S. Mortgages

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of March 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $713.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

SERVICE PROVIDERS

     MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
			For the Fiscal
	Management Fee	Average Daily	Period Ended
Fund	Annual Rate	Net Assets	March 31, 2010
Emerging Markets	0.80%	First $2 Billion	0.80%
Debt	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion

High Yield	0.70%	First $2 Billion	0.65%
	0.63%	Next $3 Billion
	0.60%	Next $3 Billion
	0.59%	Over $8 Billion

Investment Grade	0.40%	First $1 Billion	0.33% *
Credit	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion

Local Emerging	0.90%	First $2 Billion	0.90%
Markets Debt	0.81%	Next $3 Billion
	0.77%	Next $3 Billion
	0.75%	Over $8 Billion

U.S. Mortgages	0.40%	First $1 Billion	0.33% *
	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion

*	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rates above. These waivers will remain in effect through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangement.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, account service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.044%, 0.024%, 0.004%, 0.074% and 0.004% of the average daily net assets for the Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2009 is available in the Funds’ semi-annual report dated September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2010 will be available in the Funds’ semi-annual report dated September 30, 2010.

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of March 31, 2010, the team managed approximately $282.8 billion in municipal and taxable fixed income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Thomas D. Teles Managing Director, Global Head of Securitized and Government Investments	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Teles is the Global Head of Securitized and Government Investments, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team. Mr. Teles joined the Investment Adviser in 2000, and prior to that, he worked for three years as a mortgage trader and in the research department for Goldman Sachs.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Lale Topcuoglu Vice President, Co-Head Investment Grade Credit	Portfolio Manager— Investment Grade Credit	Since 2010	Ms. Topcuoglu joined the Investment Adviser in 2007 and specializes in European investment grade credit. Prior to joining the Investment Adviser, she worked for Goldman Sachs’ Global Investment Research from 2003 to 2007 and the Securities Division of Goldman Sachs from 1999-2003.

Rob Cignarella, CFA Managing Director, Co-Head of High Yield & Bank Loans	Portfolio Manager— High Yield	Since 2003	Mr. Cignarella is a Co-Head of the High Yield and Bank Loans team. Mr. Cignarella joined the Investment Adviser in 1998 as a high yield credit research analyst.

Rachel C. Golder Managing Director, Co-Head of High Yield & Bank Loans; Co-Head of Global Credit Research	Portfolio Manager— High Yield	Since 2009	Ms. Golder is a Co-Head of the High Yield and Bank Loans team and Co-Head of Global Credit Research. Ms. Golder joined the Investment Adviser in 1997 as a founder of the Investment Adviser’s High Yield team.

Roberta M. Goss Managing Director, Co-Head High Yield & Bank Loans	Portfolio Manager— High Yield	Since 2009	Ms. Goss is a Co-Head of the High Yield and Bank Loans team. In 2004, she became the Head of Bank Loans. Ms. Goss joined the Investment Adviser in 2003 as a member of the High Yield team.

Samuel Finkelstein Managing Director, Global Head of Macro Strategies	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008	Mr. Finkelstein is the Global Head of Macro Strategies, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team. Prior to joining the emerging markets debt team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Mr. Finkelstein joined the Investment Adviser in 1997.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Peter D. Dion, CFA Vice President	Portfolio Manager— U.S. Mortgages	Since 2003	Mr. Dion is a portfolio manager on the Securitized team. Mr. Dion became a portfolio manager in 1995 and joined the Investment Adviser in 1992.

Christopher J. Creed Vice President	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Creed joined the Investment Adviser in 2008 as a member of the Securitized team. He specializes in residential mortgage-backed securities. Prior to joining the Investment Adviser, he was a mortgage trader for eight years in the Securities Division of Goldman Sachs where he traded Agency and Non-Agency CMOs, Mortgage Derivatives, ABS/MBS CDOs and Student Loans.

Christopher J. Hogan, CFA Vice President	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Hogan is a member of our fixed income portfolio management team, specializing in agency mortgage-backed securities. Prior to joining the fixed income team in 2003, Mr. Hogan worked in Private Wealth Management at Goldman Sachs.

Ben Johnson, CFA Vice President	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson joined the Investment Adviser in 1998 and specializes in credit research. Prior to joining the Investment Adviser, he worked for Prudential Insurance Company of America where he invested in private placement debt securities.

Ricardo Penfold Vice President	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008	Mr. Penfold joined the Investment Adviser in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer.

SERVICE PROVIDERS

They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.13% of average daily net assets with respect to the Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of average daily net assets with respect to Institutional, Separate Account Institutional, and Service Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may, from time to time, take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

A Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund,

SERVICE PROVIDERS

including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions in accordance with applicable law.

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing or via telephone, in most instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions
Fund	Declared	Paid	Declared and Paid
U.S. Mortgages	Daily	Monthly	Annually

Investment Grade Credit	Daily	Monthly	Annually

High Yield	Daily	Monthly	Annually

Emerging Markets Debt	Daily	Monthly	Annually

Local Emerging Markets Debt	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

Shares Offering
Shares of the Funds are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the Account Application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

To open an account, contact your Authorized Institution. For an investment in Institutional Shares only, you may also contact the Fund directly. See the back cover of this Prospectus for contact information.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Class R Shares of the High Yield Fund and Class IR Shares of the Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

Retirement Plans generally may open an account and purchase Class R and/or Class IR Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

Class B Shares of the High Yield Fund are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” below for additional information.

What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

SHAREHOLDER GUIDE

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

There is no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Authorized Institution may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional Shares, Class IR, Class R, or Separate Account Institutional Shares. Separate Account Institutional Shares are

available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman, Sachs & Co. or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of a Fund are held in a “street name” account (i.e., accounts maintained and serviced by your Authorized Institution) with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Authorized Institution’s customers and the Trust
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record
■	Maintains account records for customers

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■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees, and sales charges and service and shareholder administration fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

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Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

To the extent that the Local Emerging Markets Debt Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Local Emerging Markets Debt Fund, the Local Emerging Markets Debt Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their

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investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
■	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s losing time and credit will be given on the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order is received in proper form before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
■	If a purchase order is placed through an institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

■	Shares Purchased by Check:

■	If a purchase order is received in proper form before the Fund closes, shares will be issued and dividends will generally begin to accrue on the purchased shares two business days after payment is received.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the

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Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Investment Grade Credit and U.S. Mortgages Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;

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■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or

■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption.

A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the

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benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS APPLICABLE TO CLASS B SHARES

What Should I Know About Class B Shares?
Effective November 2, 2009 (the “Effective Date”), Class B Shares of the High Yield Fund may no longer be purchased by new or existing shareholders, except as described below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B shares. Shareholders of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the High Yield Fund’s Class B shares received by the Fund after the Effective Date will be rejected.

Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Subject to CDSC
Year Since Purchase	High Yield Fund
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 4% of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a

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result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds (other than the Investment Grade Credit Fund and U.S. Mortgages Fund) at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class A Shares was made, all payments made during a month will be combined and considered to have been made on the first day of the next month.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

SHAREHOLDER GUIDE

     HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds as described under “HOW TO BUY SHARES—Shares Offering.” A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class B or Class C Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	A Fund may redeem up to $50,000 in Class A, Class B or Class C Shares via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account

SHAREHOLDER GUIDE

with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Emerging Markets Debt Fund and the Local Emerging Markets Debt Fund will each charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. The High Yield Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 days or less. For this purpose, a Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the applicable Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Fund of Funds).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and have provided GSAM with certain representations regarding operating policies and standards.
■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Code. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.
■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

SHAREHOLDER GUIDE

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through an Intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. Please contact your Authorized Institution or financial intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund earn dividends on the day shares are redeemed.

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to the High Yield Fund and certain other Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem.

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of the Emerging Markets Debt and Local Emerging Markets Debt Funds and certain other Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” if shares are held for 30 days or less (60 days or less with respect to the High Yield Fund and certain other Goldman Sachs Funds offered in other prospectuses). The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested.

SHAREHOLDER GUIDE

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of Class B and C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C, Class R and Class IR Shares and a monthly account statement if you invest in Institutional Shares or Service Shares. If your account is held in “street name” (i.e., through your Authorized Institution), you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B, Class C and Class R Shares. Because these fees are paid out of a Fund’s assets on

SHAREHOLDER GUIDE

an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins paying the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs normally begins accruing the annual 0.50% distribution fee for the Class R Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the High Yield Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

     ACCOUNT SERVICE PLANS

With respect to the U.S. Mortgages and Investment Grade Credit Funds, Goldman Sachs is entitled to receive an account service fee equal on an annual basis to 0.05% of each Fund’s average daily net assets attributed to Class A and Institutional Shares. This fee is for account services and personal and account maintenance services and may be used to make payments to service organizations for account maintenance, processing orders to purchase, redeem and exchange Class A and Institutional Shares and other services.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this

SHAREHOLDER GUIDE

right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Emerging Markets Debt and Local Emerging Markets Debt Funds and certain other Goldman Sachs Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to the High Yield Fund and certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide—How To Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while any distributions of long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will increase to 20% after 2010. (The 15% maximum tax rate also applies to certain qualifying dividend income through 2010, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.)

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Shareholders of the Emerging Markets Debt and Local Emerging Markets Debt Funds may be entitled to claim a credit or a deduction with respect to foreign taxes if a Fund is eligible to and elects to pass through these taxes to you.

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate tax. However, withholding is generally not required on properly

TAXATION

designated distributions to non-U.S. investors of long-term capital gains and, for distributions before April 1, 2010, short-term capital gains and qualified interest income. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. Congress is considering whether to extend the exemption of withholding for properly designated distributions of interest and short-term capital gains for an additional year, but there is no assurance that Congress will extend the provision. More information about U.S. taxation of non-U.S. investors is included in the SAI.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

APPENDIX A

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Fund to be lower than that stated in the Prospectus. Furthermore, during this period, the Investment Adviser will only buy securities at or above the Fund’s average rating requirement. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated

APPENDIX A

risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

     B.  Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Certain Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, forwards, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be

APPENDIX A

affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries. The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a

APPENDIX A

negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt and Local Emerging Markets Debt Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of

APPENDIX A

the foregoing risk factors could have an adverse impact on the Funds’ investments in Central and South America.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”

Risks of Structured Investment Vehicles. Structured Investment Vehicles (SIVs) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities
■	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

APPENDIX A

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The U.S. Mortgages, Investment Grade Credit and High Yield Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The U.S. Mortgages, Investment Grade Credit and High Yield Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-

APPENDIX A

through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the

APPENDIX A

issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expense, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation,

APPENDIX A

potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities (except that the U.S. Mortgages Fund may not invest in convertible securities). Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

APPENDIX A

Foreign Currency Transactions. The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters

APPENDIX A

of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund, as an investment company registered with the SEC, must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing an option, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified

APPENDIX A

exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (except in the case of the U.S. Mortgages Fund) foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, State Street Bank and Trust Company (“State Street”) or their affiliates and from which the Investment Adviser, State Street or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of

APPENDIX A

the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets. A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest

APPENDIX A

rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price

APPENDIX A

volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loans and Loan Participations. The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.

APPENDIX A

Senior Loans. The Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt Funds may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease.

A Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Second Lien Loans. The Emerging Markets Debt, High Yield, Investment Grade Credit and Local Emerging Markets Debt Funds may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.

Preferred Stock, Warrants and Rights. The Investment Grade Credit, High Yield, Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class IR Shares of the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund have not commenced operations, financial highlights for the Class IR Shares of these Funds are not available. The information for the fiscal years ended March 31, 2010 and 2009, the fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The information for the fiscal years ended October 31, 2006 and 2005 has been audited by the Funds’ former independent registered public accounting firm.

EMERGING MARKETS DEBT FUND

	Emerging Markets Debt Fund—Class A Shares
	For the
	Fiscal Years Ended March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$9.19	$11.63	$12.16	$11.98	$11.75	$11.18

Income from investment operations
Net investment income[a]	0.70	0.68	0.30	0.63	0.60	0.74
Net realized and unrealized gain (loss)	2.96	(2.50)	(0.37)	0.38	0.69	1.00

Total from investment operations	3.66	(1.82)	(0.07)	1.01	1.29	1.74

Distributions to shareholders
From net investment income	(0.86)	(0.57)	(0.31)	(0.62)	(0.65)	(0.64)
From net realized gains	—	(0.05)	(0.15)	(0.21)	(0.41)	(0.53)

Total distributions	(0.86)	(0.62)	(0.46)	(0.83)	(1.06)	(1.17)

Net asset value, end of period	$11.99	$9.19	$11.63	$12.16	$11.98	$11.75

Total return[b]	40.98%	(15.89)%	(0.51)%	8.86%	11.63%	16.48%
Net assets, end of period (in 000s)	$105,352	$40,814	$87,818	$84,661	$69,302	$34,327
Ratio of net expenses to average net assets	1.22%	1.22%	1.21%[d]	1.23%	1.23%	1.26%
Ratio of net investment income to average net assets	6.27%	6.58%	6.03%[d]	5.23%	5.17%	6.13%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.31%	1.44%	1.36%[d]	1.38%	1.53%	1.82%
Portfolio turnover rate	121%	132%	41%	81%	167%	207%

See page 156 for all footnotes.

	Emerging Markets Debt Fund—Class C Shares
					For the
	For the			For the	Period Ended
	Fiscal Years Ended		For the Period	Fiscal Year Ended	October 31, 2006
	March 31,		November 1, 2007 to	October 31,	(Commenced
	2010	2009	March 31, 2008*	2007	September 26, 2006)
Net asset value, beginning of period	$9.16	$11.60	$12.14	$11.97	$11.78

Income from investment operations
Net investment income[a]	0.61	0.60	0.25	0.53	0.01
Net realized and unrealized gain (loss)	2.99	(2.50)	(0.36)	0.38	0.22

Total from investment operations	3.60	(1.90)	(0.11)	0.91	0.23

Distributions to shareholders
From net investment income	(0.78)	(0.49)	(0.28)	(0.53)	(0.04)
From net realized gains	—	(0.05)	(0.15)	(0.21)	—

Total distributions	(0.78)	(0.54)	(0.43)	(0.74)	(0.04)

Net asset value, end of period	$11.98	$9.16	$11.60	$12.14	$11.97

Total return[b]	40.28%	(16.57)%	(0.82)%	7.80%	1.98%
Net assets, end of period (in 000s)	$10,629	$1,661	$1,890	$995	$1
Ratio of net expenses to average net assets	1.97%	1.97%	1.96%[d]	1.98%	1.71%[d]
Ratio of net investment income to average net assets	5.41%	5.97%	5.20%[d]	4.64%	1.36%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.06%	2.19%	2.11%[d]	2.13%	1.75%[d]
Portfolio turnover rate	121%	132%	41%	81%	167%

See page 156 for all footnotes.

APPENDIX B

	Emerging Markets Debt Fund—Institutional Shares
	For the Fiscal
	Years Ended
	March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$9.20	$11.63	$12.17	$11.99	$11.76	$11.19

Income from investment operations
Net investment income[a]	0.74	0.72	0.32	0.67	0.64	0.77
Net realized and unrealized gain (loss)	2.96	(2.50)	(0.38)	0.39	0.69	1.02

Total from investment operations	3.70	(1.78)	(0.06)	1.06	1.33	1.79

Distributions to shareholders
From net investment income	(0.90)	(0.60)	(0.33)	(0.67)	(0.69)	(0.69)
From net realized gains	—	(0.05)	(0.15)	(0.21)	(0.41)	(0.53)

Total distributions	(0.90)	(0.65)	(0.48)	(0.88)	(1.10)	(1.22)

Net asset value, end of period	$12.00	$9.20	$11.63	$12.17	$11.99	$11.76

Total return[b]	41.42%	(15.59)%	(0.37)	9.25%	11.93%	17.01%
Net assets, end of period (in 000s)	$278,030	$109,375	$145,067	$188,311	$85,073	$40,962
Ratio of net expenses to average net assets	0.88%	0.88%	0.87%[d]	0.87%	0.86%	0.88%
Ratio of net investment income to average net assets	6.63%	7.03%	6.51%[d]	5.68%	5.51%	6.58%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.97%	1.10%	1.02%[d]	1.02%	1.16%	1.52%
Portfolio turnover rate	121%	132%	41%	81%	167%	207%

See page 156 for all footnotes.

HIGH YIELD FUND

	High Yield Fund—Class A Shares
	For the
	Fiscal Years Ended
	March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$5.18	$7.12	$7.93	$8.04	$7.81	$8.08

Income (loss) from investment operations
Net investment income[a]	0.53	0.55	0.24	0.60	0.58	0.62
Net realized and unrealized gain (loss)	1.90	(1.92)	(0.78)	(0.10)	0.23	(0.22)

Total from investment operations	2.43	(1.37)	(0.54)	0.50	0.81	0.40

Distributions to shareholders
From net investment income	(0.54)	(0.57)	(0.27)	(0.61)	(0.58)	(0.67)

Net asset value, end of period	$7.07	$5.18	$7.12	$7.93	$8.04	$7.81

Total return[b]	48.28%	(20.12)%	(6.82)%	6.41%	10.76%	5.10%
Net assets at end of period (in 000s)	$1,339,958	$1,636,406	$1,650,027	$1,777,150	$1,395,265	$1,006,734
Ratio of net expenses to average net assets	1.05%	1.07%	1.07%[d]	1.09%	1.12%	1.15%
Ratio of net investment income to average net assets	8.38%	9.10%	7.87%[d]	7.46%	7.38%	7.74%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.06%	1.08%	1.09%[d]	1.11%	1.14%	1.17%
Portfolio turnover rate	35%	14%	11%	50%	41%	52%

See page 156 for all footnotes.

APPENDIX B

	High Yield Fund—Class B Shares
	For the
	Fiscal Years Ended
	March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of year	$5.18	$7.13	$7.94	$8.05	$7.82	$8.09

Income (loss) from investment operations
Net investment income[a]	0.49	0.51	0.22	0.54	0.53	0.56
Net realized and unrealized gain (loss)	1.90	(1.94)	(0.79)	(0.10)	0.22	(0.22)

Total from investment operations	2.39	(1.43)	(0.57)	0.44	0.75	0.34

Distributions to shareholders
From net investment income	(0.49)	(0.52)	(0.24)	(0.55)	(0.52)	(0.61)

Net asset value, end of year	$7.08	$5.18	$7.13	$7.94	$8.05	$7.82

Total return[b]	47.38%	(20.73)%	(7.23)%	5.61%	9.93%	4.31%
Net assets at end of year (in 000s)	$60,649	$53,589	$92,953	$115,817	$96,743	$104,637
Ratio of net expenses to average net assets	1.80%	1.82%	1.82%[d]	1.84%	1.87%	1.90%
Ratio of net investment income to average net assets	7.61%	8.20%	7.12%[d]	6.72%	6.64%	6.98%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.81%	1.83%	1.84%[d]	1.86%	1.89%	1.92%
Portfolio turnover rate	35%	14%	11%	50%	41%	52%

See page 156 for all footnotes.

	High Yield Fund—Class C Shares
	For the
	Fiscal Years Ended
	March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of year	$5.18	$7.12	$7.93	$8.04	$7.81	$8.08

Income (loss) from investment operations
Net investment income[a]	0.49	0.51	0.22	0.54	0.53	0.56
Net realized and unrealized gain (loss)	1.90	(1.93)	(0.79)	(0.10)	0.22	(0.22)

Total from investment operations	2.39	(1.42)	(0.57)	0.44	0.75	0.34

Distributions to shareholders
From net investment income	(0.49)	(0.52)	(0.24)	(0.55)	(0.52)	(0.61)

Net asset value, end of year	$7.08	$5.18	$7.12	$7.93	$8.04	$7.81

Total return[b]	47.38%	(20.72)%	(7.11)%	5.61%	9.94%	4.32%
Net assets at end of year (in 000s)	$111,997	$74,325	$101,138	$119,073	$90,528	$72,590
Ratio of net expenses to average net assets	1.80%	1.82%	1.82%[d]	1.84%	1.87%	1.90%
Ratio of net investment income to average net assets	7.56%	8.25%	7.12%[d]	6.71%	6.64%	6.95%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.81%	1.83%	1.84%[d]	1.86%	1.89%	1.92%
Portfolio turnover rate	35%	14%	11%	50%	41%	52%

See page 156 for all footnotes.

APPENDIX B

	High Yield Fund—Institutional Shares
	For the
	Fiscal Years Ended
	March 31,		For the Period	For the Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$5.19	$7.13	$7.94	$8.05	$7.82	$8.09

Income (loss) from investment operations
Net investment income[a]	0.56	0.57	0.25	0.63	0.61	0.65
Net realized and unrealized gain (loss)	1.91	(1.92)	(0.78)	(0.10)	0.23	(0.21)

Total from investment operations	2.47	(1.35)	(0.53)	0.53	0.84	0.44

Distributions to shareholders
From net investment income	(0.57)	(0.59)	(0.28)	(0.64)	(0.61)	(0.71)

Net asset value, end of period	$7.09	$5.19	$7.13	$7.94	$8.05	$7.82

Total return[b]	48.88%	(19.81)%	(6.68)%	6.79%	11.16%	5.50%
Net assets, end of period (in 000s)	$4,655,677	$1,986,033	$1,628,668	$1,646,138	$1,296,429	$825,508
Ratio of net expenses to average net assets	0.71%	0.73%	0.73%[d]	0.73%	0.75%	0.76%
Ratio of net investment income to average net assets	8.64%	9.49%	8.22%[d]	7.82%	7.76%	8.11%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.72%	0.74%	0.75%[d]	0.75%	0.77%	0.79%
Portfolio turnover rate	35%	14%	11%	50%	41%	52%

See page 156 for all footnotes.

	High Yield Fund—Service Shares
	For the Fiscal
	Years Ended
	March 31,		For the Period	Fiscal Years Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$5.17	$7.12	$7.92	$8.03	$7.80	$8.09

Income (loss) from investment operations
Net investment income[a]	0.53	0.54	0.24	0.59	0.57	0.62
Net realized and unrealized gain (loss)	1.89	(1.93)	(0.78)	(0.10)	0.23	(0.24)

Total from investment operations	2.42	(1.39)	(0.54)	0.49	0.80	0.38

Distributions to shareholders
From net investment income	(0.53)	(0.56)	(0.26)	(0.60)	(0.57)	(0.67)

Net asset value, end of period	$7.06	$5.17	$7.12	$7.92	$8.03	$7.80

Total return[b]	48.13%	(20.28)%	(6.89)%	6.28%	10.63%	4.72%
Net assets at end of period (in 000s)	$22,639	$12,582	$10,573	$8,399	$2,980	$1,597
Ratio of net expenses to average net assets	1.21%	1.23%	1.23%[d]	1.24%	1.25%	1.26%
Ratio of net investment income to average net assets	8.14%	8.98%	7.72%[d]	7.34%	7.26%	7.62%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.22%	1.24%	1.25%[d]	1.26%	1.27%	1.29%
Portfolio turnover rate	35%	14%	11%	50%	41%	52%

See page 156 for all footnotes.

APPENDIX B

	High Yield Fund—Class IR Shares
	For the Fiscal
	Years Ended
	March 31,		For the Period
			Ended March 31, 2008
	2010	2009	(Commenced November 30, 2007)
Net asset value, beginning of period	$5.18	$7.12	$7.68

Income (loss) from investment operations
Net investment income[a]	0.55	0.57	0.20
Net realized and unrealized gain (loss)	1.90	(1.93)	(0.54)

Total from investment operations	2.45	(1.36)	(0.34)

Distributions to shareholders
From net investment income	(0.56)	(0.58)	(0.22)

Net asset value, end of period	$7.07	$5.18	$7.12

Total return[b]	48.63%	(19.91)%	(4.35)%
Net assets, end of period (in 000s)	$786	$8	$10
Ratio of net expenses to average net assets	0.80%	0.82%	0.82%[d]
Ratio of net investment income to average net assets	8.01%	9.31%	8.20%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.81%	0.83%	0.84%[d]
Portfolio turnover rate	35%	14%	11%

See page 156 for all footnotes.

	High Yield Fund—Class R Shares
	For the Fiscal
	Years Ended
	March 31,		For the Period
			Ended March 31, 2008
	2010	2009	(Commenced November 30, 2007)
Net asset value, beginning of period	$5.17	$7.12	$7.68

Income (loss) from investment operations
Net investment income[a]	0.52	0.53	0.19
Net realized and unrealized gain (loss)	1.91	(1.93)	(0.54)

Total from investment operations	2.43	(1.40)	(0.35)

Distributions to shareholders
From net investment income	(0.53)	(0.55)	(0.21)

Net asset value, end of period	$7.07	$5.17	$7.12

Total return[b]	48.20%	(20.47)%	(4.51)%
Net assets, end of period (in 000s)	$5,404	$183	$9
Ratio of net expenses to average net assets	1.30%	1.32%	1.32%[d]
Ratio of net investment income to average net assets	7.78%	9.95%	7.73%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.31%	1.33%	1.34%[d]
Portfolio turnover rate	35%	14%	11%

See page 156 for all footnotes.

APPENDIX B

INVESTMENT GRADE CREDIT FUND

	Investment Grade Credit Fund—Class A Shares
	For the			For the
	Fiscal Years Ended			Fiscal Years Ended
	March 31,		For the Period	October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$7.75	$9.64	$9.90	$9.95	$9.93	$10.31

Income (loss) from investment operations
Net investment income[a]	0.43	0.51	0.22	0.51	0.47	0.40
Net realized and unrealized gain (loss)	1.40	(1.83)	(0.27)	(0.08)	—	(0.35)

Total from investment operations	1.83	(1.32)	(0.05)	0.43	0.47	0.05

Distributions to shareholders
From net investment income	(0.44)	(0.57)	(0.21)	(0.48)	(0.45)	(0.39)
From net realized gains	—	—	—	—	—	(0.04)

Total distributions	(0.44)	(0.57)	(0.21)	(0.48)	(0.45)	(0.43)

Net asset value, end of period	$9.14	$7.75	$9.64	$9.90	$9.95	$9.93

Total return[b]	23.96%	(14.00)%	(0.54)%	4.44%	4.84%	0.50%
Net assets at end of period (in 000s)	$167,774	$53,185	$9,455	$8,615	$3,420	$3,622
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%[d]	0.79%	0.79%	0.81%
Ratio of net investment income to average net assets	4.90%	6.22%	5.31%[d]	5.17%	4.82%	3.88%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.89%	0.97%	0.95%[d]	0.97%	1.04%	1.07%
Portfolio turnover rate	90%	135%	15%	74%	74%	88%

See page 156 for all footnotes.

	Investment Grade Credit Fund—Institutional Shares
	For the Fiscal
	Years Ended			For the Fiscal Years
	March 31,		For the Period	Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$7.75	$9.66	$9.92	$9.97	$9.95	$10.32

Income (loss) from investment operations
Net investment income[a]	0.46	0.55	0.23	0.55	0.51	0.52
Net realized and unrealized gain (loss)	1.40	(1.85)	(0.27)	(0.08)	—	(0.42)

Total from investment operations	1.86	(1.30)	(0.04)	0.47	0.51	0.10

Distributions to shareholders
From net investment income	(0.47)	(0.61)	(0.22)	(0.52)	(0.49)	(0.43)
From net realized gains	—	—	—	—	—	(0.04)

Total distributions	(0.47)	(0.61)	(0.22)	(0.52)	(0.49)	(0.47)

Net asset value, end of period	$9.14	$7.75	$9.66	$9.92	$9.97	$9.95

Total return[b]	24.39%	(13.83)%	(0.39)%	4.83%	5.35%	0.89%
Net assets at end of period (in 000s)	$190,478	$22,809	$10,504	$10,893	$3,317	$3,638
Ratio of net expenses to average net assets	0.41%	0.40%	0.40%[d]	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	5.17%	6.52%	5.67%[d]	5.59%	5.21%	4.40%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.55%	0.63%	0.61%[d]	0.60%	0.65%	0.66%
Portfolio turnover rate	90%	135%	15%	74%	74%	88%

See page 156 for all footnotes.

APPENDIX B

	Investment Grade Credit Fund—Separate Account Institutional Shares
	For the Fiscal
	Years Ended			For the Fiscal Years
	March 31,		For the Period	Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$7.75	$9.65	$9.91	$9.96	$9.94	$10.31

Income (loss) from investment operations
Net investment income[a]	0.47	0.57	0.23	0.56	0.52	0.46
Net realized and unrealized gain (loss)	1.39	(1.86)	(0.26)	(0.08)	(0.01)	(0.35)

Total from investment operations	1.86	(1.29)	(0.03)	0.48	0.51	0.11

Distributions to shareholders
From net investment income	(0.47)	(0.61)	(0.23)	(0.53)	(0.49)	(0.44)
From net realized gains	—	—	—	—	—	(0.04)

Total distributions	(0.47)	(0.61)	(0.23)	(0.53)	(0.49)	(0.48)

Net asset value, end of period	$9.14	$7.75	$9.65	$9.91	$9.96	$9.94

Total return[b]	24.45%	(13.72)%	(0.37)%	4.89%	5.30%	1.04%
Net assets at end of period (in 000s)	$272,812	$171,003	$226,207	$239,358	$206,122	$192,196
Ratio of net expenses to average net assets	0.36%	0.35%	0.35%[d]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	5.39%	6.52%	5.72%[d]	5.61%	5.26%	4.34%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.50%	0.58%	0.56%[d]	0.55%	0.60%	0.62%
Portfolio turnover rate	90%	135%	15%	74%	74%	88%

See page 156 for all footnotes.

LOCAL EMERGING MARKETS DEBT FUND

	Local Emerging Markets Debt Fund—Class A Shares
	For the		For the
	Fiscal Years Ended		Period Ended
	March 31,		March 31, 2008
	2010	2009	(Commenced February 15, 2008)
Net asset value, beginning of period	$7.23	$9.85	$10.00

Income (loss) from investment operations
Net investment income[a]	0.42	0.50	0.04
Net realized and unrealized gain (loss)	2.10	(2.64)	(0.14)

Total from investment operations	2.52	(2.14)	(0.10)

Distributions to shareholders
From net investment income	(0.44)	(0.20)	(0.05)
From capital	—	(0.28)	—

Total distributions	(0.44)	(0.48)	(0.05)

Net asset value, end of period	$9.31	$7.23	$9.85

Total return[b]	35.39%	(22.32)%	(0.93)%
Net assets, end of period (in 000s)	$419,456	$20,385	$1,482
Ratio of net expenses to average net assets	1.35%	1.33%	1.35%[d]
Ratio of net investment income to average net assets	4.74%	5.99%	4.29%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.49%	1.65%	2.98%[d]
Portfolio turnover rate	134%	92%	3%

See page 156 for all footnotes.

APPENDIX B

	Local Emerging Markets Debt Fund—Class C Shares
	For the
	Fiscal Years Ended		For the Period Ended
	March 31,		March 31, 2008
	2010	2009	(Commenced February 15, 2008)
Net asset value, beginning of period	$7.24	$9.85	$10.00

Income (loss) from investment operations
Net investment income[a]	0.36	0.48	0.04
Net realized and unrealized gain (loss)	2.10	(2.67)	(0.14)

Total from investment operations	2.46	(2.19)	(0.10)

Distributions to shareholders
From net investment income	(0.37)	(0.18)	(0.05)
From capital	—	(0.24)	—

Total distributions	(0.37)	(0.42)	(0.05)

Net asset value, end of period	$9.33	$7.24	$9.85

Total return[b]	34.47%	(22.79)%	(1.01)%
Net assets, end of period (in 000s)	$936	$30	$127
Ratio of net expenses to average net assets	2.10%	2.08%	2.10%[d]
Ratio of net investment income to average net assets	4.09%	5.17%	4.30%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	2.24%	2.40%	3.73%[d]
Portfolio turnover rate	134%	92%	3%

See page 156 for all footnotes.

	Local Emerging Markets Debt Fund—Institutional Shares
	For the
	Fiscal Years Ended
	March 31,		For the Period Ended
			March 31, 2008
	2010	2009	(Commenced February 15, 2008)
Net asset value, beginning of period	$7.23	$9.85	$10.00

Income (loss) from investment operations
Net investment income[a]	0.45	0.53	0.06
Net realized and unrealized gain (loss)	2.10	(2.64)	(0.15)

Total from investment operations	2.55	(2.11)	(0.09)

Distributions to shareholders
From net investment income	(0.47)	(0.22)	(0.06)
From capital	—	(0.29)	—

Total distributions	(0.47)	(0.51)	(0.06)

Net asset value, end of period	$9.31	$7.23	$9.85

Total return[b]	35.84%	(22.05)%	(0.89)%
Net assets, end of period (in 000s)	$377,691	$97,877	$60,432
Ratio of net expenses to average net assets	1.01%	0.99%	1.01%[d]
Ratio of net investment income to average net assets	5.16%	6.30%	5.52%[d]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.15%	1.31%	2.64%[d]
Portfolio turnover rate	134%	92%	3%

See page 156 for all footnotes.

APPENDIX B

U.S. MORTGAGES FUND

	U.S. Mortgages Fund—Class A Shares
	For the			For the
	Fiscal Years Ended		For the Period	Fiscal Years Ended
	March 31,		November 1, 2007 to	October 31,
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$9.27	$9.62	$9.91	$9.90	$9.82	$10.22

Income (loss) from investment operations
Net investment income[a]	0.32	0.37	0.19	0.44	0.41	0.28
Net realized and unrealized gain (loss)	0.76	(0.27)	(0.29)	0.04	0.08	(0.17)

Total from investment operations	1.08	0.10	(0.10)	0.48	0.49	0.11

Distributions to shareholders
From net investment income	(0.36)	(0.38)	(0.19)	(0.47)	(0.41)	(0.33)
From net realized gains	—	(0.07)	—	—	—	(0.18)

Total distributions	(0.36)	(0.45)	(0.19)	(0.47)	(0.41)	(0.51)

Net asset value, end of period	$9.99	$9.27	$9.62	$9.91	$9.90	$9.82

Total return[b]	11.84%	0.90%	(0.80)%	4.96%	5.21%	1.00%
Net assets at end of period (in 000s)	$12,791	$3,637	$7,021	$7,044	$6,973	$7,916
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%[d]	0.78%	0.79%	0.81%
Ratio of net investment income to average net assets	3.29%	3.93%	4.58%[d]	4.43%	4.24%	2.88%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.94%	0.91%	0.91%[d]	0.94%	0.98%	0.98%
Portfolio turnover rate[c]	628%	560%	483%	610%	1665%	2006%

See page 156 for all footnotes.

	U.S. Mortgages Fund—Institutional Shares
	For the
	Fiscal Years Ended			For the Fiscal Years
	March 31,		For the Period	Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$9.29	$9.64	$9.93	$9.91	$9.82	$10.22

Income (loss) from investment operations
Net investment income[a]	0.38	0.39	0.20	0.47	0.45	0.33
Net realized and unrealized gain (loss)	0.73	(0.26)	(0.28)	0.05	0.08	(0.18)

Total from investment operations	1.11	0.13	(0.08)	0.52	0.53	0.15

Distributions to shareholders
From net investment income	(0.40)	(0.41)	(0.21)	(0.50)	(0.44)	(0.37)
From net realized gains	—	(0.07)	—	—	—	(0.18)

Total distributions	(0.40)	(0.48)	(0.21)	(0.50)	(0.44)	(0.55)

Net asset value, end of period	$10.00	$9.29	$9.64	$9.93	$9.91	$9.82

Total return[b]	12.11%	1.38%	(0.75)%	5.43%	5.56%	1.49%
Net assets at end of period (in 000s)	$62,950	$89,617	$164,236	$153,795	$117,497	$74,616
Ratio of net expenses to average net assets	0.41%	0.40%	0.40%[d]	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.88%	4.22%	4.94%[d]	4.81%	4.64%	3.43%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.60%	0.57%	0.57%[d]	0.58%	0.61%	0.58%
Portfolio turnover rate[c]	628%	560%	483%	610%	1665%	2006%

See page 156 for all footnotes.

APPENDIX B

	U.S. Mortgages Fund—Separate Account Institutional Shares
	For the
	Fiscal Years Ended			For the Fiscal Years
	March 31,		For the Period	Ended October 31,
			November 1, 2007 to
	2010	2009	March 31, 2008*	2007	2006	2005
Net asset value, beginning of period	$9.28	$9.64	$9.93	$9.91	$9.82	$10.21

Income (loss) from investment operations
Net investment income[a]	0.38	0.41	0.21	0.48	0.45	0.36
Net realized and unrealized gain (loss)	0.73	(0.29)	(0.29)	0.05	0.09	(0.20)

Total from investment operations	1.11	0.12	(0.08)	0.53	0.54	0.16

Distributions to shareholders
From net investment income	(0.40)	(0.41)	(0.21)	(0.51)	(0.45)	(0.37)
From net realized gains	—	(0.07)	—	—	—	(0.18)

Total distributions	(0.40)	(0.48)	(0.21)	(0.51)	(0.45)	(0.55)

Net asset value, end of period	$9.99	$9.28	$9.64	$9.93	$9.91	$9.82

Total return[b]	12.17%	1.32%	(0.73)%	5.48%	5.73%	1.54%
Net assets at end of period (in 000s)	$369,251	$431,500	$507,194	$532,819	$307,935	$387,306
Ratio of net expenses to average net assets	0.36%	0.35%	0.35%[d]	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.91%	4.39%	4.98%[d]	4.84%	4.62%	3.42%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.55%	0.52%	0.52%[d]	0.53%	0.56%	0.53%
Portfolio turnover rate[c]	628%	560%	483%	610%	1665%	2006%

See page 156 for all footnotes.

Footnotes:

*	The Fund changed its fiscal year end from October 31 to March 31.
[a]	Calculated based on the average shares outstanding methodology.
[b]	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account, if applicable. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
[c]	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

2010	2009	2008	2007	2006

464%	511%	295%	380%	1442%

Prior year includes the effect of mortgage dollar roll transactions, if any.

[d]	Annualized.

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Single Sector Fixed Income Funds
Prospectus

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

Institutional, Separate Account Institutional
	and Service	Class A, B, C, IR and R

■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, Illinois 60606-6306	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

SSFIPRO10

Prospectus	July 29, 2010

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

■ Goldman Sachs Enhanced Income Fund
■ Class A Shares: GEIAX
■ Class B Shares: GEJBX
■ Institutional Shares: GEIIX
■ Administration Shares: GEADX
■ Class IR Shares: GHIRX
■ Goldman Sachs Ultra-Short Duration Government Fund
■ Class A Shares: GSAMX
■ Institutional Shares: GSARX
■ Service Shares: GSASX
■ Class IR Shares: GTATX
■ Goldman Sachs Short Duration Government Fund
■ Class A Shares: GSSDX
■ Class B Shares: GSDGX
■ Class C Shares: GSDCX
■ Institutional Shares: GSTGX
■ Service Shares: GSDSX
■ Class IR Shares: GTDTX
■ Goldman Sachs Inflation Protected Securities Fund
■ Class A Shares: GSAPX
■ Class C Shares: GSCFX
■ Institutional Shares: GSIPX
■ Class IR Shares: GSTPX
■ Class R Shares: GSRPX
■ Goldman Sachs Government Income Fund
■ Class A Shares: GSGOX
■ Class B Shares: GSOBX
■ Class C Shares: GSOCX
■ Institutional Shares: GSOIX
■ Service Shares: GSOSX
■ Class IR Shares: GSOTX
■ Class R Shares: GSORX

1	Goldman Sachs Enhanced Income Fund – Summary

7	Goldman Sachs Ultra-Short Duration Government Fund – Summary

13	Goldman Sachs Short Duration Government Fund – Summary

19	Goldman Sachs Inflation Protected Securities Fund – Summary

25	Goldman Sachs Government Income Fund – Summary

32	Investment Management Approach

41	Risks of the Funds

48	Service Providers

55	Dividends

56	Shareholder Guide
	56	How to Buy Shares
	74	How to Sell Shares

87	Taxation

90	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

122	Appendix B Financial Highlights

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Enhanced Income Fund—Summary

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class B		Institutional		Administration		Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.5%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.0%		None		None		None

	Class A		Class B		Institutional		Administration		Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%		0.25%		0.25%		0.25%		0.25%
Distribution and Service (12b-1) Fees	0.25%		1.00%		None		None		None
Other Expenses[2]	0.18%		0.18%		0.09%		0.34%		0.18%
Service Fee	Non	e	Non	e	Non	e	Non	e	Non	e
Administration Fees	Non	e	Non	e	Non	e	0.25%		Non	e
All Other Expenses	0.18%		0.18%		0.09%		0.09%		0.18%

Total Annual Fund Operating Expenses	0.68%		1.43%		0.34%		0.59%		0.43%
Fee Waiver[3]	(0.05)%		(0.05)%		(0.05)%		(0.05)%		(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver	0.63%		1.38%		0.29%		0.54%		0.38%

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[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter.

[2]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.

[3]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Institutional, Administration and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Institutional, Administration and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$213	$359	$518	$979

Class B Shares
– Assuming complete redemption at end of period	$640	$748	$977	$1,709
– Assuming no redemption	$140	$448	$777	$1,709

Institutional Shares	$30	$104	$186	$426

Administration Shares	$55	$184	$324	$733

Class IR Shares	$39	$133	$236	$537

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 66% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored

2

enterprises (“U.S. Government Securities”), corporate notes, commercial paper and fixed and floating rate asset-backed securities and foreign securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.

The Fund’s investments must be rated A by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The fund’s target duration is 9 months plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates).

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative

3

instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Foreign Risk—Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. In addition, the Fund will be subject to the risk that an issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Institutional and Administration Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. Because

4

Class IR Shares have not commenced operations as of the date of this Prospectus, the figures shown provide performance for the other share classes of the Fund. Class IR Shares would have annual returns substantially similar to those of the other share classes shown because Class IR Shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent Class IR Shares have different expenses.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 0.04%. Best Quarter Q1 ’01 2.24% Worst Quarter Q3 ’08 –0.68%

     AVERAGE ANNUAL TOTAL RETURNS

			Since
For the period ended December 31, 2009	1 Year	5 Years	Inception
Class A (Inception 8/2/00)
Returns Before Taxes	2.94%	2.98%	3.13%
Returns After Taxes on Distributions	2.20%	1.76%	1.79%
Returns After Taxes on Distributions and Sale of Fund Shares	1.91%	1.83%	1.86%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.22%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.52%
Goldman Sachs Enhanced Income Fund Composite Index	0.69%	3.57%	3.43%

Class B (Inception 6/20/07)
Returns Before Taxes	(1.37)%	n/a	0.94%
Six-Month U.S. Treasury Bill Index	0.58%	n/a	2.84%
One-Year U.S. Treasury Note Index	0.80%	n/a	3.61%
Goldman Sachs Enhanced Income Fund Composite Index	0.69%	n/a	3.22%

Institutional Shares (Inception 8/2/00)
Returns Before Taxes	4.83%	3.67%	3.68%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.22%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.52%
Goldman Sachs Enhanced Income Fund Composite Index	0.69%	3.57%	3.43%

Administration Shares (Inception 8/2/00)
Returns Before Taxes	4.56%	3.45%	3.45%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.22%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.52%
Goldman Sachs Enhanced Income Fund Composite Index	0.69%	3.57%	3.43%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Institutional and Administration Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect

5

the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2000; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2008.

Buying and Selling Fund Shares

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.

The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Administration Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 31 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of this Prospectus.

6

Goldman Sachs Ultra-Short Duration Government Fund—Summary

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Institutional		Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.5%		None		None	None

	Class A		Institutional		Service	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%		0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%		None		None	None
Other Expenses	0.22%		0.13%		0.63%	0.22%
Service Fees	Non	e	Non	e	0.25%	Non	e
Shareholder Administration Fees	Non	e	Non	e	0.25%	Non	e
All Other Expenses	0.22%		0.13%		0.13%	0.22%

Total Annual Fund Operating Expenses	0.87%		0.53%		1.03%	0.62%
Expense Limitation[1]	(0.04)%		(0.04)%		(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Expense Limitation	0.83%		0.49%		0.99%	0.58%

[1]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.054% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

7

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Institutional, Service, and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$233	$419	$621	$1,203

Institutional Shares	$50	$166	$292	$661

Service Shares	$101	$324	$565	$1,256

Class IR Shares	$59	$194	$342	$770

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 111% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), and in repurchase agreements collateralized by U.S. Government Securities. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The fund’s target duration is 9 months plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates).

8

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Mortgage-Backed and/or Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e.,

9

in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 0.04%. Best Quarter Q4 ’00 2.30% Worst Quarter Q4 ’08 –1.70%

10

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 5/15/95)
Returns Before Taxes	2.32%	2.43%	3.03%	3.76%
Returns After Taxes on Distributions	1.34%	1.11%	1.55%	2.04%
Returns After Taxes on Distributions and Sale of Fund Shares	1.50%	1.30%	1.69%	2.15%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	4.02%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.26%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	4.19%

Institutional Shares (Inception 7/17/91)
Returns Before Taxes	4.31%	3.09%	3.58%	4.36%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	4.13%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.44%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	4.30%

Service Shares (Inception 3/27/97)
Returns Before Taxes	3.77%	2.58%	3.09%	3.41%
Six-Month U.S. Treasury Bill Index	0.58%	3.52%	3.39%	3.79%
One-Year U.S. Treasury Note Index	0.80%	3.61%	3.68%	4.04%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	3.57%	3.60%	3.96%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	4.10%	n/a	n/a	1.47%
Six-Month U.S. Treasury Bill Index	0.58%	n/a	n/a	2.12%
One-Year U.S. Treasury Note Index	0.80%	n/a	n/a	2.74%
Goldman Sachs Ultra-Short Duration Government Fund Composite Index	0.69%	n/a	n/a	2.43%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 1995; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2008.

Buying and Selling Fund Shares

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM

11

and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR Shares. The minimum subsequent investment for Class A shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 31 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of this Prospectus.

12

Goldman Sachs Short Duration Government Fund—Summary

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.5%		None		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		2.0%		1.0%		None		None	None

	Class A		Class B		Class C		Institutional		Service	Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%		0.46%		0.46%		0.46%		0.46%	0.46%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None
Other Expenses	0.17%		0.17%		0.17%		0.08%		0.58%	0.17%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e
All Other Expenses	0.17%		0.17%		0.17%		0.08%		0.08%	0.17%

Total Annual Fund Operating Expenses	0.88%		1.63%		1.63%		0.54%		1.04%	0.63%
Fee Waiver and Expense Limitation[2]	(0.04)%		(0.19)%		(0.04)%		(0.04)%		(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.84%		1.44%		1.59%		0.50%		1.00%	0.59%

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[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within three years of purchase at a rate of 2.0% in the first year, declining to 1% in the third year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, Goldman Sachs & Co. (“Goldman Sachs”) has agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of the Fund through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$234	$423	$626	$1,214

Class B Shares
– Assuming complete redemption at end of period	$347	$496	$869	$1,917
– Assuming no redemption	$147	$496	$869	$1,917

Class C Shares
– Assuming complete redemption at end of period	$262	$510	$883	$1,929
– Assuming no redemption	$162	$510	$883	$1,929

Institutional Shares	$51	$169	$298	$673

Service Shares	$102	$327	$570	$1,267

Class IR Shares	$60	$198	$347	$783

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s

14

portfolio turnover rate for the fiscal year ending March 31, 2010 was 175% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s target duration is that of the Two-Year U.S. Treasury Note Index, plus or minus 0.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has been approximately 1.89 years.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative

15

instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk—The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Mortgage-Backed and/or Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

16

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 1.65%. Best Quarter Q3 ’01 3.66% Worst Quarter Q2 ’04 –1.09%

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 5/1/97)
Returns Before Taxes	2.23%	4.35%	4.78%	4.78%
Returns After Taxes on Distributions	1.10%	3.10%	3.30%	3.10%
Returns After Taxes on Distributions and Sale of Fund Shares	1.57%	2.99%	3.20%	3.05%
Two-Year U.S. Treasury Note Index	1.05%	4.21%	4.61%	4.70%

Class B (Inception 5/1/97)
Returns Before Taxes	1.16%	4.04%	4.41%	4.52%
Two-Year U.S. Treasury Note Index	1.05%	4.21%	4.61%	4.70%

Class C (Inception 8/15/97)
Returns Before Taxes	2.05%	3.89%	4.14%	4.01%
Two-Year U.S. Treasury Note Index	1.05%	4.21%	4.61%	4.61%

Institutional Shares (Inception 8/15/88)
Returns Before Taxes	4.19%	5.06%	5.31%	6.04%
Two-Year U.S. Treasury Note Index	1.05%	4.21%	4.61%	5.68%

Service Shares (Inception 4/10/96)
Returns Before Taxes	3.68%	4.52%	4.79%	4.90%
Two-Year U.S. Treasury Note Index	1.05%	4.21%	4.61%	4.80%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	4.08%	n/a	n/a	6.06%
Two-Year U.S. Treasury Note Index	1.05%	n/a	n/a	4.13%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

17

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: James McCarthy, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 1995; Dave Fishman, Managing Director, Co-Head of Global Liquidity Management, has managed the Fund since 2008.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 31 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of this Prospectus.

18

Goldman Sachs Inflation Protected Securities Fund—Summary

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Class IR	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None	None

	Class A	Class C	Institutional	Class IR	Class R

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%	0.33%	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.33%	0.33%	0.24%	0.33%	0.33%

Total Annual Fund Operating Expenses	0.91%	1.66%	0.57%	0.66%	1.16%
Fee Waiver and Expense Limitation[2]	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.67%	1.42%	0.33%	0.42%	0.92%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective rate of 0.25% as an annual percentage rate of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit

19

reductions) to 0.044% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$441	$631	$837	$1,431

Class C Shares
– Assuming complete redemption at end of period	$245	$500	$880	$1,945
– Assuming no redemption	$145	$500	$880	$1,945

Institutional Shares	$34	$158	$294	$691

Class IR Shares	$43	$187	$344	$800

Class R Shares	$94	$345	$615	$1,388

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 82% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation.

20

IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.

The Fund’s target duration is that of the Barclays Capital U.S. TIPS Index, plus or minus 1-2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has ranged between 0.4 and 7.3 years.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

CPIU Measurement Risk—The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in

21

the prices of goods and services, which may affect the valuation of the Inflation Protected Securities Fund.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Deflation Risk—The Inflation Protected Securities Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.

Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Tax Consequences Risk—The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

22

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 4.17%. Best Quarter Q1 ’08 5.99% Worst Quarter Q3 ’08 –3.45%

     AVERAGE ANNUAL TOTAL RETURNS

		Since
For the period ended December 31, 2009	1 Year	Inception
Class A (Inception 8/31/07)
Returns Before Taxes	6.24%	4.47%
Returns After Taxes on Distributions	5.61%	3.67%
Returns After Taxes on Distributions and Sale of Fund Shares	4.12%	3.35%
Barclays Capital U.S. TIPS Index	11.41%	6.44%

Class C (Inception 8/31/07)
Returns Before Taxes	8.50%	5.53%
Barclays Capital U.S. TIPS Index	11.41%	6.44%

Institutional Shares (Inception 8/31/07)
Returns Before Taxes	10.82%	6.68%
Barclays Capital U.S. TIPS Index	11.41%	6.44%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	10.61%	4.29%
Barclays Capital U.S. TIPS Index	11.41%	4.03%

Class R Shares (Inception 11/30/07)
Returns	10.18%	3.84%
Barclays Capital U.S. TIPS Index	11.41%	4.03%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

23

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Mark Van Wyk, Managing Director, has managed the Fund since 2007; Matt Kaiser, Managing Director, has managed the Fund since 2010.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 31 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of this Prospectus.

24

Goldman Sachs Government Income Fund—Summary

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-125 of the Fund’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.0%		1.0%		None		None	None		None

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.54%		0.54%		0.54%		0.54%		0.54%	0.54%		0.54%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.21%		0.21%		0.21%		0.12%		0.62%	0.21%		0.21%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.21%		0.21%		0.21%		0.12%		0.12%	0.21%		0.21%

Total Annual Fund Operating Expenses	1.00%		1.75%		1.75%		0.66%		1.16%	0.75%		1.25%
Expense Limitation[2]	(0.08)%		(0.08)%		(0.08)%		(0.08)%		(0.08)%	(0.08)%		(0.08)%

Total Annual Fund Operating Expenses After Expense Limitation	0.92%		1.67%		1.67%		0.58%		1.08%	0.67%		1.17%

25

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets through at least July 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$465	$674	$899	$1,547

Class B Shares
– Assuming complete redemption at end of period	$670	$843	$1,141	$1,858
– Assuming no redemption	$170	$543	$941	$1,858

Class C Shares
– Assuming complete redemption at end of period	$270	$543	$941	$2,056
– Assuming no redemption	$170	$543	$941	$2,056

Institutional Shares	$59	$203	$360	$815

Service Shares	$110	$361	$631	$1,402

Class IR Shares	$68	$232	$409	$923

Class R Shares	$119	$389	$679	$1,504

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ending March 31, 2010 was 366% of the average value of its portfolio.

26

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and in repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital Government/Mortgage Index, plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has ranged between 2.85 and 4.79 years.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies

■	Take a global perspective to uncover relative value opportunities

■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views

■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

■	Build a strong team of skilled investors who excel on behalf of our clients

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk—An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest and repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

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Interest Rate Risk—When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Mortgage-Backed and/or Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities.

U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

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TOTAL RETURN	CALENDAR YEAR (CLASS A)
The total return for Class A Shares for the six-month period ended June 30, 2010 was 4.36%. Best Quarter Q4 ’00 4.65% Worst Quarter Q2 ’04 –1.83%

     AVERAGE ANNUAL TOTAL RETURNS

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 2/10/93)
Returns Before Taxes	0.67%	3.66%	5.35%	5.62%
Returns After Taxes on Distributions	(0.92)%	2.24%	3.69%	3.51%
Returns After Taxes on Distributions and Sale of Fund Shares	0.42%	2.29%	3.60%	3.49%
Barclays Capital Government/Mortgage Index	1.96%	5.31%	6.30%	6.20%

Class B (Inception 5/1/96)
Returns Before Taxes	(1.36)%	3.27%	5.10%	5.31%
Barclays Capital Government/Mortgage Index	1.96%	5.31%	6.30%	6.33%

Class C (Inception 8/15/97)
Returns Before Taxes	2.77%	3.70%	4.97%	4.71%
Barclays Capital Government/Mortgage Index	1.96%	5.31%	6.30%	6.10%

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	4.97%	4.85%	6.17%	5.89%
Barclays Capital Government/Mortgage Index	1.96%	5.31%	6.30%	6.10%

Service Shares (Inception 8/15/97)
Returns Before Taxes	4.37%	4.31%	5.64%	5.36%
Barclays Capital Government/Mortgage Index	1.96%	5.31%	6.30%	6.10%

Class IR Shares (Inception 11/30/07)
Returns Before Taxes	4.80%	n/a	n/a	4.99%
Barclays Capital Government/Mortgage Index	1.96%	n/a	n/a	5.85%

Class R Shares (Inception 11/30/07)
Returns	4.37%	n/a	n/a	4.54%
Barclays Capital Government/Mortgage Index	1.96%	n/a	n/a	5.85%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax

29

returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009; Mark Van Wyk, Managing Director, has managed the Fund since 2010.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 but may be $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR and Class R Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 31 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of this Prospectus.

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Short Duration and Government Fixed Income Funds – Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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Investment Management Approach

     INVESTMENT OBJECTIVE

The Enhanced Income Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Ultra-Short Duration Government Fund seeks to provide a high level of current income, consistent with low volatility of principal. The Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation. The Inflation Protected Securities Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Government Income Fund seeks a high level of current income, consistent with safety of principal.

     PRINCIPAL INVESTMENT STRATEGIES

Enhanced Income Fund
The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage U.S. Government Securities, corporate notes, commercial paper and fixed and floating rate asset-backed securities and foreign securities. Except for asset-backed securities and Treasury Securities deliverable into futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. The Fund may invest across a broad range of high-grade fixed income sectors with an emphasis on the preservation of capital and liquidity. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those high grade fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.

The Fund’s investments must be rated A by a NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The fund’s target duration is 9 months plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates).

The Fund’s benchmark is the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%).

32

INVESTMENT MANAGEMENT APPROACH

Ultra-Short Duration Government Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including Mortgage-Backed Securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. Government Securities. To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in other non-government securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable quality. The fund’s target duration is 9 months plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates).

The Fund’s benchmark is the Goldman Sachs Ultra-Short Duration Government Fund Composite Index, which is comprised of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Bill Index (50%).

Short Duration Government Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s target duration is that of the Two-Year U.S. Treasury Note Index, plus or minus 1 year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has been approximately 1.89 years.

The Fund’s benchmark is the Two-Year U.S. Treasury Note Index.

Inflation Protected Securities Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation protected securities (“IPS”) of varying maturities issued by the

33

U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.

The Fund’s target duration is that of the Barclays Capital U.S. TIPS Index, plus or minus 1-2 years (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has ranged between 0.4 and 7.3 years.

The Fund’s benchmark is the Barclays Capital U.S. TIPS Index.

Government Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government Mortgage-Backed Securities asset-backed securities and corporate securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a NRSRO at the time of purchase, or, if unrated, must be determined by the

34

INVESTMENT MANAGEMENT APPROACH

Investment Adviser to be of comparable quality. The Fund’s target duration is that of the Barclays Capital Government/Mortgage Index, plus or minus one year (the Fund’s duration approximates its price sensitivity to changes in interest rates), and over the past ten years, the duration of this index has ranged between 2.85 and 4.79 years.

The Fund’s benchmark is the Barclays Capital Government/Mortgage Index.

ALL FUNDS

The Funds may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest a certain percentage of its total assets in U.S. Government Securities, repurchase agreements collateralized by U.S. Government Securities and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

The Funds Described In This Prospectus Are Not Money Market Funds. Investors In The Funds Should Understand That The Net Asset Value (“NAV”) Of The Funds Will Fluctuate, Which May Result In A Loss Of A Portion Of The Principal Amount Invested.

Goldman Sachs’ Fixed Income Investing Philosophy:
Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

■	Thoughtfully combine diversified sources of return by employing multiple strategies
■	Take a global perspective to uncover relative value opportunities
■	Employ focused specialist teams to identify short-term mis-pricings and incorporate long-term views
■	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
■	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:

35

1. Developing a long-term risk budget—Lead portfolio managers (“Portfolio Team”) are responsible for the overall results of a Fund. They set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the individual Strategy Teams’ “best ideas”, consistent with a Fund’s overall risk and return objectives.

4. Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize a Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.

References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.

36

INVESTMENT MANAGEMENT APPROACH

     ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

The average annual total return figures reflect a maximum initial sales charge of 3.75%, 3.75% and 1.5% for Class A Shares of the Government Income Fund, Inflation Protected Securities Fund and Short Duration Government Fund, respectively. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A shares of the Government Income Fund, Inflation Protected Securities Fund and Short Duration Government Fund, was 4.5%, 4.5% and 2.0%, respectively, which is not reflected in the average annual total return figures shown.

These definitions apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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     OTHER INVESTMENT PRACTICES AND SECURITIES

The tables on the following pages identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in the tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information monthly subject to a ten day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Fund’s SAI.

38

INVESTMENT MANAGEMENT APPROACH

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;		Ultra-Short	Short	Inflation
limited only by the objectives and strategies	Enhanced	Duration	Duration	Protected	Government
of the Fund	Income	Government	Government	Securities	Income
— Not permitted†	Fund	Fund	Fund	Fund	Fund
Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Credit, Interest Rate and Total Return Swaps*	•	•	•	•	•
Currency Swaps*	—	—	—	•	—
Financial Futures Contracts	•	•	•	•	•
Forward Foreign Currency Exchange Contracts	—	—	—	•	—
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Mortgage Dollar Rolls	—	•	•	•	•
Mortgage Swaps*	—	•	•	•	•
Options (including Options on Futures)[1]	•	•	•	•	•
Options on Foreign Currencies	—	—	—	•**	—
Repurchase Agreements	•***	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
When-Issued Securities and Forward Commitments	•	•	•	•	•

*	Limited to 15% of Net Assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	The Inflation Protected Securities Fund may purchase and sell call and put options on foreign currencies.
***	The Enhanced Income Fund may enter into repurchase agreements collateralized by securities issued by foreign governments.
†	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The Funds may sell covered call and put options and purchase call and put options on securities indices in which they may invest.

39

10 Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;			Ultra-Short		Short		Inflation
limited only by the objectives and strategies	Enhanced		Duration		Duration		Protected		Government
of the Fund	Income		Government		Government		Securities		Income
— Not permitted**	Fund		Fund		Fund		Fund		Fund
Investment Securities
Asset-Backed Securities	•		•		•	[1]	•		•
Bank Obligations	•		•		—		•		•
Convertible Securities	•		—		—		—		—
Corporate Debt Obligations and Trust Preferred Securities	•		•		—		•		•
Emerging Country Securities	—		—		—		•		—
Floating and Variable Rate Obligations	•		•		•		•		•
Foreign Securities[2]	•		—		—		•		—
Inflation Protected Securities	•	[3]	•	[3]	•	[3]	80	+	•	[3]

Mortgage-Backed Securities
Adjustable Rate Mortgage Loans	—		•		•		•		•
Collateralized Mortgage Obligations	—		•		•		•		•
Fixed Rate Mortgage Loans	—		•		•		•		•
Government Issued Mortgage-Backed Securities	—		•		•		•		•
Multiple Class Mortgage-Backed Securities	—		•		•		•		•
Privately Issued Mortgage-Backed Securities	—		•		—		•		•
Stripped Mortgage-Backed Securities	—		•		•		•		•
Non-Investment Grade Fixed Income Securities	—		—		—		•		—
Preferred Stock, Warrants and Rights	•		—		—		•		—
Structured Securities (which may include credit linked notes)*	•		•		•		•		•
Taxable Municipal Securities	—		•		—		•		•
Tax-Free Municipal Securities	—		•		—		•		•
Temporary Investments	•		•		•		•		•
U.S. Government Securities	•		•		80	+	•		80	+

*	Limited to 15% of Net Assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
**	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in such instruments.
[1]	The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
[2]	Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income Fund.
[3]	The Enhanced Income, Ultra-Short Duration Government, Short Duration Government and Government Income Funds may invest only in inflation protected securities issued by U.S. Treasury.

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Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of each Fund are discussed in the Summary section of this prospectus. The following gives additional information on the risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

		Ultra-Short	Short	Inflation
✓ Principal Risk	Enhanced	Duration	Duration	Protected	Government
• Additional Risk	Income	Government	Government	Securities	Income
— Not applicable*	Fund	Fund	Fund	Fund	Fund
Call	•	•	•	•	•
CPIU Measurement	—	—	—	✓	—
Credit/Default	✓	✓	✓	✓	✓
Deflation	—	—	—	✓	—
Derivatives	✓	✓	✓	•	•
Emerging Countries	—	—	—	•	—
Extension	•	•	•	•	•
Foreign	✓	—	—	•	—
Inflation Protected Securities	•	•	•	✓	•
Interest Rate	✓	✓	✓	✓	✓
Liquidity	✓	✓	✓	•	•
Management	•	•	•	•	•
Market	•	•	•	•	•
Mortgage-Backed and/or Other Asset-Backed	•	✓	✓	•	✓
NAV	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	—	—	—	•	—
Sovereign
Political	•	—	—	•	—
Economic	•	—	—	•	—
Repayment	•	—	—	•	—
Tax Consequences	—	—	—	✓	—
U.S. Government Securities	✓	✓	✓	✓	✓

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

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■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	CPIU Measurement Risk—The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Inflation Protected Securities Fund.
■	Credit/Default Risk—The risk that an issuer or guarantor of fixed income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

The credit quality of a Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Deflation Risk—The Inflation Protected Securities Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. See “Appendix A — Additional Information on Portfolio Risks, Securities and Techniques.”
■	Emerging Countries Risk—The Inflation Protected Securities Fund may invest in emerging countries. The securities markets of most Central and South American, Middle Eastern, African, certain Asian and Eastern European and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

42

RISKS OF THE FUNDS

■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
■	Foreign Risk—The Enhanced Income Fund and Inflation Protected Securities Fund will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in security registration or settlement and custody. A Fund that invests in foreign securities will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.
■	Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing CIPS even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although IPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund (including inflation protected securities) will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
■	Liquidity Risk—The risk that a Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that may be less

43

liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Funds that invest in non-investment grade fixed income securities and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Although a Fund reserves the right to meet redemption requests through in-kind distributions, to date no Fund has historically paid redemptions in kind. While a Fund may pay redemptions in kind in the future, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

44

RISKS OF THE FUNDS

■	Mortgage-Backed and/or Other Asset-Backed Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

■	NAV Risk—The risk that the NAV of a Fund and the value of your investment will fluctuate.
■	Non-Investment Grade Fixed Income Securities Risk—The Inflation Protected Securities Fund may but does not currently intend to invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

45

■	Sovereign Risk—The Enhanced Income Fund and Inflation Protected Securities Fund will be subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Tax Consequences Risk—The Inflation Protected Securities Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Please see the section entitled “Taxation—Distributions.”
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this

46

RISKS OF THE FUNDS

conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

47

Service Providers

     INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 200 West Street New York, New York 10282	Enhanced Income Ultra-Short Duration Government Short Duration Government Inflation Protected Securities Government Income

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of March 31, 2010, GSAM had assets under management of $713.9 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

48

SERVICE PROVIDERS

     MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

	Contractual		Actual Rate
	Management		For the Fiscal
	Fee Annual	Average Daily	Year Ended
	Rate	Net Assets	March 31, 2010
GSAM:

Enhanced Income	0.25%	First $1 Billion	0.20% *
	0.23%	Next $1 Billion
	0.22%	Next $3 Billion
	0.22%	Next $3 Billion
	0.22%	Over $8 Billion

Ultra-Short Duration	0.40%	First $1 Billion	0.40%
Government	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion

Short Duration	0.50%	First $1 Billion	0.46%
Government	0.45%	Next $1 Billion
	0.43%	Next $3 Billion
	0.42%	Next $3 Billion
	0.41%	Over $8 Billion

Inflation Protected	0.33%	First $1 Billion	0.25% *
Securities	0.30%	Next $1 Billion
	0.28%	Next $3 Billion
	0.27%	Next $3 Billion
	0.26%	Over $8 Billion

Government Income	0.54%	First $1 Billion	0.54%
	0.49%	Next $1 Billion
	0.47%	Next $3 Billion
	0.46%	Next $3 Billion
	0.45%	Over $8 Billion

*	The Investment Adviser agreed to waive a portion of its management fee equal to 0.05% and 0.08%, respectively of the average daily net assets of the Enhanced Income Fund and Inflation Protected Security Fund, respectively, for the fiscal year ended March 31, 2010. These waivers will remain in effect through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

49

The Investment Adviser may waive a portion of its management fee from time to time, and may discontinue or modify any such waivers in the future consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, Administration Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody or transfer agent fee credit reductions) to 0.064%, 0.004%, 0.044%, 0.004% and 0.054% of average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2009 is available in the Funds’ semi-annual report dated September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2010 will be available in the Funds’ semi-annual report dated September 30, 2010.

50

SERVICE PROVIDERS

     FUND MANAGERS

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of March 31, 2010, the team manages approximately $282.8 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
James McCarthy Managing Director, Co-Head Global Liquidity Management	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2000 1995 1995	Mr. McCarthy is the Co-Head of Global Liquidity Management. Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage-backed securities trader.

Dave Fishman Managing Director, Co-Head Global Liquidity Management	Portfolio Manager— Enhanced Income Ultra-Short Duration Government Short Duration Government	Since 2008 2008 2008	Mr. Fishman is the Co-Head of Global Liquidity Management. Prior to his current role, Mr. Fishman was responsible for the Investment Adviser’s Money Market Funds. Mr. Fishman joined the Investment Adviser in 1997 after working at Bankers Trust as a Portfolio Manager.

Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Government Income	Since 2009	Mr. Swell is Co-Head of Global Lead Portfolio Management Team and a member of the Fixed Income Strategy Group. Mr Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.

Mark Van Wyk Managing Director	Portfolio Manager— Inflation Protected Securities Government Income	Since 2007 2010	Mr. Van Wyk is the Head of the Government and Agency team and specializes in U.S. government and financial derivatives. Mr. Van Wyk joined the Investment Adviser in 1994.

Matt Kaiser Managing Director	Portfolio Manager— Inflation Protected Securities Fund	2010	Mr. Kaiser is a portfolio manager, primarily responsible for Securitized MBS, ABS, and CMBS portfolios, as well as BOLI accounts. Mr. Kaiser joined the Investment Adviser in 2009 and prior to that, he worked for eight years at JPMorgan Chase.

51

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

     DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional, Service and Administration Shares and 0.13% of average daily net assets with respect to the Class A, Class B, Class C, Class IR and Class R Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker,

52

SERVICE PROVIDERS

trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. Goldman Sachs may restrict transactions for itself, but not for the Funds (or vice versa). The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised-clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised-clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

53

A Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

54

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing or via telephone, in most instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash dividends are elected with respect to the Fund’s monthly net investment income dividends, then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment		Capital Gains
	Income Dividends		Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually

Ultra-Short Duration Government	Daily	Monthly	Annually

Short Duration Government	Daily	Monthly	Annually

Inflation Protected Securities	Daily	Monthly	Annually

Government Income	Daily	Monthly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

55

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

     HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through Authorized Institutions. In order to make an initial investment in a Fund you must furnish to your Authorized Institution the information in the Account Application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

To open an account, contact your Authorized Institution. For an investment in Institutional Shares only, you may also contact the Fund directly. See the back cover of this Prospectus for contact information.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks.

56

SHAREHOLDER GUIDE

In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Class R Shares of the Inflation Protected Securities Fund and the Government Income Fund and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R and Class IR Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Class IR Shares may also be sold to accounts established under a fee based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”).

Retirement Plans generally may open an account and purchase Class R and/or Class IR Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

Class B Shares of the Funds are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” for additional information.

What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase

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limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■ Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

There is no minimum purchase or account (minimum) requirements with respect to Service and Administration Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service and Administration Shares, and may establish other requirements such as a minimum account balance.

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No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional Shares or Class IR or Class R Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of a Fund are held in a “street name” account (i.e., accounts maintained and serviced by your Authorized Institution) with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services

■	Facilities to answer inquiries and respond to correspondence
■	Acts as liaison between the Authorized Institution’s customers and the Goldman Sachs Trust (the “Trust”)
■	Assists customers in completing application forms, selecting dividend and other options, and similar services

■	Shareholder administration services

■	Acts, directly or through an agent, as the sole shareholder of record

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■	Maintains account records for customers
■	Processes orders to purchase, redeem and exchange shares for customers
■	Processes payments for customers

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational

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programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the ‘‘Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other financial intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by such Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.

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■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information. Applications without the required information may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account or any tax liability resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs or redemption fees) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the

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Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares

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will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.

■	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s losing time and credit will be given on the next business day.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

When Will Shares Be Issued And Dividends Begin To Be Paid?

■	Shares Purchased by Federal Funds Wire:

■	If a purchase order is received in proper form before the Fund closes, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the business day after the purchase order is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company.

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Failure to provide payment on settlement date may result in a delay in accrual.

■	If a purchase order is placed through an institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.

■	Shares Purchased by Check:

■	If a purchase order is received in proper form before the Fund closes, shares will be issued and dividends will generally begin to accrue on the purchased shares two business days after payment is received.

     COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.

The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Short Duration Government Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00 **	0.00	***

The current sales charge and commission paid to the Authorized Dealers for Class A shares of the Enhanced Income Fund and Ultra-Short Duration Government Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $500,000	1.50%	1.52%	1.25%
$500,000 up to (but less than) $1 million	1.00	1.01	0.75
$1 million or more	0.00 **	0.00	0.00

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The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Inflation Protected Securities Fund and the Government Income Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more ($500,000 or more in the case of the Short Duration Government Fund), but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Inflation Protected Securities and Government Income Funds ($500,000 or more in the case of the Short Duration Government Fund) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $500,000 or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take

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advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;

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■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Funds if you no longer are eligible for the exemption.

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A Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

 How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more for the Inflation Protected Securities Fund and Government Income Fund and $500,000 or more for the Short Duration Government Fund, Enhanced Income Fund and Ultra-Short Duration Government Fund. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as

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described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 ($500,000 in the case of the Short Duration Government Fund, Enhanced Income Fund and the Ultra-Short Duration Government Fund) or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

     COMMON QUESTIONS APPLICABLE TO CLASS B SHARES

What Should I Know About Class B Shares?
Effective November 2, 2009 (the “Effective Date”), Class B Shares of the Enhanced Income, Short Duration Government and Government Income Funds may no longer be purchased by new or existing shareholders, except as described below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B shares. Shareholders of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the

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Enhanced Income, Short Duration Government and Government Income Funds’ Class B shares received by the Funds after the Effective Date will be rejected.

Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

	CDSC as a Percentage of Dollar
	Amount Subject to CDSC
	Enhanced Income	Short Duration
	and Government	Government
Year Since Purchase	Income Funds	Fund
First	5%	2%
Second	4%	1.5%
Third	3%	1%
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and thereafter	None	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 2% in the case of the Short Duration Government Fund, and 4% in the case of the Enhanced Income and the Government Income Fund, of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal

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tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

     A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds (other than the Enhanced Income Fund and Ultra-Short Duration Government Fund) at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class A Shares was made, all payments made during a month will be combined and considered to have been made on the first day of the next month.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

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■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA;” or
■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds.

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     HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC and/or redemption fee. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Funds as described under “Shares Offering.” A Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class B or Class C Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered

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representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	A Fund may redeem up to $50,000 in Class A, Class B or Class C Shares via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account

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with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

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■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Funds in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to certain Goldman

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Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem.

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 days or less (60 days or less with respect to certain Goldman Sachs Funds offered in other prospectuses) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial

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sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

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     SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

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Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of Class B and C Shares and 10% of the value of your Class A shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C, Class IR or Class R Shares and a monthly account statement if you invest in Service Shares or Institutional Shares. If your account is held in “street name” (i.e., through your Authorized Institution), you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of

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your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

     DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And/or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50% respectively, of a Fund’s average daily net assets attributed to Class A, Class B, Class C and Class R Shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

Goldman Sachs has agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of Short Duration Government Fund through at least July 29, 2011, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. The fee waiver may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;

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■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins paying the annual 0.25% distribution fee for the Class A Shares as on ongoing commission to Authorized Institutions immediately. Goldman Sachs normally begins accruing the annual 0.50% distribution fee for the Class R Shares as an ongoing commission to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Ultra-Short Duration Government, Short Duration Government and Government Income Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service

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Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

     ADMINISTRATION SHARES ADMINISTRATION PLAN

The Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust.

These payments are equal to 0.25% (annualized) for shareholder administration services of the average daily net assets of the Administration Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

     RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

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To deter excessive shareholder trading, the Funds and certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 days of purchase (60 days of purchase with respect to certain Goldman Sachs Funds offered in other prospectuses) subject to certain exceptions. See “Shareholder Guide—How To Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short-term trading, Goldman Sachs is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these intermediaries may charge the Fund a fee for providing certain

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shareholder information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

     DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. A sunset provision provides that the 15% long-term capital gain rate will increase to 20%, after 2010. (The 15% maximum rate also applies to certain qualifying dividend income through 2010, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income).

Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Enhanced Income Fund and Inflation Protected Securities Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing its taxable income.

     SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, each Fund must withhold 28% (currently scheduled to increase to 31% after 2010) of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

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TAXATION

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains and, for distributions before April 1, 2010 of qualified interest income and short-term capital gains. Although this designation will be made for short-term capital gains distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. Congress is considering whether to extend the exemption of withholding for properly designated distributions of interest and short-term capital gains for an additional year, but there is no assurance that Congress will extend the provision. More information about U.S. taxation of non-U.S. investors is included in the SAI.

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Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

     A.  General Portfolio Risks

The Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), Mortgage-Backed Securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

Each of the Funds described in this Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Investment Adviser may use futures contracts, options on futures contracts and swaps to manage the Funds’ target duration in accordance with their benchmark or benchmarks. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The Investment Adviser may use derivative instruments, among other things, to manage the durations of Funds’ investment portfolios in accordance with their respective target durations. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of a Fund. The Funds’ investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in

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bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.

Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable quality.

As discussed below, the Funds may invest in credit default swaps, which are derivative investments.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

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APPENDIX A

     B.  Other Portfolio Risks

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated A or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “high grade.” A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example plus or minus) within a designated major rating category (for example, AA or Aa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Derivative Investments. The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for those purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being

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hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices or, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Foreign Investments. In general, certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency

94

APPENDIX A

(i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Enhanced Income Fund and Inflation Protected Securities Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market

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prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped Mortgage-Backed Securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Securities purchased by a Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends

96

APPENDIX A

on the continued willingness of dealers and other participants to purchase the securities.

If one or more securities in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio securities is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where the secondary markets on which a security has previously been traded is no longer viable for lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights

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of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to

98

APPENDIX A

have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms

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specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities
■	Repurchase agreements collateralized by U.S. Government Securities
■	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investive objective.

Risks of Large Shareholder Redemptions. Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

     C.  Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded

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APPENDIX A

independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed

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securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

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Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent a Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for Mortgage-Backed Securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of

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principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal

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Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity

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of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Certain Funds may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, the Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund’s investments in these Municipal Securities will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.

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In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate Debt Obligations; Trust Preferred Securities; Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but

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different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its

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contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

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Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Mortgage Dollar Rolls. The Ultra-Short Duration Government, Inflation Protected Securities, Government Income and Short Duration Government Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

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Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. Certain Funds may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, a Fund, as an investment company registered with the SEC, must “set aside” (also referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. When writing

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an option, a Fund must “set-aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

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■	Foreign exchanges may not provide the same protection as U.S. exchanges.

A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Inflation Protected Securities. The Inflation Protected Securities Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Each other Fund may invest only in IPS issued by the U.S. Treasury. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate

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on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

A Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or

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through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

As an investment company registered with the SEC, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC,

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Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, State Street Bank and Trust Company (“State Street”), or their affiliates and from which the Investment Adviser, State Street or their affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of that collateral) is not subject to the percentage limitations or non-fundamental investment policies described elsewhere in this Prospectus regarding investments in particular types of fixed income and other securities.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets.

116

APPENDIX A

A Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund (excluding the Enhanced Income Fund) subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on

117

agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

The use of interest rate, mortgage, credit, and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. When entering into swap contracts or writing options, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap or option contract.

Other Investment Companies. Each Fund may invest in securities of other investment companies, including exchange traded funds (“ETFs”), subject to statutory

118

APPENDIX A

limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

119

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

120

APPENDIX A

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

121

Appendix B
Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class IR Shares of the Enhanced Income Fund have not commenced operations, financial highlights are not available. The information for the fiscal years ended March 31, 2010 and 2009, the fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report (available upon request). The information for the fiscal years ended October 31, 2006 and 2005 has been audited by the Funds’ former independent registered public accounting firm.

ENHANCED INCOME FUND

	Enhanced Income Fund—Class A Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to
	March 31,		March 31,	For the Fiscal Years Ended October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$9.51	$9.67	$9.72	$9.73	$9.68	$9.78

Income (loss) from investment operations
Net investment income[a]	0.12	0.28	0.16	0.43	0.37	0.28
Net realized and unrealized gain (loss)	0.19	(0.12)	(0.04)	—	0.04	(0.10)

Total from investment operations	0.31	0.16	0.12	0.43	0.41	0.18

Distributions to shareholders
From net investment income	(0.15)	(0.32)	(0.17)	(0.44)	(0.36)	(0.28)

Net asset value, end of period	$9.67	$9.51	$9.67	$9.72	$9.73	$9.68

Total return[b]	3.26%	1.73%	1.32%	4.43%	4.26%	1.88%
Net assets at end of period (in 000s)	$371,906	$48,001	$40,286	$40,505	$36,333	$65,645
Ratio of net expenses to average net assets	0.63%	0.59%	0.58%[g]	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets	1.25%	2.94%	3.90%[g]	4.46%	3.77%	2.94%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.68%	0.78%	0.76%[g]	0.79%	0.78%	0.79%
Portfolio turnover rate	66%	180%	8%	87%	67%	49%

See page 148 for all footnotes.

122

APPENDIX B

	Enhanced Income Fund—Class B Shares[f]
			For the
	For the		Period	For the
	Fiscal Years		November 1,	Period
	Ended		2007 to	Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007
Net asset value, beginning of period	$ 9.50	$ 9.65	$ 9.70	$ 9.74

Income (loss) from investment operations
Net investment income[a]	0.07	0.21	0.13	0.13
Net realized and unrealized gain (loss)	0.17	(0.11)	(0.04)	(0.02)

Total from investment operations	0.24	0.10	0.09	0.11

Distributions to shareholders
From net investment income	(0.08)	(0.25)	(0.14)	(0.15)

Net asset value, end of period	$ 9.66	$ 9.50	$ 9.65	$ 9.70

Total return[b]	2.49%	1.08%	0.91%	1.16%
Net assets at end of period (in 000s)	$1,393	$2,218	$3,501	$5,230
Ratio of net expenses to average net assets	1.38%	1.34%	1.33%[g]	1.36%[g]
Ratio of net investment income to average net assets	0.75%	2.21%	3.16%[g]	3.87%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.43%	1.53%	1.51%[g]	1.54%[g]
Portfolio turnover rate	66%	180%	8%	87%

See page 148 for all footnotes.

123

	Enhanced Income Fund—Institutional Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$9.50	$9.66	$9.70	$9.72	$9.67	$9.77

Income (loss) from investment operations
Net investment income[a]	0.16	0.31	0.17	0.47	0.40	0.32
Net realized and unrealized gain (loss)	0.18	(0.11)	(0.03)	(0.01)	0.04	(0.10)

Total from investment operations	0.34	0.20	0.14	0.46	0.44	0.22

Distributions to shareholders
From net investment income	(0.18)	(0.36)	(0.18)	(0.48)	(0.39)	(0.32)

Net asset value, end of period	$9.66	$9.50	$9.66	$9.70	9.72	$9.67

Total return[b]	3.62%	2.07%	1.47%	4.82%	4.66%	2.28%
Net assets at end of period (in 000s)	$847,623	$222,638	$228,300	$236,210	$173,430	$301,362
Ratio of net expenses to average net assets	0.29%	0.25%	0.24%[g]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.64%	3.30%	4.26%[g]	4.82%	4.15%	3.34%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.34%	0.44%	0.42%[g]	0.43%	0.41%	0.40%
Portfolio turnover rate	66%	180%	8%	87%	67%	49%

See page 148 for all footnotes.

124

APPENDIX B

	Enhanced Income Fund—Administration Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to
	March 31,		March 31,	For the Fiscal Years Ended October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$9.53	$9.68	$9.72	$9.71	$9.67	$9.78

Income (loss) from investment operations
Net investment income[a]	0.14	0.29	0.17	0.44	0.38	0.30
Net realized and unrealized gain (loss)	0.18	(0.11)	(0.04)	0.02	0.03	(0.12)

Total from investment operations	0.32	0.18	0.13	0.46	0.41	0.18

Distributions to shareholders
From net investment income	(0.16)	(0.33)	(0.17)	(0.45)	(0.37)	(0.29)

Net asset value, end of period	$9.69	$9.53	$9.68	$9.72	$9.71	$9.67

Total return[b]	3.35%	1.92%	1.36%	4.88%	4.29%	1.92%
Net assets at end of period (in 000s)	$2,814	$295	$266	$254	$1,703	$2,568
Ratio of net expenses to average net assets	0.54%	0.50%	0.49%[g]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.45%	3.04%	4.29%[g]	4.40%	3.91%	3.09%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.59%	0.69%	0.67%[g]	0.68%	0.66%	0.65%
Portfolio turnover rate	66%	180%	8%	87%	67%	49%

See page 148 for all footnotes.

125

ULTRA-SHORT DURATION GOVERNMENT FUND

	Ultra-Short Duration Government Fund—Class A Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.77	$9.14	$9.28	$9.27	$9.27	$9.33

Income (loss) from investment operations
Net investment income[a]	0.10	0.30	0.15	0.36	0.32	0.20
Net realized and unrealized gain (loss)	0.16	(0.32)	(0.12)	0.10	0.05	(0.01)

Total from investment operations	0.26	(0.02)	0.03	0.46	0.37	0.19

Distributions to shareholders
From net investment income	(0.17)[k]	(0.35)	(0.17)	(0.45)	(0.37)	(0.25)

Net asset value, end of period	$8.86	$8.77	$9.14	$9.28	$9.27	$9.27

Total return[b]	2.96%	(0.26)%	0.31%	5.02%	4.20%	1.98%
Net assets at end of period (in 000s)	$303,400	$97,936	$90,398	$106,648	$122,379	$190,210
Ratio of net expenses to average net assets	0.83%	0.83%	0.81%[g]	0.85%	0.86%	0.89%
Ratio of net investment income to average net assets	1.14%	3.39%	3.94%[g]	3.86%	3.46%	2.20%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.87%	0.90%	0.87%[g]	0.89%	0.91%	0.89%
Portfolio turnover rate[c]	111%	163%	28%	94%	57%	71%

See page 148 for all footnotes.

126

APPENDIX B

		Ultra-Short Duration Government Fund—Institutional Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.77	$9.14	$9.28	$9.27	$9.28	$9.34

Income (loss) from investment operations
Net investment income[a]	0.13	0.34	0.16	0.39	0.35	$0.23
Net realized and unrealized gain (loss)	0.16	(0.33)	(0.12)	0.10	0.05	— [h]

Total from investment operations	0.29	0.01	0.04	0.49	0.40	0.23

Distributions to shareholders
From net investment income	(0.20)[k]	(0.38)	(0.18)	(0.48)	(0.41)	(0.29)

Net asset value, end of period	$8.86	$8.77	$9.14	$9.28	$9.27	$9.28

Total return[b]	3.31%	0.07%	0.46%	5.41%	4.36%	2.49%
Net assets at end of period (in 000s)	$487,133	$141,806	$422,242	$406,895	$317,956	$584,628
Ratio of net expenses to average net assets	0.49%	0.49%	0.47%[g]	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	1.45%	3.74%	4.26%[g]	4.22%	3.83%	2.59%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.53%	0.56%	0.53%[g]	0.53%	0.54%	0.50%
Portfolio turnover rate[c]	111%	163%	28%	94%	57%	71%

See page 148 for all footnotes.

127

	Ultra-Short Duration Government Fund—Service Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$8.81	$9.18	$9.32	$9.31	$9.31	$9.37

Income (loss) from investment operations
Net investment income[a]	0.11	0.29	0.15	0.35	0.31	0.19
Net realized and unrealized gain (loss)	0.13	(0.33)	(0.13)	0.09	0.05	(0.01)

Total from investment operations	0.24	(0.04)	0.02	0.44	0.36	0.18

Distributions to shareholders
From net investment income	(0.15)[k]	(0.33)	(0.16)	(0.43)	(0.36)	(0.24)

Net asset value, end of period	$8.90	$8.81	$9.18	$9.32	$9.31	$9.31

Total return[b]	2.78%	(0.42)%	0.25%	4.86%	3.93%	1.97%
Net assets at end of period (in 000s)	$2,702	$2,919	$3,620	$3,590	$17,478	$42,642
Ratio of net expenses to average net assets	0.99%	0.99%	0.98%[g]	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	1.29%	3.22%	3.81%[g]	3.68%	3.32%	2.06%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.03%	1.06%	1.04%[g]	1.02%	1.04%	1.00%
Portfolio turnover rate[c]	111%	163%	28%	94%	57%	71%

See page 148 for all footnotes.

128

APPENDIX B

	Ultra-Short Duration Government Fund—
	Class IR Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$8.76	$9.14	$9.26

Income (loss) from investment operations
Net investment income[a]	0.10	0.34	0.12
Net realized and unrealized gain (loss)	0.18	(0.35)	(0.10)

Total from investment operations	0.28	(0.01)	0.02

Distributions to shareholders
From net investment income	(0.19)[k]	(0.37)	(0.14)

Net asset value, end of period	$8.85	$8.76	$9.14

Total return[b]	3.22%	(0.13)%	0.20%
Net assets at end of period (in 000s)	$451	$10	$10
Ratio of net expenses to average net assets	0.58%	0.58%	0.57%[g]
Ratio of net investment income to average net assets	1.19%	3.81%	3.93%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.62%	0.65%	0.60%[g]
Portfolio turnover rate[c]	111%	163%	28%

See page 148 for all footnotes.

129

SHORT DURATION GOVERNMENT FUND

	Short Duration Government Fund—Class A Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.36	$10.14	$9.79	$9.67	$9.65	$9.86

Income (loss) from investment operations
Net investment income[a]	0.16	0.27	0.17	0.37	0.33	0.24
Net realized and unrealized gain (loss)	0.19	0.31	0.34	0.12	0.03	(0.19)

Total from investment operations	0.35	0.58	0.51	0.49	0.36	0.05

Distributions to shareholders
From net investment income	(0.17)	(0.31)	(0.16)	(0.37)	(0.34)	(0.26)
From net realized gains	(0.17)	(0.05)	—	—	—	—

Total distributions	(0.34)	(0.36)	(0.16)	(0.37)	(0.34)	(0.26)

Net asset value, end of period	$10.37	$10.36	$10.14	$9.79	$9.67	$9.65

Total return[b]	3.38%	5.90%	5.23%	5.25%	3.84%	0.50%
Net assets at end of period (in 000s)	$1,503,139	$933,942	$393,830	$303,073	$323,915	$327,365
Ratio of net expenses to average net assets	0.84%	0.86%	0.88%[g]	0.90%	0.91%	0.93%
Ratio of net investment income to average net assets	1.53%	2.63%	4.11%[g]	3.85%	3.35%	2.50%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.88%	0.91%	0.94%[g]	0.97%	0.99%	0.99%
Portfolio turnover rate[d]	175%	308%	61%	102%	100%	98%

See page 148 for all footnotes.

130

APPENDIX B

	Short Duration Government Fund—Class B Shares
			For the
			Period
	For the		November 1,
	Fiscal Years Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.32	$10.10	$9.76	$9.64	$9.62	$9.83

Income (loss) from investment operations
Net investment income[a]	0.11	0.22	0.15	0.32	0.26	0.19
Net realized and unrealized gain (loss)	0.17	0.30	0.32	0.11	0.05	(0.20)

Total from investment operations	0.28	0.52	0.47	0.43	0.31	(0.01)

Distributions to shareholders
From net investment income	(0.10)	(0.25)	(0.13)	(0.31)	(0.29)	(0.20)
From net realized gains	(0.17)	(0.05)	—	—	—	—

Total distributions	(0.27)	(0.30)	(0.13)	(0.31)	(0.29)	(0.20)

Net asset value, end of period	$10.33	$10.32	$10.10	$9.76	$9.64	$9.62

Total return[b]	2.78%	5.29%	4.88%	4.65%	3.24%	(0.10)%
Net assets at end of period (in 000s)	$3,797	$5,698	$7,975	$9,263	$14,433	$23,602
Ratio of net expenses to average net assets	1.44%	1.46%	1.48%[g]	1.50%	1.51%	1.54%
Ratio of net investment income to average net assets	1.05%	2.01%	3.52%[g]	3.26%	2.73%	1.95%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.63%	1.66%	1.69%[g]	1.71%	1.74%	1.74%
Portfolio turnover rate[d]	175%	308%	61%	102%	100%	98%

See page 148 for all footnotes.

131

	Short Duration Government Fund—Class C Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.30	$10.07	$9.73	$9.61	$9.59	$9.81

Income (loss) from investment operations
Net investment income[a]	0.08	0.19	0.14	0.30	0.26	0.17
Net realized and unrealized gain (loss)	0.18	0.33	0.33	0.11	0.03	(0.20)

Total from investment operations	0.26	0.52	0.47	0.41	0.29	(0.03)

Distributions to shareholders
From net investment income	(0.09)	(0.24)	(0.13)	(0.29)	(0.27)	(0.19)
From net realized gains	(0.17)	(0.05)	—	—	—	—

Total distributions	(0.26)	(0.29)	(0.13)	(0.29)	(0.27)	(0.19)

Net asset value, end of period	$10.30	$10.30	$10.07	$9.73	$9.61	$9.59

Total return[b]	2.53%	5.25%	4.83%	4.51%	3.09%	(0.35)%
Net assets at end of period (in 000s)	$179,424	$122,944	$40,967	$29,944	$41,691	$57,078
Ratio of net expenses to average net assets	1.59%	1.61%	1.63%[g]	1.65%	1.66%	1.69%
Ratio of net investment income to average net assets	0.80%	1.84%	3.36%[g]	3.10%	2.59%	1.80%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.63%	1.66%	1.69%[g]	1.72%	1.74%	1.74%
Portfolio turnover rate[d]	175%	308%	61%	102%	100%	98%

See page 148 for all footnotes.

132

APPENDIX B

	Short Duration Government Fund—Institutional Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.33	$10.11	$9.77	$9.64	$9.63	$9.84

Income (loss) from investment operations
Net investment income[a]	0.19	0.31	0.18	0.41	0.37	0.29
Net realized and unrealized gain (loss)	0.18	0.31	0.33	0.12	0.02	(0.20)

Total from investment operations	0.37	0.62	0.51	0.53	0.39	0.09

Distributions to shareholders
From net investment income	(0.20)	(0.35)	(0.17)	(0.40)	(0.38)	(0.30)
From net realized gains	(0.17)	(0.05)	—	—	—	—

Total distributions	(0.37)	(0.40)	(0.17)	(0.40)	(0.38)	(0.30)

Net asset value, end of period	$10.33	$10.33	$10.11	$9.77	$9.64	$9.63

Total return[b]	3.64%	6.28%	5.29%	5.77%	4.13%	0.89%
Net assets at end of period (in 000s)	$1,921,023	$850,831	$761,654	$630,240	$468,033	$517,492
Ratio of net expenses to average net assets	0.50%	0.52%	0.53%[g]	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.84%	3.11%	4.44%[g]	4.23%	3.72%	2.87%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.54%	0.57%	0.59%[g]	0.61%	0.62%	0.60%
Portfolio turnover rate[d]	175%	308%	61%	102%	100%	98%

See page 148 for all footnotes.

133

	Short Duration Government Fund—Service Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$10.31	$10.09	$9.75	$9.63	$9.61	$9.82

Income (loss) from investment operations
Net investment income[a]	0.14	0.25	0.16	0.36	0.32	0.23
Net realized and unrealized gain (loss)	0.19	0.32	0.33	0.11	0.03	(0.19)

Total from investment operations	0.33	0.57	0.49	0.47	0.35	0.04

Distributions to shareholders
From net investment income	(0.15)	(0.30)	(0.15)	(0.35)	(0.33)	(0.25)
From net realized gains	(0.17)	(0.05)	—	—	—	—

Total distributions	(0.32)	(0.35)	(0.15)	(0.35)	(0.33)	(0.25)

Net asset value, end of period	$10.32	$10.31	$10.09	$9.75	$9.63	$9.61

Total return[b]	3.23%	5.76%	5.08%	5.14%	3.72%	0.39%
Net assets at end of period (in 000s)	$190,628	$85,020	$8,429	$8,141	$12,177	$13,009
Ratio of net expenses to average net assets	1.00%	1.02%	1.03%[g]	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	1.31%	2.43%	3.96%[g]	3.68%	3.22%	2.38%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.04%	1.07%	1.09%[g]	1.10%	1.12%	1.10%
Portfolio turnover rate[d]	175%	308%	61%	102%	100%	98%

See page 148 for all footnotes.

134

APPENDIX B

	Short Duration Government Fund—
	Class IR Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.36	$10.14	$9.91

Income from investment operations
Net investment income[a]	0.16	0.30	0.15
Net realized and unrealized gain	0.21	0.31	0.21

Total from investment operations	0.37	0.61	0.36

Distributions to shareholders
From net investment income	(0.19)	(0.34)	(0.13)
From net realized gains	(0.17)	(0.05)	—

Total distributions	(0.36)	(0.39)	(0.13)

Net asset value, end of period	$10.37	$10.36	$10.14

Total return[b]	3.64%	6.16%	3.67%
Net assets at end of period (in 000s)	$3,366	$62	$10
Ratio of net expenses to average net assets	0.59%	0.61%	0.63%[g]
Ratio of net investment income to average net assets	1.54%	2.99%	4.30%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.63%	0.66%	0.69%[g]
Portfolio turnover rate[d]	175%	308%	61%

See page 148 for all footnotes.

135

INFLATION PROTECTED SECURITIES FUND

	Inflation Protected Securities Fund—
	Class A Shares[i]
			For the
	For the		Period
	Fiscal Years		August 31,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.51	$11.07	$10.00

Income (loss) from investment operations
Net investment income	0.31 [a]	0.04	0.27 [a]
Net realized and unrealized gain (loss)	0.29	(0.35)	0.93

Total from investment operations	0.60	(0.31)	1.20

Distributions to shareholders
From net investment income	(0.22)	(0.09)	(0.13)
From net realized gains	—	(0.02)	—
From capital	—	(0.14)	—

Total distributions	(0.22)	(0.25)	(0.13)

Net asset value, end of period	$10.89	$10.51	$11.07

Total return[b]	5.76%	(2.68)%	12.09%
Net assets at end of period (in 000s)	$83,263	$45,855	$20,155
Ratio of net expenses to average net assets	0.67%	0.67%	0.67%[g]
Ratio of net investment income to average net assets	2.88%	0.41%	4.37%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.91%	1.19%	4.22%[g]
Portfolio turnover rate	82%	44%	1%

See page 148 for all footnotes.

136

APPENDIX B

	Inflation Protected Securities Fund—
	Class C Shares[i]
			For the
	For the		Period
	Fiscal Years		August 31,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.54	$11.11	$10.00

Income (loss) from investment operations
Net investment income (loss)	0.21 [a]	(0.06)	0.29 [a]
Net realized and unrealized gain (loss)	0.32	(0.34)	0.91

Total from investment operations	0.53	(0.40)	1.20

Distributions to shareholders
From net investment income	(0.14)	(0.06)	(0.09)
From net realized gains	—	(0.02)	—
From capital	—	(0.09)	—

Total distributions	(0.14)	(0.17)	(0.09)

Net asset value, end of period	$10.93	$10.54	$11.11

Total return[b]	5.05%	(3.49)%	12.02%
Net assets at end of period (in 000s)	$21,962	$6,890	$3,031
Ratio of net expenses to average net assets	1.42%	1.42%	1.42%[g]
Ratio of net investment income (loss) to average net assets	1.91%	(0.57)%	4.61%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.66%	1.94%	4.97%[g]
Portfolio turnover rate	82%	44%	1%

See page 148 for all footnotes.

137

	Inflation Protected Securities Fund—
	Institutional Shares[i]
			For the
	For the		Period
	Fiscal Years		August 31,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.54	$11.11	$10.00

Income (loss) from investment operations
Net investment income	0.33 [a]	0.01	0.24 [a]
Net realized and unrealized gain (loss)	0.32	(0.29)	1.02

Total from investment operations	0.65	(0.28)	1.26

Distributions to shareholders
From net investment income	(0.26)	(0.11)	(0.15)
From net realized gains	—	(0.02)	—
From capital	—	(0.16)	—

Total distributions	(0.26)	(0.29)	(0.15)

Net asset value, end of period	$10.93	$10.54	$11.11

Total return[b]	6.20%	(2.33)%	12.62%
Net assets at end of period (in 000s)	$133,980	$46,706	$11,765
Ratio of net expenses to average net assets	0.33%	0.33%	0.32%[g]
Ratio of net investment income (loss) to average net assets	3.05%	(0.25)%	3.95%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.57%	0.85%	3.87%[g]
Portfolio turnover rate	82%	44%	1%

See page 148 for all footnotes.

138

APPENDIX B

	Inflation Protected Securities Fund—
	Class IR Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.53	$11.09	$10.56

Income (loss) from investment operations
Net investment income	0.23 [a]	0.15	0.17 [a]
Net realized and unrealized gain (loss)	0.40	(0.43)	0.46

Total from investment operations	0.63	(0.28)	0.63

Distributions to shareholders
From net investment income	(0.25)	(0.11)	(0.10)
From net realized gains	—	(0.02)	—
From capital	—	(0.15)	—

Total distributions	(0.25)	(0.28)	(0.10)

Net asset value, end of period	$10.91	$10.53	$11.09

Total return[b]	6.01%	(2.45)%	5.98%
Net assets at end of period (in 000s)	$125	$10	$11
Ratio of net expenses to average net assets	0.42%	0.42%	0.42%[g]
Ratio of net investment income to average net assets	2.15%	1.44%	4.80%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.66%	0.94%	4.68%[g]
Portfolio turnover rate	82%	44%	1%

See page 148 for all footnotes.

139

	Inflation Protected Securities Fund—
	Class R Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$10.53	$11.09	$10.56

Income (loss) from investment operations
Net investment income	0.20 [a]	0.11	0.16 [a]
Net realized and unrealized gain (loss)	0.37	(0.44)	0.45

Total from investment operations	0.57	(0.33)	0.61

Distributions to shareholders
From net investment income	(0.19)	(0.08)	(0.08)
From net realized gains	—	(0.02)	—
From capital	—	(0.13)	—

Total distributions	(0.19)	(0.23)	(0.08)

Net asset value, end of period	$10.91	$10.53	$11.09

Total return[b]	5.49%	(2.90)%	5.81%
Net assets at end of period (in 000s)	$361	$11	$11
Ratio of net expenses to average net assets	0.92%	0.92%	0.92%[g]
Ratio of net investment income to average net assets	1.86%	1.01%	4.31%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.16%	1.44%	5.18%[g]
Portfolio turnover rate	82%	44%	1%

See page 148 for all footnotes.

140

APPENDIX B

GOVERNMENT INCOME FUND

	Government Income Fund—Class A Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$15.14	$15.07	$14.79	$14.64	$14.57	$15.00

Income (loss) from investment operations
Net investment income[a]	0.42	0.57	0.26	0.60	0.55	0.43
Net realized and unrealized gain (loss)	0.25	0.16	0.28	0.13	0.08	(0.30)

Total from investment operations	0.67	0.73	0.54	0.73	0.63	0.13

Distributions to shareholders
From net investment income	(0.39)	(0.60)	(0.26)	(0.58)	(0.56)	(0.39)
From net realized gains	(0.24)	(0.06)	—	—	— [h]	(0.17)

Total distributions	(0.63)	(0.66)	(0.26)	(0.58)	(0.56)	(0.56)

Net asset value, end of period	$15.18	$15.14	$15.07	$14.79	$14.64	$14.57

Total return[b]	4.48%	5.00%	3.63%	5.13%	4.40%	0.80%
Net assets at end of period (in 000s)	$513,457	$574,520	$512,301	$434,917	$432,762	$729,958
Ratio of net expenses to average net assets	0.92%	0.92%	0.90%[g]	0.94%	0.95%	0.97%
Ratio of net investment income to average net assets	2.74%	3.84%	4.20%[g]	4.11%	3.77%	2.83%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.00%	0.98%	0.99%[g]	1.02%	1.04%	1.07%
Portfolio turnover rate[e]	366%	386%	161%	141%	766%	256%

See page 148 for all footnotes.

141

	Government Income Fund—Class B Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to
	March 31		March 31,	For the Fiscal Years Ended October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$15.14	$15.07	$14.79	$14.64	$14.57	$15.00

Income (loss) from investment operations
Net investment income[a]	0.31	0.46	0.22	0.50	0.44	0.30
Net realized and unrealized gain (loss)	0.24	0.15	0.27	0.12	0.08	(0.28)

Total from investment operations	0.55	0.61	0.49	0.62	0.52	0.02

Distributions to shareholders
From net investment income	(0.27)	(0.48)	(0.21)	(0.47)	(0.45)	(0.28)
From net realized gains	(0.24)	(0.06)	—	—	— [h]	(0.17)

Total distributions	(0.51)	(0.54)	(0.21)	(0.47)	(0.45)	(0.45)

Net asset value, end of period	$15.18	$15.14	$15.07	$14.79	$14.64	$14.57

Total return[b]	3.70%	4.22%	3.31%	4.34%	3.62%	0.04%
Net assets at end of period (in 000s)	$29,438	$45,916	$50,078	$49,393	$18,713	$24,882
Ratio of net expenses to average net assets	1.67%	1.67%	1.65%[g]	1.69%	1.70%	1.72%
Ratio of net investment income to average net assets	2.02%	3.10%	3.46%[g]	3.44%	3.03%	2.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.75%	1.73%	1.74%[g]	1.77%	1.79%	1.83%
Portfolio turnover rate[e]	366%	386%	161%	141%	766%	256%

See page 148 for all footnotes.

142

APPENDIX B

	Government Income Fund—Class C Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to
	March 31,		March 31,	For the Fiscal Years Ended October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$15.14	$15.07	$14.78	$14.63	$14.56	$14.99

Income (loss) from investment operations
Net investment income[a]	0.30	0.46	0.21	0.49	0.44	0.31
Net realized and unrealized gain (loss)	0.25	0.15	0.29	0.13	0.08	(0.29)

Total from investment operations	0.55	0.61	0.50	0.62	0.52	0.02

Distributions to shareholders
From net investment income	(0.27)	(0.48)	(0.21)	(0.47)	(0.45)	(0.28)
From net realized gains	(0.24)	(0.06)	—	—	— [h]	(0.17)

Total distributions	(0.51)	(0.54)	(0.21)	(0.47)	(0.45)	(0.45)

Net asset value, end of period	$15.18	$15.14	$15.07	$14.78	$14.63	$14.56

Total return[b]	3.68%	4.19%	3.37%	4.35%	3.63%	0.11%
Net assets at end of period (in 000s)	$39,255	$42,004	$30,010	$22,078	$16,931	$18,692
Ratio of net expenses to average net assets	1.67%	1.67%	1.65%[g]	1.69%	1.70%	1.72%
Ratio of net investment income to average net assets	1.99%	3.07%	3.44%[g]	3.37%	3.04%	2.08%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.75%	1.73%	1.74%[g]	1.77%	1.79%	1.83%
Portfolio turnover rate[e]	366%	386%	161%	141%	766%	256%

See page 148 for all footnotes.

143

	Government Income Fund—Institutional Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to	For the Fiscal Years Ended
	March 31,		March 31,	October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$15.12	$15.05	$14.77	$14.63	$14.55	$14.98

Income (loss) from investment operations
Net investment income[a]	0.47	0.62	0.28	0.65	0.60	0.46
Net realized and unrealized gain (loss)	0.25	0.16	0.28	0.13	0.09	(0.27)

Total from investment operations	0.72	0.78	0.56	0.78	0.69	0.19

Distributions to shareholders
From net investment income	(0.44)	(0.65)	(0.28)	(0.64)	(0.61)	(0.45)
From net realized gains	(0.24)	(0.06)	—	—	— [h]	(0.17)

Total distributions	(0.68)	(0.71)	(0.28)	(0.64)	(0.61)	(0.62)

Net asset value, end of period	$15.16	$15.12	$15.05	$14.77	$14.63	$14.55

Total return[b]	4.84%	5.37%	3.79%	5.45%	4.86%	1.26%
Net assets at end of period (in 000s)	$253,997	$245,475	$300,342	$323,764	$146,784	$60,747
Ratio of net expenses to average net assets	0.58%	0.58%	0.56%[g]	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	3.06%	4.21%	4.56%[g]	4.49%	4.18%	3.20%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.66%	0.64%	0.65%[g]	0.66%	0.67%	0.69%
Portfolio turnover rate[e]	366%	386%	161%	141%	766%	256%

See page 148 for all footnotes.

144

APPENDIX B

	Government Income Fund—Service Shares
			For the
	For the		Period
	Fiscal Years		November 1,
	Ended		2007 to
	March 31,		March 31,	For the Fiscal Years Ended October 31,
	2010	2009	2008*	2007	2006	2005
Net asset value, beginning of period	$15.11	$15.04	$14.76	$14.61	$14.54	$14.98

Income (loss) from investment operations
Net investment income[a]	0.39	0.54	0.25	0.58	0.53	0.41
Net realized and unrealized gain (loss)	0.25	0.16	0.28	0.13	0.08	(0.31)

Total from investment operations	0.64	0.70	0.53	0.71	0.61	0.10

Distributions to shareholders
From net investment income	(0.36)	(0.57)	(0.25)	(0.56)	(0.54)	(0.37)
From net realized gains	(0.24)	(0.06)	—	—	— [h]	(0.17)

Total distributions	(0.60)	(0.63)	(0.25)	(0.56)	(0.54)	(0.54)

Net asset value, end of period	$15.15	$15.11	$15.04	$14.76	$14.61	$14.54

Total return[b]	4.32%	4.85%	3.57%	5.00%	4.27%	0.69%
Net assets at end of period (in 000s)	$100,242	$90,132	$59,449	$45,154	$23,461	$16,198
Ratio of net expenses to average net assets	1.08%	1.08%	1.06%[g]	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	2.56%	3.66%	4.03%[g]	3.99%	3.67%	2.74%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.16%	1.14%	1.15%[g]	1.16%	1.17%	1.18%
Portfolio turnover rate[e]	366%	386%	161%	141%	766%	256%

See page 148 for all footnotes.

145

	Government Income Fund—
	Class IR Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$15.14	$15.08	$15.02

Income from investment operations
Net investment income[a]	0.41	0.60	0.22
Net realized and unrealized gain	0.30	0.15	0.06

Total from investment operations	0.71	0.75	0.28

Distributions to shareholders
From net investment income	(0.43)	(0.63)	(0.22)
From net realized gains	(0.24)	(0.06)	—

Total distributions	(0.67)	(0.69)	(0.22)

Net asset value, end of period	$15.18	$15.14	$15.08

Total return[b]	4.67%	5.19%	1.85%
Net assets at end of period (in 000s)	$239	$11	$10
Ratio of net expenses to average net assets	0.67%	0.67%	0.66%[g]
Ratio of net investment income to average net assets	2.68%	4.06%	4.24%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.75%	0.73%	0.78%[g]
Portfolio turnover rate[e]	366%	386%	161%

See page 148 for all footnotes.

146

APPENDIX B

	Government Income Fund—
	Class R Shares [j]
			For the
	For the		Period
	Fiscal Years		November 30,
	Ended		2007 to
	March 31,		March 31,
	2010	2009	2008
Net asset value, beginning of period	$15.14	$15.08	$15.02

Income from investment operations
Net investment income[a]	0.33	0.52	0.20
Net realized and unrealized gain	0.30	0.17	0.06

Total from investment operations	0.63	0.69	0.26

Distributions to shareholders
From net investment income	(0.36)	(0.57)	(0.20)
From net realized gains	(0.24)	(0.06)	—

Total distributions	(0.60)	(0.63)	(0.20)

Net asset value, end of period	$15.17	$15.14	$15.08

Total return[b]	4.22%	4.85%	1.65%
Net assets at end of period (in 000s)	$5,106	$43	$10
Ratio of net expenses to average net assets	1.17%	1.17%	1.16%[g]
Ratio of net investment income to average net assets	2.21%	3.55%	3.86%[g]
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	1.25%	1.23%	1.28%[g]
Portfolio turnover rate[e]	366%	386%	161%

See page 148 for all footnotes.

147

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

c	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 111% for the fiscal year ended March 31, 2010, 10% for the period ended March 31, 2008 and 78% for the fiscal year ended October 31, 2007. The Fund did not have any mortgage dollar roll transactions for the fiscal year ended March 31, 2009. Prior years include the effect of mortgage dollar roll transactions, if any.

d	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 166% for the fiscal year ended March 31, 2010, 307% for the fiscal year ended March 31, 2009, 55% for the period ended March 31, 2008 and 96% for the fiscal year ended October 31, 2007. Prior years include the effect of mortgage dollar rolls transactions, if any.

e	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 280% for the fiscal year ended March 31, 2010, 373% for the fiscal year ended March 31, 2009, 119% for the period ended March 31, 2008, 117% for the fiscal year ended October 31, 2007 and 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.

f	Commenced June 20, 2007.
g	Annualized.

h	Amount is less than $0.005 per share.

i	Commenced August 31, 2007.
j	Commenced November 30, 2007.

k	Includes a return of capital amounting to less than $0.005 per share.

*	The Fund changed its fiscal year end from October 31 to March 31.

148

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Short Duration and Government
Fixed Income Funds Prospectus

     FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.goldmansachsfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisors.

To obtain other information and for shareholder inquiries:

	Institutional, Administration & Service	Class A, B, C, IR & R

■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, Illinois 60606	Goldman Sachs Funds, P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Funds’ investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

SDFIPRO10

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 29, 2010

Separate
Account
	Class A	Class B	Class C	Class R	Class IR	Service	Institutional	Administration	Institutional
FUND	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

GOLDMAN SACHS ENHANCED INCOME FUND	GEIAX	GEJBX	—	—	GHIRX	—	GEIIX	GEADX	—
GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND	GSAMX	—	—	—	GTATX	GSASX	GSARX	—	—
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND	GSSDX	GSDGX	GSDCX	—	GTDTX	GSDSX	GSTGX	—	—
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND	GSDTX	GSDBX	GSTCX	—	GDIRX	GSFSX	GSDUX	—	—
GOLDMAN SACHS GOVERNMENT INCOME FUND	GSGOX	GSOBX	GSOCX	GSORX	GSOTX	GSOSX	GSOIX	—	—
GOLDMAN SACHS MUNICIPAL INCOME FUND	GSMIX	GSMBX	GSMUX	—	GUIRX	GSMEX	GSMTX	—	—
GOLDMAN SACHS U.S. MORTGAGES FUND	GSUAX	—	—	—	—	—	GSUIX	—	GSUPX
GOLDMAN SACHS CORE FIXED INCOME FUND	GCFIX	GCFBX	GCFCX	GDFRX	GDFTX	GSCSX	GSFIX	—	—
GOLDMAN SACHS CORE PLUS FIXED INCOME FUND	GSFAX	GSFBX	GSFCX	GSNRX	GSNTX	GSNSX	GSNIX	—	—
GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND	GSGAX	—	—	—	—	—	GSGDX	—	GSCPX
GOLDMAN SACHS GLOBAL INCOME FUND	GSGIX	GSLBX	GSLCX	—	GBIRX	GGISX	GSGLX	—	—
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND	GHYAX	GHYBX	GHYCX	—	GYIRX	—	GHYIX	—	—
GOLDMAN SACHS HIGH YIELD FUND	GSHAX	GSHBX	GSHCX	GSHRX	GSHTX	GSHSX	GSHIX	—	—
GOLDMAN SACHS EMERGING MARKETS DEBT FUND	GSDAX	—	GSCDX	—	GSIRX	—	GSDIX	—	—
GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND	GAMDX	—	GCMDX	—	GLIRX	—	GIMDX	—	—
GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND	GSAPX	—	GSCFX	GSRPX	GSTPX	—	GSIPX	—	—
(Each a portfolio of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606

     This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes each of the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Inflation Protected Securities Fund (collectively, the “Funds” and each individually, a “Fund”), each dated July 29, 2010, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number or writing to one of the addresses listed below, or from institutions (“Service Organizations”) acting on behalf of their customers. As of November 2, 2009, Class B Shares will no longer be offered.
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in each Fund’s 2010 Annual Report are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Funds’ Annual Report are incorporated herein by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.
     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is July 29, 2010.
-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Government Income Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs High Yield Municipal Fund
Goldman Sachs High Yield Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs Local Emerging Markets Debt Fund
Goldman Sachs Inflation Protected Securities Fund
200 West Street
New York, NY 10282
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs Global Income Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD
GOLDMAN, SACHS & CO.
Distributor
200 West Street
New York, NY 10282
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll free (in U.S.) : 800-621-2550 (for Institutional, Service and Separate Account Institutional Shareholders) or 800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders).

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Enhanced Income Fund (“Enhanced Income Fund”), Goldman Sachs Ultra-Short Duration Government Fund (formerly, Adjustable Rate Government Fund) (“Ultra-Short Duration Government Fund”), Goldman Sachs Short Duration Government Fund (“Short Duration Government Fund”), Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Municipal Income Fund (“Municipal Income Fund”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”), Goldman Sachs Core Plus Fixed Income Fund (“Core Plus Fixed Income Fund”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit Fund”), Goldman Sachs Global Income Fund (“Global Income Fund”), Goldman Sachs High Yield Municipal Fund (“High Yield Municipal Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt Fund”) and Goldman Sachs Inflation Protected Securities Fund (“Inflation Protected Securities Fund”) (each referred to herein as a “Fund” and, collectively, the “Funds”). Each Fund other than the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). Each of the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is a non-diversified, open-end management investment company. Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund and High Yield Fund are authorized to issue seven classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Class C Shares, Service Shares, Institutional Shares, Class R Shares and Class IR Shares. Short Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Municipal Fund and Global Income Fund are authorized to issue six classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Class C Shares, Service Shares, Institutional Shares and Class IR Shares. Inflation Protected Securities Fund is authorized to issue five classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class IR Shares. Enhanced Income Fund is authorized to issue five classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Administration Shares, Institutional Shares and Class IR Shares. Ultra-Short Duration Government Fund is authorized to issue four classes of shares: Class A Shares, Service Shares, Institutional Shares and Class IR Shares. U.S. Mortgages Fund and Investment Grade Credit Fund are authorized to issue three classes of shares: Class A Shares, Institutional Shares and Separate Account Institutional Shares. Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are authorized to issue four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class IR Shares. The Trustees of the Trust may designate additional series and classes in the future from time to time. As of November 2, 2009, Class B Shares will no longer be offered.
     As of November 2, 2009 (the “Effective Date”), Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in each Fund’s Prospectus. Class B shareholders may continue to reinvest dividends and capital gains into their accounts. Class B shareholders can no longer make automatic investments into Class B Shares. Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for a Fund’s Class B Shares will be rejected.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Enhanced Income Fund, Ultra-Short Duration Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each sometimes referred to herein as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Except for the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund, each Fund’s custodian is State Street Bank and Trust Company. JPMorganChase Bank, N.A. serves as custodian for the Short Duration Tax Free Fund, Municipal Income Fund and High Yield Municipal Fund.
     The following information relates to and supplements the description of each Fund’s investment objectives and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

     As used in the SAI, the term “Taxable Funds” refers to the Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds. The term “Tax Exempt Funds” refers to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds.
INVESTMENT OBJECTIVES AND POLICIES
     All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”), in the particular type of investment suggested by its name. With respect to the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund, such Funds’ policies to invest at least 80% of their Net Assets in tax exempt and municipal investments, as applicable, are fundamental policies that may not be changed without shareholder approval. With respect to the Inflation Protected Securities Fund, as a matter of fundamental policy, under normal circumstances at least 80% of the Fund’s Net Assets will be invested in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. government agencies and corporations (“CIPS”). Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
Enhanced Income Fund
     Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage-backed U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities rated, at the time of purchase, at least A by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality.
     A number of investment strategies will be used to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
     The Fund’s overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, the Fund’s return is likely to increase. Conversely, when interest rates increase, the Fund’s return is likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.
     In determining the maturity of an instrument, the Fund will treat the remaining maturity of a newly-issued security as five years in situations where the original maturity of the security exceeds that period by not more than forty-five days. In addition, a fixed income instrument that has a mandatory put or call feature that provides that the Fund will receive payment of the principal amount of the instrument from the issuer and/or an investment banker at a specified future date will be deemed to have a remaining maturity ending on that date, even though the stated final maturity of the instrument is later than the put or call date.

     Preservation of Capital. Enhanced Income Fund seeks to reduce principal fluctuation by maintaining a target duration equal to that of the six-month U.S. Treasury Bill Index to One-Year Treasury Note Index and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques. There is no assurance that these strategies will be successful.
     Liquidity. Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.
     A Sophisticated Investment Process. Enhanced Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ option-adjusted spread model to assist in structuring and maintaining the Fund’s investment portfolio. In determining the Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists and fixed income analysts.
Ultra-Short Duration Government Fund and Short Duration Government Fund
     Ultra-Short Duration Government Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal. Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), without incurring the administrative and accounting burdens involved in direct investment.
     Market and economic conditions may affect the investments of the Ultra-Short Duration Government and Short Duration Government Funds differently than the investments normally purchased by other types of fixed income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Ultra-Short Duration Government and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.
     High Current Income. Ultra-Short Duration Government and Short Duration Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Ultra-Short Duration Government and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The Ultra-Short Duration Government and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.
     Relative Low Volatility of Principal. Ultra-Short Duration Government Fund seeks to minimize net asset value fluctuations by investing primarily in U.S. Government Securities (including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans) and by maintaining a maximum duration of two years and a target duration equal to that of the Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index. This Fund utilizes certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of Short Duration Government Fund is that of the 2-year U.S. Treasury Note Index plus or minus 0.5 years. There is no assurance that these strategies for Ultra-Short Duration Government Fund and Short Duration Government Fund will be successful.
     Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs’ highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.

Government Income Fund
     Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.
     Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.
     High Current Income. Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.
     Liquidity. Because Government Income Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.
     A Sophisticated Investment Process. Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.
     Convenience of a Fund Structure. Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.
Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds
     The Tax Exempt Funds are not money market funds. Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
     The Tax Exempt Funds are appropriate for investors who seek to invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an “eligible” investment for the Tax Exempt Funds is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.
     In addition, unlike a municipal money market fund, the Tax Exempt Funds’ increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

     The Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds invest will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. Municipal Income Fund will have a weighted average credit quality equal to A or better for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. High Yield Municipal Fund will invest at least a majority of its total assets (not including securities lending collateral and any investment of that collateral) (measured at the time of purchase) in high-yield Municipal Securities rated, at the time of purchase, BBB or Baa or lower by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. See also “High Yield Fund – Return on and Risks of High Yield Securities” for a discussion of risks that are generally applicable to High Yield Municipal Fund. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:
•	The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

•	Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•	Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds may take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.
U.S. Mortgages Fund
     Philosophy. The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities. Although the Investment Adviser considers macroeconomic trends — including the Investment Adviser’s expectations about interest rate trends and whether the curve will be flattening or steepening—the Investment Adviser’s investment approach to mortgages is mainly based on analyses of mortgage prepayments and measures of relative value.
     Much of the research focus is on understanding model risk, which requires the Investment Adviser to understand how popular prepayment models are biased under different market scenarios. The Investment Adviser constructs a view which attempts to gauge how popular prepayment models will predict prepay activity across the broad spectrum of different mortgage instruments which spans all the major fixed-rate, single family mortgage sectors — level-pay and balloon, agency and non-agency. The Investment Adviser develops an independent view of how these popular models may not have kept up with recent changes in the individual homeowner’s decision process. For example, there have been material changes over the last decade in the way in which homeowners have access to mortgage refinancing: from the evolution of the mortgage broker market to access via internet applications to current trends in underwriters soliciting their own mortgage holder base for refinancing. The Investment Adviser’s intent is to understand these changes and exploit them in its trading activity. The focus throughout is to uncover model predictive bias with respect to borrower behavior and the decision-making of refinancing.
     Additionally, the Investment Adviser accesses and dissects individual mortgage pool information, which it believes can deliver an informational advantage under certain trading conditions.
     The Investment Adviser’s data-set distinguishes on the basis of mortgage characteristics such as loan type, coupon, pool originator, underwriter standards, prepay penalties, vintage, and dollar balance, as well as by environmental variables including interest rates and origination points (for the entire term structure of mortgage alternatives including level pay, balloon and adjustable rate), housing values, recording-tax rates and relevant government regulations – which are significant elements affecting the prepayment decision. These decisions are incorporated into trading decisions about which mortgages to hold and which to avoid.
     Specifically, the Investment Adviser expects to implement several investment strategies, as described below:

     Sector/Subsector Strategies: The sector strategy would 1) attempt to take advantage of potential changes in general spread levels by overweighting and underweighting the spread duration of the portfolio relative to the index and 2) allocate risk among the different sectors in the mandate: passthroughs, collateralized mortgage obligations (“CMOs”), and Treasuries. The subsector strategy would allocate risk among the different subsectors in each sector: e.g. passthroughs, whether to own GNMA vs. conventionals.
     Security Selection: The Investment Adviser’s security selection strategy represents relative value investing. The Investment Adviser’s specialist team focuses on 1) finding the most attractive securities to place in the investment portfolios and 2) avoiding the least attractive securities in the index.
     Among the Investment Adviser’s security selection strategies are:
     1) Seasoning Strategies: The Investment Adviser believes that the market does not always correctly price the seasoning of a bond and its tendency to prepay in the future. By identifying these mispriced bonds, the Investment Adviser can construct a portfolio with more attractive interest rate sensitivity than that of the index.
     2) Coupon Selection: By combining the Investment Adviser’s fundamental market views with the Investment Adviser’s quantitative models, the Investment Adviser believes that it can take advantage of potential mispricings across coupons. The Investment Adviser also believes that there are opportunities to generate absolute returns by monitoring the embedded delivery options in the To-Be-Allocated (“TBA”) market and by understanding the implied financing rate in TBA market for each coupon.
     3) CMO vs. Passthrough Selection: There are often opportunities in the market to replicate passthrough securities by purchasing CMOs. This strategy may benefit an investment portfolio in two ways. First, it might be possible to purchase the replicating CMOs at a lower price than the passthrough. Second, the replicating CMOs may have the same price as the passthrough but have more attractive interest rate sensitivity characteristics.
     Security Weighting: The Investment Adviser scales its positions as a function of the expected return and risk of the trade. Generally riskier trades will have smaller positions and less risky trades will have larger positions. For example, the Investment Adviser may cap the exposure from issuers in a particular rating category. This scaling occurs as a result of the Investment Adviser’s risk managed approach. When sizing the trade the Investment Adviser will consider its impact upon the tracking error of the investment portfolio and also the trades relative attractiveness to other perceived opportunities.
     Yield Curve and Duration Management: These strategies attempt to take advantage of changes in the shape of the yield curve and the level of rates. While the Investment Adviser believes that it can add excess return through yield curve and duration management, the Investment Adviser also believes that within the context of the U.S. Mortgages Fund, these strategies contribute less to total return than other strategies. As a result the Investment Adviser expects to take less risk in this area.
     Consistent with the Investment Adviser’s overall fixed income investment philosophy for mortgage-backed security portfolios, the Investment Adviser actively manages mortgage portfolios within a risk-managed framework. The portfolio risk management process includes an effort to monitor and manage risk, but should not be confused with and does not imply low risk.
Core Fixed Income and Core Plus Fixed Income Funds
     Core Fixed Income and Core Plus Fixed Income Funds are designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) (the “Index”), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income and Core Plus Fixed Income Funds may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Funds use the Index as its performance benchmark, but the Funds will not attempt to replicate the Index. The Funds may, therefore, invest in securities that are not included in the Index. The Index is a trademark of Barclays Capital. Inclusion of a security in the Index does not imply an opinion by Barclays Capital as to its attractiveness or appropriateness for investment. Although Barclays Capital obtains factual information used in connection with the Index from sources which it considers reliable, Barclays Capital claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     The Funds’ overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Funds’ returns are likely to increase. Conversely, when interest rates increase, the Funds’ returns are likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, the Funds’ returns are not likely to decline as quickly as that of other fixed income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from the Funds than from shorter-term investments.
     A number of investment strategies will be used to achieve the Funds’ investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Funds primarily invest. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Funds may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
     A Sophisticated Investment Process. The Funds will attempt to control their exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Funds’ investment processes start with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Funds’ portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund’s investment portfolio. In determining the Funds’ investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.
Investment Grade Credit Fund
     The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Credit Index (formerly, the Lehman Brothers U.S. Credit Index). The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities.
     The Fund’s strategy employs a process that combines both a top-down and bottom-up analysis to evaluate companies. The Investment Adviser relies primarily on sub-sector/industry allocation and security selection strategies in seeking to generate incremental return relative to the selected benchmark. To a lesser degree, the Investment Adviser also implements duration and yield curve management strategies.
     The Investment Adviser’s strategy for the Fund is based on maximizing its understanding of the factors that drive performance. The Investment Adviser’s security selection process begins with an analysis of the fundamentals of a given company and its industry, and goes on to include broader market factors as well as technical and execution issues. The Investment Adviser has organized its group to incorporate these elements into a process that pulls together the input of specialists within a collaborative framework. Portfolio managers and analysts sit on the trading desk together. This facilitates the frequent conversation between the various members of the corporate bond team.
     Fundamental research is performed by a global high grade research group with parts of the teams in New York and London. The Investment Adviser established this group to ensure comprehensive research into high grade credits, which may be overlooked by firms with only one credit research team. The Investment Adviser’s analysts develop investment rationales incorporating their assessment of a company’s return potential and risks.

     The discussion of investment ideas goes beyond fundamentals to incorporate the broader market views of the portfolio managers. Investment grade corporates are strongly affected by such factors as comparative industry trends, the economy and general overall trends in coverage and leverage ratios. These factors can have a significant impact on performance. The portfolio managers bring their awareness of these factors as a crucial input in the formulation of investment ideas.
     A final element of the process incorporates technical and execution issues. Adding value requires close attention to execution issues including market levels and the new issuance calendar. It is also crucial to stay apprised of dealer activity; being aware of which bonds are being traded by particular dealers promotes efficient trading, which plays directly through to better performance. The Investment Adviser’s traders help in this regard.
     The Investment Adviser’s process is enhanced by the full integration of its New York and London corporate bond teams. While the teams are focused on issue selection in their respective markets, they are able to leverage their peers’ insights to develop broader, better-informed credit views than they could on their own. This integration extends to the portfolio managers, who also develop views on market and industry trends jointly. In addition to helping the Investment Adviser to develop fuller investment views, this integration can also allow it to exploit structural inefficiencies that arise when global corporate issues are priced differently in different currencies.
Global Income Fund
     Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation. However, investing in the Fund involves certain risks, and there is no assurance that the Fund will achieve its investment objective. The securities in which the Fund invests will be rated, at the time of purchase, at least BBB- or Baa3 by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. However, at least 50% of the Fund’s total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of purchase, or if unrated, will be determined by the Investment Adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal.
     In selecting securities for the Fund, portfolio managers consider such factors as the security’s duration, sector and credit quality rating as well as the security’s yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund’s portfolio managers form opinions based primarily on the views of Goldman Sachs’ economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the “Model”) to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used in seeking to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.
     High Income. Global Income Fund’s portfolio managers will seek out the highest yielding bonds in the global fixed income market that meet the Global Income Fund’s credit quality standards and certain other criteria.
     Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country’s currency as well as a country’s fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.
     Portfolio Management Flexibility. Global Income Fund is actively managed. The Fund’s portfolio managers invest in countries that, in their judgment, meet the Fund’s investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.
     Relative Stability of Principal. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of the Fund’s performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund’s policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

     Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.
High Yield Fund
     High Yield Fund’s Investment Process. High Yield Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. GSAM starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, High Yield Fund’s portfolio managers have access to Goldman Sachs’ highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm’s High Yield Research Group, a dedicated group of 15 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund’s portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. High Yield Fund’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio. The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.
     High Yield Fund’s portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund’s portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.
     Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See “DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES.” Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.
     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.
Emerging Markets Debt and Local Emerging Markets Debt Funds
     The Emerging Markets Debt and Local Emerging Markets Debt Funds seek a high level of total return consisting of income and capital appreciation. The Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities of issuers located in emerging countries. The Local Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries, or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

     The Investment Adviser’s emerging markets debt (“EMD”) investment philosophy strives to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.
     The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. EMD can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.
     Portfolio Construction. Currently, the Investment Adviser’s EMD strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The next most important factor is market exposure, where the Investment Adviser evaluates macro developments and assesses the net flows within countries. Another important factor in the portfolio construction process is security selection.
     Analysis of EMD involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects, and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.
     Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the price is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the yield offers significant compensation for the additional risk.
     Using a variety of proprietary models, the Investment Adviser selects and sizes credits based on perceived relative value opportunities. The Investment Adviser also uses these tools in an effort to anticipate and manage portfolio risks.
     Types of Securities Used. EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.
     The types of financial instruments used in the Emerging Markets Debt and Local Emerging Markets Debt Funds include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.
     The Investment Adviser may use derivative instruments such as forwards and futures in the Emerging Markets Debt and Local Emerging Markets Debt Funds in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging countries, a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
     Research. Being part of GSAM’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.
     In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.
     Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.
     Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.
Inflation Protected Securities Fund
     The Inflation Protected Securities Fund is designed for investors who seek real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Inflation Protected Securities Fund invests, under normal circumstances, at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The remainder of the Inflation Protected Securities Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, and securities issued by foreign corporate and governmental issuers.
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
     Treasury Inflation-Protected Securities. Certain Funds may invest in Treasury inflation protected securities or “TIPS,” which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
     If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage Loans and Mortgage-Backed Securities
     The Taxable Funds (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans, including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped mortgage-backed securities, as described below (“Mortgage-Backed Securities”).
     Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
General Characteristics of Mortgage Backed Securities.
     In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.
     The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.
     The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.

Certain General Characteristics of Mortgage Loans
     Adjustable Rate Mortgage Loans (“ARMs”). The Taxable Funds (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.
     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
     ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the recently-enacted Helping Families Save Their Homes Act of 2009 authorizes bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.
Mortgage Pass-Through Securities
     To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each of the Taxable Funds (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
     A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.
o	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
o	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
o	Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by a Fund.

     Privately Issued Mortgage-Backed Securities. The Ultra-Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, and Inflation Protected Securities Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
     Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if at any time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Taxable Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”). are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.
     Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

     CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
     Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
     Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Asset-Backed Securities
     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Each Fund may invest in asset-backed securities. The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Recent Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy
     The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted (and continue to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Since 2008, the market for Mortgage-Backed Securities (as well as other asset-backed securities) has been particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets have seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal and Italy, as well as the sustainability of the European Union itself. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.
     The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by the Fund. Additionally, a lack of credit liquidity, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Fund.
     The U.S. Government, the Federal Reserve, the Treasury, the Securities and Exchange Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the Securities and Exchange Commission, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.
     Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which the Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Fund may invest in as described above).

     The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities and other asset-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by the Fund may experience further declines after they are purchased by the Fund.
Collateralized Loan Obligations
     The Core Fixed Income Fund, Core Plus Fixed Income Fund, Global Income Fund, Inflation Protected Securities Fund, High Yield Fund, Investment Grade Credit Fund and U.S. Mortgages Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, where an active dealer market exists for a CDO, that CDO may qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act and be eligible for resale to qualified institutional buyers. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Loans and Loan Participations
     The Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund acts as co-lender in connection with a participation interest or when such Fund acquires certain participation interests, that Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund will normally be regarded as illiquid.
     For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
     Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “TAXATION.”
Variable and Floating Rate Securities
     The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.
     Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.
Preferred Stock, Warrants and Rights
     The Enhanced Income, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may invest in preferred stock and the Enhanced Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may invest in warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Corporate Debt Obligations
     Each Fund (other than the Short Duration Government Fund) may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Corporate Debt Obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Commercial Paper and Other Short-Term Corporate Obligations
     Each Fund (other than the Short Duration Government Fund) may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Trust Preferreds
     Each Fund (other than the Short Duration Government Fund) may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
High Yield Securities
     Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds,” are non-investment grade, and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).
     The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation

Protected Securities Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Funds in respect of accrued interest income on securities which are subsequently written off, even though the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds have not received any cash payments of such interest.
     The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities and the secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds. A less liquid secondary market also may make it more difficult for the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds to obtain precise valuations of the high yield securities in their portfolios.
     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
     Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds experience net redemptions of their shares, they may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the portfolios of the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds and increasing the exposure of the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds to the risks of high yield securities.
     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the portfolios of the Core Plus Fixed Income, High Yield Municipal, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Bank Obligations
     Enhanced Income, Ultra-Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may each invest in obligations issued or guaranteed by U.S. and, except with respect to Ultra-Short Duration Government and Government Income Funds, foreign banks (Enhanced Income Fund may only invest in U.S. dollar denominated securities.). Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.
     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks which satisfy the standards set forth above.
Municipal Securities
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Inflation Protected Securities Funds may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Inflation Protected Securities Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, High Yield Municipal, High Yield, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds may also invest in taxable Municipal Securities.
     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Dividends paid by the Funds, other than the Tax Exempt Funds, that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.
     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
     The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.
          As of March 31, 2010, the High Yield Municipal Fund had invested more than 8.03% of its total assets in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property. Due to the concentration of these securities in the High Yield Municipal Fund’s portfolio, the net asset value of the High Yield Municipal Fund could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner s inability to continue to pay the tax assessments underlying the special assessment bonds. In addition, the homebuilding industry in Florida is currently undergoing significant slowing, which could affect the financial health of real estate developers, builders or homeowners. In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, the Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by the Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by the High Yield Municipal Fund.
     For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.
     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
     While the Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal circumstances, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities and the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds’ liquidity and value. In such an event the Board of Trustees would reevaluate the Funds’ investment objectives and policies.
     Municipal Leases, Certificates of Participation and Other Participation Interests. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Inflation Protected Securities Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, High Yield Municipal, High Yield, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
     Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
     Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
     Private Activity Bonds. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax exempt interest it receives from any source will be taxable for regular federal income tax purposes.
     Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
     Auction Rate Securities. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and

Inflation Protected Securities Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.
     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).
     A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
     Insurance. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Inflation Protected Securities Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Inflation Protected Securities Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.
     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by High Yield Municipal Fund and High Yield Fund will not be subject to this requirement.
     Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund’s quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.
     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
     The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.
     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
     Tobacco Settlement Revenue Bonds. The Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund may each invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.
     The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Foreign Investments
     Enhanced Income, Core Fixed Income, Core Plus Fixed Income, U.S. Mortgages, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may invest in securities of foreign issuers and Core Fixed Income, Core Plus Fixed Income, U.S. Mortgages, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt Funds may also invest in fixed income securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
     With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation or war. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in the securities of foreign issuers often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.
     Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Enhanced Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, or Inflation Protected Securities Fund is uninvested and no return is earned on such assets. The inability of Enhanced Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, U.S. Mortgages, Investment Grade Credit Fund, Global Fund Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, or Inflation Protected Securities Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Enhanced Income Fund, Core Plus Fixed Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, or Inflation Protected Securities Fund due to subsequent declines in value of the portfolio securities, or, if Enhanced Income Fund, Core Fixed Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Core Plus Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, or Inflation Protected Securities Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect Enhanced Income, Core Fixed Income, Core Plus Fixed Income, U.S. Mortgages, Investment Grade Credit, High Yield, Global Income, Emerging Markets Debt, Local Emerging Markets Debt, or Inflation Protected Securities Funds’ investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.
     Foreign Government Obligations. Foreign government obligations include sovereign debt and other fixed income securities or obligation issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Emerging Countries
     Market Characteristics. Of the Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, and High Yield Funds’ investments in foreign securities, 10%, 15%, 10%, 10% and 25% of their respective total assets may be invested in emerging countries. The Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds are not limited in the amount of its assets that may be invested in emerging countries. Investment in debt securities of emerging country issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
     A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.
     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.
     Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
     Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.
     Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.
     The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
     To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
     Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
     As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.
     Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
     Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

     Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
     Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
     The Core Plus Fixed Income Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Core Plus Fixed Income Fund’s, Emerging Markets Debt Fund’s, Investment Grade Credit Fund’s, Local Emerging Markets Debt Fund’s, and Inflation Protected Securities Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.
     Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Core Plus Fixed Income Fund’s, Investment Grade Credit Fund’s, Local Emerging Markets Debt Fund’s, and Emerging Markets Debt Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
     Forward Foreign Currency Exchange Contracts. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. U.S. Mortgages Fund may enter into forward foreign currency exchange contracts for hedging purposes only. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract, Core Fixed Income Fund, Core Plus Fixed Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, or Inflation Protected Securities Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
     Core Fixed Income Fund, Core Plus Fixed Income, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt, or Inflation Protected Securities Fund may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund’s assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of the Fund’s commitments with respect to such contracts. Global Income, Core Fixed Income, Core Plus Fixed Income, U.S. Mortgages, Investment Grade Credit, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds will not enter into a forward contract with a term of greater than one year.
     While Core Fixed Income, Core Plus Fixed Income, U.S. Mortgages, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Investing in Central and South American Countries
     A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
     In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
     In addition, substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
     The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.
     International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
     Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars
     Each Fund may enter into interest rate, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. In addition, Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed

Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, and Inflation Protected Securities Funds may enter into mortgage swaps; and Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield, Global Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may enter into currency swaps. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
     Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
     Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.
     A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for gross payment stream in another designated currency. Therefore, the payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
     A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
     To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
     The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.
     In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.
Options on Securities and Securities Indices
     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. In the case of the Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt, or Local Emerging Markets Debt Fund segregated cash or liquid assets may be quoted or denominated in any currency.
     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
     The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. A Fund (except the U.S. Mortgages Fund) may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     Writing and Purchasing Currency Call and Put Options. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt Funds may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Core Fixed Income, Core Plus Fixed Income, Global Income, High Yield, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase call options on currency to seek to increase total return.
     A currency call option written by Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, or Inflation Protected Securities Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.
     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
     Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
     Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
     In addition to using options for the hedging purposes described above, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities

Funds may use options on currency to seek to increase total return. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds would realize either no gain or a loss on the purchase of the put option.
     Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
     Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of an Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to correctly anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of the Global Income, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds and any other financial instruments and indices. Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit.
     A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities (except the U.S. Mortgages Fund), currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, these Funds may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies Using Futures Contracts. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Funds to segregate cash or liquid assets. The Funds may cover their transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
Combined Transactions
     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Mortgage Dollar Rolls
     The Taxable Funds (other than Enhanced Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt, and Inflation Protected Securities Fund) may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.
     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Convertible Securities
     The Enhanced Income, Short Duration Tax-Free, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
Lending of Portfolio Securities
     Each Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, a Fund attempts to increase its net investment income.

     Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations.
     With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. If the Fund would receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
     For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Fund will not have the right to vote its loaned securities during the period of the loan, but a Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.
     Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral).
     The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.
     A Fund’s Board of Trustees may approve the Fund’s participation in a securities lending program and adopt policies and procedures relating thereto. A Fund may retain an affiliate of the Investment Adviser to serve as its securities lending agent.
     For its services, the securities lending agent may receive a fee from a Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. A Fund’s Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under a Fund’s securities lending program, subject to certain conditions.
     Currently, the Funds invest collateral from their securities lending program in the Enhanced Portfolio and Enhanced Portfolio II (each, an “Enhanced Portfolio,” and collectively, the “Enhanced Portfolios”), both series of the Boston Global Investment Trust. The Enhanced Portfolios are exempt from registration under Section 3(c)(7) of the 1940 Act and are managed by GSAM. The Enhanced Portfolios invest in short-term investments, but are not “money market funds” subject to the requirements of Rule 2a-7 under the 1940 Act.

     The Enhanced Portfolios may invest in U.S. dollar denominated securities only. Their portfolios may include, among other things, money market instruments, such as U.S. Treasury Bills, U.S. agency obligations, time deposits, discount notes, commercial paper, banker’s acceptances, certificates of deposit, Yankee CDs and Euro CDs. Additionally, the Enhanced Portfolios may invest in certain collateralized repurchase agreements; notes, bonds and debentures issued by the U.S. Treasury, U.S. government agencies and U.S. corporations; U.S. Treasury STRIPS; Rule 2a-7 money market mutual funds (with respect to up to 10% of their portfolios), and other mutual funds (with respect to up to an additional 10% of their portfolios) having longer maturities than money market funds, but which have investment policies limiting their investments to securities of comparable credit quality to those of a Rule 2a-7 money market mutual fund; issues of sovereign foreign governments, supranational entities and foreign corporations denominated in U.S. dollars; floating rate and variable rate instruments; and asset-backed or mortgage-backed securities.
     The Enhanced Portfolios may not invest in inverse, capped, COFI-indexed, CMT-indexed or range floaters; Certificates of Accrual on Treasury Securities (CATS); Treasury Investors Growth Receipts (TIGRS); Real Estate Mortgage Investment Conduits (REMICS); Collateralized Mortgage Obligations (CMOs) (or strips thereof); Guaranteed Investment Contracts (GICs); or Bank Investment Contracts (BICs).
     Generally, the Enhanced Portfolios’ investments must carry a credit rating no lower than A-1 by S&P, P-1 by Moody’s, F-1 by Fitch, or a comparable rating from any other NRSRO. If an issuer also has a long-term debt rating by S&P, Moody’s and/or Fitch, such rating or ratings must be A-2, A or A or better, respectively, or a comparable rating from any other NRSRO. If the Enhanced Portfolios invest in sovereign debt obligations, the issuing entity must have a minimum rating of AA by S&P or a comparable rating from any other NRSRO.
     Under normal market conditions, each Enhanced Portfolio maintains a minimum overnight liquidity of 15% of the assets in its portfolio. The dollar weighted average maturity of each Enhanced Portfolio is maintained at a maximum of 90 days. No more than 10% of each Enhanced Portfolio’s total assets may be invested in illiquid investments.
     No more than 5% of each Enhanced Portfolio may be invested in the obligations of any one issuer (including any affiliates), except that more than 5% of the total assets may be invested in Government Securities, as defined in Rule 2a-7. This 5% limitation includes all counterparty exposure (with the exception of repurchase agreements), which is diversified by reference to the underlying securities. Compliance with the diversification requirements is calculated immediately after an investment is made, and is not violated by reason of post-investment fluctuations in market value. A maximum of 25% of the value of each Enhanced Portfolio may be concentrated in instruments issued from any one foreign country. Except for the banking and finance industries, a maximum of 25% of the total assets of each Enhanced Portfolio may be invested in obligations of issuers having their principal business in the same industry. Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities may be used without limitation.
     Determination of whether an investment is acceptable will be made at the time of purchase. All percentage limitations shall be applied at the time of purchase unless otherwise noted. If an investment ceases to be an acceptable investment for the Enhanced Portfolios because of a rating downgrade or other action, GSAM may dispose of such investment if, in its judgment, it is prudent to do so in light of the investment objectives of the Enhanced Portfolios, but shall not be obligated to do so.
Restricted and Illiquid Securities
     Each Fund may purchase securities that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities unless, based upon a review of the trading markets for the specific Restricted Securities, such Restricted Securities are determined to be liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the function of determining and monitoring the liquidity of the Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.
     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

When-Issued and Forward Commitment Securities
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Other Investment Companies
     Each Fund may invest in securities of other investment companies, including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.
     Core Fixed Income Fund, Core Plus Fixed Income, Investment Grade Credit, Global Income Fund, High Yield, Emerging Markets Debt, Inflation Protected Securities and Local Emerging Markets Debt Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
     ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. With respect to Enhanced Income Fund, Core Fixed Income Fund, Core Plus Fixed Income, Global Income Fund, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds, these repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.
     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Taxable Investments
     The Tax Exempt Funds may invest in the taxable money market instruments described in the foregoing sections. When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective of providing income except from federal and/or applicable state or local taxes.

Senior Loans
     The Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
     Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in the a Fund’s net asset value as a result of changes in market interest rates. The Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are not subject to any restrictions with respect to the maturity of Senior Loans held in their portfolios. As a result, as short-term interest rates increase, interest payable to these Funds from their investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund from their investments in Senior Loans should decrease. Because of prepayments, the Investment Adviser expects the average life of the Senior Loans in which each of the Funds invest to be shorter than the stated maturity.
     Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund, a reduction in the value of the investment and a potential decrease in the Funds’ net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the a Fund’s performance.
     Many Senior Loans in which each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund will invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Investment Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.
     No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the net asset value of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund or Local Emerging Markets Debt Fund. In addition, each of the Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, a Fund’s yield may be lower.
     When interest rates decline, the value of a Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund or Local Emerging Markets Debt Fund invest in floating-rate Senior Loans, these Funds’ portfolios may be less volatile and less sensitive to changes in market interest rates than if these Funds invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in a Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund or Local Emerging Markets Debt Fund.
     Each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.
     Each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may purchase Senior Loans on a direct assignment basis. If a Fund purchases a Senior Loan on direct assignment, they typically succeed to all the rights and obligations under the loan agreement of the assigning lender and become a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Funds. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
     Each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may also purchase, without limitation, participations in Senior Loans. The participation by a Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund intends to invest may not be rated by any nationally recognized rating service.
     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the net asset value of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund than if that valuation were based on available market quotations. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to invest only in indebtedness for which, in the view of the Investment Adviser, there is a readily available market at the time of the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of a Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by the Fund.
Second Lien Loans
     Each of the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”), which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Investment Grade Credit Fund, High Yield Fund, Emerging Markets Debt Fund or Local Emerging Markets Debt Fund.
     This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Portfolio Maturity
     Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
Temporary Investments
     Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO; certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; cash; cash equivalents; and certain exchange-traded funds. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. When a Fund purchases a TBA mortgage, it can either receive the underlying pools of the TBA mortgage or roll it forward a month. The portfolio turnover rate increases when a Fund rolls the TBA forward. During the fiscal year ended March 31, 2010, the Core Fixed Income, Core Plus Fixed Income, Global Income, Investment Grade Credit, Short Duration Government, Ultra Short Duration Government and U.S. Mortgages Funds’ portfolio turnover rate changed significantly from the prior fiscal year’s portfolio turnover rate because of an increase in purchases (due to market opportunities, including taking advantage of undervalued securities) and sales (due to, for example, falling credit ratings and bond defaults) of securities. During the fiscal year ended March 31, 2010, the Enhanced Income and Local Emerging Markets Debt Funds’ portfolio turnover changed significantly from the prior fiscal year’s portfolio turnover rate because of increases in net assets. The portfolio turnover amounts for the Core Plus Fixed Income Fund, U.S. Mortgages Fund, Government Income Fund, Core Fixed Income Fund, Ultra-Short Duration Government Fund and Short Duration Government Fund previously reported in the Funds’ most recent annual reports for the year ended March 31, 2010 have been adjusted to exclude certain “To Be Announced” activity where a mortgage security was delivered.
Special Note Regarding Market Events
     Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.
     The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.
Non-Diversified Status
     Because Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund are each “non-diversified” under the Act, they are subject only to certain federal tax diversification requirements. Under federal tax laws, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may each, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. In addition, the policies of Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund to invest under normal market conditions at least 80% of their respective Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and, in the case of the Short Duration Tax-Free Fund only, is not a tax preference item under the federal alternative minimum tax, are fundamental policies. The policy of Inflation Protected Securities Fund to invest under normal circumstances at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS, is a fundamental policy. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of a Fund means the vote of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.
     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.
As a matter of fundamental policy, a Fund may not:
(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

(2)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the U.S. Mortgages Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income, Short Duration Tax-Free and High Yield Municipal Funds may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

(3)	Borrow money, except (a) each Fund (other than the U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund), may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (c) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (d) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (e) a Fund may purchase securities on margin to the extent permitted by applicable law; and (f) a Fund (other than Local Emerging Markets Debt Fund) may engage in transactions in mortgage dollar rolls which are accounted for as financings.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) (U.S. Mortgages, Investment Grade Credit, Emerging Markets Debt and Local Emerging Markets Debt Funds only) loans to affiliates of the Fund to the extent permitted by law;

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(6)(a)	For each Fund other than Core Fixed Income Fund and Core Plus Fixed Income Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

(6)(b)	In the case of Core Fixed Income Fund and Core Plus Fixed Income Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	Issue senior securities to the extent such issuance would violate applicable law.
     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
A Fund may not:
(1)	Invest in companies for the purpose of exercising control or management;

(2)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(3)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation); or

(4)	Make short sales of securities, except short sales against-the-box.
TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
     The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of six Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.
     The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
     The Board has established six standing committees — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.
     The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust
     Information pertaining to the Trustees of the Trust as of July 29, 2010 is set forth below.
Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989–2004); Member of Cornell University Council (1992–2004 and 2006–Present); Trustee of the Walnut Street Theater (1992–2004); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (November 1998–2007), and Equity-Linked Investors II (April 2002–2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000–2003). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975–May 2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009–Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007–Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000–June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999–January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); President, COO and Director, Cardean Learning Group (1999–2003); Director, Cantilever Technologies, Inc. (a private software company) (1999–2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987–Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001–2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002–May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999–Present); Consultant to GSAM (December 1994–May 1999); and Limited Partner, Goldman Sachs (December 1994–May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of July 29, 2010, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
     The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of July 29, 2010 that led the Board to conclude that such individual should serve as a Trustee.
     Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Mr. Bakhru serves as President of ABN Associates, a management and financial consulting firm, and is a Director of Apollo Investment Corporation, a business development company. Previously, Mr. Bakhru was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. Previously, Mr. Bakhru held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.
     John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of its Executive Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors and a member of its Executive Committee. Mr. Coblentz also currently serves as a Director and chairman of the finance committee of Elderhostel, Inc., a not-for-profit organization. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.
     Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as Vice Chair of the Board of Trustees of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company, where she worked for 20 years. While at The Washington Post Company, Ms. Daniels served as Vice Present, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.
     Patrick T. Harker. Mr. Harker has served as Trustee since 2000. Mr. Harker is President of the University of Delaware and serves as a professor of business administration and as a professor of civil and environmental engineering. Mr. Harker also serves as a Director of Pepco Holdings, Inc. and is a founding member of the Board of Advisors for Decision Lens, Inc. Mr. Harker also served as Dean of The Wharton School, University of Pennsylvania and was a professor and chairman of the Department of Operations and Information Management. Based on the foregoing, Mr. Harker is experienced with financial and investment matters.
     Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer is also member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.
     Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee of the University of Chicago, Chairman of its Audit Committee and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.
     James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.
     Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation and Brokerage Allocation Committees. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.
Officers of the Trust
     Information pertaining to the officers of the Trust as of July 29, 2010 is set forth below.

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 47	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007–Present); Senior Vice President–Goldman Sachs Mutual Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001–2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007–Present and December 2002–May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 38	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007–Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005–2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998–2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009- Present); Senior Vice President – Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000–Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999–2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 46	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 50	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999–Present); and Vice President of GSAM (April 1997–December 1999). Vice President—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006–Present); Vice President, GSAM (June 1998–Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 47	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986–Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 42	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005–Present); Vice President, Goldman Sachs (August 2000–November 2005); Senior Vice President—Dreyfus Service Corp (1999–2000); and Vice President—Dreyfus Service Corp (1996–1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

Jeffrey D. Matthes 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004–Present); and Associate, Goldman Sachs (December 2002–December 2004). Vice President—Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 30 Hudson Street Jersey City, NJ 07302 Age: 35	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007–Present); Associate, Goldman Sachs (December 2005–December 2007); Analyst, Goldman Sachs (January 2004–December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.
Miriam Cytryn 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 45	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997-2007). Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006–Present); Associate General Counsel, Goldman Sachs (2002–Present); Vice President, Goldman Sachs (1999–2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006–Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003–2006).

Dave Fishman 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 47	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years

George Djurasovic 200 West Street New York, NY 10282 Age: 39	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005–Present); Associate General Counsel, Goldman Sachs (2006–Present); Assistant General Counsel, Goldman Sachs (2005–2006); Senior Counsel, TIAA – CREF (2004–2005); and Counsel, TIAA – CREF (2000–2004).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patricia Meyer 200 West Street New York, NY 10282 Age: 36	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006–Present); Associate General Counsel, Goldman Sachs (2009-Present); Assistant General Counsel, Goldman Sachs (September 2006 – December 2008); and Associate, Simpson Thacher & Bartlett LLP (2000–2006).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Mark T. Robertson 200 West Street New York, NY 10282 Age: 33	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007–Present); Assistant General Counsel, Goldman Sachs (April 2007–Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004–2007); and Solicitor, Corrs Chambers Westgarth (2002–2003).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 39	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005–Present); Associate, Goldman Sachs (2001–2005); and Analyst, Goldman Sachs (1994–2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patrick O’Callaghan 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000-Present); Associate, Goldman Sachs (1998-2000); Analyst, Goldman Sachs (1995-1998). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

James McCarthy 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2009	Managing Director, Goldman Sachs (2003-Present); Vice President, Goldman Sachs (1996-2003); Portfolio Manager, Goldman Sachs (1995-1996). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 36	Assistant Secretary	Since 2010	Vice President, Goldman Sachs (April 2009-Present); Assistant General Counsel, Goldman Sachs (April 2009-Present); Attorney, Axiom Legal (2007-2009); Vice President and Counsel, AllianceBernstein, L.P. (2001-2007).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees
     The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended March 31, 2010.
     The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended March 31, 2010. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met two times during the fiscal year ended March 31, 2010. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended March 31, 2010. The Valuation Committee reports periodically to the Board.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended March 31, 2010.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met two times during the fiscal year ended March 31, 2010. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
     The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.
     The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.
     Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and the GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust as of December 31, 2009.

Aggregate Dollar Range of
Equity Securities in All
Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]
Ashok N. Bakhru	High Yield Fund: Over $100,000	Over $100,000

John P. Coblentz, Jr.	High Yield Fund: Over $100,000 Core Fixed Income Fund: $10,001 — $50,000	Over $100,000

Diana M. Daniels	Municipal Income Fund: $50,001-$100,000 Local Emerging Markets Debt Fund: $10,001 — $50,000 Short Duration Tax-Free Fund: Over $100,000 Inflation Protected Securitie Fund: $50,001 — $100,000	Over $100,000

Patrick T. Harker	None.	Over $100,000

James A. McNamara	High Yield Municipal Fund: $1-$10,000	Over $100,000

Jessica Palmer	Municipal Income Fund: $50,001 — $100,000	Over $100,000

Alan A. Shuch	None.	Over $100,000

Richard P. Strubel	None.	Over $100,000

1	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.

2	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Variable Insurance Trust. As of December 31, 2009, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios, and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

     As of July 9, 2010, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2010:

Trustee Compensation

		Ultra-Short
		Duration	Short Duration	Short Duration	Government	Municipal
Name of Trustee	Enhanced Income	Government	Government	Tax-Free	Income	Income

Ashok N. Bakhru[1]	$3,252	$3,224	$3,430	$3,334	$3,232	$3,210
John P. Coblentz[2]	2,601	2,573	2,778	2,682	2,580	2,558
Diana M. Daniels	2,342	2,315	2,520	2,424	2,322	2,300
Patrick T. Harker	2,342	2,315	2,520	2,424	2,322	2,300
James A. McNamara[3]	—	—	—	—	—	—
Jessica Palmer	2,342	2,315	2,520	2,424	2,322	2,300
Alan A. Shuch[3]	—	—	—	—	—	—
Richard P. Strubel	2,342	2,315	2,520	2,424	2,322	2,300

		Core Fixed	Core Plus	Investment		High Yield
Name of Trustee	U.S. Mortgages	Income	Fixed Income	Grade Credit	Global Income	Municipal

Ashok N. Bakhru[1]	$3,196	$3,278	$3,186	$3,209	$3,230	$3,428
John P. Coblentz[2]	2,545	2,626	2,534	2,558	2,579	2,776
Diana M. Daniels	2,287	2,368	2,276	2,300	2,321	2,518
Patrick T. Harker	2,287	2,368	2,276	2,300	2,321	2,518
James A. McNamara[3]	—	—	—	—	—	—
Jessica Palmer	2,287	2,368	2,276	2,300	2,321	2,518
Alan A. Shuch[3]	—	—	—	—	—	—
Richard P. Strubel	2,287	2,368	2,276	2,300	2,321	2,518

			Inflation	Local
		Emerging	Protected	Emerging
Name of Trustee	High Yield	Markets Debt	Securities[3]	Markets Debt[4]

Ashok N. Bakhru[1]	$3,608	$3,192	$3,181	$3,218
John P. Coblentz[2]	2,956	2,540	2,530	2,567
Diana M. Daniels	2,698	2,282	2,272	2,309
Patrick T. Harker	2,698	2,282	2,272	2,309
James A. McNamara[3]	—	—	—	—
Jessica Palmer	2,698	2,282	2,272	2,309
Alan A. Shuch[3]	—	—	—	—
Richard P. Strubel	2,698	2,282	2,272	2,309

		Pension or Retirement	Total Compensation From
	Aggregate Compensation	Benefits Accrued as Part of	Fund Complex (including the
Name of Trustee	from the Funds	the Trust’s Expenses	Funds)**

Ashok N. Bakhru[1]	$52,410	$0	$336,625
John P. Coblentz[2]	41,983	0	188,000
Diana M. Daniels	41,983	0	214,250
Patrick T. Harker	37,853	0	164,000
James A. McNamara[3]	—	—	—
Jessica Palmer	37,853	0	164,000
Alan A. Shuch[3]	—	—	—
Richard P. Strubel	37,853	0	164,000

**	Represents fees paid to each Trustee during the fiscal year ended March 31, 2010 from the Goldman Sachs Mutual Fund Complex. The Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. The Trust consisted of 83 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios as of March 31, 2010. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.

1	Includes compensation as Board Chairman.

2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

3	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Funds or the Goldman Sachs Mutual Fund Complex.

Miscellaneous
     Class A Shares of the Funds may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as the Investment Adviser to Enhanced Income Fund, Ultra-Short Duration Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund pursuant to Management Agreements. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as Investment Adviser to Global Income Fund pursuant to a Management Agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 3,000 equity securities, 350 fixed income securities and 25 stock markets in more than 50 economies and regions. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers subject to Chinese Wall restrictions.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In planning the Tax Exempt Funds’ strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Investment Adviser’s embedded option valuation model provides a picture of an individual security’s relative value and the portfolio’s overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax Exempt Funds’ yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser has assembled an experienced team of professionals for selection of the Tax Exempt Funds’ portfolio securities.
     In structuring Ultra-Short Duration Government Fund’s and Short Duration Government Fund’s respective securities portfolio, the Investment Adviser will review the existing overall economic and mortgage market trends. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund’s investment guidelines. With respect to Ultra-Short Duration Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a “relative value” portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest-only SMBS).
     With respect to Ultra-Short Duration Government Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, and High Yield Fund, the applicable Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (“OAS”) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security’s interest rate risk by computing an option adjusted duration (“OAD”). The Investment Adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund’s duration targets and cash flow pattern requirements.
     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.
     The Investment Adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for Ultra-Short Duration Government Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Investment Grade Credit Fund, and High Yield Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the Investment Adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.
     The Investment Adviser also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Investment Adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.
     Goldman Sachs has agreed to provide the Investment Adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Adviser with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.
     With respect to the Enhanced Income Fund, the Investment Adviser will review the existing overall economic trends in structuring the Fund’s securities portfolio. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the Fund’s investment guidelines. The Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government and other securities and to employ this technology periodically to re-evaluate the Fund’s investments as market conditions change.
     The fixed income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund’s investments.
     In addition to fixed income research and credit research, the Investment Adviser, in managing Global Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund, is supported by Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     In allocating assets in the Core Plus Fixed Income Fund’s, Investment Grade Credit Fund’s, Global Income Fund’s, Emerging Markets Debt Fund’s, and Local Emerging Markets Debt Fund’s portfolios among currencies, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.
     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 17, 2009 with respect to the Funds. These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds which commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Funds prior to the Fund’s commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2009 is available in the Trust’s semi-annual report for the period ended September 30, 2009, and a discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2010 will be available in the Trust’s semi-annual report for the period ended September 30, 2010.
     Each Management Agreement will remain in effect until June 30, 2010 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such respective Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended March 31, 2010:

		Actual Rate for the Fiscal Year Ended
Fund	Contractual Rate	March 31, 2010
GSAM-Advised Funds
Enhanced Income Fund	0.25% on the first $1 billion	0.20%[1]
	0.23% on the next $1 billion
	0.22% on the next $3 billion
	0.22% on the next $3 billion
	0.22% over $8 billion

Ultra-Short Duration Government Fund	0.40% on the first $1 billion	0.40%
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

Short Duration Government Fund	0.50% on the first $1 billion	0.46%
	0.45% on the next $1 billion
	0.43% on the next $3 billion
	0.42% on the next $3 billion
	0.41% over $8 billion

Short Duration Tax-Free Fund	0.40% on the first $1 billion	0.35%[1]
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

Government Income Fund	0.54% on the first $1 billion	0.54%
	0.49% on the next $1 billion
	0.47% on the next $3 billion
	0.46% on the next $3 billion
	0.45% over $8 billion

Municipal Income Fund	0.55% on the first $1 billion	0.50%[1]
	0.50% on the next $1 billion
	0.48% on the next $3 billion
	0.47% on the next $3 billion
	0.46% over $8 billion

U.S. Mortgages Fund	0.40% on the first $1 billion	0.33%[1]
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

Core Fixed Income Fund	0.40% on the first $1 billion	0.39%
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

Core Plus Fixed Income Fund	0.45% on the first $1 billion	0.45%
	0.41% on the next $1 billion
	0.39% on the next $3 billion
	0.38% on the next $3 billion
	0.37% over $8 billion

Investment Grade Credit Fund	0.40% on the first $1 billion	0.33%[1]
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

High Yield Municipal Fund	0.55% on the first $2 billion	0.53%
	0.50% on the next $3 billion
	0.48% on the next $3 billion
	0.47% over $8 billion

		Actual Rate for the Fiscal Year Ended
Fund	Contractual Rate	March 31, 2010
High Yield Fund	0.70% on the first $2 billion	0.65%
	0.63% on the next $3 billion
	0.60% on the next $3 billion
	0.59% over $8 billion

Emerging Markets Debt Fund	0.80% on the first $2 billion	0.80%
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion

Local Emerging Markets Debt Fund	0.90% on the first $2 billion	0.90%
	0.81% on the next $3 billion
	0.77% on the next $3 billion
	0.75% over $8 billion

Inflation Protected Securities Fund	0.33% on the first $1 billion	0.25 [1]
	0.30% on the next $1 billion
	0.28% on the first $3 billion
	0.27% on the next $3 billion
	0.26% over $8 billion

GSAMI-Advised Fund
Global Income Fund	0.65% on the first $1 billion	0.65%
	0.59% on the next $1 billion
	0.56% on the first $3 billion
	0.55% on the next $3 billion
	0.54% over $8 billion

1	Inclusive of voluntary management fee waivers equal to 0.05%, 0.05%, 0.05%, 0.07%, 0.07% and 0.08% based on the average daily net assets of the Enhanced Income, Short Duration Tax-Free, Municipal Income, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds, respectively. These voluntary fee waivers remain in place as of July 29, 2010. In the absence of such fee waivers, the management fees for the Enhanced Income, Short Duration Tax-Free, Municipal Income, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds would be equal to 0.25%, 0.40%, 0.55%, 0.40%, 0.40% and 0.33%, respectively.

     For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007, the amounts of the fees (net of fee waivers) incurred by each Fund then in existence under the Management Agreements:

			For the Period
	Fiscal Year ended	Fiscal Year ended	November 1, 2007 to	Fiscal Year ended
Fund	March 31, 2010	March 31, 2009	March 31, 2008*	October 31, 2007
Enhanced Income Fund(1)	$1,684,050	$483,092	$227,905	$495,829
Ultra-Short Duration Government Fund	2,235,040	1,533,651	840,640	1,858,182
Short Duration Government Fund	13,647,512	7,126,484	2,141,853	4,265,756
Short Duration Tax-Free Fund(2)	5,134,971	1,552,210	503,528	1,141,784
Government Income Fund	5,282,824	5,118,632	2,065,633	3,717,686
Municipal Income Fund(3)	3,008,356	3,142,715	1,393,765	2,967,185
Core Fixed Income Fund	5,829,377	7,240,470	3,928,030	8,735,012
Global Income Fund	5,839,182	7,449,845	3,999,111	7,976,391
High Yield Municipal Fund	15,651,431	19,663,521	14,001,261	40,738,706
High Yield Fund	35,125,901	23,268,117	9,912,116	21,697,308
Emerging Markets Debt Fund	1,887,492	1,565,711	896,395	1,689,330
U.S. Mortgages Fund(4)	1,525,974	2,439,399	968,229	1,456,987
Investment Grade Credit Fund(4)	1,587,703	785,841	355,481	761,036
Core Plus Fixed Income Fund(5)	897,364	533,419	228,325	368,281
Inflation Protected Securities Fund(6) (7)	395,803	186,867	20,469	—
Local Emerging Markets Debt Fund(8)	2,205,875	1,121,739	49,931	—

*	The Funds (other than Inflation Protected Securities Fund, which has always had a March 31 fiscal year end) changed their fiscal year end from October 31 to March 31, effective November 1, 2007.

(1)	Had voluntary fee waiver agreements not been in effect, Enhanced Income Fund would have paid advisory fees of $2,105,062, $603,866, $284,881 and $619,712, respectively, for the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007.

(2)	Had voluntary fee waiver agreements not been in effect, Short Duration Tax-Free Fund would have paid advisory fees of $5,687,646, $1,774,772, $577,040 and $1,305,224, respectively, for the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007.

(3)	Had voluntary fee waiver agreements not been in effect, Municipal Income Fund would have paid advisory fees of $3,309,199, $3,456,979, $1,537,344 and $3,267,463, respectively, for the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007.

(4)	Had the voluntary fee waiver agreements not been in effect, U.S. Mortgages and Investment Grade Credit Funds would have paid advisory fees of $1,849,666 and $1,924,703, respectively, for the fiscal year ended March 31, 2010, $2,956,848 and $952,536, respectively, for the fiscal year ended March 31, 2009, $1,173,611 and $430,866, respectively, for the five month fiscal period ended March 31, 2008, $1,766,045 and $922,468, respectively, for the fiscal year ended October 31, 2007.

(5)	The Core Plus Fixed Income Fund commenced operations on November 30, 2006.

(6)	The Inflation Protected Securities Fund commenced operations on August 31, 2007.

(7)	Had voluntary fee waiver agreements not been in effect, Inflation Protected Securities Fund would have paid advisory fees of $522,459 for the fiscal year ended March 31, 2010, and $246,664 and $27,011, respectively, for the fiscal year ended March 31, 2009 and the period from August 31, 2007 through March 31, 2008.

(8)	The Local Emerging Markets Debt Fund commenced operations on February 15, 2008.

     GSAM and GSAMI may discontinue or modify the above voluntary fee waiver agreements in the future at their discretion.
     Each Investment Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds); (ii) providing the Funds, to the extent not provided pursuant to the agreement with the Trust’s custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds’ expense, of each Fund’s tax returns, reports to shareholders, periodic updating of the Funds’ prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities; (iv) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (v) maintaining all of the Funds’ records other than those maintained pursuant to such agreements.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following tables discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management (unless otherwise noted, the information below is provided as of March 31, 2010).

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment		Other Pooled Investment				Registered Investment
	Companies		Vehicle		Other Accounts		Companies		Other Pooled Investment Vehicle		Other Accounts
	Number of		Number of	Assets	Number of		Number of	Assets	Number of		Number of
Name of Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed	Accounts	Assets Managed

Enhanced Income Fund
U.S. Fixed Income-Investment Management Team
James McCarthy	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	5.693 billion
Dave Fishman	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	5.693 billion
Ultra-Short Duration Government Fund
U.S. Fixed Income- Investment Management Team
James McCarthy	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	5.693 billion
Dave Fishman	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	5.693 billion

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment
	Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of		Number of		Number of		Number of
Name of Portfolio Manager	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed

Short Duration Government Fund
U.S. Fixed Income- Investment Management Team
James McCarthy	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	$5.693 billion
Dave Fishman	6	$7.893 billion	2	36	53	$25.225 billion	0	0	0	0	15	$5.693 billion
Short Duration Tax-Free Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0
Scott Diamond	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of		Number of		Number of		Number of
Name of Portfolio Manager	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed

Government Income Fund
U.S. Fixed Income- Investment Management Team
Mark Van Wyk	57	$22.011 billion	45	$13.162 billion	515	$128.998 billion	4	$1.066 billion	19	$4.704 billion	53	$15.905 billion
Michael Swell	112	$37.037 billion	49	$13.557 billion	633	$151.440 billion	7	$1.187 billion	19	$4.704 billion	86	$20.905 billion
Municipal Income Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0
Scott Diamond	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
							Registered Investment		Other Pooled Investment
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
	Number of		Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets
Name of Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

U.S. Mortgages Fund
U.S. Fixed Income- Investment Management Team
Tom Teles	64	$24.819 billion	45	$13.162 billion	544	$145.759 billion	4	$1.066 billion	19	$4.704 billion	59	$18.506 billion
Peter D. Dion	64	$24.819 billion	45	$13.162 billion	544	$145.759 billion	4	$1.066 billion	19	$4.704 billion	59	$18.506 billion
Christopher Creed	64	$24.819 billion	45	$13.162 billion	544	$145.759 billion	4	$1.066 billion	19	$4.704 billion	59	$18.506 billion
Christopher Hogan	64	$24.819 billion	45	$13.162 billion	544	$145.759 billion	4	$1.066 billion	19	$4.704 billion	59	$18.506 billion
Core Fixed Income Fund
U.S. Fixed Income-Investment Management Team
Jonathan A. Beinner	142	$65.783 billion	52	$16.524 billion	2,288	$200.486 billion	7	$1.187 billion	19	$4.704 billion	93	$25.307 billion
Michael Swell	112	$37.037 billion	49	$13.557 billion	633	$151.440 billion	7	$1.187 billion	19	$4.704 billion	86	$20.905 billion
Core Plus Fixed Income Fund
U.S. Fixed Income-Investment Management Team
Jonathan A. Beinner	142	$65.783 billion	52	$16.524 billion	2,288	$200.486 billion	7	$1.187 billion	19	$4.704 billion	93	$25.307 billion
Michael Swell	112	$37.037 billion	49	$13.557 billion	633	$151.440 billion	7	$1.187 billion	19	$4.704 billion	86	$20.905 billion

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment		Other Pooled Investment				Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of		Number of	Assets	Number of	Assets	Number of	Assets
Name of Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Assets Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Investment Grade Credit Fund
U.S. Fixed Income-Investment Management Team
Lale Topcuoglu	78	$27.926 billion	23	$6.782 billion	574	$146.352 billion	2	$864 million	0	0	47	$17.807 billion
Ben Johnson	19	$6.839 billion	0	0	63	$13.713 billion	0	0	0	0	7	$1.799 billion
Global Income Fund
Global Fixed Income-Investment Management Team
Andrew Wilson	142	$65.783 billion	52	$16.524 billion	2,288	$200.486 billion	7	$1.187 billion	19	$4.704 billion	93	$25.307 billion
Iain Lindsay	112	$37.037 billion	49	$13.557 billion	633	$151.440 billion	7	$1.187 billion	19	$4.704 billion	86	$20.905 billion

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment		Other Pooled Investment				Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of		Number of	Assets	Number of	Assets	Number of	Assets
Name of Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Assets Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

High Yield Municipal Fund
U.S. Fixed Income-Municipal Investment Management Team
Ben Barber	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0
Scott Diamond	4	$6.713 billion	0	0	1,556	$19.895 billion	0	0	0	0	0	0
High Yield Fund
U.S. Fixed Income-High Yield Investment Management Team
Rob Cignarella	44	$23.681 billion	28	$11.344 billion	278	$74.566 billion	19	4,704	0	0	34	9,657
Rachel C. Golder	44	$23.681 billion	28	$11.344 billion	278	$74.566 billion	19	4,704	0	0	34	9,657
Roberta M. Goss	44	$23.681 billion	28	$11.344 billion	278	$74.566 billion	19	4,704	0	0	34	9,657

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment		Other Pooled Investment				Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets	Number of	Assets
Name of Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Emerging Markets Debt Fund
U.S. Fixed Income-Investment Management Team
Samuel Finkelstein	27	$13.043 billion	14	$3.317 billion	53	$3.861 billion	0	0	9	$3.173 billion	15	$1.135 billion
Ricardo Penfold	16	$12.031 billion	1	$18 million	11	$1.138 billion	0	0	0	0	2	$156 million
Inflation Protected Securities Fund
Mark Van Wyk	57	$22.011 billion	45	$13.162 billion	515	$128.998 billion	4	$1.066 billion	19	$4.704 billion	53	$15.905 billion
Local Emerging Markets Debt Fund
Global Fixed Income-Investment Management Team
Samuel Finkelstein	27	$13.043 billion	14	$3.317 billion	53	$3.861 billion	0	0	9	$3.173 billion	15	$1.135 billion
Ricardo Penfold	16	$12.031 billion	1	$18 million	11	$1.138 billion	0	0	0	0	2	$156 million

     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Compensation for portfolio managers of the Investment Advisers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Advisers and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
     The benchmarks for these Funds are:
Enhanced Income Fund: Goldman Sachs Enhanced Income Fund Composite Index (comprised of the Six-Month U.S. Treasury Bill Index (50%) and One-Year U.S. Treasury Note Index (50%))
Ultra-Short Duration Government Fund: Goldman Sachs Ultra-Short Duration Fund Composite Index (comprised of the Six-Month U.S. Treasury Bill Index (50%) and One-Year U.S. Treasury Note Index (50%))
Short Duration Government Fund: Two-Year U.S. Treasury Note Index
Short Duration Tax-Free Fund: Barclays Capital 1-3 Year Municipal Bond Index (formerly, the Lehman Brothers 1-3 Year Municipal Bond Index)
Government Income Fund: Barclays Capital Government/Mortgage Index (formerly, the Lehman Brothers Government/Mortgage Index)
Municipal Income Fund: Barclays Capital Aggregate Municipal Bond Index (formerly, the Lehman Brothers Aggregate Municipal Bond Index)
U.S. Mortgages Fund: Barclays Capital U.S. Securitized Bond Index (formerly, the Lehman Brothers U.S. Securitized Bond Index)
Core Fixed Income Fund: Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index)
Core Plus Fixed Income Fund: Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index)
Investment Grade Credit Fund: Barclays Capital U.S. Credit Index (formerly, the Lehman Brothers U.S. Credit Index)
Global Income Fund: Barclays Capital Global Aggregate Index (USD Hedged) (formerly, the Lehman Brothers Global Aggregate Index (USD Hedged))
High Yield Municipal Fund: Goldman Sachs High Yield Municipal Fund Composite Index (comprised of the Barclays Capital Aggregate Municipal Bond Index (formerly, the Lehman Brothers Aggregate Municipal Bond Index) (40%) and the Barclays Capital High Yield Municipal Bond Index (formerly, the Lehman Brothers High Yield Municipal Bond Index) (60%))
High Yield Fund: Barclays Capital U.S. Corporate High Yield Bond Index—2% Issuer Capped (formerly, the Lehman Brothers U.S. Corporate High Yield Bond Index—2% Issuer Capped)
Emerging Markets Debt Fund: J.P. Morgan EMBI Global Diversified Index
Local Emerging Markets Debt Fund: J.P. Morgan GBI-EM Global Diversified Index

Inflation Protected Securities Fund: Barclays Capital U.S. TIPS Index (formerly, the Lehman Brothers U.S. TIPS Index)
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
     Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Funds They Manage
     The following table shows the portfolio managers’ ownership of shares of the Funds they manage.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager*
Enhanced Income Fund
James McCarthy	$0
Dave Fishman	0
Ultra-Short Duration Government Fund
James McCarthy	0
Dave Fishman	0
Short Duration Government Fund
James McCarthy	10,001 – 50,000
Dave Fishman	100,001 – 500,000
Short Duration Tax-Free Fund
Ben Barber	0
Scott Diamond	1 – 10,000
Government Income Fund
Michael Swell	10,001 – 50,000
Mark Van Wyk	0
Municipal Income Fund
Ben Barber	0
Scott Diamond	10,001 – 50,000
U.S. Mortgages Fund
Thomas D. Teles	0
Peter D. Dion	0
Christopher Creed	50,001 – 100,000
Christopher Hogan	0
Core Fixed Income Fund
Jonathan A. Beinner	0
Michael Swell	10,001 – 50,000
Core Plus Fixed Income Fund
Jonathan A. Beinner	0
Michael Swell	10,001 – 50,000
Investment Grade Credit Fund
Lale Topcuoglu	0
Ben Johnson	0
Global Income Fund
Andrew Wilson	0
Ian Lindsay	0
High Yield Municipal Fund
Ben Barber	100,001 – 500,000
Scott Diamond	10,001 – 50,000
High Yield Fund
Rob Cignarella	100,001 – 500,000
Rachel C. Golder	100,001 – 500,000
Roberta M. Goss	0
Emerging Markets Debt Fund
Samuel Finkelstein	50,001 -- 100,000
Ricardo Penfold	0
Local Emerging Markets Debt Fund
Samuel Finkelstein	0
Ricardo Penfold	0

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager*
Inflation Protected Securities Fund
Mark Van Wyk	0

*	Unless otherwise noted, this information is as of March 31, 2010.

POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal, and has other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loan and other markets in which the Funds directly and indirectly invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds that with an account advised by an unaffiliated investment adviser.

•	Goldman Sachs may make payments to authorized dealers and other financial intermediaries from time to time to promote the Funds, other accounts managed by Goldman Sachs and other products. In addition to placement fees, sales loads, or similar distribution charges, such payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs rather than as separately identified charges to the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Advisers may raise potential conflicts because of financial, investment or other interests of Goldman Sachs or its personnel, the Investment Advisers will make allocation decisions consistent with the interests of the Funds and accounts and not solely based on such other interests.

•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Advisers may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts (including the Funds).

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the

Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Advisers will make proxy voting decisions as they believe appropriate and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
     Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, an Investment Adviser may make the decision to have Goldman Sachs or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by such Fund or the Fund’s Board in its discretion.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to an Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of the Fund. Goldman Sachs will be under no duty to make any such information available to the Investment Advisers or in particular the personnel of the Investment Advisers making investment decisions on behalf of the Funds.
     Goldman Sachs’ or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs or Intermediaries to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of shares of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-based or state and municipal organizations, and in connection with clients, consultants or otherwise may participate in sponsoring conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations and sponsorships allows Goldman Sachs to participate in these conferences and educational forums, helps Goldman Sachs interact with conference participants, and helps to develop an understanding of the points of view and challenges of the conference participants, as well as to educate participants about industry issues. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may have board relationships with such charitable institutions. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     One or more divisions of Goldman Sachs may refer certain investment opportunities to the Investment Advisers or otherwise provide services to, or enter into arrangements with, the Investment Advisers. In connection with such referrals, services or other arrangements involving one or more divisions of Goldman Sachs, such divisions may engage in sharing of fees or other compensation received by the Investment Advisers from the Funds.
     To the extent permitted by applicable law, Goldman Sachs or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Goldman Sachs (including Investment Advisers) or in which Goldman Sachs (including Investment Advisers) or its personnel have interests (collectively, the “Client/GS Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, Client/GS Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/GS Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/GS Accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
     Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/GS Accounts. The Client/GS Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Goldman Sachs (including the Investment Advisers).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. For example, limited availability may exist, without limitation, in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, and IPO/new issues. Transactions in investments by multiple Client/GS Accounts (including accounts in which Goldman Sachs and its personnel have an interest), other clients of Goldman Sachs or Goldman Sachs itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/GS

Accounts, or the Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Fund and Client/GS Account, to be reasonable.
     In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/GS Accounts, but in many other cases the allocations reflect numerous other factors based upon the Investment Advisers’ good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of each Fund and Client/GS Accounts and applying a variety of factors including those described below. The Investment Advisers seek to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors as described below may result in allocations in which Goldman Sachs and Goldman Sachs employees may receive and allocation or an opportunity not allocated to other Client/GS Accounts or the Funds. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Advisers will make allocation related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (iv) the expected future capacity of applicable Funds or Client/GS Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Goldman Sachs believes to be attractive for an account; (vi) considerations relating to hedging a position in a pair trade; and/or (vii) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Goldman Sachs personnel are dedicated to one or more funds, accounts or clients, including the Funds, may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered.
     During periods of unusual market conditions, the Investment Advisers may deviate from their normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, the Investment Advisers will seek to exercise a disciplined process for determining their actions to appropriately balance the interests of all accounts, including the Funds, as each determines in its sole discretion.
     In addition to allocations of limited availability investments, Goldman Sachs may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Fund) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Goldman Sachs may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Goldman Sachs deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to GS/Client Accounts, Goldman Sachs or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Goldman Sachs in its sol discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     As a result of informational barriers constructed between different divisions of Goldman Sachs, the Investment Advisers will generally not have access to information and may not consult with personnel in other areas of Goldman Sachs. Therefore, the Investment Advisers will generally not be able to manage the Funds with the benefit of information held by many other divisions of Goldman Sachs. From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. In certain circumstances, personnel of affiliates of the Investment Advisers may have input into, or make determinations regarding, portfolio management transactions for the Funds. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds. A Fund or GS/Client Account could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
     Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Goldman Sachs
     Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by the Investment Advisers in accordance with the valuation guidelines described herein. Such securities and other assets may constitute a substantial portion of the Funds’ investments.
     The Investment Advisers may face a conflict of interest in valuing the securities or assets in the Funds’ portfolio that lack a readily ascertainable market value of the assets held by the Funds will affect the Investment Advisers’ compensation. The Investment Advisers will value such securities and other assets in accordance with the valuation policies described herein.

     Various divisions and units within Goldman Sachs are required to value assets, including in connection with managing or advising Client/GS Accounts and in their capacity as a broker-dealer. These various divisions and units may share information regarding valuation techniques and models or other information relevant to the calculation of a specific asset or category of assets. Goldman Sachs does not, however, have any obligation to engage in such information sharing. Therefore, a division or unit of Goldman Sachs may value an identical asset differently than another division or unit of Goldman Sachs. This is particularly the case when an asset does not have a readily ascertainable market price and/or where one division or unit of Goldman Sachs has more recent and/or accurate information about the asset being valued.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. In addition, the Investment Advisers and other Goldman Sachs affiliates may manage funds or accounts, and Goldman Sachs may be invested in funds or accounts, that have similar investment objectives or portfolios to that of the Funds, and events occurring with respect to such funds or accounts could affect the performance of the Funds. For example, in the event that withdrawals of capital or performance losses results in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Funds falling in value, which could have a material adverse effect on the Funds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, this may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     The Investment Advisers may, but are not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that Goldman Sachs and Goldman Sachs employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Advisers maintain policies and procedures that they believe are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Advisers will make allocations to accounts in which Goldman Sachs and/or employees have an interest. The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs (or funds or accounts managed by Goldman Sachs and/or in which Goldman Sachs has an interest) has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, the Investment Advisers may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/GS Accounts, the Funds, or Goldman Sachs employees may work together to pursue or enforce such rights. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     To the extent permitted by applicable law Goldman Sachs (including its personnel or Client/GS Accounts) may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds (collectively referred to as “Structured Investment Products”). The values of Structured Investment Products may be linked to the net asset value of a Fund or Funds and/or the values of a Fund’s investments. In connection with the Structured Investment Products and for hedging, re-balancing, investment and other purposes, to the extent permitted by applicable law, the Funds and/or Goldman Sachs (including its personnel or Client/GS Accounts) may (i) purchase or sell investments held by the Funds and/or Client/GS Accounts, (ii) purchase or sell investments held by the Funds, or (iii) hold synthetic positions that seek to replicate or hedge the performance of a Fund or Funds, a Fund’s investments, a Client/GS Account of a Client/GS Account’s investments. Such positions may be significant and may differ from and/or be contra to a Fund’s or a Client/GS Account’s positions. Goldman Sachs (including its personnel or Client/GS Accounts) reserves the right to make purchases and sales of investments that may also be held by a Fund and or Client/GS Account and to make purchases and sales of shares in the Funds as any time and without notice to the investors in Funds. These derivative-related activities, as well as such investment and redemption activities, may have an adverse effect on the investment management of the Funds and the Funds’ positions, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through the Funds by investors.
     The structure or other characteristics of the derivative instruments (including the Structured Investment Products) may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses of a money market fund in which it invests which may result in a Fund bearing some additional expenses of a money market fund in which it invests which may result in a Fund bearing some additional expense s. All advisory, administrative, or Rule 12b-1 fees applicable to the investment and the fees or allocations from the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with an investor’s direct purchase of the underlying investments, because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     Potential Conflicts Relating to Principal and Cross Transactions
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. To the extent permitted by applicable law, the Funds may also enter into “cross transactions” (i.e., where an Investment Adviser causes a Fund to buy securities from, or sell a security to, another client of the Investment Adviser or its affiliates) and “agency cross transactions” (i.e., where Goldman Sachs acts as a broker for, and receives a commission from, both a Fund on one side of the transaction and another account on the other side of the transaction in connection with the purchase or sale of securities). Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction or agency cross transaction. For example, in a cross transaction, an Investment Adviser or an affiliate will represent both a Fund on one side of a transaction and another account, including a Fund, on the other side of the transaction (including an account in which Goldman Sachs or its affiliates have a proprietary interest) in connection with the purchase of a security by such Fund. In addition, in an agency cross transaction, Goldman Sachs will act as broker and receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause a Fund to purchase such security. Each Investment Adviser will ensure that any such cross transaction or agency cross transactions are effected on commercially reasonable market terms and in accordance with the Investment Adviser’s fiduciary duties to such entities.

     Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than as Investment Adviser to the Funds
     To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender, borrower or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Without limitation, time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory or other requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, there may be certain investment opportunities, investment strategies or actions that Goldman Sachs will not undertake on behalf of the Funds in view of Goldman Sachs’ client or firm activities. For example, Goldman Sachs may determine that a Fund may be precluded from exercising certain rights that it may have as a creditor to a particular borrower. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Goldman Sachs. A Fund may also be prohibited from participating in an auction or from otherwise investing in or purchasing certain assets, or from providing financing to a purchaser or potential purchaser if Goldman Sachs is representing the seller. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell or is representing or providing financing to another potential purchaser. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. In addition, certain investments may be considered to result in reputational risk or disadvantage. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
Distributor and Transfer Agent
     Distributor. Goldman Sachs, 200 West Street, New York, New York 10282 serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B, Class C, Class R and Class IR Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A, Class B and Class C Shares, of such Fund shares. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods (because Class R and Class IR shares were not yet offered as of October 31, 2007, no commissions were retained with respect to those shares for the fiscal years ended October 31, 2007 and October 31, 2006):

			For the Period	Fiscal year ended
	Fiscal year ended	Fiscal year ended	November 1, 2007 to	October 31,
	March 31, 2010	March 31, 2009	March 31, 2008*	2007
Enhanced Income Fund(1)(4)(5)	$11,428	$1,712	$856	$2,400
Ultra-Short Duration Government Fund(2)(4)	19,567	8,392	5,839	10,700
Short Duration Government Fund(4)	103,184	87,920	7,732	9,800
Short Duration Tax-Free Fund(4)(5)	49,470	75,659	1,976	1,300
Government Income Fund	54,129	51,888	32,540	34,000
Municipal Income Fund(4)(5)	93,543	50,758	29,898	110,900
Core Fixed Income Fund	84,062	77,141	76,133	131,400
Global Income Fund(4)(5)	23,501	9,453	6,598	10,600
High Yield Municipal Fund(4)(5)	124,845	138,205	109,335	788,600
High Yield Fund	156,600	123,179	51,461	344,900
Emerging Markets Debt Fund(3)(4)(5)	25,670	5,034	4,940	12,700
U.S. Mortgages Fund (2)(4)(5)	1,900	135	67	400
Investments Grade Credit Fund(2)(4)(5)	5,881	2,895	372	1,600
Core Plus Fixed Income Fund(6)	25,160	17,514	7,284	12,800
Inflation Protected Securities Fund(3)(7)	54,627	28,424	2,166	—
Local Emerging Markets Debt Fund(3)(4)(5)(8)	5,700	426	0	—

*	The Funds (other than Inflation Protected Securities Fund, which has always had a March 31 fiscal year end) changed their fiscal year end from October 31 to March 31, effective November 1, 2007.

(1)	Enhanced Income Fund does not currently offer Class C Shares.

(2)	Ultra-Short Duration Government Fund, U.S. Mortgages Fund, and Investment Grade Credit Fund do not currently offer Class B and Class C Shares.

(3)	Emerging Markets Debt Fund, Inflation Protected Securities Fund, and Local Emerging Markets Debt Fund do not currently offer Class B Shares.

(4)	Enhanced Income Fund, Ultra-Short Duration Government Fund, Short-Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund do not currently offer Class R Shares.

(5)	Enhanced Income Fund, Short Duration Tax-Free Fund, Municipal Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund do not currently offer Class IR Shares.

(6)	Core Plus Fixed Income Fund commenced operations on November 30, 2006.

(7)	Inflation Protected Securities Fund commenced operations on August 31, 2007.

(8)	Local Emerging Markets Debt commenced operations on February 15, 2008.
     Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the prospectuses and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Authorized Dealers who sell Class A shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases under $100,000 for Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Core Plus Fixed Income Fund, Municipal Income Fund and High Yield Municipal Fund; under $250,000 for Short Duration Government Fund and Short Duration Tax-Free Fund; and under $500,000 for Enhanced Income Fund and Ultra Short Duration Government Fund:

% of sales charge
re-allowed to
Fund	broker/dealers
Enhanced Income	1.25%
Ultra-Short Duration Government	1.26%
Short Duration Government	1.82%
Short Duration Tax-Free	1.44%
Government Income	3.34%

% of sales charge
re-allowed to
Fund	broker/dealers
Municipal Income	3.23%
Core Fixed Income	3.26%
Global Income	3.23%
High Yield Municipal	3.95%
High Yield	3.89%
Emerging Markets Debt	3.94%
U.S. Mortgages	3.22%
Investment Grade Credit	3.28%
Core Plus Fixed Income	3.26%
Local Emerging Markets Debt Fund	4.08%
Inflation Protected Securities Fund	3.36%
     Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.
     Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional, Administration, Service, and Separate Account Institutional Shares and 0.13% of average daily net assets with respect to each Fund’s Class A, Class B, Class C, Class R and Class IR Shares (less transfer agency expenses borne by a share class). Prior to July 1, 2005, Goldman Sachs was entitled to receive a transfer agency fee equal, on an annualized basis, to 0.19% of the average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended March 31, 2010 and March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007, from each Fund then in existence as follows under the fee schedules then in effect (because Class R and Class IR shares were not yet offered during the fiscal years ended October 31, 2007, no fees were received with respect to those share classes during this fiscal year):
Fiscal Year Ended March 31, 2010

							Separate
	Class A, B	Class R	Class IR	Institutional	Service	Administration	Account
	and C Shares	Shares	Shares	Shares	Shares	Shares	Institutional
Enhanced Income Fund	$289,370	—	—	$246,685	—	1,088	—
Ultra-Short Duration Government Fund	307,238	—	273	127,881	1,004	—	—
Short Duration Government Fund	1,836,898	—	1,397	565,142	55,045	—	—
Short Duration Tax-Free Fund	881,990	—	—	313,262	2,872	—	—
Government Income Fund	812,268	2,112	141	102,023	38,711	—	—
Municipal Income Fund	521,895	—	—	79,985	99	—	—
Core Fixed Income Fund	998,607	15	79	293,368	2,603	—	—
Global Income Fund	283,364	—	—	272,060	85	—	—
High Yield Municipal Fund	1,341,224	—	—	759,432	—	—	—
High Yield Fund	2,072,225	1,513	296	1,504,248	7,654	—	—
Emerging Markets Debt Fund	92,729	—	—	65,842	—	—	—
U.S. Mortgages Fund	12,418	—	—	36,067	—	—	145,086
Investment Grade Credit Fund	181,406	—	—	49,612	—	—	87,046
Core Plus Fixed Income Fund	108,342	34	142	46,371	4	—	—
Inflation Protected Securities Fund	104,969	137	119	30,951	—	—	—
Local Emerging Markets Debt Fund(1)	111,163	—	—	63,835	—	—	—

Fiscal Year Ended March 31, 2009

							Separate
	Class A, B	Class R	Class IR	Institutional	Service	Administration	Account
	and C Shares	Shares	Shares	Shares	Shares	Shares	Institutional
Enhanced Income Fund	$55,478	—	—	$79,440	—	$108	—
Ultra-Short Duration Government Fund	135,774	—	14	110,280	1,305	—	—
Short Duration Government Fund	829,184	—	21	299,541	34,340	—	—
Short Duration Tax-Free Fund	291,865	—	—	87,569	22	—	—
Government Income Fund	771,878	20	15	111,978	29,669	—	—
Municipal Income Fund	513,995	—	—	93,054	104	—	—
Core Fixed Income Fund	972,955	11	11	457,507	6,629	—	—
Global Income Fund	342,943	—	—	359,031	111	—	—
High Yield Municipal Fund	2,618,865	—	—	686,574	—	—	—
High Yield Fund	2,305,634	88	11	674,083	4,913	—	—
Emerging Markets Debt Fund	86,088	—	—	51,797	—	—	—
U.S. Mortgages Fund	9,245	—	—	95,636	—	—	197,204
Investment Grade Credit Fund	21,632	—	—	4,714	—	—	83,884
Core Plus Fixed Income Fund	91,524	12	12	19,242	4	—	—
Inflation Protected Securities Fund	57,078	14	14	12,328	—	—	—
Local Emerging Markets Debt Fund(1)	27,658	—	—	41,345	—	—	—

(1)	Local Emerging Markets Debt Fund commenced operations on February 15, 2008.
Five Month Fiscal Period Ended March 31, 2008

	Class A, B	Class R and IR	Institutional	Service	Administration	Separate Account
	and C Shares	Shares	Shares	Shares	Shares	Institutional
Enhanced Income Fund	$21,361	—	$38,966	—	$43	—
Ultra-Short Duration Government Fund	50,738	5	67,849	602	—	—
Short Duration Government Fund	211,189	5	105,602	1,414	—	—
Short Duration Tax-Free Fund	83,008	—	31,997	8	—	—
Government Income Fund	293,567	10	53,664	9,014	—	—
Municipal Income Fund	227,751	—	41,325	99	—	—
Core Fixed Income Fund	470,722	9	273,549	4,645	—	—
Global Income Fund	185,115	—	197,211	63	—	—
High Yield Municipal Fund	1,889,861	—	505,381	—	—	—
High Yield Fund	1,022,741	8	276,213	1,520	—	—
Emerging Markets Debt Fund	46,735	—	30,440	—	—	—
U.S. Mortgages Fund	3,859	—	26,672	—	—	89,502
Investment Grade Credit Fund	4,947	—	1,696	—	—	39,870
Core Plus Fixed Income Fund	44,281	10	6,666	2	—	—
Inflation Protected Securities Fund(1)	3,570	10	2,175	—	—	—
Local Emerging Markets Debt Fund(2)	151	—	2,171	—	—	—

(1)	Inflation Protected Securities Fund commenced operations on August 31, 2007. The information provided is for the period August 31, 2007 through March 31, 2008.

(2)	Local Emerging Markets Debt Fund commenced operations on February 15, 2008.
Fiscal year ended October 31, 2007

	Class A, B	Institutional	Service	Administration	Separate Account
	and C Shares	Shares	Shares	Shares	Institutional
Enhanced Income Fund	$52,902	$84,446	—	$281	—
Ultra-Short Duration Government Fund	156,308	138,991	5,229	—	—
Short Duration Government Fund	491,928	206,761	3,542	—	—
Short Duration Tax-Free Fund	189,018	80,082	19	—	—
Government Income Fund	633,290	91,496	13,156	—	—
Municipal Income Fund	548,353	90,182	261	—	—
Core Fixed Income Fund	1,172,377	604,105	16,087	—	—
Global Income Fund	490,200	369,328	159	—	—
High Yield Municipal Fund	6,233,520	1,515,524		—	—
High Yield Fund	2,724,701	556,854	2,050	—	—
Emerging Markets Debt Fund	116,006	53,465	—	—	—
U.S. Mortgages Fund	10,243	55,454	—	—	118,414
Investment Grade Credit Fund	10,469	2,032	—	—	87,389
Core Plus Fixed Income Fund (1)	43,807	20,304	1	—	—
Inflation Protected Securities Fund(2)	—	—	—	—	—
Local Emerging Markets Debt Fund(3)	—	—	—	—	—

(1)	Core Plus Fixed Income Fund commenced operations on November 30, 2006.

(2)	Inflation Protected Securities Fund commenced operations on August 31, 2007, and did not have a fiscal year end of October 31, 2007.

(3)	Local Emerging Markets Debt commenced operations on February 15, 2008. Therefore, no information is available for this period.

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, account service fees, shareholder administration fees and administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, the compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Investment Advisers in performing certain accounting services not being provided by the Trust’s custodian.
     The imposition of the Investment Advisers’ fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of July 29, 2010, the Investment Advisers have voluntarily agreed to reduce or limit certain “Other Expenses” of the Fund (excluding management fees, distribution and service fees, transfer agency fees and expenses, Service Share fees and Account Service fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the following annual percentage rate of each Fund’s average daily net assets through at least July 30, 2011:

Fund	Other Expenses
Enhanced Income Fund	0.064%
Ultra-Short Duration Government Fund	0.054%
Short Duration Government Fund	0.004%
Short Duration Tax-Free Fund	0.004%
Government Income Fund	0.004%
Municipal Income Fund	0.004%
Core Fixed Income Fund	0.104%
Global Income Fund	0.004%
High Yield Municipal Fund	0.004%
High Yield Fund	0.024%
Emerging Markets Debt Fund	0.044%
U.S. Mortgages Fund	0.004%
Investment Grade Credit Fund	0.004%
Core Plus Fixed Income Fund	0.004%
Inflation Protected Securities Fund	0.044%
Local Emerging Markets Debt Fund	0.074%
     Such reductions or limits are calculated monthly on a cumulative basis during the Funds’ fiscal year. The Investment Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under “Management — Investment Advisers,” in the future at their discretion. For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007, “Other Expenses” of each Fund were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:
Reimbursements

			Five month
	Fiscal year ended	Fiscal year ended	period ended	Fiscal year ended
Fund	March 31, 2010	March 31, 2009	March 31, 2008	October 31, 2007
Enhanced Income Fund	$—	$325,565	$132,202	$277,963
Ultra-Short Duration Government Fund	217,300	233,330	82,945	145,686
Short Duration Government Fund	1,068,946	657,446	213,851	513,300
Short Duration Tax-Free Fund	357,106	288,722	254,240	267,155
Government Income Fund	780,464	478,644	315,736	535,707
Municipal Income Fund	316,496	280,653	174,371	347,177
Core Fixed Income Fund	1,524	—	—	—
Global Income Fund	757,600	929,445	396,294	724,964
High Yield Municipal Fund	560,518	622,932	517,560	1,067,132
High Yield Fund	286,551	291,065	229,038	371,102
Emerging Markets Debt Fund	208,007	431,049	158,294	262,267
U.S. Mortgages Fund	483,124	552,559	168,201	349,821
Investment Grade Credit Fund	650,841	323,148	124,802	251,580
Core Plus Fixed Income Fund (1)	620,743	658,801	190,971	536,128
Inflation Protected Securities Fund(2)	251,053	326,892	328,166	—
Local Emerging Markets Debt Fund(3)	335,454	394,330	90,346	—

(1)	Core Plus Fixed Income Fund commenced operations November 30, 2006.

(2)	Inflation Protected Securities Fund commenced operations on August 31, 2007.

(3)	Local Emerging Markets Debt Fund commenced operations on February 15, 2008.
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Investment Adviser may modify or discontinue such limitation in the future at its discretion.
     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Custodian and Sub-Custodians
     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of all the Funds except the Short Duration Tax-Free, Municipal Income Fund and High Yield Municipal Fund for which JPMorganChase Bank, N.A. (“JPMorganChase”), 270 Park Avenue, New York, New York 10017 serves as the custodian of such Fund’s portfolio securities and cash. State Street and JPMorganChase also maintains the Trust’s accounting records. State Street and JPMorganChase may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been appointed the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreements provide that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreements provide that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreements permit each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreements are not reduced by reason of an Investment Adviser receiving such brokerage and research services.
     Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations— even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable an Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
     The Funds are prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Funds may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approve policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Advisers and Goldman, Sachs & Co. as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Advisers direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.
     On January 1, 2005, certain Funds began to participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon

Goldman Sachs by applicable law. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.
     For the fiscal year ended March 31, 2010, the Funds paid approximate brokerage commissions as follows:

				Amount of	Brokerage
	Total Brokerage	Total Brokerage	Total Amount of	Transactions Effected	Commissions Paid to
Fiscal Year Ended	Commissions	Commissions Paid to	Transactions on which	Through Brokers	Brokers Providing
March 31, 2010	Paid[1]	Goldman Sachs[2]	Commissions Paid[3]	Providing Research[4]	Research[5]
Enhanced Income Fund	$39,538	$39,538 (100%)	—	—	—
Ultra-Short Duration Government Fund	40,395	$40,395 (100%)	—	—	—
Short Duration Government Fund	245,266	$245,266 (100%)	—	—	—
Short Duration Tax-Free Fund	—	—	—	—	—
Government Income Fund	73,786	$73,786 (100%)	—	—	—
Municipal Income Fund	—	—	—	—	—
Core Fixed Income Fund	134,318	$134,318 (100%)	—	—	—
Global Income Fund	—	—	—	—	—
High Yield Municipal Fund	—	—	—	—	—
High Yield Fund	—	—	—	—	—
Emerging Markets Debt Fund	338	$338 (100%)	—	—	—
US Mortgages Fund	42,594	$42,600 (100%)	—	—	—
Investment Grade Credit Fund	27,439	$27,439 (100%)	—	—	—
Core Plus Fixed Income Fund	20,856	$20,856 (100%)	—	—	—
Inflation Protected Securities Fund	2,893	$2,893 (100%)	—	—	—
Local Emerging Markets Debt Fund	—	—	—	—	—

[1]	The figures in the table report broker commissions from futures transactions.

[2]	Percentages refer to percentage of total commissions paid to Goldman Sachs.

[3]	Refers to Market Value of Futures Contracts.

[4]	The information above reflects the full commission amounts paid to brokers that provide their own services, commitment of capital and other services related to the execution of brokerage transactions.
     For the fiscal year ended March 31, 2009, the Funds paid approximate brokerage commissions as follows:

				Amount of	Brokerage
	Total Brokerage	Total Brokerage	Total Amount of	Transactions Effected	Commissions Paid to
Fiscal Year Ended	Commissions	Commissions Paid to	Transactions on which	Through Brokers	Brokers Providing
March 31, 2009	Paid[1]	Goldman Sachs[2]	Commissions Paid[3]	Providing Research[4]	Research[5]
Enhanced Income Fund	$18,450	$18,450 (100%)	—	—	—
Ultra-Short Duration Government Fund	36,687	$36,687 (100%)	—	—	—
Short Duration Government Fund	171,672	$171,672 (100%)	—	—	—
Short Duration Tax-Free Fund	—	—	—	—	—
Government Income Fund	86,351	$86,351 (100%)	—	—	—
Municipal Income Fund	—	—	—	—	—
Core Fixed Income Fund	229,007	$229,007 (100%)	—	—	—
Global Income Fund	4,618	—	—	—	—
High Yield Municipal Fund	—	—	—	—	—
High Yield Fund	—	—	—	—	—
Emerging Markets Debt Fund	1,656	$1,656 (100%)	—	—	—
US Mortgages Fund	48,679	$48,679 (100%)	—	—	—
Investment Grade Credit Fund	23,908	$23,908 (100%)	—	—	—
Core Plus Fixed Income Fund	17,377	17,377 (100%)	—	—	—
Inflation Protected Securities Fund	1,127	1,127 (100%)	—	—	—
Local Emerging Markets Debt Fund	—	—	—	—	—

[1]	The figures in the table report broker commissions from futures transactions.

[2]	Percentages refer to percentage of total commissions paid to Goldman Sachs.

[3]	Refers to Market Value of Futures Contracts.

[4]	The information above reflects the full commission amounts paid to brokers that provide their own services, commitment of capital and other services related to the execution of brokerage transactions.

     For the five month fiscal period ended March 31, 2008, the Funds paid approximate brokerage commissions as follows:

				Amount of	Brokerage
	Total Brokerage	Total Brokerage	Total Amount of	Transactions Effected	Commissions Paid to
Five Month Fiscal Period Ended	Commissions	Commissions Paid	Transactions on which	Through Brokers	Brokers Providing
March 31, 2008	Paid[1]	to Goldman Sachs[2]	Commissions Paid[3]	Providing Research[5]	Research[5]
Enhanced Income Fund	$6,019	$6,019(100%)	$10,595,462,159(100%)[4]	—	—
Ultra-Short Duration Government Fund	26,285	26,285(100%)	12,037,459,402(100%)[4]	—	—
Short Duration Government Fund	90,817	90,817(100%)	18,720,258,558(100%)[4]	—	—
Short Duration Tax-Free Fund	—	—	—	—	—
Government Income Fund	31,522	31,522(100%)	16,514,265,933(100%)[4]	—	—
Municipal Income Fund	—	—	—	—	—
Core Fixed Income Fund	117,779	117,779(100%)	41,916,990,378(100%)[4]	—	—
Global Income Fund	—	—	51,835,507,040 (0%)[4]	—	—
High Yield Municipal Fund	—	—	—	—	—
High Yield Fund	14	14(100%)	31,254,825,367 (0%)[4]	—	—
Emerging Markets Debt Fund	—	—	1,776,773,573(100%)[4]	—	—
US Mortgages Fund	21,848	21,848(100%)	18,152,010,309(100%)[4]	—	—
Investment Grade Credit Fund	9,441	9,441(100%)	1,693,956,432(100%)[4]	—	—
Core Plus Fixed Income Fund	6,033	6,033(100%)	3,052,491,694(100%)[4]	—	—
Inflation Protected Securities Fund[6]	327	327(100%)	214,040,055(100%)[4]	—	—
Local Emerging Markets Debt Fund[7]	—	—	685,026,594 (0%)[4]	—	—

[1]	The figures in the table report broker commissions from futures transactions.

[2]	Percentages refer to percentage of total commissions paid to Goldman Sachs.

[3]	Refers to Market Value of Futures Contracts.

[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

[5]	The information above reflects the full commission amounts paid to brokers that provide their own services, commitment of capital and other services related to the execution of brokerage transactions.

[6]	Inflation Protected Securities Fund commenced operations on August 31, 2007. The information provided is for the period August 31, 2007 through March 31, 2008.

[7]	Local Emerging Markets Debt Fund commenced operations on February 15, 2008.
     For the fiscal year ended October 31, 2007, the Funds paid approximate brokerage commissions as follows:

				Amount of	Brokerage
	Total Brokerage	Total Brokerage	Total Amount of	Transactions Effected	Commissions Paid to
Fiscal Year Ended	Commissions	Commissions Paid	Transactions on which	Through Brokers	Brokers Providing
October 31, 2007	Paid[1]	to Goldman Sachs[2]	Commissions Paid[3]	Providing Research[5]	Research[5]
Enhanced Income Fund	$11,100	$11,100(100%)	23,550,863,568(100%)[4]	—	—
Ultra-Short Duration Government Fund	66,400	66,400(100%)	15,795,856,242(100%)[4]	—	—
Short Duration Government Fund	99,200	99,200(100%)	31,335,546,031(100%)[4]	—	—
Short Duration Tax-Free Fund	—	—	—	—	—
Government Income Fund	97,369	97,369(100%)	29,358,546,931(100%)[4]	—	—
Municipal Income Fund	—	—	—	—	—
Core Fixed Income Fund	284,580	284,580(100%)	4,180,104,410(100%)[4]	—	—
Global Income Fund	—	—	804,454,835 (0%)[4]	—	—
High Yield Municipal Fund	—	—	—	—	—
High Yield Fund	8,394	—	8,413,276 (0%)[4]	—	—
Emerging Markets Debt Fund	—	—	3,904,163,297(100%)[4]	—	—
US Mortgages Fund	31,058	31,058(100%)	15,854,915,030(100%)[4]	—	—
Investment Grade Credit Fund	15,466	15,466(100%)	4,116,240,792(100%)[4]	—	—
Core Plus Fixed Income Fund[6]	18,324	18,324(100%)	81,290,903,761(100%)[2]	—	—
Inflation Protected Securities Fund[7]	—	—	—	—	—
Local Emerging Markets Debt Fund[8]	—	—	—	—	—

[1]	The figures in the table report broker commissions from futures transactions.

[2]	Percentages refer to percentage of total commissions paid to Goldman Sachs.

[3]	Refers to Market Value of Futures Contracts.

[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

[5]	The information above reflects the full commission amounts paid to brokers that provide their own services, commitment of capital and other services related to the execution of brokerage transactions.

[6]	Core Plus Fixed Income Fund commenced operations on November 30, 2006.

[7]	Inflation Protected Securities Fund commenced operations on August 31, 2007, and did not have a fiscal year end of October 31.

[8]	Local Emerging Markets Debt Fund commenced operations on February 15, 2008. Therefore, no information is available for this period.

     During the fiscal year ended March 31, 2010, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were: State Street Corp., Bank of America Securities LLC, Morgan Stanley & Co., Inc., Liquidnet Inc., UBS Painewebber Warburg Dillion Reed, Credit Suisse First Boston Corp., JPMorgan Chase & Co., Citigroup Inc., Deutsche Bank Securities Inc. RBS Securities Inc. and Barclays Capital, Inc.
     As of March 31, 2010, Emerging Markets Debt Fund, High Yield Municipal Fund, Inflation Protected Securities Fund, Local Emerging Markets Debt Fund, Municipal Income Fund and Short Duration Tax-Free Fund held no securities of their regular broker-dealers.
     As of the same date, Enhanced Income Fund, Ultra-Short Duration Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Core Plus Fixed Income Fund, Local Emerging Markets Debt Fund, Municipal Income Fund, High Yield Municipal Fund, High Yield Fund and Short Duration Tax-Free Fund held the following amounts of securities of their regular broker-dealers, as defined in rule 10b-1 under the Act, or their parents ($ in thousands):

Fund	Broker/Dealer	Amount (000s)
Enhanced Income Fund	Bank of America Securities LLC	71,195
	JPMorgan Chase & Co.	53,208
	Citigroup Inc.	43,389
	RBS Securities Inc.	16,546
	Morgan Stanley & Co., Inc.	5,831
	Credit Suisse First Boston Corp.	3,804
	Barclays Capital, Inc.	3,477

Ultra-Short Duration Government Fund	Bank of America Securities LLC	46,202
	Credit Suisse First Boston Corp.	700
	JPMorgan Chase & Co.	6,062
	Citigroup Inc.	28,224

Short Duration Government Fund	Bank of America Securities LLC	18,323
	Citigroup Inc.	177,871
	Morgan Stanley & Co., Inc.	180,897

Government Income Fund	Citigroup inc.	38,244
	JPMorgan Chase & Co.	788
	Credit Suisse First Boston Corp.	145

Core Fixed Income Fund	Bank of America Securities LLC	16,527
	JPMorgan Chase & Co.	16,909
	Morgan Stanley & Co., Inc.	12,479
	Citigroup, Inc.	65,443
	Credit Suisse First Boston Corp.	46

Global Income Fund	JPMorgan Chase & Co.	27,257
	Morgan Stanley & Co., Inc.	9,610
	UBS Painewebber Warburg Dillion Reed	9,087
	Citigroup, Inc.	3,468
	Credit Suisse First Boston Corp.	3,331
	Bank of America Securities LLC	3,658

U.S. Mortgages Fund	Credit Suisse First Boston	801
	Banc of America Securities LLC	14,490
	JPMorgan Chase & Co	14,717
	Morgan Stanley & Co., Inc.	6,280
	UBS Painewebber Warburg Dillion Reed	7,846

Investment Grade Credit Fund	Morgan Stanley & Co., Inc.	16,733
	Citigroup Inc.	12,516
	JPMorgan Chase & Co	16,652
	Bank of America Securities LLC	15,455
	RBS Securities Inc.	3,397

Fund	Broker/Dealer	Amount (000s)
Core Plus Fixed Income Fund	Bank of America Securities LLC	7,016
	Barclays Capital	996
	Citigroup, Inc.	13,015
	JPMorgan Chase & Co.	2,455
	Morgan Stanley Co.	3,293
	Credit Suisse First Boston	968
	Deutsche Bank Securities	2,293

High Yield Fund	Citigroup, Inc.	12,839
	Banc of America Securities LLC	9,991
SHARES OF THE TRUST
     Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Funds (except Enhanced Income Fund, High Yield Municipal Fund, U.S. Mortgages Fund, Investment Grade Credit Fund and Emerging Markets Debt Fund) were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. Each Fund’s fiscal year end is March 31.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of July 29, 2010, the Trustees have authorized: (i) the issuance of seven classes of shares of Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund and High Yield Fund: Class A, Class B, Class C, Service, Institutional, Class R and Class IR Shares; (ii) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Municipal Fund and Global Income Fund: Class A, Class B, Class C, Service, Institutional, and Class IR Shares; (iii) the issuance of five classes of shares of Inflation Protected Securities Fund: Class A, Class C, Institutional, Class R and Class IR Shares; (iv) the issuance of five classes of shares of Enhanced Income Fund: Class A, Class B, Administration, Institutional and Class IR Shares; (v) the issuance of four classes of shares of Ultra-Short Duration Government Fund: Class A, Service, Institutional and Class IR Shares; (vi) the issuance of three classes of shares of U.S. Mortgages Fund and Investment Grade Credit Fund: Class A, Institutional and Separate Account Institutional; (vii) the issuance of four classes of shares of Emerging Markets Debt Fund and Local Emerging Markets Debt Fund: Class A, Class C, Institutional and Class IR Shares. Additional series and classes may be added in the future. The Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Tax Free Fund no longer offer Class B Shares, except that current Class B shareholders may continue to reinvest dividends and capital gains into their accounts.
     Each Institutional Share, Service Share, Administration Share, Separate Account Institutional Share, Class A Share, Class B Share, Class C Share, Class R Share and Class IR Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B, Class C or Class R Shares, fees under Account Service Plans borne exclusively by Class A and Institutional Shares (U.S. Mortgages and Investment Grade Credit Funds only) and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration, Separate Account Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.
     Except for the U.S. Mortgages and Investment Grade Credit Funds, Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers. Institutional Shares of the U.S. Mortgages Fund and Investment Grade Credit Fund may be purchased at net asset value without a sales charge for accounts in the name of an institution that, directly or indirectly, provides certain account services to its customers including maintenance of account records and processing orders to purchase, redeem and exchange Institutional Shares. Institutional Shares of U.S. Mortgages Fund and Investment Grade Credit Fund bear the cost of account service fees at the annual rate of up to 0.05% of the average daily net assets of a Fund attributable to Institutional Shares.
     Administration Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.
     Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money-purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participants in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the Fund’s average daily net assets attributed to Class R Shares.
     Separate Account Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA. Class A Shares of U.S. Mortgages Fund and Investment Grade Credit Fund also bear the cost of account service fees at the annual rate of up to 0.05% of the average daily net assets of a Fund attributable to Class A Shares.
     Class B (prior to November 2, 2009) and Class C Shares of the Funds are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of the FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% and 0.75%, respectively of the average daily net assets attributed to Class B and Class C Shares. Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Separate Account Institutional, Class A, Class B, Class C, Class R and Class IR Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability
     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Principal Holders of Securities
     As of June 30, 2010, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:
     Enhanced Income Fund: Institutional Class Shares, Mastercard Incorporated, 2000 Purchase Street, Purchase, NY (14%); Goldman, Sachs & Co., 85 Broad Street, New York, NY (8%); Class A Shares, Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (9%); Class B Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (5%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (12%); Administration Shares, National Financial Services LLC, 200 Liberty Street, New York, NY (51%).
     Ultra-Short Duration Government Fund: Institutional Class Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (19%); Class A Shares, Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (7%); Service Class Shares, MSCS Financial Services LLC, 700 17th Street, Denver, CO (36%); National Financial Services LLC, 200 Liberty Street, New York, NY (17%); Trustmark Securities Inc, 248 East Capitol Street, Jackson, MS 39201 (9%); Class IR Shares, Wells Fargo Investments, LLC, 420 Montgomery Street, San Francisco, CA (15%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (55%); LPL Financial Corporation, P.O. Box 509046, San Diego, CA (22%).
     Short Duration Government Fund: Institutional Class Shares, State Street Bank & Trust Company, P.O. Box 1713, Boston, MA (8%); Wells Fargo, 1525 West WT Harris Blvd, Charlotte NC 26262 (6%); Class A Shares, Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (8%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (6%); Class B Shares, Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (24%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (12%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (13%); Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (7%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (5%); Class C Shares, Raymond James, 880 Carillon Pkwy, St. Petersburg, FL (10%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (17%), Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (8%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (28%); Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (5%); Service Class Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (6%); Class IR Shares, MSCS Financial Services LLC, 700 17th Street, Denver, CO (6%); LPL Financial Corporation, P.O. Box 509046, San Diego, CA (71%); The Guardian Insurance & Annuity, 3900 Burgess Place, Bethlehem, PA (13%).

     Government Income Fund: Institutional Class Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (26%); MSCS Financial Services LLC, 700 17th Street, Denver, CO (5%); SEI Private Trust Company, One Freedom Valley Dr., Oaks, PA (6%); Class A Shares, Nationwide Investment Services, P.O. Box 182029, Columbus, OH (8%); Hartford Life Insurance Company, 1 Griffin Rd. N., Windsor, CT (11%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (6%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (10%); Class B Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (10%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (14%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (5%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (8%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (9%); Class C Shares; Princor Financial Services Corporation, 711 High Street, Des Moines, IA (6%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (10%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (8%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (27%); Service Class Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (31%); Hartford Life Insurance Company, 200 Hopmeadow St., Weatogue, CT (39%); Security Benefit Life Insurance Company, 1 Sw. Security Benefit Pl, Topeka, KS (18%); Class R Shares, Hartford Securities Distribution Co. Inc., 1 Griffin Rd. N., Windsor, CT (7%); Hartford Life Insurance Company, 1 Griffin Rd. N., Windsor, CT (73%); Principle Advisors Inc., 1251 Waterfront Pl., Suite 525, Pittsburgh, PA (7%); Class IR Shares, LPL Financial Corporation, P.O. Box 509046, San Diego, CA (79%).
     Municipal Income Fund: Institutional Class Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (5%); MSCS Financial Services LLC, 700 17th Street, Denver, CO (7%); Class A Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (27%); Class B Shares, First Clearing, LLC, 2801 Market Street, St. Louis, MO (10%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (10%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (44%); Class C Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (14%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (23%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (7%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (20%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (13%); Service Class Shares, TrustCorp America, 5301 Wisconsin Ave. NW, Washington, DC (92%); RBC Capital Markets Corporation, Royal Bank Plaza, 200 Bay Street, Toronto, Canada (7%).
     Short Duration Tax-Free Fund: Institutional Class Shares, SunTrust Bank Mutual Funds, 1 Freedom Valley Dr., Oaks, PA (7%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (5%); Class B Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (9%); UBS Financial Services Inc., 1285 Avenue of the Americas, New York NY (5%); Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (49%); Class C Shares, First Clearing, LLC, 2801 Market St., St. Louis, MO (20%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (28%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (31%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (14%); Service Class Shares, Morgan Stanley Smith Barney LLC, 2000 Westchester Avenue, Purchase, NY (88%).
     High Yield Fund: Class A Shares, Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (20%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (10%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (22%); Class B Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (28%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (6%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (9%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (13%); Class C Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (10%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (15%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (8%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (15%); Service Class Shares, Mid Atlantic Capital Group, Inc., 1251 Waterfront Place, Suite 510, Pittsburgh, PA (5%); Hartford Life Insurance Company, 200 Hopmeadow St., Weatogue, CT (53%); Class R Shares; Hartford Life Insurance Company, 1 Griffin Rd. N., Windsor, CT (91%); Class IR Shares, LPL Financial Corporation, P.O. Box 509046, San Diego, CA (65%); MSCS Financial Services LLC, 700 17th Street, Denver, CO (21%); Sterne, Agee & Leach 800 Shades Creek Parkway, Suite 700, Birmingham, AL (11%).
     Global Income Fund: Institutional Class Shares, State Street Bank & Trust Company, P.O. Box 1713, Boston, MA (94%); Class A Shares, Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (7%); Genworth Financial Trust Company, 3200 N. Central Ave., Phoenix, AZ (12%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (9%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (26%); TD Ameritrade Clearing Inc., P.O. Box 2226, Omaha, NE (14%); Class B Shares; Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (11%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (33%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (9%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (8%); Class C Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (10%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (14%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY

(10%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (10%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (19%); Service Class Shares, Hilliard Lyons Inc., 500 West Jefferson Street, Louisville, KY (71%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (7%).
     Core Fixed Income Fund: Institutional Class Shares, State Street Bank & Trust Company, P.O. Box 1713, Boston, MA (14%); National Financial Services LLC, 200 Liberty Street, New York, NY (11%); Class A Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (14%); Class B Shares, Edward Jones & Co. 201 Progress Pkwy., Maryland Heights, MO (45%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (5%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (7%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (17%); Class C Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th Street, New York, NY (7%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (7%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (9%); Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (6%); Service Class Shares, MSCS Financial Services LLC, 700 17th Street, Denver, CO (6%); Fulton Bank, P.O. Box 3215, Lancaster, PA (39%); GWFS Equities Inc., 8515 E. Orchard Road, Greenwood Village, CO (5%); TrustCorp America, 5301 Wisconsin Ave. NW, Washington, DC (18%); Class R Shares, Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ (69%); MSCS Financial Services LLC, 700 17th Street, Denver, CO (31%); Class IR Shares, LPL Financial Corporation, P.O. Box 509046, San Diego, CA (96%).
     Core Plus Fixed Income Fund: Institutional Class Shares, Memorial Hermann Hospital System, 9401 Southwest Fwy., Suite 1129A, Houston, TX (49%); Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA (15%); Robert M. Hearin Foundation, 5170 Galaxie Dr., Jackson, MS (5%); Class A Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (17%); Class B Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (13%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (8%); Class C Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (22%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (9%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (9%); Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA (6%); Service Class Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (100%); Class R Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (29%); Cantella & Co., 2 Oliver St., Boston, MA (15%); American Portfolios Financial, P.O. Box 10758, Fargo, ND (55%); Class IR Shares, LPL Financial Corporation, P.O. Box 509046, San Diego, CA (96%).
     High Yield Municipal Fund: Class A Shares, Edward Jones & Co., 201 Progress Pkwy, Maryland Heights, MO (29%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (8%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (7%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (13%); Class B Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (8%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (8%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (42%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (19%); Class C Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (21%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (22%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (21%)
     Emerging Markets Debt Fund: Institutional Class Shares, State Street Bank & Trust Company, P.O. Box 1713, Boston, MA (43%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (9%); GE Asset Management US, 3001 Summer Street, Stamford, CT (10%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ (11%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (10%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (12%); Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA (7%); Class C Shares, Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (35%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (32%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (7%)
     U.S. Mortgages Fund: Institutional Class Shares, Sompo Japan Insurance Co. of America, Two World Financial Ctr., 225 Liberty St., New York, NY (65%); Goldman, Sachs & Co., 85 Broad Street, New York, NY (20%); M&I Trust Co. NA, 11270 West Park Place, Suite 400, Milwaukee, WI (7%); Class A Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (26%); Pershing LLC, P.O. Box 2052, Jersey City, NJ (37%).
     Investment Grade Credit Fund: Institutional Class Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (52%).
     Inflation Protected Securities Fund: Institutional Class Shares, Goldman, Sachs & Co., 85 Broad Street, New York, NY (42%); Northern Trust, P.O. Box 92956, Chicago, IL (17%); Class A Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (18%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (18%); Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (8%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (5%); Class C Shares, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. East, Jacksonville, FL (43%); Morgan Stanley Smith Barney LLC, 333 W. 34th

St., New York, NY (7%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (18%); Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (8%); Class R Shares, GWFS Equities Inc., 8515 E. Orchard Road, Greenwood Village, CO (37%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (20%); MSCS Financial Services LLC, 700 17th Street, Denver, CO (10%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (9%); First Clearing, LLC, 2801 Market Street, St. Louis, MO (8%); Class IR Shares, LPL Financial Corporation, P.O. Box 509046, San Diego, CA (91%); Goldman, Sachs & Co., 85 Broad Street, New York, NY (9%).
     Local Emerging Markets Debt Fund: Institutional Class Shares, State Street Bank & Trust Company, Custodian FBO Goldman Sachs Satellite Strategies Portfolio, P.O. Box 1713, Boston, MA (15%); Goldman, Sachs & Co., 85 Broad Street, New York, NY (5%); Class A Shares, Genworth Financial Trust Company, 3200 N. Central Ave, Phoenix, AZ (9%); Class C Shares, Edward Jones & Co., 201 Progress Pkwy., Maryland Heights, MO (33%); Ameriprise Financial Services Inc., P.O. Box 9446, Minneapolis, MN (21%); Raymond James & Associates, 880 Carillon Pkwy, St. Petersburg, FL (11%); Morgan Stanley Smith Barney LLC, 333 W. 34th St., New York, NY (10%); LPL Financial Corporation, P.O. Box 509046, San Diego, CA (6%).
     Except as listed above, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares.
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, for which market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate, will be valued based on bid-side broker quotations. Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (iv) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (v) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (vi) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

     Other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers. If accurate market quotations are not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees.
     The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
TAXATION
     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations affecting the Funds and their shareholders that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each

Fund. The summary is based on the laws in effect on July 29, 2010, which are subject to change.
General
     Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
     There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies, income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.
     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of the Core Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund in investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund, or anticipated to be acquired may not qualify as “directly related” under these tests.
     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) plus 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). A Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.
     Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Enhanced Income, Core Fixed Income Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund, and may therefore make it more difficult for these Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. On March 31, 2010 the Funds had the following amounts of capital loss carryforwards:

		Year of
Fund	Amount ($)	Expiration
Enhanced Income Fund	7,658,641	2012
	352,397	2013
	320,682	2014
	987,433	2015
	2,472,185	2016
	1,658,767	2018

Ultra-Short Duration Government Fund	55,920,321	2011
	24,528,394	2012
	7,818,636	2013
	2,842,873	2014
	4,261,952	2015
	21,924,176	2018

Short Duration Government Fund	—	—

Short Duration Tax-Free Fund	2,563,121	2012
	3,111,685	2013
	4,730,013	2014
	2,044,683	2015
	12,792	2017
	451,870	2018

Government Income Fund	—	—

Municipal Income Fund	872,080	2011
	873,613	2012
	3,036,076	2015
	5,753,929	2016
	13,220,467	2017
	11,494,807	2018

Core Fixed Income Fund	8,343,574	2017
	131,291,875	2018

Global Income Fund	1,892,830	2014
	12,251,045	2018

High Yield Fund	846,548	2016
	207,311,126	2018

High Yield Municipal Fund	2,478,411	2015
	220,731,177	2016
	553,071,659	2017
	431,124,617	2018

Emerging Markets Debt Fund	15,632,681	2017
	4,130,595	2018

U.S. Mortgages Fund	22,646,854	2018

Investment Grade Credit Fund	2,649,569	2014
	487,181	2016
	7,321,148	2017
	15,180,070	2018

Core Plus Fixed Income Fund	—	—

Inflation Protected Securities Fund	—	—

Local Emerging Markets Debt Fund	1,699,339	2017
	3,693,914	2018

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.
     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.
     The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, U.S. Mortgages Fund and Inflation Protected Securities Fund. Under these rules, foreign exchange gain or loss realized by these Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under

Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income Fund’s, Investment Grade Credit Fund’s, Global Income Fund’s, High Yield Fund’s, Emerging Markets Debt Fund’s, Local Emerging Markets Debt Fund’s, U.S. Mortgages Fund’s, or Inflation Protected Securities Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.
     Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, U.S. Mortgages, and Inflation Protected Securities Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund will generally qualify to file an election with the IRS pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Eligible Funds may or may not make this election for any particular taxable year. Enhanced Income, Core Fixed Income, Investment Grade Credit, U.S. Mortgages and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not be permitted to make this election. These ineligible Funds and, if they do not make the election, Global Income Fund, Local Emerging Markets Debt Fund and Emerging Markets Debt Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.
     If Global Income Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund make this election, their shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if these Funds makes the election referred to above.
     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by these Funds will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, and certain other limitations, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of Global Income, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.
     Shareholders who are not liable for U.S. federal income taxes, including tax exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign income taxes paid by the Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.
     If Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, or Local Emerging Markets Debt Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, and Local Emerging Markets Debt Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

     A Fund’s investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.
     Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
     The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, cap and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders.
Taxable U.S. Shareholders — Distributions
     Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within 60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.
     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
     The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.
     All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, which is scheduled to expire after 2010, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Funds generally will not qualify for taxation at the lower rate because the Funds generally will be earning interest rather than dividend income. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.
     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares and may give rise to or increase its liability for federal corporate alternative minimum tax.
     Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.
     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.
     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.
     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Information Reporting and Backup Withholding
     Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 28% (currently scheduled to increase to 31% after 2010) in the case of exempt recipients that fail to certify to the Funds that they are not subject to withholding, non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Global Income Fund, Local Emerging Markets Debt Fund or Emerging Markets Debt Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Under a temporary position, which expired for taxable years of a Fund beginning after December 31, 2009, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is possible that Congress may extend this provision on a temporary basis. In the event of such an extension, the Funds may generally make designation of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. As a result, U.S. tax withholding would apply to distributions attributable to interest income, dividends and other investment income earned by a Fund and, would also apply to distributions of short-term gains, unless Congress extends the above provision.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% (currently scheduled to increase to 31% after 2010) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.

     Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
State and Local Taxes
     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Advisers. The Investment Advisers have adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Advisers have voting discretion, including the Funds. Under the Policy, the Investment Advisers’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Advisers periodically review the Policy to ensure that it continues to be consistent with the Investment Advisers’ guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Advisers have developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Advisers generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     The Investment Advisers have retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Advisers’ policy generally to follow the Guidelines and recommendations, the Investment Advisers’ portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.
     The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Advisers in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Advisers may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Advisers currently receive from the Proxy Service.

     The Investment Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Advisers’ use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Advisers and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.goldmansachsfunds.com and on the SEC’s website at www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid.
     For the fiscal year ended March 31, 2010, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 129 Intermediaries. During the fiscal year ended March 31, 2010, the Investment Adviser,

Distributor and their affiliates paid to Intermediaries approximately $100.5 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Funds included in this Additional Statement) and all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust.
     For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
     Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Advisers have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither a Fund nor its Investment Advisers, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisers’ legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ financial printer—Bowne, and the Funds’ proxy voting service—ISS. KPMG LLP, an investor in the Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain funds on the SAI provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow such Funds to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In addition, the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of March 15, 2010, the broker-dealers receiving this information were as follows: BB&T Capital Markets, Belle Haven Instruments, Cabrera Capital Markets, LLC, Citigroup Global Markets, Inc., Crews & Associates, Inc., Dougherty & Company, LLC, Ferris Baker Watts, Inc., George K. Baum & Company, Griffin, Kubik, Stephens & Thompson, Inc., Herbert J. Sims & Co., Inc., Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow Financial Inc., Morgan Keegan & Company, Morgan Stanley, PNC Capital Markets LLC, Prager Sealy & Company, Raymond James Financial Services Inc., RBC Capital Markets, Southwest Securities, Inc., Stephens Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, FMS Bonds Inc., William Blair & Company, Ziegler Capital, M.R. Beal & Company and Janney Montgomery Scott, Inc. In providing this information reasonable precautions (including, but not limited to a non-disclosure agreement), including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     The Funds described in this SAI currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of July 29, 2010, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in kind of securities instead of cash. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Line of Credit
     The Funds participate in a $580,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended March 31, 2010, the Funds did not have any borrowings under the facility.
Corporate Actions
     From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.
     In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
FINANCIAL STATEMENTS
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s Annual Report are hereby incorporated by reference. The audited financial statements in each Fund’s 2010 Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2010 Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus. No other portions of the Funds’ Annual Report are incorporated herein by reference.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Other Purchase Information/Sales Charge Waivers
     The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
     Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (“AXA Funds”) who (1) receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into the certain Funds of the Trust and (2) fall into one of the following classes of individual or institutions that qualified to purchase Class A Shares of the AXA Funds without a front-end sales charge will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares; (b) representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that previously had entered into selling or service arrangements with the Enterprise Fund Distributors, Inc. with respect to the AXA Funds; (c) financial institutions and other financial institutions’ trust departments with respect to funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; (d) investors who were direct referrals by the Enterprise Capital Management, Inc. or AXA Equitable Life Insurance Company’s employees; (e) clients of fee-based/fee-only financial advisor; and (f) certain employee benefit plans qualified under Sections 401, 403 and 408 of the Code, or participants of such plans that invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs); and (g) certain investment only retirement platforms for which Goldman Sachs Funds are available and certain AXA Enterprise sponsored or AXA Enterprise partnered retirement platforms, or participants of plans on such platforms.
Right of Accumulation — (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B and/or Class C Shares (acquired by purchase or exchange) of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of $100,000 or more). Class A, Class B and/or Class C Shares of the Funds and Class B and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.
     Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (the “AXA Funds”) who receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into certain Funds of the Trust may continue to aggregate holdings of fund shares of the investor’s spouse, immediate family or accounts the investor controls, whether as a single investor or trustee, provided that the investor or its intermediary notified the AXA Funds of the applicable accounts at the time of his/her additional investment in the AXA Funds by providing the AXA Funds with appropriate documentation, including the account numbers for all accounts that the investor is seeking to aggregate and the accounts were aggregated as directed by the investor or its intermediary.
Statement of Intention — (Class A)
     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Enhanced Income, Ultra-Short Duration Government Funds, Short Duration Government and Short Duration Tax-Free Funds), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within 90 days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the “Goldman Sachs Funds”) or ILA Service Shares of the Prime Obligations Fund or the Tax Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the “ILA Funds”).
     A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Exchanges from Collective Investment Trusts to Funds
     The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Offering Price of Class A Shares
     Class A Shares of High Yield, Emerging Markets Debt, High Yield Municipal and Local Emerging Markets Debt Funds are sold at a maximum sales charge of 4.5%; Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Global Income, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds at 3.75%, Enhanced Income, Ultra-Short Duration Government, Short Duration Government and Short Duration Tax-Free Funds at 1.5%. Using the net asset value as of March 31, 2010 and the maximum sales charge in effect as of July 29, 2010, the maximum offering price of the Class A shares of each Fund’s shares would be as follows:

	Net Asset	Maximum Sales	Offering Price to
Fund	Value	Charge	Public
Enhanced Income Fund	$9.67	1.50%	$9.82
Ultra-Short Duration Government Fund	$8.86	1.50%	$8.99
Short Duration Government Fund	$10.37	1.50%	$10.53
Short Duration Tax-Free Fund	$10.46	1.50%	$10.62
Government Income Fund	$15.18	3.75%	$15.77

	Net Asset	Maximum Sales	Offering Price to
Fund	Value	Charge	Public
Municipal Income Fund	$14.83	3.75%	$15.41
Core Fixed Income Fund	$9.53	3.75%	$9.90
Global Income Fund	$12.74	3.75%	$13.24
U.S. Mortgages Fund	$9.99	3.75%	$10.38
Investment Grade Credit Fund	$9.14	3.75%	$9.50
Core Plus Fixed Income Fund	$10.20	3.75%	$10.60
Inflation Protected Securities Fund	$10.89	3.75%	$11.31
High Yield Municipal Fund	$8.45	4.50%	$8.85
High Yield Fund	$7.07	4.50%	$7.40
Emerging Markets Debt Fund	$11.99	4.50%	$12.55
Local Emerging Markets Debt Fund	$9.31	4.50%	$9.75
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (e.g., 4.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (4.53%) or somewhat lesser (4.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization
     Former Class B shareholders of the Expedition Investment Grade Bond Fund or Expedition Tax-Free Investment Grade Bond Fund who received Class B Shares of the Goldman Sachs Core Fixed Income or Goldman Sachs Municipal Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Prospectuses.

CDSC as a Percentage of
Dollar Amount Subject
Year since Purchase	to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%
     Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the calendar quarter that is eight years after the purchase date.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares, Class C Shares and Class R Shares Only)
     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B, Class C and Class R Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class B, Class C or Class R Shares when investing in the Funds. In addition, the distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for each applicable Fund’s Class A, Class B, Class C and Class R Shares were most recently approved on June 17, 2009 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.75%and 0.50% per annum of a Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively, of such Fund.

     Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.
     Currently, Goldman Sachs has voluntarily agreed not to impose a portion of the distribution and service fees, pursuant to the Plan equal to 0.15% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B, Class C and Class R Shares.
     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2010 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B, Class C or Class R shareholders.

     For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008, and the fiscal year ended October 31, 2007, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class A Plan:

			Five month fiscal
	Fiscal year ended	Fiscal year ended	period ended	Fiscal year ended
Fund	March 31, 2010	March 31, 2009	March 31, 2008	October 31, 2007
Enhanced Income Fund
With fee waivers	$551,943	$99,500	$37,186	$85,468
Without fee waivers	$551,943	$99,500	$37,186	$85,468
Ultra-Short Duration Government Fund
With fee waivers	590,842	261,104	97,573	259,989
Without fee waivers	590,842	261,104	97,573	259,989
Short Duration Government Fund
With fee waivers	3,126,368	1,414,849	361,986	707,705
Without fee waivers	3,126,368	1,414,849	361,986	707,705
Short Duration Tax-Free Fund
With fee waivers	1,622,101	534,418	152,467	298,179
Without fee waivers	1,622,101	534,418	152,467	298,179
Government Income Fund
With fee waivers	1,367,410	1,285,028	486,949	950,160
Without fee waivers	1,367,410	1,285,028	486,949	950,160
Municipal Income Fund
With fee waivers	918,411	911,092	406,192	859,797
Without fee waivers	918,411	911,092	406,192	859,797
Core Fixed Income Fund
With fee waivers	1,799,260	1,761,173	855,754	1,848,738
Without fee waivers	1,799,260	1,761,173	855,754	1,848,738
Global Income Fund
With fee waivers	514,584	624,904	338,529	770,447
Without fee waivers	514,584	924,904	338,529	770,447
High Yield Municipal Fund
With fee waivers	2,251,173	4,627,726	3,401,571	9,764,765
Without fee waivers	2,251,173	4,672,726	3,401,571	9,764,765
High Yield Fund
With fee waivers	3,573,151	4,037,878	1,746,783	4,023,227
Without fee waivers	3,573,151	4,037,878	1,746,783	4,023,227
Emerging Markets Debt Fund
With fee waivers	166,595	161,004	88,461	192,980
Without fee waivers	166,595	161,004	88,461	192,980
U.S. Mortgages Fund
With fee waivers	23,881	17,779	7,421	17,100
Without fee waivers	23,881	17,779	7,421	17,100
Investment Grade Credit Fund
With fee waivers	348,857	41,601	9,513	17,664
Without fee waivers	348,857	41,601	9,513	17,664
Core Plus Fixed Income Fund(1)
With fee waivers	152,400	120,029	57,717	55,951
Without fee waivers	152,400	120,029	57,717	55,951
Inflation Protected Securities Fund(2)
With fee waivers	168,226	95,394	6,406	—
Without fee waivers	168,226	95,394	6,406	—
Local Emerging Markets Debt Fund(3)
With fee waivers	213,241	53,008	276	—
Without fee waivers	213,241	53,008	276	—

(1)	Core Plus Fixed Income Fund commenced operations November 30, 2006.

(2)	Inflation Protected Securities Fund commenced operations August 31, 2007.

(3)	Local Emerging Markets Debt Fund commenced operations February 15, 2008.

     During the fiscal year ended March 31, 2010, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of the Funds.

				Printing and
		Compensation	Allocable	Mailing of
		and Expenses of	Overhead,	Prospectuses to	Preparation and
		the Distributor	Telephone and	Other than	Distribution of
	Compensation	and Its Sales	Travel	Current	Sales Literature
Fund	to Dealers[1]	Personnel	Expenses	Shareholders	and Advertising
High Yield Municipal Fund	$1,020,991	$1,781,585	$1,706,139	$170,830	$285,438
Municipal Income Fund	487,024	554,048	522,280	52,294	87,378
Short Duration Tax-Free Fund	435,872	928,922	1,014,383	101,567	169,707
Enhanced Income Fund	195,642	230,558	242,214	24,252	40,523
Government Income Fund	1,280,016	692,319	584,579	58,532	97,800
Inflation Protected Securities Fund	86,522	19,714	15,605	1,563	2,611
Short Duration Government Fund	2,233,036	2,044,384	1,808,269	181,056	302,524
Ultra-Short Duration Government Fund.	289,577	378,875	380,440	38,092	63,648
Emerging Markets Debt Fund	135,649	122,213	79,425	7,953	13,288
High Yield Fund	2,862,391	4,151,118	3,505,338	350,978	586,444
Investment Grade Credit Fund	23,575	12,010	8,326	834	1,393
Local Emerging Markets Debt Fund	112,631	38,084	21,707	2,173	3,632
U.S. Mortgages Fund	8,298	4,426	3,787	379	634
Core Fixed Income Fund	698,777	950,866	941,043	94,224	157,437
Core Plus Fixed Income Fund	95,021	42,257	35,012	3,506	5,858
Global Income Fund	439,340	371,222	257,705	25,803	43,114

1	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of eighteen months; amounts presented above reflect amortization expense recorded during the period presented.
     For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008, and the fiscal year ended October 31, 2007, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class B Plan:

			Five month fiscal
	Fiscal year ended	Fiscal year ended	period ended	Fiscal year ended
Fund[1]	March 31, 2010	March 31, 2009	March 31, 2008	October 31, 2007
Enhanced Income Fund
With fee waivers	$18,153	$28,753	$15,571	$19,105
Without fee waivers	18,153	28,753	$15,571	$19,105
Short Duration Government Fund
With fee waivers	43,100	57,135	30,542	97,967
Without fee waivers	50,706	67,218	35,932	115,255
Short Duration Tax-Free Fund
With fee waivers	3,558	4,505	3,102	11,732
Without fee waivers	4,186	5,302	3,659	13,769
Government Income Fund
With fee waivers	383,010	470,664	205,266	290,473
Without fee waivers	383,010	470,664	205,266	290,473
Municipal Income Fund
With fee waivers	106,277	108,042	50,694	115,368
Without fee waivers	106,277	108,042	50,694	115,368
Core Fixed Income Fund
With fee waivers	181,829	186,184	89,227	213,675
Without fee waivers	181,829	186,184	89,227	213,675
Global Income Fund
With fee waivers	60,937	82,648	44,577	140,845
Without fee waivers	60,937	82,648	44,577	140,845
High Yield Municipal Fund
With fee waivers	232,303	341,113	200,743	577,305
Without fee waivers	232,303	341,113	200,743	577,305
High Yield Fund
With fee waivers	633,897	732,676	428,866	1,059,791
Without fee waivers	633,897	732,676	428,866	1,059,791
Core Plus Fixed Income Fund[2]
With fee waivers	102,723	117,987	60,612	55,320
Without fee waivers	102,723	117,987	60,612	55,320

1	Ultra-Short Duration Government Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, U.S. Mortgages

Fund and Investment Grade Credit Fund currently do not offer Class B Shares.

2	The Core Plus Fixed Income Fund commenced operations on November 30, 2006.
     For the fiscal year ended March 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each of the following Funds:

					Preparation
		Compensation		Printing and	and
		and Expenses	Allocable	Mailing of	Distribution
		of the	Overhead,	Prospectuses	of Sales
		Distributor and	Telephone	to Other than	Literature
	Compensation	Its Sales	And Travel	Current	and
Fund	To Dealers[1]	Personnel	Expenses	Shareholders	Advertising
High Yield Municipal Fund	$8,386	$71,727	$61,327	$6,141	$10,260
Municipal Income Fund	(2)	36,777	32,672	3,271	5,466
Short Duration Tax-Free Fun	103	(1,132)	(1,193)	(119)	(200)
Enhanced Income Fund	(232)	1,570	1,242	124	208
Government Income Fund	17	99,572	78,737	7,884	13,173
Short Duration Government Fund	3	(1,247)	(2,557)	(256)	(428)
High Yield Fund .	9	191,030	151,538	15,173	25,352
Core Fixed Income Fund	(3)	68,224	54,944	5,501	9,192
Core Plus Fixed Income Fund	(215)	8,163	6,542	655	1,095
Global Income Fund	(1,829)	38,659	26,520	2,655	4,437

1	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.
     For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008, and the fiscal year ended October 31, 2007, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class C Plan:

			Five month fiscal
	Fiscal year ended	Fiscal year ended	period ended	Fiscal year ended
Fund[1]	March 31, 2010	March 31, 2009	March 31, 2008	October 31, 2007
Short Duration Government Fund
With fee waivers	$1,573,803	$651,730	$140,655	$327,848
Without fee waivers	$1,573,803	$651,730	$140,655	$327,848
Short Duration Tax-Free Fund
With fee waivers	293,062	102,155	25,004	53,202
Without fee waivers	293,062	102,155	25,004	53,202
Government Income Fund
With fee waivers	395,569	326,753	105,149	177,177
Without fee waivers	395,569	326,753	105,149	177,177
Municipal Income Fund
With fee waivers	233,296	201,384	76,475	118,766
Without fee waivers	233,296	201,384	76,475	118,766
Core Fixed Income Fund
With fee waivers	302,724	253,393	108,699	224,832
Without fee waivers	302,724	253,393	108,699	224,832
Global Income Fund
With fee waivers	60,455	55,764	25,267	58,175
Without fee waivers	60,455	55,764	25,267	58,175
High Yield Municipal Fund
With fee waivers	1,080,223	1,301,807	730,458	1,953,262
Without fee waivers	1,080,223	1,301,807	730,458	1,953,262
High Yield
With fee waivers	1,013,698	851,463	451,238	1,092,658
Without fee waivers	1,013,698	851,463	451,238	1,092,658
Emerging Markets Debt[5]
With fee waivers	46,918	18,200	5,653	3,128
Without fee waivers	46,918	18,200	5,653	3,128
Core Plus Fixed Income[2]
With fee waivers	121,079	105,933	49,147	44,683
Without fee waivers	121,079	105,933	49,147	44,683
Inflation Protected Securities Fund(3)
With fee waivers	134,552	57,492	1,834	—
Without fee waivers	134,552	57,492	1,834	—
Local Emerging Markets Debt Fund(4)
With fee waivers	2133	721	56	—
Without fee waivers	2133	721	56	—

1	Enhanced Income Fund, Ultra-Short Duration Government Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class C Shares.

2	Core Plus Fixed Income Fund commenced operations on November 30, 2006.

3	Inflation Protected Securities Fund commenced operations on August 31, 2007.

4	Local Emerging Markets Debt Fund commenced operations on February 15, 2008.
     During the fiscal year ended March 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each of the following Funds:

				Printing and
		Compensation	Allocable	Mailing of
		and Expenses of	Overhead,	Prospectuses to	Preparation and
		the Distributor	Telephone	Other than	Distribution of
	Compensation	and Its Sales	and Travel	Current	Sales Literature
Fund	to Dealer[1]	Personnel	Expenses	Shareholders	and Advertising
High Yield Municipal Fund	$146,537	$51,617	$28,762	$2,880	$4,812
Municipal Income Fund	2,006	24,631	20,674	2,070	3,459
Short Duration Tax-Free Fund	(912)	10,069	8,315	833	1,391
Government Income Fund	(14,410)	60,051	51,054	5,112	8,541
Inflation Protected Securities Fund	6,128	5,550	4,582	459	767
Short Duration Government Fund	36,081	183,225	153,950	15,415	25,756
Emerging Markets Debt Fund	(7,242)	907	637	64	107
High Yield Fund	49,668	130,703	103,309	10,344	17,284
Local Emerging Markets Debt Fund	(0)	216	131	13	22
Core Fixed Income Fund	(1,081)	36,948	30,214	3,025	5,055
Core Plus Fixed Income Fund	(23)	11,452	9,214	923	1,542
Global Income Fund	(31,856)	(1,788)	(1,925)	(193)	(322)

1	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.
     For the fiscal years ended March 31, 2010, March 31, 2009 and for the five month fiscal period ended March 31, 2008, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class R Plan1:

			Five month fiscal
	Fiscal year ended	Fiscal year ended	period ended
Fund	March 31, 2010	March 31, 2009	March 31, 2008
Government Income Fund
With fee waivers	$8,123	$73	$17
Without fee waivers	8,123	73	$17
Core Fixed Income Fund
With fee waivers	57	46	16
Without fee waivers	57	46	16
Inflation Protected Securities Fund
With fee waivers	525	50	17
Without fee waivers	525	50	17
High Yield Fund
With fee waivers	5,819	338	16
Without fee waivers	5,819	338	16
Core Plus Fixed Income Fund
With fee waivers	131	48	17
Without fee waivers	131	48	17

1	Class R Shares commenced on November 30, 2007.
     During the fiscal year ended March 31, 2010, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan on behalf of each of the following Funds:

				Printing and
		Compensation	Allocable	Mailing of
		and Expenses of	Overhead,	Prospectuses to	Preparation and
		the Distributor	Telephone	Other than	Distribution of
	Compensation	and Its Sales	and Travel	Current	Sales Literature
Fund[2]	to Dealer	Personnel	Expenses	Shareholders	and Advertising
Core Fixed Income Fund	$—	$—	$—	$—	$—
Government Income Fund	(149)	816	647	65	108
High Yield Fund	329	596	541	54	91
Core Plus Fixed Income Fund	0	12	11	1	2
Inflation Protected Securities Fund	(3)	11	10	1	2
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, U.S. Mortgages Fund and Investment Grade Credit Fund) has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements, the Service Organizations may perform some or all of the following services:
(a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
(b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.
     As compensation for such services, a Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007.

			Five month fiscal
	Fiscal year ended	Fiscal year ended	period ended	Fiscal year ended
Fund(1)	March 31, 2010	March 31, 2009	March 31, 2008	October 31, 2007
Ultra-Short Duration Government	$12,556	$16,308	$6,830	$65,364
Short Duration Government	688,064	429,250	17,568	44,274
Short Duration Tax-Free	35,916	260	104	250
Government Income	483,890	370,856	114,104	164,454
Municipal Income	1,240	1,296	1,240	3,258
Core Fixed Income	32,540	82,866	57,860	201,090
Global Income	1,068	1,384	768	1,982
High Yield	47,840	61,410	19,270	25,628
Core Plus Fixed Income	56	50	20	20

(1)	Enhanced Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, and Inflation Protected Securities Fund currently do not offer Service Shares. As of July 29, 2010, High Yield Municipal Fund Service Shares have not commenced operations.
     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the service plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund’s Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 17, 2009. The Enhanced Income Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund do not offer Service Shares. The Plans and Service Agreements will remain in effect until June 30, 2010, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees who are not interested person of the Trust and who have no direct or indirect financial interest in the operation of the Plans and Service Agreements or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Service Agreements.
     The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.
ADMINISTRATION PLAN
(Administration Shares Only)
     The Enhanced Income Fund has adopted an administration plan (the “Plan”) with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plan, the Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may agree to perform some or all of the following services: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares of the Fund; (c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (e) issue, or assist in issuing, confirmations for transactions in shares by customers. As compensation for such services, the Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Service Organization.

     For the fiscal year ended October 31, 2007, the five month fiscal period ended March 31, 2008 and the fiscal years ended March 31, 2009 and March 31, 2010, fees of $5,230, $1,754, $267, $680 and $6,799 were paid by the Enhanced Income Fund under the Plan, respectively.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.
     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on June 17, 2009. The Plan and Service Agreements will remain in effect until June 30, 2010 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.
     Unless approved by the Board of Trustees in the manner described above, the Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made. The Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Administration Shares.
ACCOUNT SERVICE PLAN
(Class A and Institutional Shares Only)
     The Enhanced Income, U.S. Mortgages and Investment Grade Credit Funds have adopted account service plans (the “Plans”) with respect to their Class A and Institutional Shares which authorize them to compensate Goldman Sachs for providing certain account services, personal and account maintenance services, and other services performed and expenses incurred by Goldman Sachs that are intended to facilitate or improve the provision of account services and/or personal and account maintenance services of Authorized Dealers in the case of Class A Shares or Service Organizations in the case of Institutional Shares to their customers who are beneficial owners of such Shares (“Customers”).
     Account services under the Plans include, without limitation, (a) acting or arranging for another party to act, as recordholder and nominee of Class A or Institutional Shares beneficially owned by Customers; (b) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to Class A or Institutional Shares owned by each Customer; (c) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Class A or Institutional Shares; (d) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Class A or Institutional Shares; (e) providing services to Customers intended to facilitate or improve their understanding of the benefits and risks of a Fund to Customers; (f) facilitating or assist in facilitating electronic or computer trading and/or processing in a Fund or providing or assist in providing electronic, computer or other information regarding a Fund to Customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.
     Personal and account maintenance services under the Plans include, without limitation, (a) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for Prospectuses; (e) displaying and making Prospectuses available on the Authorized Dealers’ or Service Organizations’ premises; (f) assisting Customers in completing application forms, selecting dividend and other account options and operating custody accounts with the Authorized Dealers or Service Organizations; and (g) performing other related services which constitute “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules but do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act.
     As compensation for such services, each Fund will pay Goldman Sachs an account service fee in an amount up to 0.05% (on an annualized basis) of the average daily net assets of the Class A or Institutional Shares of such Fund. The Plans provide for account service fees to Goldman Sachs without regard to the expenses actually incurred by Goldman Sachs. If the fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs will determine the amount (if any) of the account service fee to be paid to one or more Authorized Dealers in the case of Class A Shares or Service Organizations in the case of Institutional Shares. Payments to Authorized Dealers or Service Organizations will be subject to agreements entered into with Goldman Sachs (“Service Agreements”). In no event will the amount paid to Goldman Sachs or any Authorized Dealer under the Plan for Class A Shares and the Trust’s Class A Distribution and Service Plan for “personal and account maintenance services and expenses” exceed the maximum limit on “service fees” as those terms are defined in Section 2830 of the Conduct Rules of the FINRA. For the fiscal years ended March 31, 2010, March 31, 2009, the five month fiscal period ended March 31, 2008 and the fiscal year ended October 31, 2007, the U.S. Mortgages and Investment Grade Credit Funds paid the following in fees pursuant to the Plans.

	Fiscal Year ended		Fiscal Year ended		Five Month Fiscal Period		Fiscal Year ended
	March 31, 2010		March 31, 2009		Ended March 31, 2008		October 31, 2007
Fund	Class A	Institutional	Class A	Institutional	Class A	Institutional	Class A	Institutional
U.S. Mortgages Fund	$4,776	$45,082	$3,556	$119,546	$1,482	$33,340	$3,420	$69,318
Investment Grade Credit Fund	$69,772	$62,010	$8,320	$5,891	$1,903	$2,121	$3,533	$2,539
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to an Authorized Dealer’s or Service Organization’s receipt of compensation paid by Goldman Sachs in connection with the investment of fiduciary assets in Class A or Institutional Shares of a Fund. Authorized Dealers and Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Class A or Institutional Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Class A or Institutional Shares on behalf of their Customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements with respect to the Funds on June 17, 2009 in each instance at a meeting called for the purpose of voting on such Plan and Service Agreements. The Plans and related Service Agreements will remain in effect until June 30, 2010 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund’s Class A and Institutional Class. All material amendments of the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and Service Agreements or by a vote of a majority of the outstanding Class A or Institutional Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Class A or Institutional Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Class A and Institutional Shares.

APPENDIX A:
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

1-A

     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

2-A

     “R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” — Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” — Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

3-A

     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

4-A

     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).
     “CCC” — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).
     “CC” — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).
     “C” — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).
     “RD” — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” — Denotes that Fitch does not publicly rate the associated issue or issuer.
     “WD” — Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

5-A

     “B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to

6-A

receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
          When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
     Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
     DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.
        .

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APPENDIX B:
GSAM PROXY VOTING GUIDELINES
Effective for Meetings on or after March 1, 2010
Updated March 1, 2010
The following is a summary of the GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1.	Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2.	Board of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:

•	Inside Director

–	Employee of the company or one of its affiliates

–	Among the five most highly paid individuals (excluding interim CEO)

–	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

–	Current interim CEO

–	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director (AO)

–	Board attestation that an outside director is not independent

–	Former CEO or other executive of the company within the last three years

–	Former CEO or other executive of an acquired company within the past three years

–	Former interim CEO if the service was longer than eighteen months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made

1-B

–	Not independent under applicable listing standards

•	Independent Outside Director

–	No material connection to the company other than a board seat

Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations or start date after the middle of the year. If the company provides meaningful public or nonmaterial private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; (in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties.);

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

2-B

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent; (in this case withhold from affiliated outside directors). At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal (“MSOP”). If no Compensation Committee members are up for election (i.e., board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if one or more of the following poor pay practices exist:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

3-B

Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis. (Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.) GSAM will generally recommend a vote AGAINST proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the preferred voting method preferred by GSAM.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Cumulative Vote Shareholder Proposals GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

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•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4.	Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a

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shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5.	Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6.	State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7.	Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model; which examines the company’s need for shares and three-year total shareholder return; and

•	Risks to shareholders of not approving the request.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8.	Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.
If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement

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applicable to management employees of the company, such as relocation or expatriate tax equalization policy);

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

–	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Excessive severance and/or change in control provisions:
–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

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•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing- -was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting- -does the new option vest immediately or is there a black-out period?

•	Term of the option- -the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,

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•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9.	Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, the following factors should be considered:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

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Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

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•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to non-U.S. public equity investments. Note that some items may vary by market based on specific country regulations or practices.

1.	Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association

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Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2.	Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; OR

•	There are clear concerns over questionable finances or restatements; OR

•	There have been questionable transactions with conflicts of interest; OR

•	There are any records of abuses against minority shareholder interests; OR

•	The board fails to meet minimum corporate governance standards. OR

Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

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•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

•	For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

14-B

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size. Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
An independent Chairman could promote the interest of shareholders and provide oversight. The independent chairman can perform important duties such as setting board meeting agendas, overseeing the information flow to the board and leading the board evaluation process. There may be some cases however, where requiring an independent chairman may not be necessary because there is evidence of strong board independence.

–	GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

–	2/3 independent board, or majority in countries where employee representation is common practice;

–	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

–	Fully independent key committees; and/or

–	Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.	Capital Structure Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures

15-B

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure. Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

•	For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

16-B

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4.	Other Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a

17-B

company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments, and multi-year guarantees for salary increases.
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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APPENDIX C
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-C

PART C: OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Agreement and Declaration of Trust dated January 28, 1997 1/
(2)	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997 2/

(3)	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust dated January 28, 1997 2/

(4)	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(5)	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust dated January 28, 1997 3/

(6)	Amendment No. 5 dated January 28, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(7)	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust dated January 28, 1997 4/

(8)	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust dated January 28, 1997 5/

(9)	Amendment No. 8 dated March 1, 1999 to Agreement and Declaration of Trust dated January 28, 1997 6/

(10)	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust dated January 28, 1997 7/

(11)	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(12)	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust dated January 28, 1997 8/

(13)	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust dated January 28, 1997 9/

(14)	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust dated January 28, 1997 10/

(15)	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust dated January 28, 1997 11/

(16)	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust dated January 28, 1997 12/

(17)	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust dated January 28, 1997 13/

(18)	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust dated January 28, 1997 14/

(19)	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(20)	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(21)	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust dated January 28, 1997 15/

(22)	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 16/

(23)	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(24)	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997 17/

(25)	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 18/

(26)	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(27)	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997 19/

(28)	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 20/

(29)	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(30)	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 21/

(31)	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977 21/

(32)	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(33)	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 23/

(34)	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(35)	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 22/

(36)	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 24/

(37)	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 25/

(38)	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(39)	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 26/

(40)	Amendment No. 39 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(41)	Amendment No. 40 dated December 14, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(42)	Amendment No. 41 dated February 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(43)	Amendment No. 42 dated March 15, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(44)	Amendment No. 43 dated May 10, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 27/

(45)	Amendment No. 44 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997. 28/

(46)	Amendment No. 45 dated June 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(47)	Amendment No. 46 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(48)	Amendment No. 47 dated November 8, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 29/

(49)	Amendment No. 48 dated December 13, 2007 to the Agreement and Declaration of Trust dated January 28, 1997 30/

(50)	Amendment No. 49 dated June 19, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 31/

(51)	Amendment No. 50 dated August 14, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 32/

(52)	Amendment No. 51 dated August 25, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(53)	Amendment No. 52 dated November 13, 2008 to the Agreement and Declaration of Trust dated January 28, 1997 33/

(54)	Amendment No. 53 dated May 21, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(55)	Amendment No. 54 dated November 19, 2009 to the Agreement and Declaration of Trust dated January 28, 1997 34/

(56)	Amendment No. 55 dated February 11, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 35/

(57)	Amendment No. 56 dated May 20, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/

(58)	Amendment No. 57 dated June 17, 2010 to the Agreement and Declaration of Trust dated January 28, 1997 36/
(b)	(1) Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002 15/
(2)	Amendment No. 1 dated November 4, 2004 to Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002. 20/

(3)	Amendment No. 2 dated October 16, 2009 to Amended and Restated By-laws of Goldman Sachs Trust dated October 30, 2002. 34/
(c)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest 37/

(d)	(1) Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. 3/
(2)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. 3/

(3)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management 3/

(4)	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management 3/

(5)	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs — Institutional Liquid Assets, and Goldman Sachs Asset Management 3/

(6)	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 38/

(7)	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management 3/

(8)	Amended Annex A dated September 25, 2007 to the Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management 39/

(9)	Amended Annex A dated June 17, 2010 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International 36/

(10)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Short-Duration Tax-Free Fund) 40/

(11)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Institutional Liquid Assets Portfolios) 40/

(12)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to certain of the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds) 40/

(13)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Core Fixed Income Fund) 40/

(14)	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (with respect to the Goldman Sachs Asset Allocation Funds) 40/

(15)	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Equity Growth Strategy (formerly Aggressive Growth Strategy), Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios 20/

(16)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund 33/

(17)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Ultra-Short Duration Government Fund (formerly Goldman Sachs Adjustable Rate Government Fund) 33/

(18)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund 33/

(19)	Fee Reduction Commitment dated July 1, 2008 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund 33/
(e)	(1)	Distribution Agreement dated April 30, 1997, as amended October 30, 2003 17/

(2)	Amended Exhibit A dated June 17, 2010 to the Distribution Agreement dated April 30, 1997, as amended October 30, 2003, filed herewith.

(f)	Not applicable

(g)	(1) Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company 41/
(2)	Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 42/

(3)	Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement 42/

(4)	Amendment dated May 28, 1981 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 42/

(5)	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company 2/

(6)	Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement 42/

(7)	Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters 42/

(8)	Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account 42/

(9)	Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check 42/

(10)	Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company 42/

(11)	Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement 42/

(12)	Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges 42/

(13)	Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement 42/

(14)	Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Security Pacific National Bank as its subcustodian and certain other matters 42/

(15)	Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 42/

(16)	Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets 42/

(17)	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund 5/

(18)	Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets 5/

(19)	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios) 7/

(20)	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Tollkeeper Fund (formerly Internet Tollkeeper Fund)) 8/

(21)	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Large Cap Value Fund) 43/

(22)	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Structured Tax-Managed Equity Fund (formerly CORE Tax-Managed Equity Fund)) 10/

(23)	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund) 10/

(24)	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund) 11/

(25)	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company 10/

(26)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978 10/

(27)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990 10/

(28)	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991 10/

(29)	Amendment dated July 2, 2001 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company 14/

(30)	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company 14/

(31)	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company 14/

(32)	Form of amendment to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company 14/

(33)	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 44/

(34)	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company 44/

(35)	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company 15/

(36)	Global Custody Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. 45/

(37)	Letter Amendment dated August 26, 2003 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Emerging Markets Debt Fund) 46/

(38)	Letter Amendment dated October 28, 2003 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Mortgages Fund) 46/

(39)	Letter Amendment dated February 8, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (for the fund now known as Goldman Sachs Commodity Strategy Fund) 46/

(40)	Letter Amendment dated March 14, 2007 to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Satellite Strategies Portfolio) 46/

(41)	Letter Amendment dated April 23, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Strategic International Equity Fund) 46/

(42)	Letter Amendment dated May 2, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund) 46/

(43)	Letter Amendment dated August 10, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Inflation Protected Securities Fund) 46/

(44)	Letter Amendment dated August 10, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Retirement Strategies Portfolios) 46/

(45)	Letter Amendment dated September 12, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Small Cap Fund) 46/

(46)	Letter Amendment dated September 12, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured Emerging Markets Equity Fund) 46/

(47)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Enhanced Dividend Global Equity Portfolio) 46/

(48)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Tax-Advantaged Global Equity Portfolio) 46/

(49)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Tax-Managed Equity Fund) 46/

(50)	Letter Amendment dated September 18, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs International Equity Dividend and Premium Fund) 46/

(51)	Letter Amendment dated October 4, 2007 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Local Emerging Markets Debt Fund) 46/

(52)	Letter Amendment dated November 28, 2007 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Absolute Return Tracker Fund) 46/

(53)	Letter Amendment dated September 17, 2009 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Equity Flex Fund) 34/

(54)	Letter Amendment dated November 19, 2009 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs U.S. Equity Fund) 34/

(55)	Letter Amendment dated November 19, 2009 to the Custodian Agreement dated June 30, 2006 between Registrant and JPMorgan Chase Bank, N.A. (Goldman Sachs Dynamic Allocation Fund) 47/

(56)	Letter Amendment dated August 11, 2009 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Tollkeeper Fund ) 48/

(57)	Letter Amendment dated June 17, 2010 to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Goldman Sachs Strategic Income Fund) 36/
(h)	(1)	First Amendment dated July 18, 1994 to Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 49/
(2)	Amended and Restated Wiring Agreement dated January 25, 1994 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company 49/

(3)	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company 42/

(4)	Transfer Agency Agreement dated August 9, 2007 between Registrant and Goldman, Sachs & Co. 50/

(5)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 5/

(6)	Form of Retail Service Agreement on behalf of Goldman Sachs Trust — TPA Assistance Version relating to the Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds 51/

(7)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs — Institutional Liquid Assets Portfolios 5/

(8)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds 5/

(9)	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Class A Shares and Service Shares of Goldman Sachs Equity and Fixed Income Funds 51/

(10)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios, filed herewith.

(11)	Goldman Sachs Trust Institutional Liquid Assets Administration Class Administration Plan amended and restated as of February 4, 2004 45/

(12)	Goldman Sachs Trust ILA Cash Management Shares Service Plan amended and restated as of February 4, 2004 52/

(13)	Goldman Sachs Trust FST Select Class Select Plan amended and restated as of February 4, 2004 45/

(14)	Goldman Sachs Trust FST Administration Class Administration Plan amended and restated as of February 4, 2004 45/

(15)	Goldman Sachs Trust ILA Administration Class Administration Plan amended and restated as of February 4, 2004 45/

(16)	Goldman Sachs Trust FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004 45/

(17)	Goldman Sachs Trust Administration Class Administration Plan amended and restated as of February 4, 2004 45/

(18)	Goldman Sachs Trust Institutional Liquid Assets Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 45/

(19)	Goldman Sachs Trust Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 45/

(20)	Goldman Sachs Trust FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004 45/

(21)	Goldman Sachs Trust Account Service Plan for Institutional Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund) 45/

(22)	Goldman Sachs Trust Account Service Plan for Class A Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund) 45/

(23)	Goldman Sachs Trust FST Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004 45/

(24)	Mutual Funds Service Agreement dated June 30, 2006 between Registrant and J.P. Morgan Investor Services Co. 53/

(25)	Form of Fee Waiver Agreement between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Commodity Strategy Fund 49/

(26)	Goldman Sachs Trust FST Cash Management Shares Service Plan dated February 11, 2010 (on behalf of Financial Square Funds) 54/

(27)	Goldman Sachs Trust Premier Shares Service Plan and Administration Plan dated February 11, 2010 54/

(28)	Goldman Sachs Trust Resource Shares Service Plan dated February 11, 2010 54/

(i)	Opinion and Consent of Dechert LLP 36/

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1) Class A Distribution and Service Plan amended and restated as of May 5, 2004 19/
(2)	Class B Distribution and Service Plan amended and restated as of February 4, 2004 45/

(3)	Class C Distribution and Service Plan amended and restated as of February 4, 2004 45/

(4)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of February 4, 2004 45/

(5)	Class R Distribution and Service Plan dated November 8, 2007 29/

(6)	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 (on behalf of Financial Square Funds) 54/

(7)	Resource Shares Plan of Distribution pursuant to Rule 12b-1 dated February 11, 2010 54/
(n)	(1) Plan in Accordance with Rule 18f-3, amended and restated as of February 11, 2010 54/

(p)	(1) Code of Ethics — Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund dated April 23, 1997, as amended effective March 12, 2009 36/
(2)	Code of Ethics — Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC dated January 23, 1991, as amended effective January 15, 2010 36/
(q)	(1) Powers of Attorney for Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel 23/
(2)	Powers of Attorney for Ms. Daniels and Ms. Palmer 55/

(3)	Power of Attorney for James A. McNamara 56/

(4)	Power of Attorney for George F. Travers 34/

1/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 14, 1997.

2/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 16, 1997.

3/	Incorporated by reference from Post-Effective Amendment No. 41 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 13, 1998.

4/	Incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-17619, filed October 1, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1998.

6/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 12, 1999.

7/	Incorporated by reference from Post-Effective Amendment No. 55 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 16, 1999.

8/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 33-17619, filed September 16, 1999.

9/	Incorporated by reference from Post-Effective Amendment No. 58 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 1999.

10/	Incorporated by reference from Post-Effective Amendment No. 62 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 23, 2000.

11/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 3, 2000.

12/	Incorporated by reference from Post-Effective Amendment No. 68 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 22, 2000.

13/	Incorporated by reference from Post-Effective Amendment No. 72 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 13, 2001.

14/	Incorporated by reference from Post-Effective Amendment No. 73 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2001.

15/	Incorporated by reference from Post-Effective Amendment No. 79 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 11, 2002.

16/	Incorporated by reference from Post-Effective Amendment No. 81 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 19, 2003.

17/	Incorporated by reference from Post-Effective Amendment No. 85 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 12, 2003.

18/	Incorporated by reference from the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds (“Acquisition”), SEC File No. 333-117561, filed July 22, 2004.

19/	Incorporated by reference from Post-Effective Amendment No. 93 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 23, 2004.

20/	Incorporated by reference from Post-Effective Amendment No. 103 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 17, 2005.

21/	Incorporated by reference from Post-Effective Amendment No. 112 to the Registrant’s registration statement, SEC File No. 811-05349, filed December 7, 2005.

22/	Incorporated by reference from Post-Effective Amendment No. 127 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 26, 2006.

23/	Incorporated by reference from Post-Effective Amendment No. 114 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 2005.

24/	Incorporated by reference from Post-Effective Amendment No. 129 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 23, 2006.

25/	Incorporated by reference from Post-Effective Amendment No. 133 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 18, 2006.

26/	Incorporated by reference from Post-Effective Amendment No. 143 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 21, 2006.

27/	Incorporated by reference from Post-Effective Amendment No. 159 to the Registrant’s registration statement, SEC File No. 811-05349, filed June 12, 2007.

28/	Incorporated by reference from Post-Effective Amendment No. 162 to the Registrant’s registration statement, SEC File No. 811-05349, filed August 14, 2007.

29/	Incorporated by reference from Post-Effective Amendment No. 173 to the Registrant’s registration statement, SEC File No. 811-05349, filed November 27, 2007.

30/	Incorporated by reference from Post-Effective Amendment No. 183 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 18, 2008.

31/	Incorporated by reference from Post-Effective Amendment No. 205 to the Registrant’s registration statement, SEC File No. 33-17619, filed July 29, 2008.

32/	Incorporated by reference from Post-Effective Amendment No. 206 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 27, 2008.

33/	Incorporated by reference from Post-Effective Amendment No. 217 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 27, 2009.

34/	Incorporated by reference from Post-Effective Amendment No. 226 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 24, 2009.

35/	Incorporated by reference from Post-Effective Amendment No. 242 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2010.

36/	Incorporated by reference from Post-Effective Amendment No. 249 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 30, 2010.

37/	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

38/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 25, 1998.

39/	Incorporated by reference from Post-Effective Amendment No. 195 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 29, 2008.

40/	Incorporated by reference from Post-Effective Amendment No. 83 to the Registrant’s registration statement, SEC File No. 33-17619, filed June 13, 2003.

41/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 29, 1995.

42/	Incorporated by reference from Post-Effective Amendment No. 43 to the Registrant’s registration statement, SEC File No. 33-17619, filed March 2, 1998.

43/	Incorporated by reference from Post-Effective Amendment No. 59 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 1, 1999.

44/	Incorporated by reference from Post-Effective Amendment No. 75 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 15, 2002.

45/	Incorporated by reference from Post-Effective Amendment No. 86 to the Registrant’s registration statement, SEC File No. 33-17619, filed February 24, 2004.

46/	Incorporated by reference from Post-Effective Amendment No. 218 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 30, 2009.

47/	Incorporated by reference from Post-Effective Amendment No. 233 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 28, 2009.

48/	Incorporated by reference from Post-Effective Amendment No. 229 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 24, 2009.

49/	Incorporated by reference from Post-Effective Amendment No. 222 to the Registrant’s registration statement, SEC File. No. 33-17619, filed July 28, 2009.

50/	Incorporated by reference from Post-Effective Amendment No. 175 to the Registrant’s registration statement, SEC File No. 33-17619, filed December 10, 2007.

51/	Incorporated by reference from Post-Effective Amendment No. 198 to the Registrant’s registration statement, SEC File No. 33-17619, filed April 28, 2008.

52/	Incorporated by reference from Post-Effective Amendment No. 118 to the Registrant’s registration statement, SEC File No. 811-05349, filed February 17, 2006.

53/	Incorporated by reference from Post-Effective Amendment No. 149 to the Registrant’s registration statement, SEC File No. 33-17619, filed January 19, 2007.

54/	Incorporated by reference from Post-Effective Amendment No. 245 to the Registrant’s registration statement, SEC File No. 33-17619, filed May 14, 2010.

55/	Incorporated by reference from Post-Effective Amendment No. 161 to the Registrant’s registration statement, SEC File No. 33-17619, filed August 10, 2007.

56/	Incorporated by reference from Post-Effective Amendment No. 171 to the Registrant’s registration statement, SEC File No. 33-17619, filed November 9, 2007.
Item 29. Persons Controlled by or Under Common Control with the Fund
     Goldman Sachs Commodity Strategy Fund, a series of the Registrant, wholly owns and controls Goldman Sachs Cayman Commodity Fund, Ltd. (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Commodity Strategy Fund’s annual and semi-annual reports to shareholders.
Item 30. Indemnification
     Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).
     The Management Agreements (other than the Management Agreements on behalf of the ILA Portfolios and the Short Duration Government Fund) provide that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreements. Section 7 of the Management Agreements on behalf of the ILA Portfolios and the Short Duration Government Fund provides that the ILA Portfolios and the Short Duration Government Fund will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreements. The Management Agreements are incorporated by reference as Exhibits (d)(1) through (d)(7).
     Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended October 30, 2003 and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated August 9, 2007 provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. Copies of the Distribution Agreement and the Transfer Agency Agreement are incorporated by reference as Exhibits (e)(1) and (h)(4) respectively, to the Registrant’s Registration Statement.
     Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Item 31. Business and Other Connections of Investment Adviser
     Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
John S. Weinberg	The Goldman Sachs Group, Inc.	Vice Chairman
Managing Director-	200 West Street
GSAM LP	New York, New York 10282

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
	Goldman, Sachs & Co.	Managing Director
200 West Street
New York, New York 10282

Lloyd C. Blankfein	The Goldman Sachs Group, Inc.	Chairman and Chief
Managing Director-	200 West Street	Executive Officer
GSAM LP	New York, New York 10282

	Goldman, Sachs & Co.	Managing Director
200 West Street
New York, New York 10282
Item 32. Principal Underwriters
(a)	Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.

(b)	Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Alan M. Cohen (1)	Global Head of Compliance, Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
Edith Cooper (1)	Managing Director
Gordon E. Dyal (2)	Managing Director
Isabelle Ealet (3)	Managing Director
Edward K. Eisler (3)	Managing Director
J. Michael Evans (4)	Managing Director
Edward C. Forst (1)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (2)	Managing Director
David B. Heller (1)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Gwen R. Libstag (1)	Managing Director
Masanori Mochida (5)	Managing Director
Donald R. Mullen, Jr. (1)	Managing Director
Timothy J. O’Neill (1)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Richard M. Ruzika (1)	Managing Director
Pablo J. Salame (3)	Managing Director
Harvey M. Schwartz (1)	Managing Director
Michael S. Sherwood (3)	Managing Director
David M. Solomon (1)	Managing Director
Esta Stecher (1)	General Counsel and Managing Director
Steven H. Strongin (1)	Managing Director
David A. Viniar (1)	Managing Director
John S. Weinberg (1)	Managing Director

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Yoel Zaoui (2)	Managing Director

(1)	200 West Street, New York, NY 10282

(2)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(3)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(4)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(5)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(c)      Not Applicable.
Item 33. Location of Accounts and Records
     The Agreement and Declaration of Trust, Amended and Restated By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111 and JP Morgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Chicago, Illinois 60606.
Item 34. Management Services
     Not applicable
Item 35. Undertakings
     Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 252 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 252 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 29th day of July, 2010.
  GOLDMAN SACHS TRUST
  (A Delaware statutory trust)

By:	/s/ Peter V. Bonanno Peter V. Bonanno
Secretary
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]James A. McNamara James A. McNamara	President (Chief Executive Officer) and Trustee	July 29, 2010

[1]George F. Travers George F. Travers	Principal Financial Officer and Senior Vice President	July 29, 2010

[1]Ashok N. Bakhru	Chairman and Trustee	July 29, 2010

Ashok N. Bakhru

[1]John P. Coblentz, Jr.	Trustee	July 29, 2010

John P. Coblentz, Jr.

[1]Diana M. Daniels	Trustee	July 29, 2010

Diana M. Daniels

[1]Patrick T. Harker	Trustee	July 29, 2010

Patrick T. Harker

[1]Jessica Palmer	Trustee	July 29, 2010

Jessica Palmer

[1]Alan A. Shuch	Trustee	July 29, 2010

Alan A. Shuch

[1]Richard P. Strubel	Trustee	July 29, 2010

Richard P. Strubel

By:	/s/ Peter V. Bonanno Peter V. Bonanno,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE
The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 17, 2010.
     RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter V. Bonanno, James A. Fitzpatrick and James A. McNamara, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.
Dated: July 29, 2010

/s/ Peter V. Bonanno
Peter V. Bonanno,
Secretary

EXHIBIT INDEX

(e)(2)	Amended Exhibit A dated June 17, 2010 to the Distribution Agreement dated April 30, 1997, as amended October 30, 2003

(h)(10)	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Institutional Class, Select Class, Preferred Class, Capital Class, Administration Class, Premier Class, Service Class, Resource Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Fund of Funds Portfolios

(j)	Consent of PricewaterhouseCoopers LLP